UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

U.S. XPRESS ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED APRIL 20, 2023
Letter to U.S. Xpress’ Stockholders
from U.S. Xpress’ Co-Founder and Executive Chairman
and U.S. Xpress’ Lead Independent Director
Dear Fellow Stockholders,
You are cordially invited to attend a Special Meeting (which, including any adjournments or postponements thereof, we refer to as the “Special Meeting”) of the stockholders of U.S. Xpress Enterprises, Inc. (which we refer to as “U.S. Xpress”) to be held on [•], 2023, at [•], Eastern time, at U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.
At the Special Meeting, U.S. Xpress will ask you to vote on a proposal to approve the Agreement and Plan of Merger, dated as of March 20, 2023, by and among U.S. Xpress, Knight-Swift Transportation Holdings Inc. (which we refer to as “Knight-Swift”) and Liberty Merger Sub Inc., an indirect wholly owned subsidiary of Knight-Swift (which we refer to as “Merger Subsidiary”), as it may be amended from time to time (which we refer to as the “Merger Agreement”), under which Merger Subsidiary will merge with and into U.S. Xpress, with U.S. Xpress surviving the merger (which we refer to as the “Merger”) as an indirect subsidiary of Knight-Swift.
If the Merger is completed, at the effective time of the Merger, each share of Class A common stock, par value $0.01 per share, of U.S. Xpress (which we refer to as “Class A common stock”) and each share of Class B common stock, par value $0.01 per share, of U.S. Xpress (which we refer to as “Class B common stock” and collectively with Class A common stock, “U.S. Xpress stock”) issued and outstanding immediately prior to the effective time of the Merger (other than certain shares as set forth in the Merger Agreement) will be automatically converted into the right to receive $6.15 in cash, without interest.
The board of directors of U.S. Xpress (which we refer to as the “Board”) formed a Special Committee of the Board comprised solely of disinterested and independent directors (which we refer to as the “Special Committee”), and after careful consideration, the Special Committee unanimously (i) determined that the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, as defined below, were fair to, advisable and in the best interests of U.S. Xpress and its stockholders (other than the Rollover Stockholders, as defined below), (ii) adopted and approved the Merger Agreement and the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, (iii) approved the execution and delivery of the Merger Agreement, the Support Agreement and the other transaction documents and the performance by U.S. Xpress of its covenants and other obligations pursuant thereto, (iv) directed that the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal be submitted to U.S. Xpress’ stockholders for their approval, (v) resolved to recommend approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal by U.S. Xpress’ stockholders (which we refer to as the “Special Committee recommendation”), and (vi) resolved to exercise the proxy (acting by a majority) granted pursuant to the Support Agreement at any such meeting of U.S. Xpress’ stockholders in accordance with the terms and conditions of the Support Agreement.
The Special Committee unanimously recommends that you vote “FOR” the proposal to approve the Merger Agreement, including the Merger, which proposal we refer to as the “Merger Proposal”.
At the Special Meeting, U.S. Xpress will also ask you to approve an amendment (which we refer to as the “Charter Amendment”) to the Company’s Third Amended and Restated Articles of Incorporation (which we refer to as the “Charter”) providing that, to the extent that the Merger Agreement or the Rollover Agreement, as defined below, any of the transactions contemplated by those agreements or the consideration to be paid to the holders of Class A common stock or Class B common stock pursuant to those agreements are inconsistent with Section 3.2(e) of the Charter or any other provisions thereof, Section 3.2(e) or such other provisions will not be applicable. If approved, the Charter Amendment will become effective immediately prior to the effective time of the Merger.
The Special Committee unanimously recommends that you vote “FOR” the proposal to adopt the Charter Amendment, which proposal we refer to as the “Charter Amendment Proposal”.
At the Special Meeting, U.S. Xpress will ask stockholders of U.S. Xpress (other than the Rollover Stockholders, any Family Member, Permitted Entity or Permitted Trust (each as defined in the Charter) of Max L. Fuller, U.S. Xpress’ Founder and Executive Chairman, or William E. Fuller, U.S. Xpress’ President, Chief Executive Officer and director, Knight-Swift and their respective affiliates and the directors and executive officers of U.S. Xpress (we refer to these stockholders, collectively, as the “Excluded Stockholders”)) to separately approve the Merger by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose (which proposal we refer to as the “Majority-of-the-Minority Approval Proposal”).
The Special Committee unanimously recommends that you (other than Excluded Stockholders) vote “FOR” the Majority-of-the-Minority Approval Proposal.
At the Special Meeting, U.S. Xpress will also ask you (i) to approve, on a non-binding, advisory basis, the compensation that will or may become payable to U.S. Xpress’ named executive officers in connection with the Merger (which proposal we refer to as the “Advisory Compensation Proposal”), and (ii) to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies to vote in favor of the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal (which proposal we refer to as the “Adjournment Proposal”).
The Special Committee unanimously recommends that you vote “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
We currently have two classes of common stock outstanding: Class A common stock and Class B common stock. The holders of our Class A common stock are each entitled to one vote per share. The holders of our Class B common stock are each entitled to five votes per share. For purposes of the Majority-of-the-Minority Approval Proposal, each share of U.S. Xpress stock (including the shares of Class B common stock but excluding shares of U.S. Xpress stock held by Excluded Stockholders) will be counted equally with one vote per share for this purpose.
Concurrently with U.S. Xpress’ and Knight-Swift’s entry into the Merger Agreement, certain of U.S. Xpress’ stockholders, namely Max L. Fuller, FSBSPE 1, LLC, FSBSPE 2, LLC, FSBSPE 3, LLC, Fuller Family Enterprises, LLC, William E. Fuller, Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller and Max Fuller Family Limited Partnership (which we refer to collectively as the “Rollover Stockholders”), entered into an irrevocable proxy and agreement with U.S. Xpress and each member of the Special Committee (which we refer to as the “Support Agreement”). As of [•], 2023 (which we refer to as the “record date”), the Rollover Stockholders collectively beneficially own shares of U.S. Xpress stock representing approximately [•]% of the voting power of U.S. Xpress stock (consisting of approximately [•]% of the Class A common stock outstanding as of the record date and approximately [•]% of the Class B common stock outstanding as of the record date). Pursuant to and subject to the terms of the Support Agreement, the Rollover Stockholders have agreed to, among other things, grant an irrevocable proxy in favor of the members of the Special Committee (acting by a majority) to, among other things, vote their shares of U.S. Xpress stock in favor of the proposals set forth in the proxy statement accompanying this letter (other than the Majority-of-the-Minority Approval Proposal). For further discussion of the Support Agreement, see the section of the proxy statement accompanying this letter titled “The Merger — Support Agreement” in the proxy statement accompanying this letter.

In addition, the Rollover Stockholders have entered into a rollover agreement (which we refer to as the “Rollover Agreement”) pursuant to which they have agreed to, among other things, contribute 5,266,862 shares of U.S. Xpress stock to Liberty Holdings Topco LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Knight-Swift (“Holdings”), that, after the Merger, will indirectly own U.S. Xpress, in exchange for an approximately 10% non-voting equity interest in Holdings. Holdings will be governed by an Amended and Restated Limited Liability Company Agreement (which we refer to as the “LLC Agreement”). For further discussion of the Rollover Agreement and the LLC Agreement, see the section of the proxy statement accompanying this letter titled “The Merger — Rollover Agreement and LLC Agreement” in the proxy statement accompanying this letter.
Your vote is very important, regardless of the number of shares you own. U.S. Xpress cannot complete the Merger without (i) the approval of the Merger Proposal by the affirmative vote of (a) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress stock as of the record date (voting together as a single class, with the holders of U.S. Xpress stock entitled to one vote for each share of Class A common stock and five votes for each share of Class B common stock, held by them) and (b) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class B common stock as of the record date (voting separately as a single class), (ii) the approval of the Charter Amendment Proposal by the affirmative vote of (a) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress stock as of the record date (voting together as a single class, with the holders of U.S. Xpress stock entitled to one vote for each share of Class A common stock and five votes for each share of Class B common stock, held by them), (b) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class A common stock as of the record date (voting separately as a single class) and (c) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class B common stock as of the record date (voting separately as a single class), and (iii) the approval of the Majority-of-the-Minority Approval Proposal by a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress stock as of the record date (excluding shares of U.S. Xpress stock held by the Excluded Stockholders) voting together as a single class, with each share of U.S. Xpress stock (including shares of Class B common stock) counted equally with one vote per share for this purpose. Although the Rollover Stockholders own, as of the record date, approximately [•]% of the voting power of U.S. Xpress stock (consisting of approximately [•]% of the Class A common stock outstanding as of the record date and approximately [•]% of the Class B common stock outstanding as of the record date), their support is insufficient to deliver all of the votes required to approve the Charter Amendment Proposal. In addition, the shares held by the Rollover Stockholders will not be taken into account in determining approval of the Majority-of-the-Minority Approval Proposal.
In the materials accompanying this letter, you will find a Notice of Special Meeting of stockholders, a proxy statement relating to the actions to be taken by U.S. Xpress’ stockholders at the Special Meeting or any adjournment or postponement thereof and a proxy card. The proxy statement includes other important information about the Merger Agreement, the Merger and the Charter Amendment. U.S. Xpress encourages you to read the entire proxy statement and its annexes carefully. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. A copy of the Charter Amendment is attached as Exhibit A to Annex A to the accompanying proxy statement. You may also obtain additional information about U.S. Xpress from documents U.S. Xpress has filed with the Securities and Exchange Commission.
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY TELEPHONE, OVER THE INTERNET OR BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE AS INSTRUCTED IN THESE MATERIALS. It is important that your shares be represented and voted at the Special Meeting. If you are a stockholder of record, you may vote at the Special Meeting as you wish, even if you have previously returned your proxy card, and your vote will revoke any proxy that you have previously submitted. If your shares are held in the name of your bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting. If your shares are held in street name by your bank, broker or other nominee, you should follow the directions provided by your bank, broker or other nominee regarding how to vote your shares of U.S. Xpress stock. The failure to instruct your bank, broker or other nominee to vote your shares of U.S. Xpress stock will have the same effect as voting against the proposal to approve the Merger Agreement and the Merger.
On behalf of the entire Board, we thank you, U.S. Xpress’ stockholders, for your support and investment in U.S. Xpress Enterprises, Inc.
/s/ Max Fuller Max Fuller Co-Founder and Executive Chairman	/s/ John Rickel John Rickel Lead Independent Director Chairman, Special Committee
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the Merger, passed upon the merits of the Merger Agreement or the Merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [•], 2023, and together with the enclosed form of proxy card, is first being mailed to U.S. Xpress’ stockholders on or about [•], 2023.

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED APRIL 20, 2023
U.S. XPRESS ENTERPRISES, INC.
4080 Jenkins Road
Chattanooga, TN 37421
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Date and Time	Location	Who Can Vote
[•], 2023 [•], Eastern time	U.S. Xpress Enterprises, Inc. 4080 Jenkins Road Chattanooga, Tennessee 37421	Stockholders as of [•], 2023
Dear Stockholder,
Notice is hereby given that a Special Meeting (which, including any adjournments or postponements thereof, we refer to as the “Special Meeting”) of the stockholders of U.S. Xpress Enterprises, Inc. (which we refer to as “U.S. Xpress”) will be held on [•], 2023, at [•], Eastern time, at U.S. Xpress corporate headquarters located at 4080 Jenkins Road, Chattanooga, Tennessee 37421.
We are holding the meeting for the following purposes:
Proposals		Special Committee’s Recommendation	Page
1
Merger Proposal.   To approve the Agreement and Plan of Merger, dated as of March 20, 2023, by and among U.S. Xpress, Knight-Swift Transportation Holdings Inc. (“Knight-Swift”) and Liberty Merger Sub Inc. (“Merger Subsidiary”), as it may be amended from time to time (the “Merger Agreement”) and the merger of Merger Subsidiary with and into U.S. Xpress, with U.S. Xpress surviving the merger (which we refer to as the “Merger”) as an indirect subsidiary of Knight-Swift.
		FOR	[•]
2	Charter Amendment Proposal. To approve an amendment (which we refer to as the “Charter Amendment”) to the Company’s Third Amended and Restated Articles of Incorporation (the “Charter”).	FOR	[•]
3
Majority-of-the-Minority Approval Proposal.   To separately approve the Merger, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Rollover Stockholders and the other Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose.
		FOR	[•]
4
Advisory Compensation Proposal.   To approve, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to our named executive officers in connection with the Merger.
		FOR	[•]
5
Adjournment Proposal.   To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies to vote in favor of the proposal to approve the Merger Proposal, the Charter Proposal and/or the Majority-of-the-Minority Approval Proposal in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal.
		FOR	[•]

Holders of record of our Class A common stock, par value $0.01 (which we refer to as “Class A common stock”) and Class B common stock, par value $0.01 (which we refer to as “Class B common stock” and together with Class A common stock, collectively “U.S. Xpress stock”), outstanding as of 4:00 p.m., Eastern time, on [•], 2023 (the “record date”), are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement of the Special Meeting. You will be entitled to one vote for each share of Class A common stock and five votes for each share of Class B common stock that you owned on the record date on the proposals at the Special Meeting, except that, for the Majority-of-the-Minority Approval Proposal, U.S. Xpress’ stockholders (other than the Rollover Stockholders and the other Excluded Stockholders) will be entitled to one vote for each share of Class A common stock and one vote for each share of Class B common stock owned on the record date. A list of our stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose germane to the Special Meeting during ordinary business hours at our principal place of business located at 4080 Jenkins Road, Chattanooga, Tennessee 37421, during the 10-day period prior to the Special Meeting.
Our board of directors (which we refer to as the “Board”) formed a Special Committee of the Board comprised solely of disinterested and independent directors (which we refer to as the “Special Committee”), and delegated to the Special Committee the exclusive power and authority to review, evaluate, negotiate and approve a potential transaction with Knight-Swift, and after considering the factors more fully described in the accompanying proxy statement, the Special Committee unanimously (i) determined that the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, are fair to, advisable and in the best interests of U.S. Xpress’ stockholders (other than the Rollover Stockholders), (ii) adopted and approved the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, (iii) approved the execution and delivery of the Merger Agreement, the Support Agreement and the other transaction documents and the performance by U.S. Xpress of its covenants and other obligations pursuant thereto, (iv) directed that the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal be submitted to U.S. Xpress’ stockholders for their approval, (v) resolved to recommend approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal by U.S. Xpress’ stockholders, and (vi) resolved to exercise the proxy (acting by a majority) granted pursuant to the Support Agreement at any such meeting of U.S. Xpress’ stockholders in accordance with the terms and conditions of the Support Agreement. The Special Committee recommends that stockholders vote “FOR” each of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal described in the accompanying proxy statement. The Special Committee further recommends that you vote “FOR” each of the Advisory Compensation Proposal and the Adjournment Proposal also described in the accompanying proxy statement.
U.S. Xpress will not transact any business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournment or postponement thereof, by or at the direction of the Board.
By Order of the Board of Directors of U.S. Xpress Enterprises, Inc.,
/s/ Nathan Harwell

Nathan Harwell
Executive Vice President, Chief Legal Officer and Secretary
CHATTANOOGA, TENNESSEE
[•], 2023
Your vote is important. Please vote by telephone, via the Internet, or by marking, signing and returning your proxy or voting instruction form as soon as possible, regardless of whether you plan to attend the Special Meeting.

SUMMARY
This summary does not contain all of the information you should consider before voting and is qualified in its entirety by the full proxy statement. Please read the entire proxy statement before voting.
This summary, together with the following section of this proxy statement titled “Questions and Answers About the Special Meeting and the Merger,” highlights selected information from this proxy statement and may not contain all of the information that is important to you as a stockholder of U.S. Xpress or that you should consider before voting at the Special Meeting. To better understand the Merger and the Charter Amendment, you should carefully read this entire proxy statement, all of its annexes, including the Merger Agreement and the Charter Amendment, and all documents incorporated by reference into this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement titled “Where Stockholders Can Find More Information.” The Merger Agreement is attached as Annex A to this proxy statement. The Charter Amendment is attached as Exhibit A to Annex A to this proxy statement. We encourage you to read the Merger Agreement, which is the legal document that governs the Merger, and the Charter Amendment carefully and in their entirety.
In this proxy statement, the terms “we,” “us,” “our,” “U.S. Xpress” and the “Company” refer to U.S. Xpress Enterprises, Inc. and, where appropriate, its subsidiaries. We refer in this proxy statement to the U.S. Xpress Board of Directors as the “Board of Directors” or the “Board,” the Special Committee of the Board of Directors as the “Special Committee,” Knight-Swift Transportation Holdings Inc. as “Knight-Swift” and Liberty Merger Sub Inc. as “Merger Subsidiary.” All references to the “Merger” refer to the merger of Merger Subsidiary with and into U.S. Xpress, with U.S. Xpress surviving the Merger as a subsidiary of Knight-Swift; and, unless otherwise indicated or as the context requires, all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of March 20, 2023, as it may be amended from time to time, by and among U.S. Xpress, Knight-Swift, and Merger Subsidiary. U.S. Xpress, following the completion of the Merger, is sometimes referred to in this proxy statement as the “surviving corporation.” References to (i) “Class A common stock” mean Class A common stock of U.S. Xpress, par value $0.01, (ii) “Class B common stock” mean Class B common stock of U.S. Xpress, par value $0.01, (iii) “U.S. Xpress stock” mean, collectively Class A common stock and Class B common stock, and (iv) “U.S. Xpress’ stockholders” or “our stockholders” mean holders of U.S. Xpress stock.
Parties Involved in the Merger (Page [•])
U.S. Xpress Enterprises, Inc. (Page [•])
U.S. Xpress is an asset-based truckload carrier, providing services throughout the United States with a focus in the densely populated and economically diverse eastern half of the United States. U.S. Xpress offers customers a broad portfolio of services using its own truckload fleet and third-party carriers through its asset-light freight brokerage network. U.S. Xpress’ fleet consists of approximately 7,200 tractors and approximately 14,400 trailers, including approximately 1,000 tractors provided by independent contractors.
U.S. Xpress is organized under the laws of the State of Nevada. The address and telephone number of its headquarters are 4080 Jenkins Road, Chattanooga, Tennessee 37421, and (833) 879-7737.
Additional information about U.S. Xpress is contained in its public filings, certain of which we incorporate by reference herein. For further information, see the section of this proxy statement titled “Where Stockholders Can Find More Information.”
U.S. Xpress’ Class A common stock is listed on the New York Stock Exchange (which we refer to as the “NYSE”) under the symbol “USX.”
Knight-Swift Transportation Holdings Inc. (Page [•])
Knight-Swift is one of North America’s largest and most diversified freight transportation companies, providing multiple truckload transportation, less-than-truckload, logistics, and business services to the shipping and transportation sectors. Knight-Swift uses a nationwide network of business units and terminals in the United States and Mexico to serve customers throughout North America. In addition to operating the country’s largest tractor fleet, Knight-Swift also contracts with third-party equipment providers to provide a broad range of services to its customers while creating quality driving jobs for driving associates and successful business opportunities for independent contractors.
Knight-Swift is organized under the laws of the State of Delaware. The address and telephone number of its executive offices are 2002 West Wahalla Lane, Phoenix, Arizona 85027, and (602) 269-2000.
Knight-Swift’s common stock is traded on the NYSE under the symbol “KNX.”
Liberty Merger Sub Inc. (Page [•])
Merger Subsidiary is an indirect wholly owned subsidiary of Knight-Swift, that was formed on March 16, 2023 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger. Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will be merged with and into U.S. Xpress, with U.S. Xpress surviving the Merger as a subsidiary of Knight-Swift.
Merger Subsidiary is organized under the laws of the State of Nevada. Merger Subsidiary’s principal executive offices are located at 2002 West Wahalla Lane, Phoenix, Arizona 85027 and its telephone number is (602) 269-2000.
The Merger (Page [•])
The proposed transaction is the acquisition of U.S. Xpress by Knight-Swift pursuant to the Merger Agreement. On the terms and subject to the conditions of the Merger Agreement, and in accordance with the Nevada Revised Statutes (which we refer to as the “NRS”), the acquisition will be effected by the merger of Merger Subsidiary with and into U.S. Xpress, with U.S. Xpress surviving the Merger as an indirect subsidiary of Knight-Swift.
Expected Timing of the Merger (Page [•])
We currently expect the Merger to be completed by the end of the [third] quarter of 2023. However, the Merger is subject to the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the “HSR Act”) and other conditions, which are described in more detail in this proxy statement, and it is possible that factors outside the control of U.S. Xpress or Knight-Swift could result in the Merger being completed at a later time or not being completed at all.
Per Share Price (Page [•])
As a result of the Merger, at the effective time, each share of our Class A common stock and Class B common stock issued and outstanding immediately prior to the effective time of the Merger (other than (a) the shares of U.S. Xpress stock held by U.S. Xpress as treasury stock, (b) the shares of U.S. Xpress stock owned by Knight-Swift, Merger Subsidiary, or any direct or indirect wholly owned subsidiary of Knight-Swift or Merger Subsidiary (which shares described in the preceding items (a) and (b) we refer to collectively as the “Excluded Shares”) and (c) the Rollover Shares (as defined herein)), will be converted into the right to receive $6.15 in cash, without interest and less any applicable withholding taxes (which we refer to as the “per share price” or the “merger consideration”). At or prior to the effective time of the Merger, Knight-Swift will deposit, or cause to be deposited, with the payment agent, for the benefit of U.S. Xpress’ stockholders, cash in an amount sufficient to pay the aggregate merger consideration.
The Special Meeting (Page [•])
Date, Time and Place (Page [•])
The Special Meeting will be held on [•], 2023, at [•], Eastern time, at U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.

Purpose of the Special Meeting (Page [•])
At the Special Meeting, you will be asked to consider and vote upon:
(1)
a proposal to approve the Merger Agreement and the Merger (which we refer to as the “Merger Proposal”);

(2)
a proposal to approve the Charter Amendment (which we refer to as the “Charter Amendment Proposal”);

(3)
a proposal to separately approve the Merger, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Rollover Stockholders and the other Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose (which we refer to as the “Majority-of-the-Minority Approval Proposal”);

(4)
a proposal to approve, by a non-binding, advisory vote, the compensation arrangements disclosed in this proxy statement that will or may be payable to U.S. Xpress’ named executive officers in connection with the Merger (which we refer to as the “Advisory Compensation Proposal”); and

(5)
a proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies to vote in favor of the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal in the event there are insufficient votes at the time of the Special Meeting to establish a quorum or approve the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal (which we refer to as the “Adjournment Proposal”).

In this proxy statement, references to the “proposals” refer to proposals (1) to (5) listed above.
Record Date and Voting Information (Page [•])
Only stockholders who hold shares of U.S. Xpress stock as of 4:00 p.m., Eastern time, on the record date will be entitled to receive notice of and vote at the Special Meeting or at any adjournment or postponement of the Special Meeting.
Each share of Class A common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our stockholders for approval at the Special Meeting, and, except in the case of the Majority-of-the-Minority Approval Condition (as defined below), each share of Class B common stock outstanding as of the record date will be entitled to five votes on each matter submitted to our stockholders for approval at the Special Meeting.
Quorum (Page [•])
For the (i) Merger Proposal, (ii) Charter Amendment Proposal, (iii) the Majority-of-the-Minority Approval Proposal, (iv) Advisory Compensation Proposal and (v) Adjournment Proposal, a quorum is the presence, in person or represented by proxy, of the holders of record of a majority of the voting power of the combined shares of Class A common stock and Class B common stock issued and outstanding as of the record date and entitled to vote at the Special Meeting. For the separate vote by holders of Class A common stock and/or Class B common stock as part of the Merger Proposal and the Charter Amendment Proposal, a majority of the voting power of the outstanding shares of such class, present in person or represented by proxy, will constitute a quorum with respect to that vote.
If you have properly voted by proxy, via mail, telephone or the Internet, you will be considered part of the quorum. When a quorum is present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders. If a quorum is not present, the chairman of the Special Meeting may adjourn the meeting, generally without notice other than an announcement at the meeting, until the required quorum is present.

Required Vote; Effect of Abstentions and Broker Non-Votes (Page [•])
Approval of the Merger Proposal requires the affirmative vote of (a) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress stock as of the record date (voting together as a single class, with the holders of U.S. Xpress stock entitled to one vote for each share of Class A common stock and five votes for each share of Class B common stock, held by them) and (b) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class B common stock as of the record date (voting together as a single class) (we refer to the approvals described in the preceding items (a) and (b) as the “Statutory Merger Stockholder Approvals”).
Approval of the Charter Amendment Proposal requires the affirmative vote of (a) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress stock as of the record date (voting together as a single class, with the holders of U.S. Xpress stock entitled to one vote for each share of Class A common stock, and five votes for each share of Class B common stock, held by them), (b) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class A common stock as of the record date (voting together as a single class) and (c) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class B common stock as of the record date (voting together as a single class) (we refer to the approval described in the preceding items (a) through (c) as the “Charter Approval”).
Approval of the Merger also requires the affirmative vote of a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress stock as of the record date (excluding shares of U.S. Xpress stock held by Max L. Fuller, FSBSPE 1, LLC, FSBSPE 2, LLC, FSBSPE 3, LLC, Fuller Family Enterprises, LLC, William E. Fuller, Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller and Max Fuller Family Limited Partnership (which we refer to collectively as the “Rollover Stockholders”), any Family Member, Permitted Entity or Permitted Trust (each as defined in the Charter) of Max L. Fuller or William E. Fuller, Knight-Swift and their respective affiliates and the directors and executive officers of the Company (we refer to these stockholders collectively as the “Excluded Stockholders”)), voting together as a single class with each share of U.S. Xpress stock counted equally with one vote per share for this purpose (we refer to the approval described in the preceding sentence as the “Majority-of-the-Minority Approval Condition” and, together with the Statutory Merger Stockholder Approvals and the Charter Approval, collectively, the “required stockholder approval”).
Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the Class A common stock and Class B common stock entitled to vote thereon that are present in person or represented by proxy at the Special Meeting.
Abstentions will have the same effect as votes “AGAINST” the Merger Proposal, the Charter Amendment Proposal, the Majority-of-the-Minority Approval Proposal, the Advisory Compensation Proposal and the Adjournment Proposal. Abstentions will be counted towards the required quorum.
Shares not in attendance and for which no proxy vote or instruction has been received in advance will have the same effect as votes “AGAINST” the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal and will have no effect on the outcome of the Advisory Compensation Proposal or the Adjournment Proposal. Shares not in attendance will not be counted towards the required quorum.
If you hold your shares through a bank, broker or other nominee (each, a “nominee”) and do not instruct your nominee on how you wish your shares of U.S. Xpress stock to be voted using the voting instruction form provided by your nominee, your nominee may not vote uninstructed shares (which we refer to as “broker non-votes”) on the Merger Proposal, the Charter Amendment Proposal, the Majority-of-the-Minority Approval Proposal, the Advisory Compensation Proposal or the Adjournment Proposal. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals. Broker non-votes will have the same effect as votes “AGAINST” the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal and will have no effect on the outcome of the vote on the Advisory Compensation Proposal or the Adjournment Proposal. Broker non-votes will be counted towards the required quorum.

Voting by Stockholders (Page [•])
Any U.S. Xpress stockholder of record entitled to vote at the Special Meeting may submit a proxy by returning a signed proxy card by mail, telephone or the Internet, or may vote in-person at the Special Meeting. If you are a beneficial owner and hold your shares of U.S. Xpress stock in “street name” through a bank, broker or other nominee, you should follow the procedures provided by your nominee regarding the voting of your shares and instruct your nominee on how you wish your shares of U.S. Xpress stock to be voted. Your bank, broker or other nominee may not vote your shares on the Merger Proposal, the Charter Amendment Proposal, the Majority-of-the-Minority Approval Proposal, the Advisory Compensation Proposal or the Adjournment Proposal without specific instructions from you. Therefore, it is important that you cast your vote or instruct your bank, broker or other nominee on how you wish your shares to be voted. If you are a “street name” holder and wish to vote the shares beneficially owned by you in person by ballot at the Special Meeting, you must provide a “legal proxy” from your nominee, giving you the right to vote the shares at the Special Meeting.
Voting by U.S. Xpress’ Directors and Executive Officers (Page [•])
At 4:00 p.m., Eastern time, on the record date, our directors and executive officers, together with their affiliates, owned an aggregate of (i) [•] shares of Class A common stock, representing approximately [•]% of the Class A common stock outstanding as of the record date, and (ii) [•] shares of Class B common stock, representing approximately [•]% of the Class B common stock outstanding as of the record date, that they are entitled to vote at the Special Meeting, collectively representing approximately [•]% of voting power of the shares of U.S. Xpress stock outstanding as of the record date and entitled to vote at the Special Meeting.
We currently expect that U.S. Xpress’ directors and executive officers will vote their shares in favor of each of the proposals at the Special Meeting (other than the Majority-of-the-Minority Approval Proposal).
The Rollover Stockholders (including Max L. Fuller, our Executive Chairman, and William E. Fuller, our President, Chief Executive Officer and director) have entered into an irrevocable proxy and support agreement (which we refer to as the “Support Agreement”) with each member of the Special Committee and U.S. Xpress, pursuant to which, among other things, the Rollover Stockholders have granted an irrevocable proxy in favor of the Special Committee (acting by a majority) to vote the shares of U.S. Xpress stock owned by the Rollover Stockholders in favor of each of the proposals at the Special Meeting.
Other than Max L. Fuller and William E. Fuller (and the members of the Special Committee exercising the proxy granted by Max L. Fuller and William E. Fuller pursuant to the Support Agreement), none of our directors or executive officers have entered into or are bound by any agreements obligating them to vote in favor of the proposals at the Special Meeting.
Support Agreement (Page [•] and Annex B)
Concurrently with U.S. Xpress and Knight-Swift’s entry into the Merger Agreement, the Rollover Stockholders, who collectively beneficially own shares of U.S. Xpress stock representing approximately [•]% of the voting power of U.S. Xpress stock as of the record date (consisting of approximately [•]% of the Class A common stock outstanding as of the record date and approximately [•]% of the Class B common stock outstanding as of the record date), entered into the Support Agreement with U.S. Xpress and the Special Committee, pursuant to which the Rollover Stockholders have granted an irrevocable proxy in favor of the Special Committee (acting by a majority) to vote the shares owned by the Rollover Stockholders: (i) in favor of (a) the approval of the Merger Proposal, (b) the approval of the Charter Amendment Proposal, (c) the approval of the Advisory Compensation Proposal, (d) the approval of the Adjournment Proposal, and (e) the approval of any other proposal to be voted upon or consented to by U.S. Xpress’ stockholders at the Special Meeting or in respect of any proposed action by written consent, the approval of which is necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, but (1) only to the extent that such Rollover Shares are entitled to be voted on or consent to such proposal and (2) not the Majority-of-the-Minority Approval Proposal, and (ii) against (a) any proposal, action, or agreement that could reasonably be expected to result in a breach of any covenant, representation, or warranty or other obligation or agreement of U.S. Xpress contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled, (b) any proposal to amend the articles of incorporation or bylaws of U.S. Xpress, other than the Charter Amendment Proposal,

(c) any Acquisition Proposal (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation”), (d) any reorganization, dissolution, liquidation, winding up, or similar extraordinary transaction involving U.S. Xpress (except as contemplated by the Merger Agreement), and (e) any other proposal, action, or agreement that would reasonably be expected to prevent or materially impede or materially delay the approval of the Charter Amendment or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement.
The obligations and rights under the Support Agreement will automatically terminate upon the earliest to occur of (i) the valid termination of the Merger Agreement in accordance with its terms or (ii) the effective time of the Merger (we refer to such date as the “Support Termination Date”).
For further discussion of the Support Agreement, see the section of this proxy statement titled “The Merger — Support Agreement.”
Rollover Agreement and LLC Agreement (Page [•])
Concurrently with U.S. Xpress and Knight-Swift’s entry into the Merger Agreement, the Rollover Stockholders, who collectively beneficially own shares of U.S. Xpress stock representing approximately [•]% of the voting power of U.S. Xpress stock as of the record date, entered into a rollover agreement (which we refer to as the “Rollover Agreement”) with Knight-Swift and Liberty Holdings Topco LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Knight-Swift (which we refer to as “Holdings”), under which the Rollover Stockholders will, immediately prior to the effective time of the Merger, contribute a total of 5,266,862 shares of U.S. Xpress stock (which we refer to as the “Rollover Shares”) to Holdings in exchange for a number of Class A units of Holdings (which we refer to as “Holdings A Units”) and a number of Class B units of Holdings (which we refer to as “Holdings B Units” and together with Holdings A Units, “Holdings Units”) equal to the number of Rollover Shares contributed by such Rollover Stockholder at the time of the exchange. The Rollover Shares will not be converted into the right to receive the per share price. The Holdings Units are non-voting equity interests in Holdings representing, in the aggregate, an approximately 10% economic equity interest in Holdings, the entity that will hold the U.S. Xpress business unit of Knight-Swift after consummating the Merger (which we refer to as the “U.S. Xpress Unit”). Under an amended and restated limited liability company agreement of Holdings (which we refer to as the “LLC Agreement”), the Rollover Stockholders will be subject to certain optional and mandatory purchase provisions with respect to the Holdings Units during the five-year period following the closing of the Merger and will have certain limited consent rights with respect to the Holdings Units as described below.
At any time prior to 5:30 p.m. Phoenix, AZ time on the fifteen-month anniversary of the closing of the Merger, Knight-Swift may elect to purchase all of the Holdings A Units held by the Rollover Stockholders for a purchase price of approximately $140 million. If, at any time after the fifteen-month anniversary of the closing of the Merger, (i) Knight-Swift has not so elected to purchase such Holdings A Units and (ii) the U.S. Xpress Unit generates operating income of at least $175 million for any four-quarter period beginning after the closing of the Merger and ending on or prior to the fifth anniversary of the closing of the Merger, the Rollover Stockholders may elect to require Knight-Swift to purchase all of such Holdings A Units for an aggregate purchase price determined by multiplying (i) the net income of the U.S. Xpress Unit over the four-quarter period prior to the time of the Rollover Stockholder’s election by (ii) Knight-Swift’s adjusted earnings per share multiple by (iii) the percentage of the total units of Holdings (excluding the Holdings B Units) represented by the Holdings A Units.
If any Holdings A Units are held by the Rollover Stockholders as of the fifth anniversary of the closing of the Merger, Knight-Swift is required to purchase such Holdings A Units for an aggregate purchase price determined by multiplying the net income of the U.S. Xpress Unit over the four-quarter period prior to the fifth anniversary of the closing of the Merger, by Knight-Swift’s adjusted earnings per share multiple, by the percentage of the total units of Holdings (excluding the Holdings B Units) represented by the Holdings A Units.
If the U.S. Xpress Unit generates operating income of at least $250 million for any four-quarter period beginning on the closing of the Merger and ending on or prior to the fifth anniversary of the closing of the

Merger, Knight-Swift will be required to purchase all of the Holdings B Units for an aggregate purchase price of $40 million. If such threshold is not met, the Holdings B Units will be forfeited for no value.
The LLC Agreement provides that in no event will the Rollover Stockholders be entitled to collectively receive aggregate proceeds in connection with the Merger and pursuant to the terms of the LLC Agreement, greater than an amount equal to $320 million.
The Rollover Agreement terminates upon the earliest to occur of (i) the valid termination of the Merger Agreement in accordance with its terms or (ii) the mutual written consent of Knight-Swift and each of Max L. Fuller and William E. Fuller. For further discussion of the Rollover Agreement and the LLC Agreement, see the section of this proxy statement titled “The Merger — Rollover Agreement and LLC Agreement.”
Treatment of U.S. Xpress Equity Awards and the ESPP (Page [•])
The Merger Agreement provides that, at the effective time of the Merger, (i) each outstanding restricted stock unit (“RSU”) with respect to U.S. Xpress stock granted pursuant to a Company equity plan that is subject to time-based vesting only (a “Company RSU”) and that is vested immediately prior to the effective time of the Merger (but not yet settled) or that vests solely as a result of the consummation of the transactions contemplated by the Merger Agreement (a “Vested Company RSU”) will be cancelled and converted into the right to receive an amount in cash (without interest) equal to (x) the total number of shares of U.S. Xpress stock subject to such Vested Company RSU immediately prior to the effective time of the Merger multiplied by (y) the per share price, less applicable taxes required to be withheld with respect to such payment; (ii) each award of Company RSUs (or portion thereof) that is not a Vested Company RSU will be assumed by Knight-Swift and converted into an award of RSUs denominated in shares of Knight-Swift common stock, par value $0.01 per share (which we refer to as “Knight-Swift common stock”), adjusted based on the Exchange Ratio (as defined below); (iii) each outstanding award of U.S. Xpress stock granted under a Company equity plan that remains subject to one or more unsatisfied vesting or vesting-equivalent forfeiture or repurchase conditions (a “Company Restricted Share”) (or portion thereof) that is unvested immediately prior to the effective time of the Merger and that will not vest as a result of the consummation of the transactions contemplated by the Merger Agreement will be assumed by Knight-Swift and converted into an award of restricted shares denominated in shares of Knight-Swift common stock, adjusted based on the Exchange Ratio; (iv) each outstanding RSU with respect to U.S. Xpress stock granted pursuant to a Company equity plan that is subject to outstanding performance-based vesting (a “Company PSU”) and that is vested (but not yet settled) at the effective time of the Merger or that vests solely as a result of the consummation of transactions contemplated by the Merger Agreement (a “Vested Company PSU”) will be cancelled and converted into the right to receive an amount in cash (without interest) equal to (x) the total number of shares of U.S. Xpress stock subject to such Vested Company PSU immediately prior to the effective time of the Merger (as determined in accordance with the terms of the applicable award agreement) multiplied by (y) the per share price, less applicable taxes required to be withheld with respect to such payment; (v) each outstanding award of Company PSUs (or portion thereof) that is not a Vested Company PSU will be assumed by Knight-Swift and converted into an award of RSUs denominated in shares of Knight-Swift common stock, adjusted based on the Exchange Ratio; and (vi) any options to purchase shares of U.S. Xpress stock outstanding pursuant to any of the Company equity plans (a “Company Option”), other than any outstanding purchase rights under the Company’s Employee Stock Purchase Plan, as amended (the “ESPP”), will be cancelled for no consideration or payment.
Each such converted Knight-Swift equity award will be subject to the same terms and conditions (including vesting, acceleration and forfeiture provisions) as applied to the corresponding U.S. Xpress equity award, except as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including the performance-based vesting conditions applicable to Company PSUs), or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.
For purposes of the Merger Agreement, the “Exchange Ratio” means the quotient of (A) the per share price divided by (B) the volume weighted average price per share rounded to four decimal places (with amounts 0.00005 and above rounded up) of Knight-Swift common stock on NYSE (as reported by Bloomberg L.P. or another authoritative source mutually selected by Knight-Swift and U.S. Xpress) for the ten consecutive trading days ending with the last trading day ending immediately prior to the closing date of the Merger.

Under the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger and, in connection therewith, they will forfeit all of their then-unvested equity awards.
The Merger Agreement provides that immediately prior to and effective as of the effective time of the Merger (but subject to consummation of the Merger), U.S. Xpress will terminate the ESPP. The Merger Agreement further provides that, on or as soon as practicable following the date of the Merger Agreement, U.S. Xpress will take all actions that are reasonably necessary to: (i) provide that no new participants will commence participation in the ESPP after the date of the Merger Agreement; (ii) provide that no payroll contributions or separate non-payroll contributions may be made on or following the date of the Merger Agreement; (iii) provide that no new offering period or purchase period will commence or be extended pursuant to the ESPP, in each case, after the date of the Merger Agreement; (iv) cause any outstanding offering period or purchase period under the ESPP to be terminated prior to the next Purchase Date (as defined in the ESPP) occurring after the date of the Merger Agreement; (v) provide that no shares of U.S. Xpress stock will be issued under the ESPP following the date of the Merger Agreement; and (vi) cause all amounts then credited to participants’ accounts to be returned to the participants (without interest thereon) as soon as administratively practicable.
Delisting and Deregistration of Our Class A Common Stock (Page [•])
Upon completion of the Merger, we will remove our Class A common stock from listing on the NYSE and price quotations in the public market will no longer be available for our Class A common stock, and the registration of our Class A common stock under the Securities Exchange Act of 1934, as amended (which we refer to in this proxy statement as the “Exchange Act”) will be terminated, and shares of our Class A common stock will no longer be publicly traded.
Recommendations of the Special Committee (Page [•])
After careful consideration, the Special Committee unanimously (i) determined that the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, are fair to, advisable and in the best interests of U.S. Xpress’ stockholders (other than the Rollover Stockholders), (ii) adopted and approved the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, (iii) approved the execution and delivery of the Merger Agreement, the Support Agreement and the other transaction documents and the performance by U.S. Xpress of its covenants and other obligations pursuant thereto, (iv) directed that the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal be submitted to U.S. Xpress’ stockholders for their approval, (v) resolved to recommend approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal by U.S. Xpress’ stockholders (which we refer to as the “Special Committee recommendation”), and (vi) resolved to exercise the proxy (acting by a majority) granted pursuant to the Support Agreement at any such meeting of U.S. Xpress’ stockholders in accordance with the terms and conditions of the Support Agreement. Certain factors considered by the Special Committee in reaching its decision to approve the Merger Agreement and the Merger can be found in the section of this proxy statement titled “The Merger — Recommendation of the Special Committee and Reasons for the Merger.”
The Special Committee recommends that U.S. Xpress’ stockholders vote:
•
“FOR” the Merger Proposal;

•
“FOR” the Charter Amendment Proposal;

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“FOR” the Majority-of-the-Minority-Approval Proposal;

•
“FOR” the Advisory Compensation Proposal; and

•
“FOR” the Adjournment Proposal.

Opinion of U.S. Xpress’ Financial Advisor (Page [•] and Annex C)
At the meeting of the Special Committee on March 20, 2023, J.P. Morgan Securities LLC (which we refer to as “J.P. Morgan”) rendered its oral opinion to the Special Committee that, as of such date and based upon and subject to the various assumptions, limitations, qualifications and other factors set forth in its opinion, the per share price of $6.15 in cash to be paid to the holders of Class A common stock (other than shares of Class A common stock held by the Rollover Stockholders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its March 20, 2023 oral opinion by delivering its written opinion to the Special Committee, dated March 20, 2023, that, as of such date, and based upon and subject to the various assumptions, limitations, qualifications and other factors set forth in its opinion, the per share price of $6.15 in cash to be paid to the holders of Class A common stock (other than the Rollover Stockholders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan dated March 20, 2023, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan in the section of this proxy statement titled “The Merger — Opinion of U.S. Xpress’ Financial Advisor” is qualified in its entirety by reference to the full text of such opinion. U.S. Xpress’ stockholders are urged to read the opinion carefully and in its entirety. J.P. Morgan’s written opinion was addressed to the Special Committee (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the consideration to be paid in the Merger and did not address any other aspect of the Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of U.S. Xpress as to how such stockholder should vote with respect to the proposed Merger or any other matter.
For more information, see the section of this proxy statement titled “The Merger — Opinion of U.S. Xpress’ Financial Advisor.”
Interests of Certain Persons in the Merger (Page [•])
In considering the Special Committee’s recommendation that you vote to approve the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our stockholders generally. These interests include, among others, the following:
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Under the terms of the agreements pursuant to which equity awards were granted to our executive officers after U.S. Xpress’ initial public offering, each executive who is terminated without “cause” or resigns for “good reason,” in each case, within 365 days following the effective time of the Merger, is entitled to accelerated vesting of the executive’s unvested and outstanding equity awards.

•
Under the terms of the agreements pursuant to which equity awards were granted to our named executive officers prior to U.S. Xpress’ initial public offering and under the terms of all equity awards held by our non-employee directors, our executives and directors are entitled to accelerated vesting of such equity awards upon the effective time of the Merger, except as otherwise described below.

•
Under the terms of the agreements pursuant to which equity awards were granted to our named executive officers prior to U.S. Xpress’ initial public offering, each named executive officer is entitled to a tax gross-up upon the vesting of such equity awards, which includes accelerated vesting of such equity awards upon the effective time of the Merger.

•
Pursuant to the Merger Agreement, (i) the unvested Company RSUs and Company PSUs held by our executive officers immediately prior to the effective time of the Merger will be converted as of the effective time of the Merger into equivalent awards with respect to Knight-Swift common stock, and (ii) the vested Company RSUs and Company PSUs held by our executive officers immediately prior to the effective time of the Merger will be cancelled at the effective time of the Merger for a cash payment equal to the number of shares of U.S. Xpress stock subject to such vested awards multiplied by the per share price.

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The performance-based vesting conditions applicable to Company PSUs that are converted to awards of RSUs with respect to Knight-Swift common stock, including all such Company PSUs held by our executive officers, will be deemed achieved at 100% target level.

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Any Company Options held by our executive officers will be cancelled for no consideration or payment at the effective time of the Merger pursuant to the Merger Agreement.

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Pursuant to the Rollover Agreement, Max L. Fuller and William E. Fuller and their related entities constituting the Rollover Stockholders will contribute 5,266,862 shares of U.S. Xpress to Holdings in exchange for two classes of units constituting non-voting equity interests in Holdings. As contemplated by the LLC Agreement, the Rollover Stockholders may be entitled to receive additional proceeds following the closing of the Merger in respect of their Holdings Units.

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Pursuant to the Rollover Agreement, Max L. Fuller has an option to acquire (i) two insurance policies from U.S. Xpress for the net book value of such policies and (ii) substantially all of the assets, and assume the liabilities, of U.S. Xpress’ Choo Choo and Xpress Air businesses.

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As contemplated by the LLC Agreement and subject to the terms and conditions set forth therein, Max L. Fuller and William E. Fuller will be entitled to indemnification from Holdings after the closing of the Merger for claims arising from, the operation of the U.S. Xpress Unit from and after the closing of the Merger or any transaction, including the Merger and the contribution of shares of U.S. Xpress stock to Holdings, entered into or closed by Holdings or any of its subsidiaries, including U.S. Xpress, on or after the closing of the Merger, in each case unless those events involved intentional misconduct, fraud or knowing violation of law.

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Pursuant to the individual employment agreements with our named executive officers, each named executive officer is entitled to cash severance benefits and reimbursement of health continuation coverage in the event that the named executive officer’s employment is terminated by U.S. Xpress without “cause,” the named executive officer resigns for “good reason” or the employment term of such agreement is not renewed by U.S. Xpress, in each case, within 24 months following the effective time of the Merger, except as otherwise described below.

•
Pursuant to the individual employment agreements with certain of our executive officers who are not named executive officers, in the event that the executive officer’s employment is terminated without “cause” or, for certain executive officers, such executive officer resigns for “good reason,” including at any time following the effective time of the Merger, the executive officer is entitled to a cash severance benefit and one executive officer is additionally entitled to reimbursement of health continuation coverage.

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Certain executive officers are entitled to receive distributions of their account balances under U.S. Xpress’ Executive Nonqualified Excess Plan (which we refer to as the “Nonqualified Plan”) at the effective time of the Merger or in the event the executive officer has a separation from service in connection with the Merger. All executive officers are fully vested in their account balances and will not receive accelerated vesting or benefit enhancements on distribution of their account balances.

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In accordance with the terms of the Merger Agreement, U.S. Xpress will take all actions that are reasonably necessary to, among other things, cause all amounts then credited to ESPP participants’ accounts, including the accounts of executive officers participating in the ESPP, to be returned to the participants (without interest thereon) as soon as administratively practicable following the date of the Merger Agreement.

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U.S. Xpress’ directors and executive officers are entitled to continued indemnification and insurance coverage following completion of the Merger under existing indemnification agreements and employment agreements and pursuant to the Merger Agreement.

Under the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger and, in connection therewith, they will forfeit all of their then-unvested equity awards and will not be entitled to any severance benefits or reimbursement of health continuation coverage under their employment agreements.
The Special Committee was aware of these interests and considered them when it adopted the Merger Agreement and approved the Merger. For more information on the interests of our directors and executive officers in the Merger, see the section of this proxy statement titled “The Merger — Interests of Certain Persons in the Merger.”
Financing of the Merger (Page [•])
We anticipate that the total amount of funds necessary for Knight-Swift to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the closing of the Merger by

Knight-Swift and Merger Subsidiary under the Merger Agreement, will be approximately $[•]. This amount includes the funds needed to: (i) pay U.S. Xpress’ stockholders the amounts due under the Merger Agreement, (ii) repay and discharge in full all amounts outstanding under the Credit Agreement, dated as of January 28, 2020, by and among U.S. Xpress and certain of its subsidiaries, as borrowers, certain other of U.S. Xpress’ direct and indirect wholly owned subsidiaries as guarantors, and Bank of America, N.A., as administrative agent, swingline lender, and L/C issuer (the “Credit Agreement”), (iii) make certain payments in respect of U.S. Xpress’ outstanding equity-based awards pursuant to the Merger Agreement and (iv) pay any of U.S. Xpress’ expenses that are payable by Knight-Swift pursuant to the terms of the Merger Agreement but unpaid at the effective time of the Merger (collectively, the “Payment Amounts”).
The Merger Agreement does not contain a financing condition. Knight-Swift has represented to U.S. Xpress in the Merger Agreement that, as of the closing of the Merger, it will have available to it, or will cause Merger Subsidiary to have available to it, funds sufficient to consummate the transactions contemplated by the Merger Agreement. Knight-Swift expects to pay the Payment Amounts with cash on hand and with immediately available funds and borrowings under Knight-Swift’s $1.1 billion revolving line of credit under the 2021 Debt Agreement entered into on September 3, 2021 by Knight-Swift with a group of banks (which we refer to as the “2021 Revolver”). As of December 31, 2022, Knight-Swift had approximately $1.3 billion of unrestricted cash and available liquidity, including approximately $1.0 billion of undrawn commitments under the 2021 Revolver.
For more information, see the sections of this proxy statement titled “The Merger Agreement —  Financing of the Merger,” “The Merger Agreement — Conditions to Completion of the Merger,” and “The Merger Agreement — Termination Fee; Effect of Termination.”
No Solicitation of Acquisition Proposals (Page [•])
U.S. Xpress has agreed not to, among other things, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any offer, inquiry, indication of interest or proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation”); (ii) furnish any non-public information relating to U.S. Xpress or any of its subsidiaries or afford provide access to the business, properties, assets, books, records or other non-public information, or to any personnel, of U.S. Xpress or any of its subsidiaries, in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any offer, inquiry, indication of interest or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with respect to an Acquisition Proposal or with respect to any inquiries relating to any offer, indication of interest or proposal relating to an Acquisition Proposal; (iv) approve, endorse or recommend any offer, inquiry, indication of interest or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (v) enter into any Alternative Acquisition Agreement (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation”); or (vi) authorize or commit to do any of the foregoing, in each case subject to certain exceptions to permit the Special Committee to comply with its fiduciary duties.
However, prior to the approval of the Merger Agreement by U.S. Xpress’ stockholders, U.S. Xpress and the Special Committee may, directly or indirectly through one or more of their respective representatives (including the Special Committee’s financial advisor), following the execution and delivery of an Acceptable Confidentiality Agreement (as defined in the Merger Agreement), participate or engage in discussions or negotiations with, furnish non-public information about U.S. Xpress to, and afford access to U.S. Xpress’ business, properties, assets, books, records or other non-public information and personnel to, any person or its representatives that has made, renewed or delivered to U.S. Xpress a bona fide written Acquisition Proposal after the date of the Merger Agreement that did not result from a breach in any material respect of the applicable restrictions under the Merger Agreement. U.S. Xpress and the Special Committee may only take such actions if the Special Committee has determined in good faith, and after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal either constitutes a Superior Proposal (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation”) or is reasonably likely to lead to a Superior Proposal.
For more information about these provisions, see the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation.”
Changes in Special Committee Recommendation (Page [•])
The Special Committee has agreed not to make a Company Recommendation Change (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation”), subject to specified exceptions. If, prior to the approval of the Merger Agreement by U.S. Xpress’ stockholders, (i) an Intervening Event (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation”) occurs and the Special Committee determines in good faith, after consultation with our financial advisor and outside legal counsel, that any failure to take such action would be inconsistent with the Special Committee’s fiduciary duties under applicable law, or (ii) U.S. Xpress receives a bona fide written Acquisition Proposal (which Acquisition Proposal did not result from a material breach of U.S. Xpress’ non-solicitation obligations under the Merger Agreement) that the Special Committee determines in good faith, after consultation with our outside legal counsel and financial advisors, constitutes a Superior Proposal (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation”), then, subject to certain additional requirements and procedures set forth in the Merger Agreement, including engaging in good faith negotiations with Knight-Swift during a specified period, the Special Committee may make a Company Recommendation Change, and, in the case of a Superior Proposal, authorize U.S. Xpress to execute an Alternative Acquisition Agreement with respect to such Superior Proposal and concurrently terminate the Merger Agreement, subject to the payment of a termination fee of $6,300,000 (if terminated within 45 days of signing the Merger Agreement, or such extended time as may be required to comply with the applicable Notice Period (as defined in the Merger Agreement)) or $12,600,000 (if terminated after the expiration of such initial period) by U.S. Xpress to Knight-Swift, as further described in the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination.”
Conditions to Completion of the Merger (Page [•])
The completion of the Merger is subject to the satisfaction or waiver of various customary closing conditions, including (i) the approval of the Merger Agreement by receipt of the Statutory Merger Stockholder Approvals and satisfaction of the Majority-of-the-Minority Approval Condition, (ii) the approval of the Charter Amendment by receipt of the Charter Approval and (iii) the expiration or termination of the applicable waiting period under the HSR Act. The Merger is not subject to a financing condition. For more information on the conditions to completion of the Merger, see the section of this proxy statement titled “The Merger Agreement — Conditions to Completion of the Merger.”
Termination of the Merger Agreement (Page [•])
The Merger Agreement may be terminated prior to the effective time of the Merger, notwithstanding the approval by U.S. Xpress’ stockholders of the Merger Proposal and the Majority-of-the-Minority Approval Proposal, under specified circumstances. For more information about the circumstances in which either U.S. Xpress or Knight-Swift could terminate the Merger Agreement, see the section of this proxy statement titled “The Merger Agreement — Termination of the Merger Agreement.”
Termination Fee; Effect of Termination (Page [•])
The Merger Agreement provides that U.S. Xpress will pay Knight-Swift a $6,300,000 cash termination fee if U.S. Xpress terminates the Merger Agreement within 45 days of signing of the Merger Agreement (or such extended period required to comply with the Notice Period (as defined in the Merger Agreement)) to enter into an acquisition agreement with respect to a Superior Proposal. After such initial period, the termination fee payable by the Company is increased to $12,600,000 and becomes payable if the Company terminates the Merger Agreement to accept a Superior Proposal, if Knight-Swift terminates the Merger Agreement following a Company Recommendation Change and in other customary circumstances. For more information about the circumstances in which U.S. Xpress must pay Knight-Swift a termination fee, see the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination.”
Specific Performance (Page [•])
The Merger Agreement generally provides that the parties will be entitled to an injunction to prevent breaches of the Merger Agreement or to specifically enforce the performance of the terms and provisions contained in the Merger Agreement, including the consummation of the Merger and the payment of the merger consideration. For further discussion of specific performance relating to the Merger Agreement, see the section of this proxy statement titled “The Merger Agreement — Specific Performance.”
Material U.S. Federal Income Tax Consequences of the Merger (Page [•])
The exchange of shares of U.S. Xpress stock for cash pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”). If you are a U.S. Holder and your shares of U.S. Xpress stock are converted into the right to receive cash in the Merger, you will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and your adjusted tax basis in such shares. You should consult with your tax advisor for a complete analysis of the particular tax consequences of the Merger to you, including the applicability and effect of any U.S. federal, state and local and non-U.S. tax laws.
Regulatory Matters (Page [•])
The Merger is subject to the expiration or termination of the applicable waiting period under the HSR Act. Notification under the HSR Act was filed on March 30, 2023.
For further discussion of regulatory matters relating to the Merger, see the section of this proxy statement titled “The Merger Agreement — Consents, Approvals and Filings.”
Fees and Expenses (Page [•])
All fees and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by the Merger Agreement are completed, with certain exceptions expressly set forth in the Merger Agreement. These exceptions include reimbursement by Knight-Swift of reasonable and documented out-of-pocket costs and expenses incurred by U.S. Xpress or its subsidiaries in connection with U.S. Xpress’ or its subsidiaries’ cooperation with Knight-Swift in obtaining financing.
For more information on fees and expenses incurred in connection with the Merger Agreement and the Merger, see the section of this proxy statement titled “The Merger Agreement — Fees and Expenses.”
Litigation Related to the Merger (Page [•])
[•]
No Dissenter’s or Appraisal Rights (Page [•])
Pursuant to NRS 92A.390, no holder of any shares of U.S. Xpress stock will have or be entitled to assert dissenter’s rights or any other rights of appraisal, pursuant to the NRS or otherwise, as a result of or in connection with the transactions contemplated by the Merger Agreement, including the Merger.
Help in Answering Questions
We greatly appreciate your cooperation in voting your shares. If you have any questions about the Special Meeting or the Merger after reading this proxy statement, you may contact D.F. King & Co., Inc. (which we refer to as “D.F. King”), our proxy solicitor, by telephone at 866-227-7300 or by email at USX@dfking.com.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address some commonly asked questions regarding the Special Meeting and the Merger. These questions and answers may not address all questions that may be important to you as a holder of U.S. Xpress stock. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, including the Merger Agreement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement titled “Where Stockholders Can Find More Information.”
Q:
Why am I receiving these materials?

A:
You are receiving this proxy statement and the accompanying proxy card because you owned shares of U.S. Xpress stock at 4:00 p.m., Eastern time, on [•], the record date for the Special Meeting. The Special Committee is soliciting proxies for use at the Special Meeting to consider and vote upon the proposal to approve the Merger Agreement and the other proposals to be voted upon at the Special Meeting. These proxy materials provide you information for use in determining how to vote in connection with the matters to be considered at the Special Meeting.

Q:
How does the per share price compare to the market price of Class A common stock?

A:
The per share price ($6.15) constitutes a premium of approximately 310% to the unaffected closing price of Class A common stock of $1.50 per share on the last full trading day before U.S. Xpress and Knight-Swift publicly announced that they had entered into the Merger Agreement.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place on [•], at [•], Eastern time, at U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.

Q:
What matters will be voted on at the Special Meeting?

A:
We will ask you to consider and vote upon the following proposals:

1.
Merger Proposal. To approve the Merger Agreement and the Merger.

2.
Charter Amendment Proposal. To approve the Charter Amendment.

3.
Majority-of-the-Minority Approval Proposal. To separately approve the Merger, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Rollover Stockholders and other Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose.

4.
Advisory Compensation Proposal. To approve, by a non-binding, advisory vote, the compensation arrangements that will or may be paid or become payable to our named executive officers in connection with the Merger.

5.
Adjournment Proposal. To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies to vote in favor of the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal.

Q:
What is the proposed transaction?

A:
The proposed transaction is the acquisition of U.S. Xpress by Knight-Swift pursuant to the Merger Agreement. On the terms and subject to the conditions of the Merger Agreement, and in accordance with the NRS, Merger Subsidiary will be merged with and into U.S. Xpress, with U.S. Xpress surviving the Merger as a subsidiary of Knight-Swift. After the Merger is completed, our Class A common stock will cease to be traded on the NYSE, the registration of our Class A common stock under the Exchange Act will be terminated and we will no longer be required to file periodic reports with the U.S. Securities and Exchange Commission (which we refer to as the “SEC”).
Q:
What will I receive if the Merger is completed?

A:
If the Merger is completed, you will have the right to receive the per share price for each share (other than Excluded Shares and Rollover Shares) of U.S. Xpress stock you own. As a result of the Merger, you will not own any shares in the surviving corporation.

Q:
What will happen to Company RSUs, Company PSUs and Company Options?

A:
Generally speaking, Company RSUs, Company PSUs and Company Options will be treated as follows:

•
At the effective time of the Merger, each Company RSU and each Company PSU, to the extent vested but not yet settled as of the effective time of the Merger (or which vests upon the consummation of the Merger), will automatically be canceled and converted into a right to receive an amount in cash, without interest, equal to (i) the total number of shares of U.S. Xpress stock then subject to the then-vested portion of such award multiplied by (ii) the per share price, less applicable taxes required to be withheld with respect to such payment.

•
At the effective time of the Merger, each outstanding Company RSU, to the extent not then vested, will be assumed by Knight-Swift and converted into an award of RSUs denominated in shares of Knight-Swift common stock, par value $0.01 per share, adjusted based on the Exchange Ratio. Each such converted Knight-Swift equity award will be subject to the same terms and conditions (including vesting, acceleration and forfeiture provisions) as applied to the Company RSU, except as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement, or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.

•
At the effective time of the Merger, each outstanding award of Company PSUs (or portion thereof) that is not vested will be assumed by Knight-Swift and converted into an award of RSUs denominated in shares of Knight-Swift common stock, adjusted based on the Exchange Ratio. The number of shares of U.S. Xpress stock subject to the Company PSU will be based on deemed achievement of the performance goals at target level. Each such converted Knight-Swift equity award will be subject to the same terms and conditions (including vesting, acceleration and forfeiture provisions) as applied to the corresponding Company PSU, except as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including any performance-based vesting conditions), or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.

•
At the effective time of the Merger, any options to purchase shares of U.S. Xpress stock outstanding pursuant to any of Company equity plans, other than any outstanding purchase rights under the ESPP, will be cancelled for no consideration or payment.

•
Under the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger and, in connection therewith, they will forfeit all of their then-unvested equity awards.

Q:
What will happen to the ESPP?

A:
Generally speaking, the ESPP will be treated as follows:

•
From and after the date of the Merger Agreement, (i) no new participants will commence participation in the ESPP; (ii) no payroll contributions or separate non-payroll contributions may be made; (iii) no new offering period or purchase period will commence or be extended pursuant to the ESPP; (iv) any outstanding offering period or purchase period under the ESPP will be terminated prior to the next Purchase Date (as defined in the ESPP) occurring after the date of the Merger Agreement; (v) no shares of U.S. Xpress stock will be issued under the ESPP; and (vi) all amounts then credited to participants’ accounts will be returned to the participants (without interest thereon) as soon as administratively practicable.
•
Immediately prior to and effective as of the effective time of the Merger (but subject to the consummation of the Merger), U.S. Xpress will terminate the ESPP.

Q:
Who is entitled to vote at the Special Meeting?

A:
Except with respect to the Majority-of-the-Minority Approval Proposal, all holders of Class A common stock or Class B common stock as of 4:00 p.m., Eastern time, on [•], 2023, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

With respect to the Majority-of-the-Minority Approval Proposal, all holders of Class A common stock or Class B common stock other than the Excluded Stockholders, as of 4:00 p.m., Eastern time, on [•], the record date for the Special Meeting, are entitled to vote on the Majority-of-the-Minority Approval Proposal.
As of the record date, there were [•] shares of Class A common stock and [•] shares of Class B common stock outstanding, of which [•] shares of Class A common stock and [•] shares of Class B common stock were held by Excluded Stockholders.
Each share of Class A common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our stockholders for approval at the Special Meeting. Other than for the Majority-of-the-Minority Approval Proposal, each share of Class B common stock outstanding as of the record date will be entitled to five votes on each matter submitted to our stockholders for approval at the Special Meeting. For the Majority-of-the-Minority Approval Proposal, each share of Class B common stock outstanding as of the record date will be entitled to one vote on such proposal.
As of the record date, holders of Class A common stock in their capacity as such held approximately [•]% of the outstanding voting power of our stockholders, and holders of Class B common stock in their capacity as such held approximately [•]% of the outstanding voting power of our stockholders.
A list of our stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose germane to the Special Meeting during ordinary business hours at our principal place of business located at 4080 Jenkins Road, Chattanooga, Tennessee 37421, during the 10-day period prior to the Special Meeting.
Q:
What happens if I sell or transfer my shares of U.S. Xpress stock after the record date, but before the Special Meeting?

A:
If you sell or transfer your shares of U.S. Xpress stock after the record date, but before the Special Meeting, you will transfer the right to receive the merger consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of U.S. Xpress stock, but you will retain your right to vote those shares at the Special Meeting unless you provide a proxy to the person to whom you sell or transfer your shares of U.S. Xpress stock and each of you notifies U.S. Xpress in writing of such proxy. Even if you sell or otherwise transfer your shares of U.S. Xpress stock after the record date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone in accordance with the instructions detailed in the section of this proxy statement titled “The Special Meeting — Voting.”

Q:
What vote is required to approve each of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal and thereby approve the Merger?

A:
Approval of the Merger Proposal requires the receipt of the Statutory Merger Stockholder Approvals, approval of the Charter Amendment Proposal requires the receipt of the Charter Approval and approval of the Majority-of-the-Minority Approval Proposal requires the satisfaction of the Majority-of-the-Minority Approval Condition.

Accordingly, (i) a U.S. Xpress stockholder’s failure to (x) submit a signed proxy card, (y) grant a proxy over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement titled “The Special Meeting — Voting”) and (z) to vote in-person at the Special Meeting, or (ii) an abstention from voting, will each have the same effect as a vote “AGAINST” the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal. Broker non-votes will have the same effect as votes “AGAINST” the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal.
Q:
What vote is required for the Advisory Compensation Proposal and the Adjournment Proposal?

A:
Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the Class A common stock and Class B common stock entitled to vote thereon that are present in person or represented by proxy at the Special Meeting. Abstentions will have the same effect as votes “AGAINST” the Advisory Compensation Proposal and the Adjournment Proposal. Shares not in attendance at the Special Meeting will have no effect on the outcome of the vote on the Advisory Compensation Proposal or the Adjournment Proposal. Broker non-votes will have no effect on the outcome of the vote on the Advisory Compensation Proposal or the Adjournment Proposal.

Q:
Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, merger-related compensation arrangements for U.S. Xpress’ named executive officers (i.e., the Advisory Compensation Proposal)?

A:
In accordance with the Exchange Act and rules promulgated under the Exchange Act, U.S. Xpress is obligated to provide our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers in connection with the Merger.

Q:
What will happen if the stockholders do not approve the Advisory Compensation Proposal at the Special Meeting?

A:
Approval of the Advisory Compensation Proposal is not a condition to the completion of the Merger and is separate and apart from the votes to approve the other proposals being presented at the Special Meeting. The vote with respect to the Advisory Compensation Proposal is an advisory vote and will not be binding on U.S. Xpress or Knight-Swift. Accordingly, the merger-related compensation will be paid to U.S. Xpress’ named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if the holders of U.S. Xpress stock do not approve the Advisory Compensation Proposal.

Q:
What constitutes a quorum?

A:
For the (i) Merger Proposal, (ii) Charter Amendment Proposal, (iii) Majority-of-the-Minority Approval Proposal, (iv) Advisory Compensation Proposal and (v) Adjournment Proposal, a quorum is the presence, in person or represented by proxy, of the holders of record of a majority of the voting power of the combined shares of Class A common stock and Class B common stock issued and outstanding as of the record date and entitled to vote at the Special Meeting. For the separate vote by holders of Class A common stock and/or Class B common stock as part of the Merger Proposal and the Charter Amendment Proposal, a majority of the voting power of the outstanding shares of such class, present in person or represented by proxy, will constitute a quorum with respect to that vote.

If you have properly voted by proxy, via mail, telephone or the Internet, you will be considered part of the quorum. When a quorum is present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders. Abstentions are considered as present for the purpose of determining the presence of a quorum. Shares not in attendance will not be counted towards the required quorum. Broker non-votes will be counted towards the required quorum. If a quorum is not present, the chairman of the Special Meeting may adjourn the meeting, generally without notice other than an announcement at the meeting, until the required quorum is present.

Q:
How will U.S. Xpress’ directors and executive officers and certain other stockholders vote on the Merger Proposal?

A:
Max L. Fuller, our Founder and Executive Chairman, and William E. Fuller, our President, Chief Executive Officer and director, and certain of their affiliates constituting Rollover Stockholders, have entered into the Support Agreement with U.S. Xpress and the Special Committee, pursuant to which each of them has granted an irrevocable proxy in favor of the members of the Special Committee (acting by a majority) to, among other things, vote their shares of U.S. Xpress stock (i) in favor of the Merger Proposal, the Charter Amendment Proposal, the Advisory Compensation Proposal and the Adjournment Proposal and (ii) against, among other things, any proposal, action or agreement that would reasonably be expected to result in a breach by U.S. Xpress of the Merger Agreement or that would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated by the Merger Agreement. As of the record date, Max L. Fuller and William E. Fuller and the other Rollover Stockholders beneficially owned and were entitled to vote, in the aggregate, approximately [•]% of the total voting power of U.S. Xpress stock outstanding (consisting of approximately [•]% of the Class A common stock outstanding as of the record date and approximately [•]% of the Class B common stock outstanding as of the record date). For more information, see the section of this proxy statement titled “The Merger — Support Agreement” as well as the full text of the Support Agreement, attached as Annex B, which is incorporated by reference in this proxy statement in its entirety.

Other than Max L. Fuller and William E. Fuller (and the members of the Special Committee exercising the proxy granted by Max L. Fuller and William E. Fuller pursuant to the Support Agreement), none of our directors or executive officers have entered into or are bound by any agreements obligating them to vote in favor of the proposals at the Special Meeting.
Q:
What is the Special Committee, and what role did it play in evaluating the Merger?

A:
In October 2022, the Board formed the Special Committee to evaluate a potential transaction with Knight-Swift and to take other actions that the Special Committee deemed appropriate. As more fully described in the section of this proxy statement titled “The Merger — Recommendation of the Special Committee and Reasons for the Merger,” the Special Committee evaluated the Merger Agreement, the Charter Amendment, the Rollover Agreement, the Support Agreement, the other transaction documents contemplated thereby and the transactions contemplated by the Merger Agreement, including the Merger, with the assistance of its own independent financial and legal advisors and, where appropriate, U.S. Xpress management. At the conclusion of its review, the Special Committee, among other things, unanimously (i) determined that the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, were fair to, advisable and in the best interests of U.S. Xpress and its stockholders (other than the Rollover Stockholders), (ii) adopted and approved the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, (iii) approved the execution and delivery of the Merger Agreement, the Support Agreement and the other transaction documents and the performance by U.S. Xpress of its covenants and other obligations pursuant thereto, (iv) directed that the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal be submitted to U.S. Xpress’ stockholders for their approval, (v) resolved to recommend approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal by U.S. Xpress’ stockholders, and (vi) resolved to exercise the proxy (acting by a majority) granted pursuant to the Support Agreement at any such meeting of U.S. Xpress’ stockholders in accordance with the terms and conditions of the Support Agreement.

Q:
How does the Special Committee recommend that I vote?

A:
The Special Committee recommends that U.S. Xpress’ stockholders vote:

•
“FOR” the Merger Proposal;

•
“FOR” the Charter Amendment Proposal;

•
“FOR” the Majority-of-the-Minority Approval Proposal;

•
“FOR” the Advisory Compensation Proposal; and

•
“FOR” the Adjournment Proposal.

Certain factors considered by the Special Committee in reaching its decision to approve and adopt the Merger Agreement, the Merger and the Charter Amendment can be found in the section of this proxy statement titled “The Merger — Recommendation of the Special Committee and Reasons for the Merger.”
Q:
What is the difference between holding shares as a stockholder of record and a beneficial owner?

•
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and this proxy statement is being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the proxies named in the enclosed proxy card or to vote your shares at the Special Meeting. We have enclosed a proxy card for you to use.

•
Beneficial Owner.   If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and this proxy statement is being forwarded to you, together with a voting instruction form, by your bank, broker or other nominee (who is considered the stockholder of record with respect to those shares). As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and you are also invited to attend the Special Meeting where you may vote your shares by following the procedures described below.

Q:
How do I vote my shares of U.S. Xpress stock?

A:
Before you vote, you should carefully read and consider the information contained in or incorporated by reference in this proxy statement, including the annexes. You should also determine whether you hold your shares of U.S. Xpress stock directly in your name as a stockholder of record or in “street name” through a bank, broker or other nominee, because this will determine the procedure that you must follow in order to vote. You are a stockholder of record if you hold your U.S. Xpress stock in certificated form or if you hold your U.S. Xpress stock in your name directly with our transfer agent. If you are a stockholder of record, you may vote in any of the following ways:

•
Vote in advance by mail. From the hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted. For your mailed proxy card to be counted, we must receive it prior to the Special Meeting.

•
Vote in advance by telephone. Dial [•] and follow the recorded instructions. You will need the control number shown on your proxy card in order to vote. The telephone voting system is available 24 hours a day until 11:59 p.m., Eastern time, on [•], 2023.

•
Vote in advance via the Internet. Visit www.[•].com. You will need the control number shown on your proxy card in order to vote. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern time, on [•], 2023.

•
Vote by attending the Special Meeting. Stockholders of record who attend the Special Meeting may vote by filling out a ballot at the meeting, and any previously submitted proxies will be revoked by any subsequent vote cast at the Special Meeting. Even if you intend to attend and vote at the Special Meeting, our Board recommends that you grant a proxy via mail, telephone or the Internet in case you are later unable to attend the Special Meeting to ensure that your vote is counted.

If your shares are held through a bank, broker or other nominee, you will receive separate voting instructions from your nominee. You must follow the voting instructions provided by your nominee in order to instruct your broker on how to vote your shares.

Q:
If I hold my shares through a bank, broker or other nominee, will my nominee vote my shares for me?

A:
Your nominee will only be permitted to vote your shares if you instruct your nominee how to vote. You should follow the procedures provided by your nominee regarding the voting of your shares. Your bank, broker or other nominee may not vote your shares on the Merger Proposal, the Charter Amendment Proposal, the Majority-of-the-Minority Approval Proposal, the Advisory Compensation Proposal or the Adjournment Proposal without specific instructions from you.

If you do not instruct your nominee to vote your shares, your shares will not be voted, which will have the same effect as a vote “AGAINST” each of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal and will have no effect on the outcome of the vote on the Advisory Compensation Proposal or the Adjournment Proposal.
Q:
What happens if I return my proxy card but I do not indicate how to vote?

A:
If you sign and properly return your proxy card, but do not include instructions on how to vote, your shares of U.S. Xpress stock will be voted:

1.
“FOR” the Merger Proposal;

2.
“FOR” the Charter Amendment Proposal;

3.
“FOR” the Majority-of-the-Minority Approval Proposal;

4.
“FOR” the Advisory Compensation Proposal; and

5.
“FOR” the Adjournment Proposal.

We do not currently intend to present any other proposals for consideration at the Special Meeting. If other proposals requiring a vote of stockholders are brought before the Special Meeting in a proper manner, the persons named in the enclosed proxy card, if properly authorized, will have discretion to vote the shares they represent in accordance with their best judgment.
Q:
What happens if I abstain from voting on a proposal?

A:
If you sign and return a proxy card or grant a proxy by telephone or over the Internet but abstain from voting on one or more proposals it will have the same effect as a vote “AGAINST” such proposal(s).

Q:
May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote?

A:
Yes. If you are a stockholder of record, even if you sign and return the proxy card accompanying this proxy statement or submit a proxy via telephone or the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy at any time before it is exercised by giving written notice to our Secretary U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421, specifying such revocation. You may also change your vote by delivery of a valid, later-dated proxy (or submitting a proxy via telephone or the Internet at a later date) prior to the Special Meeting or by attending and voting at the Special Meeting.

If your shares are held through a nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote.
Q:
What does it mean if I receive more than one set of proxy materials?

A:
This means that you own shares of U.S. Xpress stock that are registered under different names or are in more than one account. For example, you may own some shares directly as a stockholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must complete, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the voting instruction forms that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope; if you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:
When do you expect the Merger to be completed?

A:
U.S. Xpress and Knight-Swift are working to complete the Merger in accordance with the terms of the Merger Agreement, and we expect it to be completed by the end of the [third] quarter of 2023. However, the Merger is subject to various regulatory approvals and other conditions, which are described in more detail in this proxy statement, and it is possible that factors outside the control of U.S. Xpress or Knight-Swift could result in the Merger being completed at a later time or not being completed at all.

We expect to complete the Merger promptly following the receipt of the required stockholder approval and all required regulatory approvals and the satisfaction or waiver of the other conditions precedent described in the Merger Agreement.
Q:
If the Merger is completed, how will I receive the cash for my shares?

A:
Prior to the closing of the Merger, Knight-Swift will select a bank or trust company reasonably acceptable to U.S. Xpress (the “payment agent”) to make payments of the merger consideration to each holder of shares of U.S. Xpress stock that have been converted into the right to receive the merger consideration. If the Merger is completed and you are a stockholder of record with your shares held in certificated form you will receive a letter of transmittal with instructions for returning such letter of transmittal, and how to send your share certificates to the payment agent, in connection with the Merger. The payment agent will issue and deliver to you the payment for your shares after you comply with these instructions. If the Merger is completed and your shares of U.S. Xpress stock are held in book-entry form or in “street name” by a bank, broker or other nominee, you will not receive a letter of transmittal. Instead, the payment agent will pay you the appropriate portion of the aggregate per share price (subject to any applicable withholding taxes) upon receipt of a customary “agent’s message” and any other items specified by the payment agent.

Q:
Should I send in my stock certificates now?

A:
No. Please do not send your stock certificates now. If you are a stockholder of record with your shares held in certificated form, you will receive a letter of transmittal with instructions for returning such letter of transmittal and how to send your share certificates to the payment agent, in connection with the Merger. Please do not send in your stock certificates with your proxy card.

Q:
What are the material U.S. federal income tax consequences of the Merger?

A:
The exchange of shares of U.S. Xpress stock for cash pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”). If you are a U.S. Holder and your shares of U.S. Xpress stock are converted into the right to receive cash in the Merger, you will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and your adjusted tax basis in such shares. You should consult your tax advisor for a complete analysis of the particular tax consequences of the Merger to you, including the applicability and effect of any U.S. federal, state and local and non-U.S. tax laws.

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not approved by our stockholders at the Special Meeting or if the Merger is not completed for any other reason, our stockholders will not receive the merger consideration or any payment for their shares of U.S. Xpress stock in connection with the Merger. Instead, U.S. Xpress will remain an independent public company and our Class A common stock will continue to be listed and traded on the NYSE. In certain circumstances, we may be required to pay a termination fee in connection with a termination of the Merger Agreement, in each case, as described under the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination.”

Q:
Am I entitled to exercise dissenter’s or appraisal rights instead of receiving the merger consideration for my shares of U.S. Xpress stock?

A:
No. Pursuant to NRS 92A.390, no holder of any shares of U.S. Xpress stock will have or be entitled to assert dissenter’s rights or any other rights of appraisal, pursuant to the NRS or otherwise, as a result of or in connection with the transactions contemplated by the Merger Agreement, including the Merger.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
U.S. Xpress has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting and provide related advice and informational support, for a services fee of $25,000, plus customary disbursements. If the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal receive the required stockholder approval, D.F. King will be entitled to receive an additional $25,000. We will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of U.S. Xpress stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies. Our directors, officers, and employees may solicit proxies by mail, by email, by telephone, or in person. Those individuals will receive no additional compensation for solicitation activities.

Q:
Who will count the votes?

A:
The votes will be counted by a representative of [•], who will act as the inspector of election appointed for the Special Meeting.

Q:
Where can I find the voting results of the Special Meeting?

A:
U.S. Xpress intends to publish the final voting results of the Special Meeting in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All periodic and current reports U.S. Xpress files with the SEC are publicly available when filed. See the section of this proxy statement titled “Where Stockholders Can Find More Information.”

Q:
Where can I find more information about U.S. Xpress?

A:
You can find more information about U.S. Xpress in its publicly filed reports with the SEC, on U.S. Xpress’ website investor.usxpress.com, and in the section of this proxy statement titled “Where Stockholders Can Find More Information.”

Q:
Who can help answer my questions?

A:
If you would like additional copies, without charge, of this proxy statement, or if you have questions about the Merger Agreement or the Merger, including the procedures for voting your shares, you should contact D.F. King, our proxy solicitor, by telephone at 866-227-7300 or by email at USX@dfking.com.

If your bank, broker or other nominee holds your shares, you should also call your nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We may also make written or oral forward-looking statements in our reports on Forms 10-K, 10-Q, and 8-K, in press releases and other written materials and in oral statements made by our officers, directors, or employees to third parties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as “expects,” “should,” “could,” “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans,” “anticipates,” “foresees,” “future,” or by discussions of strategy, plans, or intentions. The statements in this proxy statement that are not historical statements are forward-looking statements. Forward-looking statements involve many known and unknown risks, uncertainties, assumptions, and other important factors that could cause actual conditions, actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. Certain risks and uncertainties include, but are not limited to, the following:
•
we may be unable to obtain the stockholder approvals required to complete the Merger;

•
other conditions to the closing of the Merger may not be satisfied, including that a governmental entity may prohibit, condition, delay or refuse to grant a necessary regulatory approval;

•
the Merger may involve significant unexpected transactions and/or unknown or inestimable liabilities or delays;

•
our business may suffer as a result of uncertainty surrounding the Merger;

•
stockholder litigation in connection with the Merger may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability;

•
we may be adversely affected by other economic, business, political and/or competitive factors or conditions;

•
the impact of new or changes in current laws, regulations or other industry standards;

•
the impact of the COVID-19 pandemic on the operations and financial results of U.S. Xpress;

•
the occurrence of any event, change or other circumstances which, under the terms of the Merger Agreement, could give rise to the termination of the Merger Agreement;

•
the proposed transactions may disrupt our current plans and operations or divert management’s attention from ongoing business operations and relationships with customers, employees, drivers or suppliers;

•
effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction (of failure thereof) on the market price of U.S. Xpress’ stock;

•
impacts of actions and behaviors of customers, suppliers, employees, drivers or competitors;

•
the possibility that the parties to the Merger Agreement may not be able to satisfy the conditions to the Merger within the expected time period or at all;

•
difficulties with our ability to retain and hire key personnel and maintain relationships with third parties as a result of the proposed Merger may occur; and

•
other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements include, but are not limited to, the factors set forth in this proxy statement, in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein and in our other filings with the SEC. Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic.

All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements.
Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and except as required by law, we undertake no obligation to update them in light of new information or future events.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting to be held on [•], 2023, at [•], Eastern time, or at any adjournment or postponement of such meeting. This proxy statement is first being mailed to our stockholders on or about [•], 2023. The Special Meeting will be held at U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.
Voting
If you are a stockholder of record, you may vote in any of the following ways:
•
Vote in advance by mail. From the hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted. For your mailed proxy card to be counted, we must receive it prior to the Special Meeting.

•
Vote in advance by telephone. Dial [•] and follow the recorded instructions. You will need the control number shown on your proxy card in order to vote.

•
Vote in advance via the Internet. Visit www.[•].com. You will need the control number shown on your proxy card in order to vote.

•
Vote by attending the Special Meeting. Stockholders of record who attend the Special Meeting may vote by filling out a ballot at the meeting, and any previously submitted proxies will be revoked by the vote cast at the Special Meeting. Even if you intend to attend and vote at the Special Meeting, our Board recommends that you grant a proxy via mail, telephone or the Internet in case you are later unable to attend the Special Meeting to ensure that your vote is counted.

If you intend to submit your proxy by telephone or via the Internet, you must do so by 11:59 p.m., Eastern time, on [•], 2023, the day before the Special Meeting. If you intend to submit your proxy by mail, your completed proxy card must be received prior to the Special Meeting. If your shares are held through a bank, broker or other nominee, you will receive separate voting instructions from your nominee. You must follow the voting instructions provided by your nominee in order to instruct your broker on how to vote your shares.
We encourage you to vote by proxy by mail, telephone or over the Internet well in advance of the Special Meeting, to ensure your shares are represented whether or not you decide to attend.
Purpose of the Special Meeting
The purpose of the Special Meeting is for the holders of U.S. Xpress stock to consider and vote upon the following proposals:
1.
The Merger Proposal: To approve the Merger Agreement and the Merger.

2.
Charter Amendment Proposal: To approve the Charter Amendment.

3.
Majority-of-the-Minority-Approval Proposal: To separately approve the Merger, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose.

4.
Advisory Compensation Proposal: To approve, by a non-binding, advisory vote, the compensation arrangements disclosed in this proxy statement that will or may be paid or become payable to U.S. Xpress’ named executive officers in connection with the Merger.

5.
Adjournment Proposal: To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies to vote in favor of the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal.
The Special Committee recommends that you vote “FOR” each of the above proposals.
U.S. Xpress’ stockholders must approve the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority-Approval Proposal in order for the Merger to occur. If our stockholders fail to approve any of the Merger Proposal, the Charter Amendment Proposal or the Majority-of-the-Minority-Approval Proposal, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Annex A and a copy of the Charter Amendment is attached to this proxy statement as Exhibit A to Annex A, each of which we encourage you to read carefully and in its entirety.
Record Date and Quorum
The holders of record of U.S. Xpress stock as of 4:00 p.m., Eastern time, on the record date, will be entitled to receive notice of and to vote at the Special Meeting. As of the record date, there were [•] shares of our Class A common stock outstanding and [•] shares of our Class B common stock outstanding, of which [•] shares of Class A common stock and [•] shares of Class B common stock were held by the Excluded Stockholders.
For (i) the Merger Proposal, (ii) the Charter Amendment Proposal, (iii) the Majority-of-the-Minority Approval Proposal, (iv) the Advisory Compensation Proposal and (v) the Adjournment Proposal, a quorum is the presence, in person or represented by proxy, of the holders of record of a majority of the voting power of the combined shares of Class A common stock and Class B common stock issued and outstanding as of the record date and entitled to vote at the Special Meeting. For the separate vote by holders of Class A common stock and/or Class B common stock as part of the Merger Proposal and the Charter Amendment Proposal, a majority of the voting power of the outstanding shares of such class, present in person or represented by proxy, will constitute a quorum with respect to that vote.
If you have properly voted by proxy, via mail, telephone or the Internet, you will be considered part of the quorum. Proxies received but not marked or marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting.
Each share of Class A common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our stockholders for approval at the Special Meeting. Other than for the Majority-of-the-Minority Approval Proposal, each share of Class B common stock outstanding as of the record date will be entitled to five votes on each matter submitted to our stockholders for approval at the Special Meeting. For the Majority-of-the-Minority Approval Proposal, each share of Class B common stock outstanding not held by an Excluded Stockholder as of the record date will be entitled to one vote on such proposal.
In accordance with the NYSE rules, banks, brokers and other nominees who hold shares of common stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to any of the proposals to be voted on at the Special Meeting. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares with respect to the proposals to be voted on at the Special Meeting, they may not vote such shares with respect to such proposals. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals.
In the event that a quorum is not present at the Special Meeting, subject to the terms of the Merger Agreement, U.S. Xpress expects to adjourn or postpone the Special Meeting until it solicits enough proxies to obtain a quorum. Pursuant to the Third Amended and Restated Bylaws of U.S. Xpress, as amended (which we refer to as the “U.S. Xpress bylaws”), a majority of the directors present at the Special Meeting have the right to adjourn the meeting to another time or place, without notice other than announcement at the meeting. However pursuant to the Merger Agreement, U.S. Xpress may only adjourn or postpone the Special Meeting (i) if a quorum is not present at the Special Meeting, to solicit enough proxies to obtain a quorum, (ii) as otherwise required by applicable law, order or request from the SEC, (iii) to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to our stockholders within a reasonable amount of time in advance of the Special Meeting, (iv) if Knight-Swift has consented in writing or (v) to allow additional time for the solicitation of votes in order to obtain the required stockholder approval (provided that the Special Meeting may not be postponed or adjourned by more than 10 business days pursuant to this clause (v)); provided, however, that without the prior written consent of Knight-Swift, the Special Meeting will not be postponed or adjourned by more than 10 business days for each event giving rise to such a postponement or adjournment.
Vote Required
Approval of the Merger Proposal requires the Statutory Merger Stockholder Approvals. In addition, under the Merger Agreement, the receipt of such required vote is a condition to the completion of the Merger.
Approval of the Charter Amendment Proposal requires the receipt of the Charter Approval.
Approval of the Majority-of-the-Minority Approval Proposal requires the satisfaction of the Majority-of-the-Minority Approval Condition. In addition, under the Merger Agreement, the receipt of such required vote is a condition to the completion of the Merger.
Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the Class A common stock and Class B common stock entitled to vote thereon that are present in person or represented by proxy at the Special Meeting.
The Rollover Stockholders have entered into the Support Agreement pursuant to which each Rollover Stockholder has granted an irrevocable proxy in favor of the members of the Special Committee (acting by a majority) to vote their shares of U.S. Xpress stock in favor of each proposal at the Special Meeting, other than the Majority-of-the-Minority Approval Proposal. The Rollover Stockholders collectively beneficially own approximately [•]% of the outstanding shares of Class A common stock, approximately [•]% of the outstanding shares of Class B common stock and shares of U.S. Xpress stock representing [•]% of the voting power of U.S. Xpress stock as of the record date.
Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal, the Charter Amendment Proposal, the Majority-of-the-Minority Approval Proposal, the Adjournment Proposal and the Advisory Compensation Proposal. A U.S. Xpress’ stockholder’s failure to (x) submit a signed proxy card, (y) grant a proxy over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement titled “The Special Meeting — Voting”) or (z) to vote in-person at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, the Charter Amendment Proposal, and the Majority-of-the-Minority Approval Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal or the Advisory Compensation Proposal.
Brokers, banks or other nominees holding shares of U.S. Xpress stock in “street name” may not vote such shares of U.S. Xpress stock on any of the proposals absent instruction from you on how you wish your shares of U.S. Xpress stock to be voted. If your shares are held in “street name,” unless you attend the Special Meeting in-person, with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions will have the same effect as a vote “AGAINST” the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal or the Advisory Compensation Proposal.
Voting by Proxy
If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of U.S. Xpress stock in the way that you indicate. When completing the telephone or Internet processes or the proxy card, you may specify whether your shares of U.S. Xpress stock should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on all, some or none of the specific items of business to come before the Special Meeting. If you sign and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with the Special Committee’s recommendation — i.e., in favor of the Merger Proposal, the Charter Amendment Proposal, the Majority-of-the-Minority Approval Proposal, the Advisory Compensation Proposal and the Adjournment Proposal. If you are a stockholder of record of U.S. Xpress stock and fail to return your proxy card (or fail to submit your proxy by telephone or the Internet), unless you attend the Special Meeting in-person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal and will have no effect on the outcome of the vote on the Advisory Compensation Proposal or the Adjournment Proposal. If you sign and return a proxy, the individuals named on the enclosed proxy card will have discretionary authority to vote on any other items that may arise at the Special Meeting or any adjournments or postponements thereof.
Broker Non-Votes
If your shares of U.S. Xpress stock are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker, bank or other nominee with this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee, as the case may be. Brokers who hold shares of U.S. Xpress stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as the Merger Proposal, the Charter Amendment Proposal, the Majority-of-the-Minority Approval Proposal, the Adjournment Proposal and the Advisory Compensation Proposal, without specific instructions from the beneficial owner. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals.
If your shares are held in “street name,” unless you attend the Special Meeting in-person, with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions will have the same effect as a vote “AGAINST” the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal and will have no effect on the outcome of the vote of the Advisory Compensation Proposal or the Adjournment Proposal.
Revocation of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it any time before it is voted. If you are a stockholder of record of U.S. Xpress stock, you may revoke your proxy by:
•
signing and returning a new proxy, or by using the telephone or Internet proxy submission procedures described above;

•
attending the Special Meeting and voting in-person; or

•
subsequently delivering to U.S. Xpress’ Secretary a written notice of revocation to c/o U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.

Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to U.S. Xpress or by sending a written notice of revocation to U.S. Xpress, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by U.S. Xpress before the Special Meeting. If you intend to submit a new proxy by telephone or via the Internet, you must do so by 11:59 p.m., Eastern time, on [•], 2023, the day before the Special Meeting.
If you hold your shares of U.S. Xpress stock in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your nominee in order to revoke your voting instructions or submit new voting instructions.
Adjournments and Postponements
Although it is not currently expected, subject to the terms of the Merger Agreement, the Special Meeting may be adjourned or postponed, including for the purpose of soliciting additional proxies. We are submitting a proposal for consideration at the Special Meeting to authorize the named proxies to approve one or more adjournments of the Special Meeting, if necessary or appropriate (as determined by the Board or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies to vote in favor of the proposal to approve the Merger Agreement and the Charter Amendment, in the event that there are insufficient votes at the time of the Special Meeting or any adjournment or postponement of the Special Meeting. Subject to the terms of the Merger Agreement, we retain full authority to the extent set forth in the U.S. Xpress bylaws and Nevada law to adjourn the Special Meeting (or any adjournment or postponement of the Special Meeting) or to postpone the Special Meeting (or any adjournment or postponement of the Special Meeting) without the consent of any stockholder.
If the Special Meeting is adjourned, we are not required to give notice of the time and place of the adjourned meeting if announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or our Board fixes a new record date for the Special Meeting. Subject to the terms of the Merger Agreement, at any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.
Anticipated Date of Completion of the Merger
U.S. Xpress and Knight-Swift are working to complete the Merger in accordance with the terms of the Merger Agreement, and we expect it to be completed by the end of the [third] quarter of 2023. If our stockholders vote to approve the Merger Proposal, the Charter Amendment Proposal, and the Majority-of-the-Minority Approval Proposal, the Merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the Merger, subject to the terms of the Merger Agreement. See the section of this proxy statement titled “The Merger — Closing and Effective Time of the Merger.”
No Dissenter’s or Appraisal Rights
Pursuant to NRS 92A.390, no holder of any shares of U.S. Xpress stock will have or be entitled to assert dissenter’s rights or any other rights of appraisal, pursuant to the NRS or otherwise, as a result of or in connection with the transactions contemplated by the Merger Agreement, including the Merger.
Solicitation of Proxies; Payment of Solicitation Expenses
Our directors, officers, and employees may solicit proxies by mail, by email, by telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We have also engaged D.F. King to assist in the solicitation of proxies and provide related advice and informational support, for a services fee of $25,000, plus customary disbursements. If the Merger Agreement is approved by U.S. Xpress’ stockholders, D.F. King will be entitled to receive an additional $25,000. We will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of U.S. Xpress stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies.
Questions and Additional Information
You should not return your stock certificate or send documents representing U.S. Xpress stock with the proxy card. If the Merger is completed and you are a stockholder of record with your shares of U.S. Xpress stock held in certificated form you will receive a letter of transmittal with instructions for returning such letter of transmittal, and how to send your share certificates to the payment agent, in connection with the Merger. The payment agent will issue and deliver to you the payment for your shares after you comply with these instructions. If the Merger is completed and your shares of U.S. Xpress stock are held in book-entry form or in “street name” by a broker, bank or other nominee, you will not receive a letter of transmittal. Instead, the payment agent will pay you the appropriate portion of the aggregate per share price (subject to any applicable withholding taxes) upon receipt of a customary “agent’s message” and any other items specified by the payment agent.

If you have questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact D.F. King, our proxy solicitor, by telephone at 866-227-7300 or by email at USX@dfking.com.

PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT
Merger Proposal
We are asking you to approve the Merger Agreement and the Merger. If the Merger Agreement is approved by our stockholders and all other conditions to the closing of the Merger are either satisfied or validly waived, Merger Subsidiary will merge with and into U.S. Xpress with U.S. Xpress surviving the Merger as an indirect subsidiary of Knight-Swift. Our Class A common stock is currently traded on the NYSE under the symbol “USX.” If the Merger is completed, we will cease to be an independent public company and will become a subsidiary of Knight-Swift. Following the completion of the Merger, the registration of our Class A common stock and our reporting obligations under the Exchange Act will be terminated. In addition, upon the completion of the Merger, our Class A common stock will no longer be listed on any stock exchange or quotation system, including the NYSE.
For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement and the Merger throughout this proxy statement, including the information set forth in the sections titled “The Merger” and “The Merger Agreement.” A copy of the Merger Agreement is attached to this proxy statement as Annex A. You are urged to read the Merger Agreement carefully in its entirety.
We cannot complete the Merger without the affirmative vote of the Statutory Merger Stockholder Approvals regarding the Merger Proposal. If you abstain from voting, fail to cast your vote, in person, online or by proxy, or fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote against the proposal to approve the Merger Agreement.
If you sign and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Special Committee’s recommendation.
The Special Committee recommends that stockholders vote “FOR” the Merger Proposal to approve the Merger Agreement and the Merger.
Set forth below is a detailed description of the Merger and the Merger Agreement.

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.
Parties to the Merger
U.S. Xpress Enterprises, Inc.
U.S. Xpress is an asset-based truckload carrier, providing services throughout the United States with a focus in the densely populated and economically diverse eastern half of the United States. U.S. Xpress offers customers a broad portfolio of services using its own truckload fleet and third-party carriers through its asset-light freight brokerage network. U.S. Xpress’ fleet consists of approximately 7,200 tractors and approximately 14,400 trailers, including approximately 1,000 tractors provided by independent contractors.
U.S. Xpress is organized under the laws of the state of Nevada. The address and telephone number of its headquarters are 4080 Jenkins Road, Chattanooga, Tennessee 37421, and (833) 879-7737.
Additional information about U.S. Xpress is contained in its public filings, certain of which we incorporate by reference herein. See the section of this proxy statement titled “Where Stockholders Can Find More Information.”
Class A common stock is listed on the NYSE under the symbol “USX.”
Knight-Swift Transportation Holdings Inc.
Knight-Swift is one of North America’s largest and most diversified freight transportation companies, providing multiple truckload transportation, less-than-truckload, logistics, and business services to the shipping and transportation sectors. Knight-Swift uses a nationwide network of business units and terminals in the United States and Mexico to serve customers throughout North America. In addition to operating the country’s largest tractor fleet, Knight-Swift also contracts with third-party equipment providers to provide a broad range of services to its customers while creating quality driving jobs for driving associates and successful business opportunities for independent contractors.
Knight-Swift is organized under the laws of the state of Delaware. The address and telephone number of its executive offices are 2002 West Wahalla Lane, Phoenix, Arizona 85027, and (602) 269-2000.
Knight-Swift’s common stock is traded on the NYSE under the symbol “KNX.”
Liberty Merger Sub Inc.
Merger Subsidiary is an indirect wholly owned subsidiary of Knight-Swift, that was formed on March 16, 2023 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger. Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will be merged with and into U.S. Xpress, with U.S. Xpress surviving the Merger as a subsidiary of Knight-Swift.
Merger Subsidiary is organized under the laws of the state of Nevada. Merger Subsidiary’s principal executive offices are located at 2002 West Wahalla Lane, Phoenix, Arizona 85027 and its telephone number is (602) 269-2000.
Effects of the Merger
Treatment of Common Stock of U.S. Xpress
Upon the terms and subject to the conditions of the Merger Agreement, if the Merger is completed, Merger Subsidiary will merge with and into U.S. Xpress, and U.S. Xpress will continue as the surviving corporation and as a subsidiary of Knight-Swift. As a result of the Merger, our Class A common stock will no longer be publicly traded and will be delisted from the NYSE and price quotations in the public market will no longer be available for our Class A common stock. In addition, our Class A common stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.
If the Merger is completed, at the effective time of the Merger, each share of our Class A common stock and Class B common stock issued and outstanding immediately prior to the effective time of the Merger (other than the Excluded Shares and Rollover Shares), will be converted into the right to receive the per share price and you will not own any shares of the common stock of the surviving corporation. At or immediately after the effective time of the Merger, Knight-Swift will deposit, or cause to be deposited, with the payment agent, for the benefit of the holders of Class A common stock and Class B common stock, cash in an amount sufficient to pay the aggregate merger consideration.
Directors and Officers; Articles of Incorporation; Bylaws
At the effective time of the Merger, the articles of incorporation and the U.S. Xpress bylaws will be amended and restated in their entirety to be in the forms set forth as exhibits to the Merger Agreement, in each case, until thereafter changed or amended as provided therein or by applicable law. In addition, as of the effective time of the Merger, the directors of Merger Subsidiary immediately prior to the effective time of the Merger will be the directors of the surviving corporation until their successors have been duly elected and qualified or until their earlier death, resignation or removal in accordance with the bylaws of the surviving corporation. The officers of Merger Subsidiary immediately prior to the effective time will be the officers of the surviving corporation until their successors have been duly elected and qualified or until their earlier death, resignation or removal.
Effects on U.S. Xpress if the Merger is not Completed
If the Merger Proposal, the Charter Amendment Proposal or the Majority-of-the-Minority Approval Proposal is not approved by our stockholders at the Special Meeting or if the Merger is not completed for any other reason, our stockholders will not receive the merger consideration or any payment for their shares of U.S. Xpress stock in connection with the Merger. Instead, U.S. Xpress will remain an independent public company and our Class A common stock will continue to be listed and traded on the NYSE. In certain circumstances, we may be required to pay a termination fee in connection with a termination of the Merger Agreement. For more information about the circumstances in which U.S. Xpress must pay Knight-Swift such termination fee, see the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination.”
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the Board, the Special Committee, the representatives of U.S. Xpress or the Special Committee, or other parties, including Knight-Swift and the Rollover Stockholders.
The Board regularly evaluates U.S. Xpress’ strategic direction and ongoing business plans with a view toward strengthening U.S. Xpress’ business and enhancing stockholder value. As part of this evaluation, the Board has, from time to time, considered a variety of strategic alternatives, including, among others, (1) the continuation of, and potential improvements to, U.S. Xpress’ current business plan, with U.S. Xpress remaining as an independent company; (2) the investment in, and development of, new services and expansion into new markets; (3) capital raising activities; (4) potential expansion opportunities through acquisitions, partnerships or other commercial relationships; and (5) business combinations and other financial and strategic alternatives, including the sale of U.S. Xpress.
On July 14, 2022, Mark Scudder (who we refer to as “Mr. Scudder”), whose law firm, Scudder Law Firm, P.C., L.L.O., has served, from time to time, as counsel to both Knight-Swift and U.S. Xpress, had dinner with William E. Fuller, President, Chief Executive Officer and director of U.S. Xpress, and Eric Peterson, Chief Financial Officer of U.S. Xpress. The dinner was primarily social in nature, but during the dinner, Mr. Scudder and William E. Fuller discussed generally U.S. Xpress’ business plan, profitability, operating management, and the state of the freight market. Mr. Scudder and William E. Fuller also discussed generally the potential for diverging views among U.S. Xpress’ stockholders concerning an acceptable timeline for improvement in U.S. Xpress’ business in light of a possible declining market environment.
On August 18, 2022, when at U.S. Xpress’ headquarters, Mr. Scudder indicated to William E. Fuller and Eric Peterson that he had been considering their July 14 discussion and raised the possibility of an investment, potentially involving control, by a to-be-identified strategic party that could offer capital and operating expertise, particularly to the OTR unit of the Truckload segment of U.S. Xpress. It was agreed that Mr. Scudder was not acting as counsel to U.S. Xpress in considering or proposing any alternatives but was welcome to suggest for consideration a structure and potential counterparties for consideration if he believed such a structure would be feasible and beneficial. William E. Fuller and Eric Peterson expressed skepticism to Mr. Scudder that a potential investment or other transaction would be of interest to U.S. Xpress at this time.
On or about September 1, 2022 , Mr. Scudder contacted William E. Fuller and discussed with William E. Fuller the possibility of a third-party making a potential investment in U.S. Xpress. During their call, Mr. Scudder mentioned Knight-Swift as a potential counterparty. Mr. Scudder indicated that he had not discussed a potential transaction involving U.S. Xpress with anyone at Knight-Swift and was not acting on Knight-Swift’s behalf. William E. Fuller indicated that he would discuss the possibility with Max L. Fuller, Founder and Executive Chairman of U.S. Xpress, and would advise Mr. Scudder whether Max L. Fuller and William E. Fuller would, in their capacities as stockholders of U.S. Xpress, be open to a transaction at this time. After speaking with Max L. Fuller, William E. Fuller contacted Mr. Scudder and indicated that neither he nor Max L. Fuller had interest in a potential transaction at this time.
On or about September 2, 2022, after Mr. Scudder’s discussion with William E. Fuller, Kevin Knight, Executive Chairman of Knight-Swift, contacted Mr. Scudder and asked whether Mr. Scudder thought U.S. Xpress might consider a sale transaction. Mr. Scudder and Kevin Knight discussed other potential transactions involving Knight-Swift and U.S. Xpress, including both an investment and a change of control transaction. At the end of the call, Kevin Knight asked Mr. Scudder to convey Knight-Swift’s potential interest in a transaction. Mr. Scudder indicated to Kevin Knight that he would relay Knight-Swift’s interest in a potential transaction to Max L. Fuller and William E. Fuller. At that time, Mr. Scudder was not serving as counsel to Knight-Swift, but rather as an intermediary.
As requested by Kevin Knight, Mr. Scudder spoke with William E. Fuller and conveyed Knight-Swift’s potential interest in a transaction between Knight-Swift and U.S. Xpress. William E. Fuller informed Mr. Scudder that U.S. Xpress was focused on executing its strategic plan, but that he would again raise the topic with Max L. Fuller. On September 2, 2022, the closing sale price of Class A common stock was $2.46.
On or about September 6, 2022, William E. Fuller, having spoken with Max L. Fuller, reiterated to Mr. Scudder that U.S. Xpress was focused on executing its strategic plan and operating as an independent, stand-alone company with the support of Max L. Fuller and William E. Fuller, and as such, Max L. Fuller and William E. Fuller would only support a potential transaction at such time at a substantial premium to the current trading price. Later that day, Mr. Scudder communicated this message to Kevin Knight. On September 6, 2022, the closing sale price of Class A common stock was $2.48.
During September, Mr. Scudder had various discussions with representatives of each of U.S. Xpress and Knight-Swift to understand their priorities for a potential transaction. From Knight-Swift’s perspective, its priorities included (i) preserving the U.S. Xpress brand and relationships with customers, drivers, and other stakeholders, (ii) acquiring control of U.S. Xpress, (iii) maximizing the effectiveness of post-closing transition, and (iv) ensuring that Max L. Fuller and William E. Fuller would be economically aligned with a successful outcome. From U.S. Xpress’ perspective, its priorities included achieving the highest valuation, minimizing any distraction from continuing to implement its strategic plan, and understanding promptly whether a transaction would be supported by the U.S. Xpress independent directors and Max L. Fuller and William E. Fuller in their capacity as stockholders.
In mid-September, Mr. Scudder proposed to representatives of each of U.S. Xpress and Knight-Swift the possibility of a control transaction that would include a rollover of shares by Max L. Fuller and William E. Fuller and their related entities to ensure that Max L. Fuller and William E. Fuller would be economically aligned with a successful outcome for Knight-Swift. No specific transaction value or other specific transaction terms were discussed.

On September 21, 2022, David Jackson, President and Chief Executive Officer and a director of Knight-Swift, conveyed to Mr. Scudder, for communication to U.S. Xpress, that Knight-Swift would be open to an acquisition of U.S. Xpress but would need to ensure that Max L. Fuller and William E. Fuller would be economically aligned with a successful outcome. On the same day, Mr. Scudder conveyed this message to William E. Fuller. The next day, Mr. Scudder and Eric Peterson discussed potential structures, including a rollover by Max L. Fuller and William E. Fuller. No specific transaction value was discussed.
On September 23, 2022, William E. Fuller informed Mr. Scudder that Max L. Fuller and William E. Fuller would be open to discussions concerning treatment of their equity to align their interests with those of Knight-Swift if Knight-Swift proposed a transaction that was of interest to the U.S. Xpress independent directors. On September 26, 2022, Mr. Scudder relayed this message to Kevin Knight and David Jackson.
On September 27, 2022, Mr. Scudder and David Jackson discussed Knight-Swift’s goals and the potential rollover structure. David Jackson indicated that Knight-Swift would undertake financial analysis based on public information and respond with whether it had continuing interest and, if so, at what range of valuation. David Jackson asked Mr. Scudder to convey this information to U.S. Xpress, which he did (through Eric Peterson) on the same day.
On September 29, 2022, William E. Fuller spoke with John Rickel, lead independent director of the Board, and updated John Rickel on the conversations involving Knight-Swift to date. The next day, William E. Fuller and John Rickel spoke with Michael Ducker, an independent member of the Board, to update Michael Ducker on conversations involving Knight-Swift to date and discuss his perspective on the impact of a potential transaction on certain commercial relationships of U.S. Xpress.
On October 4, 2022, David Jackson informed Mr. Scudder, for communication to U.S. Xpress, that, based on Knight-Swift’s preliminary analyses of public information, Knight-Swift would be prepared to propose a transaction at a valuation that U.S. Xpress should find attractive and that Knight-Swift remained interested in evaluating whether a mutually acceptable transaction could be negotiated. No specific price or structure was communicated. Later that day, Mr. Scudder communicated David Jackson’s message to William E. Fuller and Eric Peterson.
On October 5, 2022, David Jackson reiterated to Mr. Scudder that, although Knight-Swift was not prepared to begin specific discussions regarding the economic terms of any such transaction, Knight-Swift was willing to explore potential rollover or similar transaction structures involving William E. Fuller and Max L. Fuller. David Jackson also noted that Knight-Swift was considering submitting an acquisition proposal to U.S. Xpress. David Jackson indicated that Knight-Swift would ask its legal counsel, Fried, Frank, Harris, Shriver & Jacobson LLP (which we refer to as “Fried Frank”), to coordinate entering into a non-disclosure agreement with U.S. Xpress’ counsel. Mr. Scudder communicated this information to William E. Fuller and Eric Peterson. On October 5, 2022, the closing sale price of Class A common stock was $2.62.
On October 6, 2022, William E. Fuller spoke with John Rickel on the further conversations with Knight-Swift up to that point. John Rickel indicated that he would coordinate a special meeting of the Board to update the members on these developments.
Also on October, 6, 2022, at the request of John Rickel, Nathan Harwell, Chief Legal Officer of U.S. Xpress, contacted a representative of King & Spalding LLP (“K&S”) to inform them of the conversations involving Knight-Swift to date and gauge their interest in potentially serving as counsel to a special committee of the Board, if one were created.
On October 7, 2022, the Board held a special meeting and received an update from William E. Fuller on the recent discussions between the Fullers and Knight-Swift regarding U.S. Xpress and was informed of the possibility that Knight-Swift was considering submitting an acquisition proposal. At that meeting, the Board confirmed that, although the Fullers had communicated to Knight-Swift through Mr. Scudder their general expectations that any transaction would have to be at a substantial premium and that the Fullers were open to discussing a potential rollover of their shares in a transaction, there had been no discussions between representatives of U.S. Xpress and Knight-Swift regarding economic or other terms of a potential transaction. The Board also discussed the need for independent legal and financial advisors in anticipation of a potential offer from Knight-Swift.

On October 11, 2022, John Rickel asked that K&S assess the independence of the members of the Board in connection with the potential formation of a special committee.
Also on October 11, 2022, John Rickel contacted representatives of J.P. Morgan, given J.P. Morgan’s familiarity with U.S. Xpress’ business and industry, to explore J.P. Morgan’s independence and whether J.P. Morgan would be prepared to serve as financial advisor to the special committee, if one were created.
In response to John Rickel’s request, between October 12, 2022 and October 13, 2022, representatives of K&S conducted interviews of John Rickel, Jon Beizer, Edward Braman, Jennifer Buckner, Michael Ducker, and Dennis Nash to evaluate independence for service on a special committee of the Board, if created.
On October 14, 2022, Nathan Harwell received from Mr. Scudder a draft non-disclosure agreement to be entered into by Knight-Swift and U.S. Xpress. The draft was not accompanied by a proposal or offer from Knight-Swift with respect to a potential transaction.
Also on October 14, 2022, William E. Fuller asked Mr. Scudder to arrange a meeting in Phoenix, Arizona later in the month to better understand Knight-Swift’s level of interest in a potential transaction.
On October 16, 2022, Mr. Scudder, Nathan Harwell and representatives of K&S spoke by telephone. During this call, Mr. Scudder confirmed that Knight-Swift had retained Fried Frank as legal counsel to assist in its consideration of a potential transaction with U.S. Xpress. The participants discussed a possible meeting in Phoenix, Arizona on October 26, 2022 between William E. Fuller and David Jackson. According to Mr. Scudder, the meeting had been requested by William E. Fuller to better understand Knight-Swift’s level of interest in a potential transaction, with the understanding that U.S. Xpress was otherwise focused on the execution of its strategic plan. Following the call, Nathan Harwell updated John Rickel, who suggested that the Board receive an update and consider the appointment of a special committee.
On October 19, 2022, Mr. Scudder conveyed to J.P. Morgan that, as a precursor to the proposed October 26 meeting, in light of the likelihood that the transaction would involve Max L. Fuller and William E. Fuller and their related entities rolling over a portion of the their equity interest in U.S. Xpress, Knight-Swift would only proceed with a transaction (i) if it was negotiated by a special committee of independent members of the U.S. Xpress board of directors and the committee’s advisors, (ii) the transaction was approved by the special committee, and (iii) the transaction was subject to a “majority of the minority” stockholder approval.
On October 21, 2022, the Board held a special meeting by videoconference. At the request of John Rickel, representatives of K&S and J.P. Morgan were also in attendance. William E. Fuller and representatives of J.P. Morgan discussed with the Board the chronology of discussions with Knight-Swift to date, as well as the proposed October 26, 2022 meeting between William E. Fuller and David Jackson. William E. Fuller confirmed that the purpose of the meeting with David Jackson was not to discuss valuation, but to evaluate Knight-Swift’s level of seriousness in a proposed transaction so as to avoid unnecessary expenses and management distractions. Representatives of K&S provided an overview of, among other things, (1) the Board’s fiduciary duties, both in general and in the context of various types of transactions; (2) the potential conflicts of interest involving members of the Board with respect to a potential sale of U.S. Xpress, including if Max L. Fuller and William E. Fuller were to rollover any portion of their equity or receive consideration different from that of other stockholders, in a potential transaction; and (3) approaches for reviewing, evaluating and, if appropriate, negotiating a potential transaction in the context of such potential conflicts of interest, including creating a special committee of independent and disinterested members of the Board and having the transaction be conditioned on a “majority of the minority” stockholder approval.
Max L. Fuller and William E. Fuller then left the meeting and the independent directors continued in executive session. Representatives of J.P. Morgan discussed with the independent directors, among other things, (1) certain strategic considerations related to the proposed October 26, 2022 meeting, including appropriate attendees and topics for discussion; (2) certain potential advantages and disadvantages of exclusive discussions with Knight-Swift versus a formal sale process; and (3) preliminary views of other potential strategic and financial sponsor acquirors of U.S. Xpress.
Max L. Fuller and William E. Fuller then rejoined the meeting. The Board determined that a sale of U.S. Xpress could be in the interests of its stockholders and merited further consideration, including as a result of general conditions in the market and industry overall. The Board determined to form the Special Committee for the purposes of reviewing, evaluating and, if appropriate, negotiating a strategic transaction involving the sale of U.S. Xpress. The resolutions adopted by the Board empowered the Special Committee to, among other things, (1) establish, oversee and approve the process and procedures related to the review and evaluation of a potential transaction with Knight-Swift, including the ability to determine not to proceed with any such process, procedures, review or evaluation; (2) review and evaluate the terms and conditions of a potential transaction with Knight-Swift; (3) supervise and direct the management of U.S. Xpress, including Max L Fuller and William E. Fuller, in regard to interactions with Knight-Swift; and (4) select and retain financial, legal and other advisors. The resolutions also contemplated that, if and when a formal proposal was made by Knight-Swift, the scope of the Special Committee’s mandate could be revised as appropriate. Representatives of K&S summarized their independence review and following discussion, the Board determined that Jon Beizer, Edward Braman, Jennifer Buckner, Michael Ducker, Dennis Nash and John Rickel were each disinterested with respect to any potential transaction with Knight-Swift and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Special Committee, and appointed each of them to the Special Committee.
Later on October 21, 2022, the Special Committee convened, with representatives of J.P. Morgan and K&S in attendance. Representatives of J.P. Morgan discussed with the Special Committee J.P. Morgan’s independence with respect to a potential transaction, qualifications, experience and expertise, including with respect to serving as a financial advisor to trucking companies, advising companies on M&A transactions and serving as an independent financial advisor to special committees of boards of directors. Representatives of K&S provided the Special Committee with an overview of its independence, qualifications, experience and expertise. After the representatives of J.P. Morgan and K&S left the meeting, the Special Committee discussed J.P. Morgan’s independence (including its prior representation of U.S. Xpress), qualifications, experience, and expertise and determined to engage J.P. Morgan, subject to (1) the Special Committee’s satisfaction with the independence of J.P. Morgan; and (2) the negotiation of a mutually acceptable engagement letter. The Special Committee discussed K&S’ independence (including its prior representation of U.S. Xpress), qualifications, experience, and expertise and determined to engage K&S, subject to the negotiation of a mutually acceptable engagement letter. After the representatives of J.P. Morgan and K&S rejoined the meeting, the Special Committee discussed the proposed October 26, 2022 meeting between William E. Fuller and David Jackson. The Special Committee determined to authorize the meeting, provided that a mutually acceptable non-disclosure agreement was executed in advance, valuation or other specific terms of a transaction would not be discussed at the meeting, and the discussion topics would be coordinated with assistance from J.P. Morgan and K&S. On October 21, 2022, the closing sale price of Class A common stock was $2.40.
Between October 21, 2022 and October 24, 2022, representatives of Fried Frank and K&S exchanged drafts of a non-disclosure agreement between Knight-Swift and U.S. Xpress. On October 24, 2022, the parties entered into a non-disclosure agreement, which included, among other things, a customary “standstill” provision that restricted Knight-Swift’s ability to make public or unsolicited proposals to acquire U.S. Xpress.
On October 25, 2022, Nathan Harwell provided to William E. Fuller guidance from the Special Committee (upon consultation with representatives of K&S and J.P. Morgan) on topics to address and avoid at the upcoming meeting with David Jackson. Nathan Harwell informed William E. Fuller that, at the direction of the Special Committee, he should not engage in discussions of valuation or other specific terms of a proposed transaction between Knight-Swift and U.S. Xpress.
On October 26, 2022, William E. Fuller and Eric Peterson, met in person in Phoenix, Arizona with David Jackson and Adam Miller, Chief Financial Officer of Knight-Swift. During this meeting, the parties discussed U.S. Xpress’ business and the industry generally. The parties did not discuss any economic or other specific terms of a proposed transaction. David Jackson did, however, note that Knight-Swift was considering potential acquisition structures and, subject to completion of that review, Knight-Swift would be interested in submitting an acquisition proposal and commencing due diligence. William E. Fuller informed David Jackson and Adam Miller that a fully empowered special committee of the Board had been formed to evaluate any such proposal and that any negotiations with respect to a transaction would be with the Special Committee.
On October 28, 2022, the Special Committee formally engaged K&S as its legal advisor. On November 4, 2022, the Special Committee engaged Brownstein Hyatt Farber Schreck, LLP to assist with Nevada law aspects of a potential transaction with Knight-Swift.

On November 9, 2022, the Special Committee held a meeting with representatives of J.P. Morgan and K&S in attendance. Max L. Fuller, William E. Fuller and Eric Peterson were also in attendance for a portion of the meeting. William E. Fuller and Eric Peterson began by updating the members of the Special Committee on the meeting with Knight-Swift on October 26, 2022. William E. Fuller and Eric Peterson confirmed that there were no discussions of valuation or other specific terms of a proposed transaction at the meeting. Representatives of J.P. Morgan reviewed with the Special Committee certain preliminary and illustrative financial information. Max L. Fuller, William E. Fuller, and Eric Peterson then left the meeting. Representatives of K&S reviewed the fiduciary duties of the Special Committee in general and in the context of various types of transactions and representatives of J.P. Morgan discussed certain process considerations, including bilateral negotiations with Knight-Swift versus a targeted sale process. J.P. Morgan then reviewed its customary relationship disclosure with the Special Committee. Following such review, the Special Committee determined that no conflicts had been disclosed by J.P. Morgan that would affect the ability of J.P. Morgan to fulfill its responsibilities as an independent financial advisor to the Special Committee. After the meeting, the Special Committee executed an engagement letter with J.P. Morgan.
Later that day, representatives of Fried Frank delivered to representatives of K&S a letter, on behalf of Knight-Swift, referencing preliminary discussions regarding a potential transaction and requesting an in-person meeting to discuss potential acquisition structures. The proposed meeting would include Max L. Fuller, William E. Fuller, John Rickel, and representatives of Knight-Swift.
On November 11, 2022, at the direction of the Special Committee, William E. Fuller and John Rickel called David Jackson and stated that, in the absence of any indication of value, a meeting would be premature. David Jackson responded that, although Knight-Swift had not yet commenced confirmatory due diligence, he envisioned a valuation range of $5.25 – $6.00 per share of U.S. Xpress stock. David Jackson also indicated that Knight-Swift was contemplating an acquisition structure in which the Rollover Stockholders would rollover approximately one-third of their shares of U.S. Xpress stock into a newly formed entity that would be a subsidiary of Knight-Swift and the holding company of U.S. Xpress following the transaction, with the Rollover Stockholders owning approximately 10% of such holding company. There was no discussion at such time regarding valuation, economic or other terms associated with the potential rollover. On November 11, 2022, the closing sale price of Class A common stock was $2.02.
Later that evening, the Special Committee held a meeting by videoconference, with representatives of K&S and J.P. Morgan in attendance. John Rickel updated the members of the Special Committee on his earlier call with William E. Fuller and David Jackson. Following discussion, the Special Committee determined that J.P. Morgan should continue to work on its valuation analysis and to work with management on U.S. Xpress’ long-term projections, but that J.P. Morgan should convey to Mr. Scudder that the verbal offer communicated by David Jackson was inadequate and the Special Committee would have no interest in pursuing a transaction at that valuation. Following the meeting, representatives of J.P. Morgan conveyed this message to Mr. Scudder.
On November 14, 2022, representatives of K&S spoke to representatives of Holland & Hart LLP (“H&H”), legal counsel to Max L. Fuller and William E. Fuller, regarding conversations between the parties to date, including a potential rollover of shares by the Fullers.
Also on November 14, 2022, John Rickel and William E. Fuller spoke to David Jackson and conveyed that the proposed valuation range of $5.25 – $6.00 per share was inadequate and that without an increase, the Special Committee would not support further discussions between the parties.
On November 28, 2022, Mr. Scudder communicated to representatives of J.P. Morgan that Knight-Swift was prepared to increase the cash consideration per share from a range of $5.25 – $6.00 to $6.00 – $6.50, and to commence due diligence and discussions regarding structure immediately. Mr. Scudder also provided to representatives of J.P. Morgan an initial due diligence request list. Representatives of J.P. Morgan informed John Rickel of this communication. On November 28, 2022, the closing sale price of Class A common stock was $2.30.
On November 29, 2022, the Special Committee held a meeting by videoconference with representatives of J.P. Morgan and K&S in attendance. John Rickel updated the members of the Special Committee on the revised Knight-Swift proposal. J.P. Morgan discussed with the Special Committee its preliminary, illustrative financial analyses of U.S. Xpress, as well as its work with U.S. Xpress management on U.S. Xpress’ financial projections.

The Special Committee instructed J.P. Morgan to continue its financial analysis and valuation work with management. The members of the Special Committee also discussed with representatives of J.P. Morgan and K&S certain potential alternative financial and strategic acquirors of U.S. Xpress, including related strategic considerations.
On December 3, 2022, Mr. Scudder and representatives of J.P. Morgan discussed Knight-Swift’s proposal for an in-person meeting to discuss structuring considerations. Mr. Scudder also communicated Knight-Swift’s preliminary views on economic, governance and other issues related to a potential rollover of shares by the Rollover Stockholders.
On December 5, 2022, the Special Committee held a meeting by videoconference, with representatives of J.P. Morgan and K&S in attendance. Max L. Fuller, William E. Fuller, Eric Peterson and a representative of H&H were also in attendance for a portion of the meeting. Representatives of J.P. Morgan updated the attendees on their recent call with Mr. Scudder. William E. Fuller and Eric Peterson reviewed with the Special Committee certain preliminary projected financial information with respect to U.S. Xpress’ business over a five-year period. For a detailed discussion of the projections prepared by U.S. Xpress’ management, see the section of this proxy statement titled “The Merger — Management Projections.” After Max L. Fuller, William E. Fuller, Eric Peterson and the representative of H&H left the meeting, representatives of J.P. Morgan discussed with the Special Committee J.P. Morgan’s preliminary and illustrative valuation analyses of U.S. Xpress. Following discussion, representatives of J.P. Morgan discussed with the Special Committee potential alternative acquirors, including the likelihood of other viable alternative acquirors in the relative near term. The members of the Special Committee and representatives of J.P. Morgan and K&S then discussed certain potential advantages and disadvantages of contacting other third parties regarding a strategic transaction with U.S. Xpress. Finally, the members of the Special Committee discussed whether to proceed with an in-person meeting regarding transaction structure and determined that if Max L. Fuller and William E. Fuller had interest in exploring a potential rollover, a meeting with Knight-Swift would be appropriate, so long as (1) the meeting included Special Committee representation and representatives of J.P. Morgan and K&S; and (2) Knight-Swift was informed that the Special Committee continued to view the proposed per share price as an open issue.
Between December 12 and December 14, 2022, each of Knight-Swift, U.S. Xpress, and Max L. Fuller and William E. Fuller consented to Scudder Law Firm, P.C., L.L.O. being engaged as an advisor and serving as co-counsel for Knight-Swift with respect to the transaction.
On December 14, 2022, Max L. Fuller, William E. Fuller, John Rickel, Nathan Harwell, Mr. Scudder, and representatives of Knight-Swift, J.P. Morgan, K&S and H&H met at J.P. Morgan’s offices in Atlanta, Georgia to discuss Knight-Swift’s proposal regarding a rollover of shares by Rollover Stockholders. During the meeting, representatives of Knight-Swift emphasized that a continuing economic stake by the Rollover Stockholders was critical to its interest in a potential transaction. Representatives of Knight-Swift also confirmed that Knight-Swift did not intend to extend the rollover opportunity to any stockholders other than the Rollover Stockholders. The discussions among the parties focused on economic, governance and other key issues related to the potential rollover.
Over the next several days, Mr. Scudder and representatives of Fried Frank and H&H had various telephone conferences and exchanged drafts of a term sheet regarding a potential rollover focused on, among other things, (1) the terms and conditions of various call, put and redemption rights and obligations associated with the rollover shares; and (2) governance rights of the Rollover Stockholders. During this time, and at the request of the Special Committee, representatives of H&H continued to emphasize that, in the view of the Special Committee, although progress should be made by the parties regarding the rollover, the proposed cash consideration per share remained open.
On December 26, 2022, the Special Committee met by videoconference, with representatives of J.P. Morgan and K&S in attendance to discuss, generally, the progress of discussions regarding the potential rollover and various other transaction matters, including a transaction timeline.
On December 30, 2022, representatives of H&H confirmed to Mr. Scudder and representatives of Fried Frank, K&S and J.P. Morgan that, subject to the negotiation of definitive agreements, the Fullers were prepared to support a proposed rollover on the basis of the latest term sheet shared between the parties. At the same time, representatives of Knight-Swift confirmed that Knight-Swift was prepared to commence confirmatory due diligence, subject to the Special Committee’s confirmation that it was willing to continue to explore a potential transaction at a valuation range of $6.00 – $6.50 per share. On December 30, 2022, the closing sale price of Class A common stock was $1.81.
On January 3, 2023, representatives of Fried Frank and K&S held a meeting to discuss the process and timeline for Knight-Swift’s exploration of a potential acquisition of U.S. Xpress. They also discussed the equal treatment provision for the shares of Class A common stock and Class B common stock in the Charter for a merger, consolidation or other business combination and how that provision might be implicated in a potential acquisition of U.S. Xpress by Knight-Swift that involved a rollover of the Fullers’ shares of Class B common stock. Specifically, representatives of K&S expressed the view that the Charter should be amended to avoid any question that the merger (including the rollover) was inconsistent with the equal treatment provision and that, in addition to the approval of the holders of a majority of U.S. Xpress’ voting power (voting together as a single class), such amendment would require approvals of the Class A common stock and Class B common stock, voting as separate classes. Representatives of Fried Frank also reiterated Knight-Swift’s expectation that any transaction would ultimately be subject to a “majority of the minority” vote.
On January 4, 2023, John Rickel and David Jackson spoke generally regarding the Special Committee’s process. During their call, David Jackson emphasized the need for feedback from the Special Committee regarding Knight-Swift’s proposed valuation range of $6.00 – $6.50 per share. John Rickel indicated that he hoped the proposed valuation could be improved upon following the completion of additional due diligence.
On January 6, 2023, the Special Committee met by videoconference with representatives of J.P. Morgan and K&S in attendance. Representatives of K&S and J.P. Morgan reviewed with the Special Committee the economic and other terms of the rollover as reflected in the latest term sheet shared by the parties. The Special Committee discussed the terms of the rollover with representatives of K&S and J.P. Morgan, including whether to approach Max L. Fuller, William E. Fuller and Knight-Swift to determine whether it would be possible to reduce the economic terms of the rollover in exchange for increasing the per share valuation range for the benefit of the other U.S. Xpress stockholders. After discussion, the Special Committee determined that engaging in those discussions at this stage would jeopardize the ability to proceed with a transaction. John Rickel updated the Special Committee on his recent discussion with David Jackson. Following discussion, the Special Committee instructed John Rickel to communicate to David Jackson that (1) the Special Committee was not willing to accept the proposed valuation range at such time but the Special Committee was willing to continue to explore a potential transaction with Knight-Swift with the expectation that the valuation could be increased following additional diligence; and (2) Knight-Swift should complete such diligence and propose a firm valuation to the Special Committee, and not a range. The Special Committee directed J.P. Morgan to provide Knight-Swift and its representatives access to an electronic data room for purposes of its continued evaluation of U.S. Xpress, following John Rickel’s discussion with David Jackson. The Special Committee then discussed with representatives of J.P. Morgan and K&S whether to formally contact other potential acquirors at such time. Following discussion, the Special Committee determined to not contact other potential alternative acquirors at such time on the basis of a number of factors, including (1) the complexity of the Knight-Swift offer (including the proposed rollover by the Fullers); (2) deteriorating market conditions; (3) the risk of a leak, and the potential damage to U.S. Xpress’ business as a result thereof; (4) the relatively low likelihood that the other potential bidders previously considered by the Special Committee would have interest in pursuing a transaction at such time; and (5) the likelihood that Knight-Swift may be unwilling to pursue an acquisition of U.S. Xpress in a prolonged multiparty process.
Later that evening, John Rickel conveyed the Special Committee’s valuation message to David Jackson and informed him that Knight-Swift would be receiving access to an electronic data room. David Jackson then discussed with John Rickel Knight-Swift’s views with respect to the expected scope and timing of additional due diligence.
On January 19, 2023, representatives of Fried Frank distributed an initial draft of the merger agreement to K&S. The draft merger agreement provided for, among other things, (1) a termination fee payable by U.S. Xpress equal to 3% of U.S. Xpress’ enterprise value; (2) reimbursement of Knight-Swift’s fees and expenses, payable if the transaction failed to obtain the required stockholder approval, and capped at 1% of U.S. Xpress’ enterprise value; (3) the rollover by the Rollover Stockholders; (4) support agreements by the Rollover Stockholders; and (5) a majority of the minority voting condition.

On January 30, 2023, following discussions among representatives of J.P. Morgan and K&S and members of the Special Committee, K&S informed Fried Frank that the Special Committee required a valuation update from Knight-Swift before commencing any negotiations on the merger agreement.
Over the next several days, Knight-Swift and its advisors continued their due diligence review of U.S. Xpress. On February 10, 2023, John Rickel and David Jackson held a telephone meeting. During the call, David Jackson indicated that, as a result of certain due diligence items identified by Knight-Swift, it was revising its proposal to $6.00 per share. On February 10, 2023, the closing sale price of Class A common stock was $1.51.
Following his call with David Jackson, John Rickel contacted representatives of J.P. Morgan and advised them of the revised offer, and reasons therefor, and requested that J.P. Morgan obtain from Mr. Scudder a detailed summary of the various due diligence items referenced by David Jackson. Representatives of J.P. Morgan conveyed this request to Mr. Scudder. Later that evening, Mr. Scudder delivered to representatives of J.P. Morgan a schedule of diligence-related items.
On February 13, 2023, the Special Committee met by videoconference with representatives of J.P. Morgan and K&S in attendance. John Rickel updated the Special Committee on his discussion with David Jackson, including Knight-Swift’s revised offer and the reasons therefor. Representatives of J.P. Morgan and U.S. Xpress management discussed with the Special Committee the schedule of diligence-related items provided by Mr. Scudder. The Special Committee directed John Rickel to contact David Jackson and communicate the view of the Special Committee that such diligence-related items did not support the proposed reduction in value reflected by Knight-Swift’s revised proposal of February 10, 2023. The Special Committee also asked that representatives of J.P. Morgan communicate the same message to Mr. Scudder. Representatives of J.P. Morgan advised the Special Committee that they were working with U.S. Xpress management on revised financial projections for U.S. Xpress, in light of current trends in U.S. Xpress’ financial performance. Representatives of K&S reviewed the draft merger agreement with the Special Committee and received feedback from the Special Committee regarding potential responses on various issues, should the parties reach an agreement on valuation.
David Jackson and John Rickel spoke periodically over the next few days regarding the diligence related adjustments identified by Knight-Swift, as well as deteriorating market conditions in the trucking industry generally. At the direction of the Special Committee, Mr. Scudder and representatives of J.P. Morgan held similar discussions over this period. On February 17, 2023, Mr. Scudder indicated to representatives of J.P. Morgan that, as a result of the follow-up discussions between the parties over the diligence items, Knight-Swift would agree to increase its offer to $6.15 per share. Mr. Scudder communicated that this was a best and final offer. Representatives of J.P. Morgan conveyed this message to John Rickel. On February 17, 2023, the closing sale price of Class A common stock was $1.54.
On February 22, 2023, the Special Committee met, with representatives of J.P. Morgan and K&S in attendance. Max L. Fuller, William E. Fuller and Eric Peterson also attended a portion of the meeting. John Rickel updated the attendees on Knight-Swift’s revised offer of $6.15 per share. William E. Fuller and Eric Peterson then provided an updated financial forecast for 2023, as well as U.S. Xpress management’s revised five-year financial projections for U.S. Xpress, including a description of key assumptions. For a detailed discussion of the projections prepared by U.S. Xpress management, see the section of this proxy statement titled “The Merger — Management Projections.” The Special Committee discussed the risks and uncertainties related to achieving the projections. Representatives of J.P. Morgan discussed with the Special Committee certain near-term macroeconomic prospects, including deteriorating market conditions. Max L. Fuller provided his perspective on these topics, and then Max L. Fuller, William E. Fuller and Eric Peterson left the meeting, John Rickel expressed his view that, based on discussions with David Jackson, the revised offer of $6.15 per share was likely Knight-Swift’s best and final offer. Representatives of J.P. Morgan expressed a similar view based on their discussions with Mr. Scudder. Representatives of J.P. Morgan also discussed with the Special Committee J.P. Morgan’s preliminary and illustrative valuation analysis of Knight-Swift’s revised proposal. During a break, John Rickel and Max L. Fuller discussed the potential transaction. The Special Committee then reconvened and invited Max L. Fuller and William E. Fuller to rejoin the meeting to discuss the current state of their discussions involving the rollover. The Fullers’ then departed the meeting again, and the Special Committee instructed representatives of K&S and J.P. Morgan to continue to pursue the negotiation of a transaction at a valuation of $6.15 per share. Representatives of K&S reviewed their mark-up of the merger agreement with the Special Committee, which directed K&S to deliver the merger agreement to Fried Frank and commence negotiations on transaction documents.
On February 23, 2023, K&S provided a revised draft of the merger agreement to Fried Frank. The revised draft included, among other things, (1) a “go-shop” provision that would allow U.S. Xpress to solicit competing acquisition transactions for a limited period of time; (2) a counterproposal on termination fees tied to equity value instead of enterprise value, consisting of 2.5% of equity value and dropping to 1.25% of equity value if the merger agreement is terminated prior to the expiration of the go-shop period in favor of a superior proposal; and (3) no expense reimbursement if the transaction fails to obtain the required stockholder approval.
On February 24, 2023, Fried Frank provided drafts of the rollover documents to representatives of H&H and K&S, consisting of a rollover agreement and limited liability company agreement.
On February 27, 2023, the Board reconfirmed, by unanimous written consent, the scope of the Special Committee’s mandate and provided, among other things, that (1) consistent with Nevada law and the U.S. Xpress bylaws, the Special Committee would have full authority to approve any transaction with Knight-Swift; and (2) as compensation for service on the Special Committee, the Chairperson would receive a one-time payment of $40,000 and each other member would receive a one-time payment of $25,000, with such amounts payable regardless of the determinations reached by the Special Committee and not contingent on the Special Committee approving or recommending a potential transaction with Knight-Swift.
On February 28, 2023, representatives of Fried Frank and K&S met by telephone to discuss the merger agreement and other transaction matters. During the call, the parties discussed, among other things, the proposed go-shop provision. Representatives of Fried Frank indicated that, although Knight-Swift was not supportive of a go-shop, it was amenable to a two-tier termination fee structure under which U.S. Xpress would be obligated to pay a lower termination fee if U.S. Xpress terminated the merger agreement within a limited period of time after the signing of the merger agreement in order to enter into an alternative acquisition agreement in respect of a superior proposal.
On March 2, 2023, Fried Frank delivered a revised draft of the merger agreement to K&S. In the days that followed, representatives of K&S (with input from the Special Committee) and Fried Frank negotiated the terms of the merger agreement. Key terms of the merger agreement negotiated by the parties included (1) the circumstances in which the Special Committee could evaluate and accept a “superior proposal” or change its recommendation to stockholders regarding the merger; (2) the conditions to each party’s obligation to consummate the merger and each party’s right to terminate the merger agreement; (3) whether to include a go-shop provision; (4) the termination fees payable by U.S. Xpress and the circumstances in which the fees would be payable; (5) whether U.S. Xpress would be obligated to reimburse Knight-Swift for fees and expenses incurred if the merger agreement and Charter Amendment were not approved by U.S. Xpress’ stockholders; (6) the nature and scope of the interim operating covenants applicable to U.S. Xpress during the period prior to the closing the merger; and (7) U.S. Xpress’ representations, warranties, and covenants contained in the merger agreement.
On March 3, 2023, H&H delivered to Fried Frank and Mr. Scudder a revised draft of the rollover agreement and limited liability company agreement. In the days that followed, Mr. Scudder and representatives of H&H and Fried Frank negotiated the terms of the rollover agreement and limited liability company agreement. Key terms of these agreements negotiated by the parties included, among other matters, restrictive covenants of the Rollover Stockholders and post-closing indemnification of the Rollover Stockholders.
On March 5, 2023, the Special Committee held a meeting by videoconference, with representatives of J.P. Morgan and K&S in attendance. Representatives of each of J.P. Morgan and K&S reported on their communications with representatives of each of Knight-Swift and Fried Frank regarding open points in the draft documentation for the transaction. Representatives of K&S also discussed the latest drafts of the transaction documentation and the negotiation of those documents.
On March 7, 2023, Fried Frank delivered to K&S and H&H a draft of the Support Agreement. Under this agreement, Max L. Fuller, William E. Fuller and their affiliated entities would agree to, among other things, (1) support the transaction with Knight-Swift, and (2) grant to the Special Committee an irrevocable proxy to vote their shares in favor of the merger and the Charter Amendment. In the days that followed, these parties negotiated the terms of the Support Agreement.
On March 10, 2023, representatives of Fried Frank and K&S met to discuss open issues in the merger agreement.
On March 13, 2023, Fried Frank delivered to K&S a revised draft of the merger agreement and on March 15, 2023, representatives of Fried Frank and K&S met to further discuss open issues in the merger agreement, including the size of the termination fees payable by U.S. Xpress. During this call, representatives of Fried Frank indicated that Knight-Swift might be amenable to a termination fee of 4.5% of equity value, reduced to 2.25% if the merger agreement is terminated in favor of a superior proposal within a limited period of time after the signing of the merger agreement.
Over the next few days, representatives of K&S and Fried Frank continued to exchange drafts of, and discuss open transaction items in, the merger agreement and related documentation, and representatives of Fried Frank and H&H continued to exchange drafts of, and discuss open transaction items in, documents related to the rollover.
On March 17, 2023, the Special Committee held a meeting by videoconference, with representatives of J.P. Morgan and K&S in attendance. Representatives of K&S reported on their communications with representatives of Fried Frank regarding open points in the draft documentation for the transaction, and also discussed the latest drafts of the transaction documentation and the negotiation of certain matters in those documents. During the meeting, the Special Committee directed representatives of K&S to press for lower termination fees, and provided K&S a range of termination fees that would be acceptable to the Special Committee. The Special Committee also directed representatives of K&S to reiterate the Special Committee’s opposition to expense reimbursement in the event the Merger fails to receive the required stockholder approval.
On March 18, 2023, the merger agreement was substantially finalized and, among other things, included (1) a termination fee of 3.75% of equity value, reduced to 1.875% of equity value if the merger agreement is terminated in favor of a superior proposal within a limited period of time; and (2) no expense reimbursement if the Merger fails to receive the required stockholder approval.
Between March 17 and March 19, 2023, Mr. Scudder and H&H held a series of discussions concerning certain open items relating to the rollover, including the financial metrics to be utilized in establishing put and call rights.
On the evening of March 18, 2023, John Rickel and representatives of J.P. Morgan held separate discussions with Max L. Fuller regarding certain open items related to the rollover.
On March 19, 2023, the rollover agreements were substantially finalized.
On March 20, 2023, the Special Committee held a meeting by videoconference, with representatives of J.P. Morgan and K&S, in attendance. Representatives of K&S reported on the latest transaction matters and the negotiations of the draft transaction documents, including with respect to the merger and the rollover. Representatives of J.P. Morgan reviewed with the Special Committee J.P. Morgan’s financial analysis of the proposed transaction. At the request of the Special Committee, representatives of J.P. Morgan rendered J.P. Morgan’s oral opinion to the Special Committee, subsequently confirmed by delivery of a written opinion dated as of March 20, 2023, that, as of such date and based upon and subject to the various assumptions, limitations, qualifications and other factors set forth in its opinion, the per share consideration of $6.15 in cash to be paid to the holders of shares of Class A common stock (other than the Rollover Stockholders) pursuant to the Merger Agreement was fair, from a financial point of view to such holders. See the section of this proxy statement titled “— Opinion of U.S. Xpress’ Financial Advisor.” The Special Committee engaged in a discussion regarding the potential transaction and the benefits it afforded to U.S. Xpress and its stockholders relative to U.S. Xpress’ standalone prospects. Representatives of K&S reviewed the form of Special Committee resolutions that had been previously circulated to the Special Committee and, following discussion, the Special Committee unanimously (i) determined that the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, are advisable, fair to, and in the best interests of U.S. Xpress and its stockholders (other than the Rollover Stockholders); (ii) adopted, and approved the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment; (iii) approved the execution and delivery of the Merger Agreement, the Support Agreement and the other transaction documents and the performance by U.S. Xpress of its covenants and other obligations pursuant thereto; (iv) directed that the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal be submitted to U.S. Xpress’ stockholders for their approval; (v) resolved to recommend approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal by U.S. Xpress’ stockholders; and (vi) resolved to exercise the proxy (acting by a majority) granted pursuant to the Support Agreement at any such meeting of U.S. Xpress’ stockholders in accordance with the terms and conditions of the Support Agreement.
On March 20, 2023, the board of directors of Knight-Swift unanimously approved the Merger Agreement and related transactions.
Later on March 20, 2023, U.S. Xpress and Knight-Swift signed the Merger Agreement and the Rollover Stockholders and Knight-Swift signed the Rollover Agreement. The Support Agreement was also signed.
On March 21, 2023, U.S. Xpress issued a press release announcing the transaction with Knight-Swift.
Recommendation of the Special Committee and Reasons for the Merger
In evaluating the Merger Agreement, the Charter Amendment, the Support Agreement, and the other transactions contemplated by the Merger Agreement, including the Merger, the Special Committee consulted with its independent financial advisor, J.P. Morgan, and the Special Committee’s independent legal advisor, K&S (and K&S in turn consulted, where appropriate, with Brownstein Hyatt Farber Schreck, LLP, in its capacity as the Special Committee’s outside legal advisor for Nevada corporate law matters), and, where appropriate, with members of U.S. Xpress management. After careful consideration, as described in the section of this proxy statement titled “The Merger — Background of the Merger,” the Special Committee unanimously (i) determined that the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, were fair to, advisable and in the best interests of U.S. Xpress and its stockholders (other than the Rollover Stockholders), (ii) adopted and approved the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the Merger and the Charter Amendment, (iii) approved the execution and delivery of the Merger Agreement, the Support Agreement and the other transaction documents and the performance by U.S. Xpress of its covenants and other obligations pursuant thereto, (iv) directed that the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal be submitted to U.S. Xpress’ stockholders for their approval, (v) resolved to recommend approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal by U.S. Xpress’ stockholders, and (vi) resolved to exercise the proxy (acting by a majority) granted pursuant to the Support Agreement at any such meeting of U.S. Xpress’ stockholders in accordance with the terms and conditions of the Support Agreement.
The Special Committee unanimously recommends that you vote “FOR” the Merger Proposal.
In the course of reaching its determination and making its recommendation, the Special Committee considered the following list of material factors, which are not presented in any relative order of importance and each of which the Special Committee viewed as being generally supportive of its determination and recommendations to U.S. Xpress’ stockholders:
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Premium Over Trading Price. The fact that the per share price constitutes a significant premium of approximately 310% to the closing price of Class A common stock of $1.50 per share on March 20, 2023, which was the last full trading day before entry into the Merger Agreement was announced.

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Best Value Reasonably Obtainable. The belief of the Special Committee that the per share price represented Knight-Swift’s best and final offer and the best value that U.S. Xpress could reasonably obtain from Knight-Swift for the shares of Class A common stock.

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Potential Strategic Alternatives. The assessment of the Special Committee that none of the possible alternatives to the Merger (including continuing to operate U.S. Xpress as an independent company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to our stockholders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for U.S. Xpress to create greater value for our stockholders, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks.
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Financial Condition, Results of Operations and Prospects of U.S. Xpress; Risks of Execution. The current, historical and projected financial condition, results of operations and business of U.S. Xpress, as well as U.S. Xpress’ prospects and risks if it were to remain an independent company. In particular, the Special Committee considered U.S. Xpress’ then-current business plan, including management’s then-current estimated projections of U.S. Xpress’ financial prospects, as reflected in the Management Projections. As part of this, the Special Committee considered U.S. Xpress’ current business plan and the potential opportunities and risks that it presented against, among other things, various execution, operational, market and other risks to achieving the business plan and related uncertainties.

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Cash Consideration; Certainty of Value. The fact that the consideration to be received by U.S. Xpress’ stockholders (other than the Rollover Stockholders) in the Merger consists entirely of cash, which provides certainty of value and immediate liquidity at a compelling price measured against the ongoing business and financial execution risks of U.S. Xpress’ business plan and the market risks associated with its continued operations as an independent company and allows our stockholders to realize that value immediately upon the consummation of the Merger. Additionally, the fact that the amount of cash to be received for each outstanding share of U.S. Xpress stock is fixed and will not be reduced if the share price of Class A common stock declines prior to the effective time of the Merger.

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Opinion of J.P. Morgan. J.P. Morgan confirmed its March 20, 2023 oral opinion by delivering its written opinion to the Special Committee, dated March 20, 2023, that, as of such date, and based upon and subject to the various assumptions, limitations, qualifications and other factors set forth in its opinion, the per share price to be paid to the holders of Class A common stock (other than the Rollover Stockholders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. The opinion is more fully described in the section of this proxy statement titled “The Merger — Opinion of U.S. Xpress’ Financial Advisor” and the full text of the opinion is attached as Annex C to this proxy statement.

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Support from the Rollover Stockholders. In conjunction with the Merger Agreement, each of the Rollover Stockholders, which as of the date of the Merger Agreement held approximately [•]% of the outstanding voting power of U.S. Xpress (consisting of approximately [•]% of the Class A common stock outstanding as of the record date and approximately [•]% of the Class B common stock outstanding as of the record date), entered into the Support Agreement to cause the voting of the U.S. Xpress stock beneficially owned by them in favor of the Merger Proposal and the Charter Amendment Proposal.

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Negotiations with Knight-Swift and Terms of the Merger Agreement. The terms of the Merger Agreement, which was the product of arm’s-length negotiations between the Special Committee and its representatives and Knight-Swift and its representatives, and the belief of the Special Committee that the Merger Agreement contained terms and conditions that provided the Special Committee with a high level of closing certainty. The factors considered included:

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U.S. Xpress’ ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties submitting unsolicited takeover proposals.

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The Special Committee’s belief that the terms of the Merger Agreement would be unlikely to deter third parties from making a Superior Proposal, after taking into account the limited instances in which U.S. Xpress is required to pay Knight-Swift a termination fee as described further in the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination.”

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The ability of the Special Committee, under certain circumstances, to change, withdraw or modify the recommendation that U.S. Xpress’ stockholders vote in favor of the approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal.

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The Special Committee’s ability, under certain circumstances, to terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal, and the determination that the termination fee payable by U.S. Xpress in certain instances was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of, or likely to impede other possible competing offers.

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The limited conditions to Knight-Swift’s obligation to consummate the Merger, making the Merger reasonably likely to be consummated.

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The Special Committee’s ability to specifically enforce Knight-Swift’s obligations under the Merger Agreement in accordance with its terms, and the other remedies available to U.S. Xpress under the Merger Agreement.

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The terms of the Merger Agreement provide U.S. Xpress with sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement.

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Likelihood of Consummation. The fact that the Merger has a high likelihood of completion, including due to the fact that (1) the Merger Agreement is not subject to any financing condition; (2) Knight-Swift has the ability to fund the aggregate consideration payable in the Merger; (3) the regulatory clearance required in connection with the Merger are likely to be obtained; and (4) the Merger is not subject to the conditionality and execution risk of any required approval by Knight-Swift’s stockholders.

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Timing of Consummation. The fact that the Merger could be completed in a reasonable timeframe and in an orderly manner and that the potential for consummating the Merger in a reasonable timeframe could reduce the period during which U.S. Xpress’ business would be subject to the potential uncertainty of consummation of the Merger and related disruption.

The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger and to permit the Special Committee to represent effectively the interests of U.S. Xpress’ stockholders who are not Rollover Stockholders. The Special Committee believes the following list of material factors support its determinations and recommendations and provide assurance of the procedural fairness of the Merger to U.S. Xpress’ stockholders:
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Independence. The Special Committee, since its formation, has consisted solely of independent and disinterested directors that are not affiliated with, and are independent of, Max L. Fuller and William E. Fuller and/or their affiliated entities and any of the potential counterparties to a potential acquisition of U.S. Xpress (including a potential acquisition of U.S. Xpress which includes a transaction or series of transactions in which one or more of Max L. Fuller, William E. Fuller and/or their affiliated entities have an interest that is in addition to, and/or different from, the interests of U.S. Xpress’ stockholders as a whole) and were otherwise disinterested and independent with respect to a potential acquisition of U.S. Xpress (including a potential acquisition of U.S. Xpress which includes a transaction or series of transactions in which one or more of Max L. Fuller, William E. Fuller and/or their affiliated entities have an interest that is in addition to, and/or different from, the interests of U.S. Xpress’ stockholders as a whole), other than as discussed in the section of this proxy statement titled “The Merger — Interests of Certain Persons in the Merger.”

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Negotiating and Approval Authority. The exclusive authority granted to the Special Committee by the Board to, among other things, (1) review, evaluate, negotiate and approve the structure, form, terms and conditions of a potential acquisition of U.S. Xpress by Knight-Swift (including a potential acquisition of U.S. Xpress by Knight-Swift in which one or more of Max L. Fuller, William E. Fuller and/or their affiliated entities have an interest that is in addition to, and/or different from, the interests of U.S. Xpress’ stockholders as a whole) and the form, terms and conditions of any definitive agreements or documents in connection therewith and (2) to determine not to proceed with any such potential acquisition.

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Active Involvement and Oversight. The numerous meetings held by the Special Committee to discuss and evaluate the proposals from Knight-Swift, and the Special Committee’s active oversight of the negotiation process. The Special Committee was actively engaged in the process on a regular basis and was provided with full access to U.S. Xpress management in connection with the evaluation and negotiation process.
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Independent Advice. The Special Committee selected and engaged its own independent legal and financial advisors and received the advice of such advisors throughout its review, evaluation and negotiation of a potential acquisition of U.S. Xpress.

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Full Knowledge. The Special Committee made its evaluation of a potential acquisition of U.S. Xpress by Knight-Swift based upon the factors discussed in this proxy statement and with the full knowledge of the interests of the Rollover Stockholders.

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No Obligation to Recommend. The recognition by the Special Committee that it had no obligation to recommend the approval of the Merger, the Charter Amendment or any other transaction and had the authority to reject any proposals made.

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Majority-of-the-Minority Approval Condition. Consummation of the Merger is subject to the Majority-of-the-Minority Approval Condition, which requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose.

In the course of reaching its determinations and making its recommendations, the Special Committee also considered the following list of material countervailing factors concerning the Merger Agreement, the Merger and Charter Amendment, which are not presented in any relative order of importance:
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No Stockholder Participation in Future Growth or Earnings. The fact that the nature of the Merger as a cash transaction means that our stockholders (other than the Rollover Stockholders) will not participate in U.S. Xpress’ future earnings or growth and will not benefit from any appreciation in value of the surviving corporation. The Special Committee considered the other potential alternative strategies available to U.S. Xpress as an independent company, which, despite significant uncertainty, had the potential to result in a more successful and valuable company.

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Risk Associated with Failure to Consummate the Merger. The possibility that the Merger might not be consummated, and if it is not consummated, that: (1) U.S. Xpress’ directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of U.S. Xpress during the pendency of the Merger; (2) U.S. Xpress will have incurred significant transaction and other costs; (3) U.S. Xpress’ continuing business relationships with customers, business partners and employees may be adversely affected; (4) the trading price of U.S. Xpress stock could be adversely affected; (5) the contractual and legal remedies available to U.S. Xpress in the event of the breach or termination of the Merger Agreement may be insufficient, costly to pursue, or both; and (6) the failure of the Merger to be consummated could result in an adverse perception among our customers, potential customers, employees and investors about U.S. Xpress’ prospects.

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Regulatory Risks. The possibility that regulatory agencies may delay, object to, challenge or seek to enjoin the Merger, or may seek to impose terms and conditions on their approvals that are not acceptable to Knight-Swift, notwithstanding its obligations under the Merger Agreement.

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Non-Solicitation. The fact that U.S. Xpress and the Special Committee are prohibited from soliciting competing proposals and restricted from evaluating competing proposals unless certain conditions are satisfied.

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Impact of Interim Restrictions on U.S. Xpress’ Business Pending the Completion of the Merger. The restrictions on the conduct of U.S. Xpress’ business prior to the consummation of the Merger, which, despite providing sufficient flexibility for U.S. Xpress to operate its business in the ordinary course, may delay or prevent U.S. Xpress from undertaking strategic initiatives before the completion of the Merger that, absent the Merger Agreement, U.S. Xpress might have pursued, or from taking certain actions aimed at incentivizing and retaining our employees.

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Effects of the Merger Announcement. The effects of the public announcement of the Merger Agreement, including the: (1) effects on our employees, customers, operating results and stock price;

(2) impact on our ability to attract and retain key management, sales and marketing, and technical personnel; and (3) potential for litigation in connection with the Merger.
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Termination Fee Payable by U.S. Xpress. The requirement that U.S. Xpress pay Knight-Swift a termination fee of $6.3 million or, following the Reduced Termination Fee End Time, $12.6 million under certain circumstances following termination of the Merger Agreement. For the definition of “Reduced Termination Fee End Time” and further discussion of the calculation of such termination fee, see the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination.” The Special Committee considered the potentially discouraging impact that this termination fee could have on a third party’s interest in making a competing proposal to acquire U.S. Xpress.

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Taxable Consideration. The receipt of cash in exchange for shares of U.S. Xpress stock in the Merger will generally be a taxable transaction for U.S. federal income tax purposes for many of our stockholders.

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Interests of U.S. Xpress’ Directors and Executive Officers. The interests that U.S. Xpress’ directors and executive officers may have in the Merger, which may be different from, or in addition to, those of our other stockholders.

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Interests of the Rollover Stockholders in the Merger. The fact that the Rollover Stockholders were offered the opportunity, and elected, to participate in an equity rollover in Knight-Swift’s potential acquisition of U.S. Xpress, which such option to participate was not extended to all of U.S. Xpress’ stockholders. As noted in this section, the Rollover Stockholders may, through their ownership of Holdings Units, realize more or less value for their Rollover Shares than if such shares were converted in the Merger into the right to receive the per share price. However, the Rollover Stockholders elected to forgo the certain value of the per share price for such Rollover Shares, which value the Special Committee found compelling for U.S. Xpress’ stockholders.

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Irrevocable Proxy of the Rollover Stockholders. The fact that the Rollover Stockholders are parties to the Support Agreement, which grants an irrevocable proxy to the Special Committee (acting by a majority) to vote the Rollover Stockholders’ shares of U.S. Xpress stock in favor of the approval of the Merger Proposal and the Charter Amendment Proposal and that such irrevocable proxy does not automatically terminate in the event that the Special Committee modifies, changes or withdraws the Special Committee recommendation.

The foregoing discussion of the factors considered by the Special Committee set forth the material factors considered by the Special Committee but is not intended to be exhaustive. The Special Committee collectively reached the unanimous conclusion to adopt the Merger Agreement and approve the Merger, and recommend that our stockholders approve the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Approval Proposal, considering all of the various factors described above and other factors that each member of the Special Committee deemed relevant. In view of the wide variety of factors considered by the members of the Special Committee in connection with their evaluation of the Merger and the complexity of these matters, the Special Committee did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Special Committee made its decision based on the totality of information presented to and considered by it. In considering the factors discussed above, individual directors may have given different weights to different factors.
Opinion of U.S. Xpress’ Financial Advisor
Pursuant to an engagement letter, the Special Committee retained J.P. Morgan as its financial advisor in connection with the proposed Merger and to deliver a fairness opinion in connection with the proposed Merger.
At the meeting of the Special Committee on March 20, 2023, J.P. Morgan rendered its oral opinion to the Special Committee that, as of such date and based upon and subject to the various assumptions, limitations, qualifications and other factors set forth in its opinion, the per share price of $6.15 in cash to be paid to the holders of Class A common stock (other than the Rollover Stockholders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its March 20, 2023 oral opinion by delivering its written opinion to the Special Committee, dated March 20, 2023, that, as of such date, and based upon and subject to the various assumptions, limitations, qualifications and other factors set forth in its opinion, the per share price of $6.15 in cash to be paid to the holders of Class A common stock (other than the Rollover Stockholders) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated March 20, 2023, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. U.S. Xpress’ stockholders are urged to read the opinion carefully and in its entirety. J.P. Morgan’s written opinion was addressed to the Special Committee (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the consideration to be paid in the Merger and did not address any other aspect of the Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of U.S. Xpress as to how such stockholder should vote with respect to the proposed Merger or any other matter.
In arriving at its opinions, J.P. Morgan, among other things:
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reviewed the Merger Agreement;

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reviewed certain publicly available business and financial information concerning U.S. Xpress and the industries in which it operates;

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compared the financial and operating performance of U.S. Xpress with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of the Class A common stock and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by the management of U.S. Xpress relating to its business; and

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performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of U.S. Xpress with respect to certain aspects of the Merger, and the past and current business operations of U.S. Xpress, the financial condition and future prospects and operations of U.S. Xpress, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by U.S. Xpress or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to J.P. Morgan’s engagement letter with the Special Committee, J.P. Morgan did not assume any obligation to undertake, or assume any liability for, any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of U.S. Xpress, Knight-Swift or Merger Subsidiary under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of U.S. Xpress to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the Merger and the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement. J.P. Morgan also assumed that the representations and warranties made by U.S. Xpress, Knight-Swift and Merger Subsidiary in the Merger Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to U.S. Xpress with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on U.S. Xpress or on the contemplated benefits of the Merger.
J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of Class A common stock (other than the Rollover Stockholders) in the proposed Merger, and J.P. Morgan has expressed no opinion as to (1) the fairness of the Merger to, or any consideration to be paid in connection with the Merger to, the holders of any other class of securities, the Rollover Stockholders, creditors or other constituencies of U.S. Xpress, (2) the allocation of the aggregate merger consideration to be paid to all holders of U.S. Xpress stock between the holders of Class A common stock and Class B common stock, or (3) the underlying decision by U.S. Xpress to engage in the Merger. J.P. Morgan also did not express any opinion as to the Rollover Agreement or LLC Agreement or any voting, governance or other rights of the Rollover Stockholders, whether pursuant thereto, pursuant to the other documentation to be entered into in connection with the Merger, or otherwise (and did not take any such rights into account in its analysis). Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Merger, or any class of such persons relative to the consideration to be paid to the holders of U.S. Xpress stock in the proposed Merger or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which U.S. Xpress stock will trade at any future time. As of the date of its opinion, J.P. Morgan was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of U.S. Xpress or any other alternative transaction.
In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the Special Committee on March 20, 2023 and contained in the presentation delivered to the Special Committee on March 20, 2023 in anticipation of, and in connection with, the rendering of such opinion. The following is a summary of the material financial analyses undertaken by J.P. Morgan in connection with rendering such opinion and contained in such presentation, and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.
Public Trading Multiples
Using publicly available information, J.P. Morgan compared selected financial data of U.S. Xpress with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to U.S. Xpress. The companies selected by J.P. Morgan (which we refer to as the “Selected Companies”) were:
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Knight-Swift Transportation Holdings Inc.

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Schneider National, Inc.

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Werner Enterprises, Inc.

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Heartland Express, Inc.

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Marten Transport, Ltd.

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P.A.M. Transportation Services Inc.

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Covenant Logistics Group, Inc.

The Selected Companies were chosen because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered sufficiently similar in certain respects to those of U.S. Xpress and/or one or more of its businesses. The Selected Companies may be considered similar to U.S. Xpress or such businesses based on the nature of their assets and operations; however, none of the companies selected is identical or directly comparable to U.S. Xpress or such businesses, and certain of these companies may have characteristics that are materially different from those of U.S. Xpress or such businesses. J.P. Morgan’s analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect U.S. Xpress or such businesses.
Using publicly available information, J.P. Morgan calculated, for each Selected Company and for U.S. Xpress, such relevant company’s firm value, calculated as the market value of the relevant company’s common stock on a fully diluted basis as of close of trading on March 14, 2023, plus any debt, less cash and cash equivalents (which we refer to as the “FV”) as a multiple of the consensus equity research analyst estimates for such relevant company’s adjusted earnings before interest, taxes, depreciation and amortization but after taking into account stock-based compensation expense (which we refer to as “Adj. EBITDA”) for the calendar year ending December 31, 2024 (which we refer to as “FV/2024E Adj. EBITDA”).
This analysis indicated the following FV/2024E Adj. EBITDA multiples:
FV/ 2024E Adj. EBITDA
U.S. Xpress	4.2x
Knight-Swift Transportation Holdings Inc.	5.9x
Schneider National, Inc.	4.6x
Werner Enterprises, Inc.	5.3x
Heartland Express, Inc.	5.1x
Marten Transport, Ltd.	5.5x
P.A.M. Transportation Services Inc.	4.0x
Covenant Logistics Group, Inc.	4.2x
Based on the results of this analysis and other factors which J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan selected a multiple reference range of 4.0x to 6.0x for FV/2024E Adj. EBITDA.
J.P. Morgan applied this range to U.S. Xpress’ estimated Adj. EBITDA for the calendar year ending December 31, 2024, based on the February Management Projections, as defined and summarized in the section of this proxy statement titled “The Merger — Management Projections”, and the analysis indicated the following range of implied per share equity values for Class A common stock, rounded to the nearest $0.05:
	Implied Per Share Equity Value (rounded to the nearest $0.05)
	Low	High
FV / 2024E Adj. EBITDA	$1.50	$6.65
The range of implied per share equity values was compared to (1) the closing price per share of the Class A common stock of $1.61 as of March 14, 2023, and (2) the merger consideration of $6.15 per share of Class A common stock.
Discounted Cash Flow Analysis
J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for the Class A common stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those future cash flows by calculating their “present value.” The “unlevered free cash flows,” for purposes of the discounted cash flow analysis, refers to a calculation of the future cash flows generated by an asset without including in such calculation any debt servicing costs. “Present value” refers to the current value of the future cash flows generated by the asset, and is obtained by discounting those cash flows back to the present using a discount rate that takes into account macro-economic assumptions and estimates of risk, the cost of capital and other appropriate factors. “Terminal value” refers to the present value of all future cash flows generated by the asset for periods beyond the projections period.
J.P. Morgan calculated the present value as of December 31, 2022 of the future standalone unlevered after-tax free cash flows for calendar year 2023 through calendar year 2029 (which we refer to as the “DCF Projection Period”) based upon the February Management Projections. J.P. Morgan also calculated a range of terminal values for U.S. Xpress at the end of the DCF Projection Period by applying a range of terminal growth rates, as provided by management of U.S. Xpress, ranging from 1.0% to 2.0% of the unlevered free cash flows of U.S. Xpress during the final year of the DCF Projection Period. J.P. Morgan then discounted the unlevered free cash flows and the range of terminal values to present value as of December 31, 2022 using a mid-year convention and a range of discount rates from 8.00% to 10.00% (the discount rate range was selected by J.P. Morgan based on J.P. Morgan’s analysis of the weighted average cost of capital for U.S. Xpress). Based on the foregoing, these analyses indicated a range of implied equity values per share of Class A common stock, rounded to the nearest $0.05, of $2.60 to $6.50. The range of implied equity values per share of U.S. Xpress stock were compared to (1) the closing price per share of the Class A common stock of $1.61 as of March 14, 2023, and (2) the merger consideration of $6.15 per share of Class A common stock.
Other Information
52-Week Historical Trading Range
For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed the trading range for the Class A common stock for the 52-week period ended March 14, 2023, which was $1.44 per share to $5.44 per share, and compared that range to (1) the closing price per share of the Class A common stock of $1.61 as of March 14, 2023, and (2) the merger consideration of $6.15 per share of Class A common stock.
Analyst Price Targets
For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed the publicly available equity research analyst price target range for Class A common stock as of March 14, 2023, and noted that such price target range was $2.15 per share to $3.00 per share, and compared that price target range to (1) the closing price per share of Class A common stock of $1.61 as of March 14, 2023, and (2) the merger consideration of $6.15 per share of Class A common stock.
Miscellaneous
The foregoing summary of the material financial analyses undertaken by J.P. Morgan does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of U.S. Xpress. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the Selected Companies reviewed as described in the above summary are identical to U.S. Xpress. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of U.S. Xpress. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to U.S. Xpress.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise U.S. Xpress with respect to the Merger and deliver an opinion to the Special Committee with respect to the Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with U.S. Xpress and the industries in which it operates.
For services rendered in connection with the Merger, U.S. Xpress has agreed to pay J.P. Morgan a transaction fee equal to 1.50% of the merger consideration (which is generally defined as the enterprise value of the transaction based on the merger consideration), of which $3.0 million became payable by U.S. Xpress to J.P. Morgan in connection with J.P. Morgan’s delivery of its opinion, and the balance of which becomes payable upon the closing of the Merger. The transaction fee payable to J.P. Morgan is estimated to be approximately $12.5 million. In addition, U.S. Xpress has agreed to reimburse J.P. Morgan for its reasonable and documented expenses incurred in connection with its services, including travel costs and the reasonable fees and expenses of outside counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, neither J.P. Morgan nor its affiliates have had any other material financial advisory or other material commercial or investment banking relationships with U.S. Xpress or Knight-Swift. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of U.S. Xpress and Knight-Swift. During the two year period preceding the delivery of its opinion ending on March 20, 2023, the aggregate fees recognized by J.P. Morgan from each of U.S. Xpress and Knight-Swift were less than $1 million. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of U.S. Xpress or Knight-Swift for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.
Management Projections
In connection with the consideration and evaluation of U.S. Xpress’ strategic alternatives (including continuing as an independent company and the Merger), U.S. Xpress’ management prepared and provided to the Special Committee in December 2022 certain preliminary projected financial information with respect to U.S. Xpress’ business for the fiscal years 2023 to 2027 (we refer to such information as the “December Management Projections”) and prepared and provided to the Special Committee in February 2023 updated projected financial information with respect to U.S. Xpress’ business for the fiscal years 2023 to 2027 (we refer to such information, as so revised, as the “February Management Projections” and, together with the December Management Projections, the “Management Projections”). The February Management Projections took into account, among other things, actual performance of, and changes in, the macroeconomic condition and the trucking markets. The Management Projections were also provided, at the direction of the Special Committee, to the Special Committee’s financial advisor, J.P. Morgan, however only the February Management Projections were approved by the Special Committee for the use of and reliance by, and were used and relied upon by, J.P. Morgan for purposes of performing J.P. Morgan’s financial analyses in connection with rendering its opinion as described in the section of this proxy statement titled “The Merger — Opinion of U.S. Xpress’ Financial Advisor.” At the direction of the Special Committee, certain extrapolations of the February Management Projections for 2028 through 2029 were also prepared by U.S. Xpress management, which U.S. Xpress management, at the direction of the Special Committee, provided to, and were approved for use by, J.P. Morgan for purposes of performing J.P. Morgan’s financial analyses in connection with rendering its opinion to the Special Committee.
The Management Projections were not prepared with a view to public disclosure and U.S. Xpress does not as a matter of course publicly disclose forecasts or internal projections as to future performance due to, among other things, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The Management Projections are only included in this proxy statement because this information was prepared by U.S. Xpress’ management and the February Management Projections were reviewed and approved by the Special Committee for the use of and reliance by J.P. Morgan for purposes of performing J.P. Morgan’s financial analyses in connection with rendering its opinion as described in the section of this proxy statement titled “The Merger — Opinion of U.S. Xpress’ Financial Advisor”, and approved by the Special Committee for the purpose of providing U.S. Xpress’ stockholders access to certain information that was made available to the Special Committee in connection with its evaluation of the Merger. These Management Projections are not being included in this document to influence U.S. Xpress’ stockholders’ decision whether to vote for or against the proposals, or to influence any other investment decisions.
The Management Projections were also not prepared with a view to comply with generally accepted accounting principles as applied in the United States (which we refer to as “GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. For example, certain metrics included in the Management Projections are non-GAAP financial measures, and the Management Projections do not include footnote disclosures as may be required by GAAP.
The Management Projections include forecasts provided to J.P. Morgan and the Special Committee in connection with a business combination transaction, and as such are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC. Therefore, such projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. In addition, reconciliations of non-GAAP financial measures were not included in the February Management Projections provided to or relied upon by J.P. Morgan for purposes of its financial analysis and opinion or provided to or relied upon by the Special Committee for purposes its evaluation. Accordingly, we have not provided a reconciliation of the financial measures included in the Management Projections to the relevant GAAP financial measures. The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures. These non-GAAP financial measures are not prepared in accordance with GAAP, are not reported by all of U.S. Xpress’ competitors and may not be directly comparable to similarly titled measures of U.S. Xpress’ competitors due to potential differences in the exact method of calculation.
U.S. Xpress also believes that a quantitative reconciliation of such forward-looking information to the most comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts. A reconciliation of forward-looking non-GAAP financial measures would require U.S. Xpress to quantify stock-based compensation expense, acquisition and integration expense, amortization expense associated with acquired intangibles, asset impairment charges, restructuring charges, gains or losses relating to sales of assets, tax-related items and the non-cash portion of the interest expense on U.S. Xpress’ existing debt. All of these items cannot be reliably quantified due to the combination of variability and volatility of such components and may, depending on the size of the components, have a significant impact on the reconciliation.
Furthermore, our independent registered public accounting firm has not examined, audited, reviewed, compiled or otherwise applied procedures to the Management Projections and, accordingly, assumes no responsibility for, and expresses no opinion on, the Management Projections. The Management Projections included in this proxy statement have been prepared by, and are the responsibility of, U.S. Xpress management.
Although presented in the tables below with numerical specificity, the Management Projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, market and financial conditions, changes to our business, financial condition or results of operations, and other matters. Many of these estimates and assumptions are difficult to predict, subject to significant economic and competitive uncertainties, are beyond our control, and may cause the Management Projections or the underlying assumptions to be inaccurate, including the factors described or referenced under the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Statements.” The Management Projections also reflect assumptions as to certain business decisions that are subject to change. There can be no assurance that the underlying assumptions would prove to be accurate or that the projected results would be realized, and actual results could differ materially from those reflected in the Management

Projections, whether or not the Merger is completed. Since the Management Projections cover multiple years, the information contained therein, and the estimates and assumptions on which such forecasts are based, by their nature become even less reliable with each successive year. The Management Projections also do not take into account any circumstances or events occurring after the date they were prepared; thus, resulting in further reasons why there can be no assurance that the Management Projections will be realized or that our actual results will not be significantly higher or lower than projected. Further, the Management Projections were prepared by U.S. Xpress’ management and represent their evaluation of expected future financial performance of U.S. Xpress on a stand-alone basis, without reference to the Merger. The Management Projections reflect numerous variables, expectations and assumptions as to certain business decisions that are subject to change and does not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement or the possible financial and other effects on U.S. Xpress of the Merger, and do not attempt to predict or suggest future results of the surviving corporation or give effect to the Merger, including the effect of negotiating or executing the Merger Agreement, the costs that may be incurred in connection with consummating the Merger, the potential synergies that may be achieved as a result of the Merger, the effect on U.S. Xpress of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger. Further, the Management Projections do not take into account the effect of any possible failure of the Merger to occur, and should not be viewed as relevant or continuing in that context. No assurances can be given that if the Management Projections and the underlying assumptions had been prepared as of the date of this proxy statement, similar assumptions would be used.
Because the Management Projections reflect estimates and judgments, they are susceptible to sensitivities and assumptions, as well as to multiple interpretations. The Management Projections are not, and should not be considered to be, a guarantee of future operating results. Further, the Management Projections are not fact and should not be relied upon as being necessarily indicative of U.S. Xpress’ future results or for purposes of making any investment decision.
Further, the Management Projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, market and financial conditions, foreign exchange rates, changes to our business, financial condition or results of operations, and other matters. In particular, the U.S. Xpress management team utilized the following estimates and hypothetical assumptions with respect to the development of the three cases included in the December Management Projections:
•
Case 1:

•
Reflects revenue growth for U.S. Xpress over the period from 2023 through 2027 at a compounded annual growth rate of 5.1%;

•
Assumes operating expenses resulting in improvement to U.S. Xpress’ operating ratio from 101.1% in 2023 to 95.1% in 2027;

•
Assumes capital expenditure, including investment in trucking fleet assets and sales of fleet equipment, resulting in net capital expenditure ranging from 3.2% to 4.5% of sales over the period from 2023 through 2027; and

•
Reflects extrapolations for 2028 and 2029 which assume revenue growth of 0.5% and 2.5%, operating ratios of 96.3% and 95.9% and net capital expenditure of $99mm and $99mm for 2028 and 2029, respectively.

•
Case 2:

•
Assumes revenue and operating income identical to Case 1;

•
Assumes net capital expenditure at higher levels than Case 1, ranging from 5.1% to 6.3% of revenue over the period from 2023 through 2027; and

•
Reflects extrapolations for 2028 and 2029 which assume revenue growth of 0.5% and 2.5%, operating ratios of 96.3% and 95.9% and net capital expenditure of $125mm and $125mm for 2028 and 2029, respectively.

•
Case 3:

•
Reflects steadier revenue growth for the 2023 to 2027 period, with annual growth ranging from 2.0% to 7.7% and overall compound annual growth rate of 4.9% from 2022 through 2027;

•
Assumes higher operating costs each year, with overall operating ratio trending from 101.1% in 2022 to 96.7% in 2027;

•
Assumes net capital expenditure identical to Case 1; and

•
Reflects extrapolations for 2028 and 2029 which assume revenue growth of 0.5% and 2.5%, operating ratios of 97.6% and 96.7% and net capital expenditure of $99mm and $99mm for 2028 and 2029, respectively.

Further, the U.S. Xpress management team utilized the following estimates and hypothetical assumptions with respect to the development of the February Management Projections:
•
Expected cost improvements and assumes freight market cycles will be downcycle in 2023, upcycle in 2024 through 2026, downcycle in 2027 through 2028 and back to through-the-cycle in 2029;

•
Reflects revenue growth at a compounded annual growth rate of 4.9%, leading to an overall increase to $2.4 billion in 2027;

•
Assumes net capital expenditures grow from $32 million in 2023 to $79 million in 2027, with a peak of $109 million in 2026;

•
Reflects D&A growth from $81 million in 2023 to $111 million in 2027; and

•
Income taxes assume the utilization of tax assets each year to offset cash taxes paid through 2027, with an effective tax rate of 28% thereafter.

For the foregoing reasons, as well as the bases and assumptions on which the Management Projections were compiled, the inclusion of specific portions of the Management Projections in this proxy statement should not be regarded as an indication that such forecasts will be an accurate prediction of future events, and they should not be relied on as such. U.S. Xpress, its respective affiliates, officers, directors, advisors and other representatives cannot provide any assurance that actual results will not differ from the Management Projections. We have not updated the Management Projections other than to the extent noted in this section and, except as may be required by applicable securities laws, we do not intend to update or otherwise revise the Management Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events.
The Management Projections are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For information on factors that may cause our future financial results to materially vary, see the section of this proxy statement titled “Cautionary Statement Concerning Forward-Looking Information.”
The following table summarizes the February Management Projections prepared by U.S. Xpress’ management to help develop a framework for evaluating the potential future value and financial outlook of U.S. Xpress:

February Management Projections
(dollars in millions)
	Calendar year ended December 31(5)
	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Revenue	$1,981	$2,116	$2,253	$2,369	$2,403	$2,415	$2,475
EBITDA(1)	$71	$142	$184	$220	$177	$162	$189
Less: D&A(2)	$(81)	$(99)	$(103)	$(107)	$(111)	$(115)	$(119)
Operating Income	$(9)	$42	$81	$114	$66	$47	$70
Less: Taxes	$0	$0	$0	$0	$0	$(13)	$(20)
EBIAT(3)	$(9)	$42	$81	$114	$66	$34	$50
Plus: D&A	$81	$99	$103	$107	$111	$115	$119
Less: Net Capital Expenditures	$(32)	$(87)	$(90)	$(109)	$(79)	$(99)	$(99)
Change in Net Working Capital	$15	$(12)	$(14)	$(4)	$(18)	$(2)	$(3)
Unlevered Free Cash Flow(4)	$54	$43	$80	$107	$79	$48	$68

(1)
EBITDA means net income before provision for income taxes, net interest expense, and depreciation and amortization, and excluding share-based compensation, gain (loss) on investment in equity securities, financing costs, currency exchange impacts and includes net income attributable to non-controlling interests in consolidated entities (including related depreciation and amortization and income taxes).

(2)
D&A means depreciation and amortization.

(3)
EBIAT means net earnings before provision for net interest expenses and after income taxes.

(4)
Unlevered Free Cash Flow means EBITDA minus stock-based compensation expense, taxes, capital expenditures and plus or minus changes in net working capital free cash flow.

(5)
Fiscal years 2023-2027 reflect U.S. Xpress management forecasts and fiscal years 2028-2029 reflect extrapolations thereof prepared by U.S. Xpress management and approved by U.S. Xpress management for use by J.P. Morgan in its financial analyses.

The following tables summarize the three cases included in the December Management Projections prepared by U.S. Xpress’ management to help develop a framework for evaluating the potential future value and financial outlook of U.S. Xpress:
December Management Projections — Case 1
(dollars in millions)
	Calendar year ended December 31(1)
	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Revenue	$2,015	$2,194	$2,331	$2,393	$2,424	$2,435	$2,496
EBITDA	$137	$207	$260	$248	$231	$207	$224
Less: D&A	$(98)	$(99)	$(103)	$(107)	$(111)	$(115)	$(119)
Operating Income	$37	$106	$155	$140	$118	$90	$103
Less: Taxes	$0	$0	$0	$0	$0	$(25)	$(29)
EBIAT	$37	$106	$155	$140	$118	$65	$74
Plus: D&A	$98	$99	$103	$107	$111	$115	$119
Less: Net Capital Expenditures	$(64)	$(87)	$(90)	$(109)	$(79)	$(99)	$(99)
Change in Net Working Capital	$0	$(16)	$(10)	$12	$(19)	$6	$(3)

	Calendar year ended December 31(1)
	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Unlevered Free Cash Flow	$71	$102	$157	$150	$131	$87	$92

(1)
Fiscal years 2023 – 2027 reflect U.S. Xpress management forecasts and fiscal years 2028 – 2029 reflect extrapolations thereof prepared by U.S. Xpress management and approved by U.S. Xpress management for use by J.P. Morgan in its preliminary financial analyses.

December Management Projections — Case 2
(dollars in millions)
	Calendar year ended December 31(1)
	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Revenue	$2,015	$2,194	$2,331	$2,393	$2,424	$2,435	$2,496
EBITDA	$137	$207	$260	$248	$231	$207	$224
Less: D&A	$(98)	$(99)	$(103)	$(107)	$(111)	$(115)	$(119)
Operating Income	$37	$106	$155	$140	$118	$90	$103
Less: Taxes	$0	$0	$0	$0	$0	$(25)	$(29)
EBIAT	$37	$106	$155	$140	$118	$65	$74
Plus: D&A	$98	$99	$103	$107	$111	$115	$119
Less: Net Capital Expenditures	$(127)	$(127)	$(125)	$(126)	$(124)	$(125)	$(125)
Change in Net Working Capital	$0	$(16)	$(10)	$12	$(19)	$6	$(3)
Unlevered Free Cash Flow	$8	$62	$122	$133	$86	$60	$65

(1)
Fiscal years 2023 – 2027 reflect U.S. Xpress management forecasts and fiscal years 2028 – 2029 reflect extrapolations thereof prepared by U.S. Xpress management and approved by U.S. Xpress management for use by J.P. Morgan in its preliminary financial analyses.

December Management Projections — Case 3
(dollars in millions)
	Calendar year ended December 31(1)
	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Revenue	$2,015	$2,170	$2,306	$2,352	$2,403	$2,415	$2,475
EBITDA	$120	$165	$217	$202	$192	$174	$201
Less: D&A	$(98)	$(99)	$(103)	$(107)	$(111)	$(115)	$(119)
Operating Income	$21	$64	$112	$93	$79	$58	$81
Less: Taxes	$0	$0	$0	$0	$0	$(16)	$(23)
EBIAT	$21	$64	$112	$93	$79	$42	$58
Plus: D&A	$98	$99	$103	$107	$111	$115	$119
Less: Net Capital Expenditures	$(64)	$(87)	$(90)	$(109)	$(79)	$(99)	$(99)
Change in Net Working Capital	$0	$(16)	$(10)	$12	$(19)	$7	$(3)
Unlevered Free Cash Flow	$54	$60	$114	$103	$92	$64	$75

(1)
Fiscal years 2023-2027 reflect U.S. Xpress management forecasts and fiscal years 2028-2029 reflect extrapolations thereof prepared by U.S. Xpress management and approved by U.S. Xpress management for use by J.P. Morgan in its preliminary financial analyses.

Financing of the Merger
We anticipate that the total amount of funds necessary for Knight-Swift to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the closing of the Merger by Knight-Swift and Merger Subsidiary under the Merger Agreement, will be approximately $[•] million. This amount includes the funds needed to pay the Payment Amounts.
The Merger Agreement does not contain a financing condition. Knight-Swift expects to pay the Payment Amounts with cash on hand and with immediately available funds and borrowings under the 2021 Revolver. As of December 31, 2022, Knight-Swift had approximately $1.3 billion of unrestricted cash and available liquidity, including approximately $1.0 billion of undrawn commitments under the 2021 Revolver.
Closing and Effective Time of the Merger
The closing of the Merger will occur on (i) the date that is no later than the third business day after the satisfaction or waiver (to the extent permitted under the Merger Agreement) of all of the conditions to closing of the Merger, other than conditions that by their terms are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of each of such conditions; or (ii) or at such other time or on such other date as U.S. Xpress and Knight-Swift may mutually agree in writing.
On the closing date, U.S. Xpress, Knight-Swift and Merger Subsidiary will cause articles of merger relating to the Merger to be executed and filed with the Secretary of State of the State of Nevada as provided in Section 92A.240 of the NRS. The Merger will become effective at such time of the filing of the articles of merger, or at such later time that U.S. Xpress, Knight-Swift and Merger Subsidiary may agree and designate in the articles of merger in accordance with Nevada law.
Payment of Merger Consideration and Surrender of Stock Certificates
Promptly after the effective time of the Merger (but in no event later than three business days thereafter), each holder of record of a certificate that represented outstanding shares of U.S. Xpress stock immediately prior to the effective time of the Merger will be sent a letter of transmittal and instructions describing how such record holder may surrender his, her or its certificate(s) in exchange for the merger consideration. If the Merger is completed and your shares of U.S. Xpress stock are held in book-entry form or in “street name” by a broker, bank or other nominee, you will not receive a letter of transmittal. Instead, the payment agent will pay you the appropriate portion of the aggregate per share price (subject to any applicable withholding taxes) upon receipt of a customary “agent’s message” and any other items specified by the payment agent.
Interests of Certain Persons in the Merger
In considering the Special Committee’s recommendation that you vote to approve the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our stockholders generally. The Special Committee is aware of the different or additional interests set forth in this proxy statement and considered such interests along with other matters in approving the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. The transactions contemplated by the Merger Agreement will be a “change in control” for purposes of our executive compensation and benefit plans and agreements described below.
For purposes of this proxy statement, our “non-employee directors” include Jon Beizer, Edward “Ned” Braman, Jennifer Buckner, Michael Ducker, Dennis Nash and John Rickel, and our “executive officers” include Max L. Fuller, William E. Fuller, Joel Gard, Jason Grear, Justin Harness, Nathan Harwell, Bryan Johnson, Jacob Lawson, Eric Peterson and Amanda Thompson.
U.S. Xpress Equity Award Agreements
All equity awards granted to our executive officers after U.S. Xpress’ initial public offering include “double trigger” vesting acceleration provisions, which provide for accelerated vesting of the equity awards when the recipient is terminated by U.S. Xpress without “cause” (as defined below) or the executive terminates his or her employment for “good reason,” (as defined below) in each case, within 365 days following a change in control (which includes the Merger).

All equity awards granted to our named executive officers prior to U.S. Xpress’ initial public offering and all equity awards held by our non-employee directors include “single trigger” vesting acceleration provisions, which provide for accelerated vesting of the equity awards upon a change in control (which includes the Merger). Under the terms of the equity awards granted to our named executive officers prior to U.S. Xpress’ initial public offering, each named executive officer is entitled to a tax gross-up upon the vesting of the equity award, which includes “single trigger” accelerated vesting of these equity awards upon a change in control (which includes the Merger), except as otherwise described below.
Under the equity award agreements granted to our executive officers after U.S. Xpress’ initial public offering, “cause” generally means (i) the executive officer’s falsification of the accounts, embezzlement of funds or other assets, or other similar fraud or dishonesty with respect to U.S. Xpress or any subsidiary or its affiliates that causes or could reasonably be expected to cause actual harm to U.S. Xpress or any subsidiary or its affiliates; (ii) any material breach of the executive officer’s employment agreement that, if curable, is not cured by the executive officer within 10 days of receipt of written notice of such breach; (iii) the executive officer’s conviction of or plea of guilty or nolo contendere to a crime involving moral turpitude (defined as a crime involving obscenity, crimes of a sexual nature or crimes punishable by death or more than one year of imprisonment (it being understood, for instance, that violation of a motor vehicle code does not constitute such crime)) or crimes of dishonesty; (iv) the executive officer’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony or a crime that has or may materially impair the executive officer’s ability to carry out duties under the executive officer’s employment agreement or on the reputation or business activities of U.S. Xpress or any subsidiary or its affiliates; (v) actions or failures to act constituting gross negligence by the executive officer in the performance of the executive officer’s duties under the executive officer’s employment agreement that is not cured by the executive officer within 30 days of receipt of written request by the Board; (vi) the executive officer’s breach of a fiduciary duty owed to U.S. Xpress or any subsidiary, its stockholders or any of its affiliates involving the duty of care, duty of loyalty, corporate opportunity or similar doctrines as determined in good faith by the Board; and (vii) any disparagement of U.S. Xpress or any subsidiary, its affiliates or their offices or directors.
“Good reason” under the equity award agreements granted to our executive officers after U.S. Xpress’ initial public offering generally means (i) a material reduction in base salary, other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportion; (ii) a material reduction in bonus opportunity, other than a general reduction that affects all similarly situated executives in substantially the same proportion; (iii) a relocation of the executive officer’s principal place of employment to another state or by more than 50 miles; (iv) any material breach by U.S. Xpress of any material provision of the executive officer’s employment agreement; (v) U.S. Xpress’ failure to obtain an agreement from any successor to assume and agree to perform the executive employment agreement in the same manner and to the same extent that U.S. Xpress would be required to perform if no succession had taken place, except where such assumption occurs by operation of law; (vi) a material, adverse change in title, authority, duties or responsibilities (other than temporarily while physically or mentally incapacitated or as required by applicable law); or (vii) a material adverse change in the reporting structure applicable to the executive officer.
Under the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign without good reason from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger and, in connection therewith, they will forfeit all of their then-unvested equity awards. For more information on the equity awards held by our non-employee directors and executive officers, see the sections of this proxy statement titled “The Merger — Interests of Certain Persons in the Merger — Treatment of U.S. Xpress Equity Awards” and “The Merger — Quantification of Potential Payments and Benefits to Our Named Executive Officers.”
As described in the section of this proxy statement titled “The Merger — Interests of Certain Persons in the Merger — Severance Arrangements with Certain Executive Officers,” Joel Gard, Jacob Lawson and Bryan Johnson terminated employment with U.S. Xpress on May 9, 2022, September 9, 2022 and April 14, 2023, respectively. None of Joel Gard, Jacob Lawson or Bryan Johnson held any outstanding equity awards on or after their respective termination dates.
Treatment of U.S. Xpress Equity Awards
As further described in the section of this proxy statement titled “The Merger Agreement — Treatment of U.S. Xpress Equity Awards and the ESPP,” outstanding Company equity award held by U.S. Xpress directors and executive officers will be subject to the following treatment at the effective time of the Merger:

•
Vested Company RSUs. Each Vested Company RSU will, automatically and without any required action on the part of the holder, be cancelled and converted into the right to receive an amount in cash (without interest), equal to (i) the total number of shares of U.S. Xpress stock subject to the Vested Company RSU immediately prior to the effective time of the Merger multiplied by (ii) the per share price, less applicable taxes required to be withheld with respect to such payment.

•
Unvested Company RSUs. Each Company RSU (or portion thereof) that is not a Vested Company RSU will, automatically and without any action required on the part of the holder, be assumed by Knight-Swift and converted into an award of RSUs in respect of that number of shares of Knight-Swift common stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of U.S. Xpress stock subject to the unvested portion of the corresponding award of Company RSUs at effective time of the Merger and (ii) the Exchange Ratio. Each converted award will be subject to the same terms and conditions, including with respect to vesting, acceleration and forfeiture, as applied to the corresponding Company RSU immediately prior to the effective time of the Merger, except as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement, or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.

•
Unvested Company Restricted Shares. Each Company Restricted Share (or portion thereof) that is unvested immediately prior to the effective time of the Merger and that will not vest as a result of the consummation of transactions contemplated by the Merger Agreement will, automatically and without any action required on the part of the holder, be assumed by Knight-Swift and converted into an award of restricted shares denominated in shares of Knight-Swift common stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of U.S. Xpress stock subject to the unvested portion of the corresponding award of Company Restricted Shares at effective time of the Merger and (ii) the Exchange Ratio. Each converted award will be subject to the same terms and conditions, including with respect to vesting, acceleration and forfeiture, as applied to the corresponding Company Restricted Share immediately prior to the effective time of the Merger, except as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement, or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.

•
Vested Company PSUs. Each Vested Company PSU will, automatically and without any required action on the part of the holder, be cancelled and converted into the right to receive an amount in cash (without interest), equal to (i) the total number of shares of U.S. Xpress stock subject to the Vested Company PSU immediately prior to the effective time of the Merger multiplied by (ii) the per share price, less applicable taxes required to be withheld with respect to such payment.

•
Unvested Company PSUs. Each Company PSU (or portion thereof) that is not a Vested Company PSU will, automatically and without any action required on the part of the holder, be assumed by Knight-Swift and converted into an award of RSUs in respect of that number of shares of Knight-Swift common stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of U.S. Xpress stock subject to the unvested portion of the corresponding award of Company PSUs at effective time of the Merger and (ii) the Exchange Ratio. The number of shares of U.S. Xpress stock subject to the Company PSU will be based on deemed achievement of the performance goals at target level. Each converted award will be subject to the same terms and conditions, including with respect to vesting, acceleration and forfeiture, as applied to the corresponding Company PSU immediately prior to the effective time of the Merger, except as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including the performance-based vesting conditions), or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.

•
Company Options. Each Company Option will be cancelled for no consideration or payment at the effective time of the Merger.

Under the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger and, in connection therewith, they will forfeit all of their then-unvested equity awards.
In addition, U.S. Xpress’ non-employee directors receive an annual award of Company RSUs. All six non-employee directors have outstanding Company RSUs that cliff vest on June 15, 2023 prior to the effective date of the Merger if the Merger was completed on [August 15, 2023], which is the assumed date of the closing of the Merger solely for the purposes of disclosure in this proxy statement. John Rickel has an additional grant of outstanding Company RSUs that will “single trigger” vest on a change in control (which includes in the Merger) under the terms of the equity award agreement.
The following table sets forth the number of outstanding U.S. Xpress equity awards held by our executive officers and non-employee directors and the estimated value of such awards. These amounts assume that the U.S. Xpress equity awards held by each person on April 14, 2023 will be the same equity awards that he or she holds on the assumed date of the closing of the Merger of [August 15, 2023], but do not include the portion of such equity awards that is expected to vest in accordance with the terms of such awards prior to [August 15], 2023. The estimated values of the equity awards are calculated using the price per share of $6.15. As a result of the foregoing assumptions, which may or may not be accurate on the relevant date, the actual value, if any, to be realized by U.S. Xpress’ executive officers and non-employee directors in connection with their outstanding equity awards may differ materially from the amounts set forth above.
Name	Company Restricted Shares (#)	Company RSUs (#)	Company PSUs (#)	Company Options (#)	Estimated Value ($)(1)
Executive Officers
William E. Fuller	—	—	—	—	—
Eric Peterson	143,479	33,359	76,681	63,727	1,559,142
Max L. Fuller	—	—	—	—	—
Joel Gard	—	—	—	—	—
Jason Grear	47,144	—	25,346	—	445,814
Justin Harness	115,405	—	54,713	—	1,046,226
Nathan Harwell	92,098	—	43,353	—	883,024
Bryan Johnson	—	—	—	—	—
Jacob Lawson	—	—	—	—	—
Amanda Thompson	85,366	—	39,322	—	766,831
Non-Employee Directors(2)
Jon Beizer	—	—	—	—	—
Edward “Ned” Braman	—	—	—	—	—
Jennifer Buckner	—	—	—	—	—
Michael Ducker	—	—	—	—	—
Dennis Nash	—	—	—	—	—
John Rickel	—	5,263	—	—	32,367

(1)
This estimated value was calculated by multiplying the price per share of $6.15 by the number of shares of U.S. Xpress stock underlying each award (in the case of Company PSUs, with such performance conditions deemed satisfied at 100% target levels). All Company Options have an exercise price per share that is greater than the price per share and will be cancelled for no consideration or payment at the effective time of the Merger. As a result, none of the amounts in this column include any value attributable to outstanding Company Options. Under the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign without good reason from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger and, in connection therewith, they will forfeit all of their then-unvested equity awards. Accordingly, their outstanding equity awards have not been included in this table. Joel Gard and Jacob Lawson terminated employment with U.S. Xpress in 2022 and did not have any outstanding equity awards on or after their respective termination dates. Bryan Johnson terminated employment with U.S. Xpress on April 14, 2023, and did not have any outstanding equity awards on or after his termination date.
(2)
All six non-employee directors have outstanding Company RSUs that cliff vest on June 15, 2023. John Rickel has an additional grant of outstanding Company RSUs that will cliff vest on December 15, 2023. Under the terms of John Rickel’s equity award agreement, these outstanding Company RSUs would “single trigger” vest at the effective time of the Merger.

Holdings Units
As contemplated by the LLC Agreement, Max L. Fuller and William E. Fuller may be entitled to receive additional proceeds following the closing of the Merger in respect of their Holdings Units, depending on the extent to which Knight-Swift exercises its call option or the Rollover Stockholders exercise their put option, in each case, with respect to the Holdings A Units and the operating income and net income generated by the U.S. Xpress Unit after the closing of the Merger. Additionally, in certain circumstances, Knight-Swift is required to repurchase the Rollover Stockholders’ Holdings A Units and/or Holdings B Units. For more information on the payment terms of the Holdings Units, see the section of this proxy statement titled “The Merger — Rollover Agreement and LLC Agreement.” Although the amounts to which the Rollover Stockholders may be entitled cannot be determined at this time, the following potential scenarios and amounts are provided for illustrative purposes only and are qualified in all respects by the description of the LLC Agreement in the section of this proxy statement titled “The Merger Agreement — Rollover Agreement and LLC Agreement — LLC Agreement”:
•
If the Rollover Stockholders are eligible to receive the maximum amount payable in respect of their Holdings Units under the LLC Agreement, then the total aggregate value paid to the Rollover Stockholders (in connection with the Merger and their Holdings Units) would result in a value of approximately $20.02 per share of U.S. Xpress stock; and

•
If Knight-Swift exercises its call option with respect to the Holdings A Units on or prior to the fifteen-month anniversary of the closing of the Merger and the Holdings B Operating Income Trigger (as defined in the section of this proxy statement titled “The Merger — Rollover Agreement and LLC Agreement”) has not been achieved as of or prior to the five-year anniversary of the closing of the Merger (in which case the Holdings B Units will be cancelled for no consideration), then the total aggregate value paid to the Rollover Stockholders (in connection with the Merger and their Holdings Units) would result in a value of approximately $12.51 per share of U.S. Xpress stock.

Max L. Fuller and William E. Fuller, through their ownership of Holdings Units, will also bear the risks of ongoing operations of the U.S. Xpress Unit after the Merger, including risks relating to any possible decreases in the earnings, growth or value of the U.S. Xpress Unit, that the potential scenarios described above may not ever be fully realized, and that Max L. Fuller and William E. Fuller may realize less value for their Rollover Shares than if such shares were converted in the Merger into the right to receive the per share price.
For the four-quarter period ended December 31, 2022, U.S. Xpress had an operating loss of $22,150,000 and a net loss of $40,457,000. These amounts exclude a $4,700,000 pre-tax expense incurred by U.S. Xpress in connection with a settlement of a class action lawsuit.
U.S. Xpress Employment Agreements with Executive Officers
Each of U.S. Xpress’ named executive officers and four of U.S. Xpress’ executive officers who are not named executive officers are party to an employment agreement with U.S. Xpress, pursuant to which the executive officer is entitled to separation benefits under certain circumstances summarized below. Under the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign without good reason from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger and, in connection therewith, they will not be entitled to any separation benefits under their employment agreements. Accordingly, the separation benefits included in their employment agreements are not summarized below.
As described in the section of this proxy statement titled “The Merger — Interests of Certain Persons in the Merger — Severance Arrangements with Certain Executive Officers,” Joel Gard, Jacob Lawson and Bryan

Johnson terminated employment with U.S. Xpress on May 9, 2022, September 9, 2022 and April 14, 2023, respectively, and are currently receiving separation benefits. Accordingly, each of their respective separation benefits included in their employment agreements are not summarized below.
The executive employment agreements contain certain restrictive covenants, including non-competition and non-solicitation provisions and provisions prohibiting the disclosure of our confidential information. None of the executive officers is entitled to a tax gross up in connection with Section 280G of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”).
Employment Agreement with Eric Peterson
Under his employment agreement, Eric Peterson is entitled to separation benefits in the event that he is terminated by U.S. Xpress without “cause” (as defined below), he terminates for “good reason” (as defined below), or U.S. Xpress does not renew the term of his employment (which we refer to as a “qualifying termination”), and he is entitled to enhanced severance if the qualifying termination occurs within 24 months following a change in control (which includes the Merger). Eric Peterson’s executive employment agreements contains a best after-tax provision, which will reduce any payments that would constitute “parachute payments” within the meaning of Code Section 280G so that the payments would avoid the 20% excise tax, but only if such reduction would leave the executive in a better after-tax position (considering the effect of the excise tax and other applicable taxes). For more information on the potential separation benefits and an estimate of the amounts that would be payable to Eric Peterson upon a qualifying termination under his employment agreement, see the section of this proxy statement titled “The Merger — Quantification of Potential Payments and Benefits to Our Named Executive Officers.”
Under Eric Peterson’s executive employment agreement, “good reason” generally means the occurrence of any of the following events during the employment term without Eric Peterson’s prior written consent: (i) a material reduction in base salary, other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportion; (ii) a material reduction in bonus opportunity, other than a general reduction of up to 10 percent that affects all similarly situated executives in substantially the same proportions; (iii) a relocation of Eric Peterson’s principal place of employment to another state or by more than 50 miles; (iv) any material breach by U.S. Xpress of any material provision of the executive employment agreement; (v) U.S. Xpress’ failure to obtain an agreement from any successor to assume and agree to perform the executive employment agreement in the same manner and to the same extent that U.S. Xpress would be required to perform if no succession had taken place, except where such assumption occurs by operation of law; (vi) a material, adverse change in title, authority, duties or responsibilities (other than temporarily while physically or mentally incapacitated or as required by applicable law); or (vii) a material adverse change in the reporting structure applicable to Eric Peterson.
“Cause” generally means the occurrence of (i) willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, injurious to U.S. Xpress or its affiliates; (ii) embezzlement, misappropriation, or fraud, whether or not related to the executive officer’s employment with U.S. Xpress; (iii) conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, if such felony or other crime is work-related, materially impairs the executive officer’s ability to perform services for U.S. Xpress or results in material reputational or financial harm to U.S. Xpress or its affiliates; or (iv) willful unauthorized disclosure of confidential information.
Employment Agreements with Jason Grear, Justin Harness, Nathan Harwell and Amanda Thompson
Under our executive employment agreements with Jason Grear, Justin Harness, Nathan Harwell and Amanda Thompson, each executive officer is entitled to the following:
•
Jason Grear and Justin Harness are each entitled to a severance benefit equal to 12 months of base salary, payable by U.S. Xpress in installments in accordance with regularly scheduled payroll, in the event that they are terminated by U.S. Xpress without “cause” (as defined below), including after the Merger;

•
Nathan Harwell is entitled a severance benefit equal to 12 months of base salary, payable by U.S. Xpress in installments in accordance with regularly scheduled payroll, in the event he is terminated by

U.S. Xpress without “cause” (as defined below) or he resigns for “good reason” (as defined below), including after the Merger; and
•
Amanda Thompson is entitled to severance benefits consisting of the following in the event she is terminated by U.S. Xpress without “cause” (as defined below) or she resigns for “good reason” (as defined below), including after the Merger: (i) 12 months of base salary and (ii) reimbursement of health continuation coverage premium costs under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for 12 months, in each case, payable by U.S. Xpress in monthly installments.

The estimated aggregate value of the severance benefits described above that would be payable to U.S. Xpress’ four executive officers who are not named executive officers under their executive employment agreements is $1,341,456, assuming that (i) each executive officer experienced a termination without “cause” or resigned for “good reason” (as applicable) in either case, at the effective time of the Merger on [August 15], 2023, which is the assumed date of the closing of the Merger for the purposes of disclosure in this proxy statement, and (ii) their base salaries will not change from those in effect as of [March 20], 2023.
Under the executive employment agreement for Jason Grear, “cause” generally means (i) falsification of the accounts, embezzlement of funds or other assets of U.S. Xpress, or other similar fraud or dishonesty with respect to U.S. Xpress or any of its affiliates that causes or could reasonably be expected to cause actual harm to U.S. Xpress or any of its affiliates; (ii) any material breach of his employment agreement that, if capable of cure, is not cured by him within 10 days of receipt of written notice of such breach; (iii) conviction of or plea of guilty or nolo contendere to a crime involving moral turpitude (defined as a crime involving obscenity, crimes of a sexual nature or crimes punishable by death or more than one year of imprisonment (it being understood, for instance, that violation of a motor vehicle code does not constitute such crime)) or crimes of dishonesty; (iv) conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony or a crime that has or may materially impair his ability to carry out duties under his employment agreement or on the reputation or business activities of U.S. Xpress or any of its affiliates; (v) actions or failures to act constituting negligence by him in the performance of his duties under his employment agreement that is not cured by him within 30 days after written request by the Board to do so; (vi) breach of a fiduciary duty owed to U.S. Xpress, its stockholders or any of its affiliates involving duty of care, duty of loyalty, corporate opportunity or similar doctrines as determined in good faith by the Board; and (vii) any disparagement of U.S. Xpress or any of its affiliates or their officers or directors.
Under the executive employment agreements for each of Justin Harness, Nathan Harwell and Amanda Thompson, “cause” generally means the occurrence of (i) willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, injurious to U.S. Xpress or its affiliates; (ii) falsification of the accounts, embezzlement of funds or other assets, or other similar fraud or dishonesty, whether or not related to the executive officer’s employment with U.S. Xpress; (iii) any material breach of the executive employment agreement (it being understood that any violation of the non-competition, non-solicitation and confidentiality covenants of the executive employment agreement is deemed a material breach), which, if capable of being cured, is not cured by the executive officer within 10 or 30 days, as applicable, of receipt of written notice of such breach; (iv) conviction of or plea of guilty or nolo contendere to a crime involving moral turpitude (defined as a crime involving obscenity, crimes of a sexual nature or crimes punishable by death or more than one year of imprisonment (it being understood that, for instance, violation of a motor vehicle code does not constitute such crime)) or crimes of dishonesty; (v) conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony or a crime that which has or may materially impair the executive officer’s ability to perform services for U.S. Xpress or results in material reputational or financial harm to U.S. Xpress or its affiliates; (vi) actions or failures to act constituting gross negligence by the executive officer in the performance of the executive officer’s duties that is not cured by the executive officer within 30 days of receipt of written request by the Chief Executive Officer of U.S. Xpress or other member of executive management; (vii) breach of a fiduciary duty owed to U.S. Xpress, its shareholder or any of its affiliates involving the duty of care, duty of loyalty, corporate opportunity or similar doctrines as determined in good faith by the Chief Executive Officer of U.S. Xpress or, in certain cases, at least two other members of the executive management team; (viii) willful unauthorized disclosure of confidential information; and (ix) gross documented disparagement of U.S. Xpress, its affiliates or their officers or directors.
Under Nathan Harwell’s executive employment agreement, “good reason” generally means the termination of employment on the occurrence upon the occurrence of any of the following events to the extent that there is, or would be if not corrected, a material negative change in the employment relationship with U.S. Xpress: (i) a material breach by U.S. Xpress of the terms and conditions of the executive employment agreement affecting salary and bonus compensation, any employee benefit, equity awards or the loss of any of Nathan Harwell’s titles or positions with U.S. Xpress; (ii) a significant diminution of duties and responsibilities; (iii) a purported termination of Nathan Harwell’s employment by U.S. Xpress, other than as permitted by the executive employment agreement; (iv) a relocation of Nathan Harwell’s own office to any place more than 25 miles from the current principal office of U.S. Xpress; and (v) the failure of any successor to U.S. Xpress to expressly assume the executive employment agreement and discharge U.S. Xpress’ obligations thereunder in form and substance satisfactory to Nathan Harwell.
Under Amanda Thompson’s executive employment agreement, “good reason” generally means the occurrence of any of the following events during the employment term without her prior written consent: (i) a material reduction in annual bonus opportunity, other than a general reduction that affects all similarly situated executives in substantially the same proportions; (ii) a relocation of Amanda Thompson’s principal place of employment to another state or by more than 50 miles; (iii) any material breach by U.S. Xpress of any terms of the executive employment agreement; (iv) a change of control (which includes the Merger); (v) a material, adverse change in title, authority, duties, responsibilities or reporting structure applicable to Amanda Thompson; or (vi) if U.S. Xpress does not extend the term of the executive employment agreement.
Severance Arrangements with Certain Executive Officers
Joel Gard terminated employment with U.S. Xpress effective May 9, 2022. Pursuant to Joel Gard’s severance agreement entered into in connection therewith, he is entitled to receive (i) a cash payment equal to $15,961.32; (ii) 12 months of continued base salary; and (iii) reimbursement of health continuation coverage premium costs under COBRA for up to 12 months. Joel Gard’s last severance and COBRA premium reimbursement payment will be made on June 9, 2023, prior to the closing of the Merger, and he will not be entitled to receive any amounts or benefits from U.S. Xpress after such date.
Jacob Lawson terminated employment with U.S. Xpress effective September 9, 2022. Pursuant to Jacob Lawson’s severance agreement entered into in connection therewith, he is entitled to receive (i) 12 months of continued base salary; and (ii) reimbursement of health continuation coverage premium costs under COBRA for up to 12 months. Jacob Lawson’s last severance and COBRA premium reimbursement payment will be made on September 1, 2023 and he will not be entitled to receive any amounts or benefits from U.S. Xpress after such date. None of Jacob Lawson’s remaining separation payments and benefits will accelerate in connection with the closing of Merger.
Bryan Johnson terminated employment with U.S. Xpress effective April 14, 2023. Pursuant to Bryan Johnson’s employment agreement, he is entitled to receive a severance benefit equal to 12 months of base salary in connection with his termination, payable by U.S. Xpress in installments in accordance with regularly scheduled payroll. Bryan Johnson's last severance payment is anticipated to be made in April 2024, and he will not be entitled to receive any amounts or benefits from U.S. Xpress after such date. None of Bryan Johnson’s remaining separation payments will accelerate in connection with the closing of Merger.
The separation payments and benefits to each of Joel Gard, Jacob Lawson and Bryan Johnson are conditioned on the execution by each of a release of claims in favor of U.S. Xpress and continued compliance with certain restrictive covenants, including non-disparagement (in the case of Joel Gard and Jacob Lawson only), non-competition and non-solicitation provisions and provisions prohibiting the disclosure of our confidential information.
Tax Planning Strategies
Under the Merger Agreement, U.S. Xpress, with Knight-Swift’s consent, may implement tax planning strategies for the purpose of mitigating the impact of Sections 280G and 4999 of the Code and thereby preserve certain compensation-related tax deductions that might otherwise be disallowed. Any such tax planning strategies will not result in any additional cost, liability or obligation for U.S. Xpress, Knight-Swift or the surviving corporation. As of the date of this proxy statement, no such tax planning strategies have yet been finalized or implemented.

Nonqualified Plan
Under the Nonqualified Plan, executive officers that participate may defer a percentage of their base salary and annual bonus to the plan and U.S. Xpress may make employer contributions to participant account balances. An executive officer participating in the Nonqualified Plan may generally elect to have their account balances distributed in a single lump sum or in installment distribution over up to 10 years on the occurrence of certain events, including a separation from service and change in control (which includes the Merger). Under the terms of their prior deferral elections under the Nonqualified Plan, certain executive officers will receive a lump sum distribution of their account balance at the effective time of the Merger — namely, William E. Fuller, Eric Peterson and Amanda Thompson will each be entitled to receive a lump sum distribution of their account balances at the effective time of the Merger. Jason Grear will be entitled to receive a lump sum distribution of his account balance if he has a separation from service from U.S. Xpress in connection with the Merger. All executive officers are fully vested in their account balances under the Nonqualified Plan, and therefore, the closing of the Merger does not provide for any accelerated vesting or benefit enhancements under the Nonqualified Plan.
The ESPP
While our non-employee directors are not eligible to participate in the ESPP, certain of our executive officers participate in the ESPP. In accordance with the terms of the Merger Agreement, U.S. Xpress will take all actions that are reasonably necessary to, among other things, cause all amounts then credited to ESPP participants’ accounts, including the accounts of executive officers participating in the ESPP, to be returned to the participants (without interest thereon) as soon as administratively practicable following the date of the Merger Agreement.
Indemnification and Insurance
As further described in the section of this proxy statement titled “The Merger Agreement — Directors’ and Officers’ Indemnification and Insurance,” the Merger Agreement provides that from and after the effective time of the Merger, Knight-Swift will cause the surviving corporation to honor and fulfill all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the Merger and rights to advancement of expenses in favor of any Indemnified Person (as defined below and which includes directors and officers) as provided in U.S. Xpress’ articles of incorporation, bylaws and other similar organizational documents and certain indemnification agreements or indemnification provisions of any contract between U.S. Xpress and any Indemnified Person in effect as of the effective time of the Merger. The Merger Agreement also provides that Knight-Swift will, or Knight-Swift will and will cause the surviving corporation to maintain in effect the directors’ and officers’ liability coverage of U.S. Xpress’ existing directors’ and officers’ insurance policies as of the effective time of the Merger (including claims with respect to the adoption of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement). Prior to the effective time of the Merger, and in lieu of maintaining such insurance pursuant to the foregoing sentence, U.S. Xpress may (and at Knight-Swift’s request, will) purchase a prepaid “tail” policy with respect to the directors’ and officers’ liability insurance. The surviving corporation will (and Knight-Swift will cause the surviving corporation to) maintain the tail policy in full force and effect and continue to honor its obligations thereunder for so long as the tail policy is in full force and effect.
As contemplated by LLC Agreement, and subject to the terms and conditions set forth therein, Max L. Fuller and William E. Fuller will be entitled to indemnification from Holdings after the closing of the Merger for claims arising from the operation of U.S. Xpress Unit from and after the closing of the Merger or any transaction, including the Merger and the contribution of shares of U.S. Xpress stock to Holdings, entered into or closed by Holdings or any of its subsidiaries, including U.S. Xpress, on or after the closing of the Merger, in each case unless those events involved intentional misconduct, fraud or knowing violation of law.
Special Committee Compensation
Each member of the Special Committee received a one-time payment of $25,000 for service on the Special Committee, and the chair of the Special Committee received a one-time payment of $40,000 for service on the Special Committee. Such payments are in addition to the regular compensation received as a member of the

Board. U.S. Xpress is advancing and/or reimbursing each member of the Special Committee for all reasonable, out-of-pocket expenses incurred in connection with the services provided as a member of the Special Committee.
Quantification of Potential Payments and Benefits to Our Named Executive Officers
The following information, table and the related footnotes present information about the compensation payable to U.S. Xpress’ named executive officers in connection with the Merger.
Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Item 402(t)”), the table below sets forth the amount of payments and benefits that each of our named executive officers would or may receive in connection with the Merger.
Under the terms of the Rollover Agreement, Max L. Fuller and William E. Fuller have agreed to resign without good reason from all of their positions with U.S. Xpress and its subsidiaries immediately before the closing of the Merger. In connection with their resignations, they will not be entitled to any separation benefits, and each will forfeit all of his then-unvested equity awards. Accordingly, neither named executive officer would be entitled to receive amounts required to be disclosed pursuant to Item 402(t) in connection with the Merger, and the amounts reported in the table below reflect this.
For Eric Peterson, the amounts reported below are based on various assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in the footnotes to the table and the below:
•
The effective time of the Merger is [August 15], 2023, which is the assumed date of the closing solely for the purposes of disclosure in this proxy statement;

•
He experiences a qualifying termination immediately following the assumed effective time of the Merger;

•
The U.S. Xpress equity awards he held on April 14, 2023 are the same equity awards that he will hold at the assumed effective time of the Merger;

•
His base salary will not change from that in effect as of [March 20, 2023]; and

•
A price per share of U.S. Xpress stock equal to $6.15.

The calculations in the table do not include amounts that U.S. Xpress’ named executive officers were already entitled to receive or vested in as of the date of this proxy statement. In addition, these amounts do not attempt to forecast any additional equity award grants, issuances or forfeitures that may occur, or future dividends or dividend equivalents that may be accrued, prior to the completion of the Merger and do not reflect any U.S. Xpress equity or other incentive awards that are expected to vest in accordance with their terms prior to [August 15], 2023. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may differ materially from the amounts set forth below.
Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)(5)
William E. Fuller	—	—	—	—	—
Eric Peterson	2,388,750	1,559,142	66,177	133,107	4,417,176
Max L. Fuller	—	—	—	—	—

(1)
Cash.   Pursuant to his employment agreement, Eric Peterson is entitled to the following “double trigger” benefits that arise as a result of the closing accompanied by a qualifying termination on or within 24 months following the closing:

•
A severance benefit consisting of (i) the sum of (A) three times his base salary plus (B) one and one-half times his target bonus for the year of the qualifying termination or the year immediately preceding the change in control, whichever is greater (payable by U.S. Xpress in a lump sum); and

•
A payment of his target bonus without proration (regardless of whether performance was achieved) for the year of the qualifying termination or the year in which the change in control occurs, whichever is greater (payable by U.S. Xpress in a lump sum).

Eric Peterson’s separation benefits are subject to his execution of a release of claims in our favor and continuing to comply with all applicable restrictive covenants contained in his employment agreement.
The following table quantifies each separate form of cash payment included in the aggregate total reported in the “Cash” column.
Named Executive Officer	Severance ($)	Target Bonus ($)
William E. Fuller	—	—
Eric Peterson	2,021,250	367,500
Max L. Fuller	—	—

(2)
Equity.   As described in the section of this proxy statement titled “The Merger — Interests of Certain Persons in the Merger — Treatment of U.S. Xpress Equity Awards,” the amount in this column represents the value of the unvested Company RSUs, Company Restricted Shares, Company PSUs and Company Options that would “double trigger” vest upon Eric Peterson’s qualifying termination during the 365 days after the effective time of the Merger plus the value of such awards that would “single trigger” vest upon the effective time of the Merger.

Named Executive Officer	Company Restricted Shares (#)	Company Restricted Shares ($)	Company RSUs (#)(A)	Company RSUs ($)	Company PSUs (#)	Company PSUs ($)	Company Options (#)(B)	Company Options ($)(B)
William E. Fuller	—	—	—	—	—	—	—	—
Eric Peterson	143,479	882,396	33,359	205,158	76,681	471,588	—	—
Max L. Fuller	—	—	—	—	—	—	—	—

(A)
All of Eric Peterson’s equity awards are subject to “double trigger” vesting, except for the Company RSUs reported in this column. The Company RSUs reported in this column were granted prior to U.S. Xpress’ initial public offering and are subject to “single trigger” vesting upon the effective time of the Merger.

(B)
All Company Options granted to the named executive officers are vested as of the effective time of the Merger. All Company Options have an exercise price per share that is greater than the price per share.

(3)
Perquisites/Benefits. Pursuant to his employment agreement, Eric Peterson is entitled to health continuation coverage premium costs under COBRA for 18 months (reimbursed monthly) as a “double trigger” benefit that will arise as a result of the closing accompanied by a qualifying termination on or within 24 months following the closing.

(4)
Tax Reimbursement. Pursuant to the terms of the Company RSU agreements for awards granted to Eric Peterson prior to U.S. Xpress’ initial public offering, he is entitled to a tax gross-up upon the vesting of the equity awards, which includes “single trigger” accelerated vesting of these equity awards upon the effective time of the Merger. The tax gross-up amount assumes a federal tax rate of 39.35%.

(5)
Total. This amount includes the aggregate dollar value of the sum of all amounts reported in the preceding columns. Eric Peterson is fully vested in his account balance under the Nonqualified Plan, and therefore, the Merger does not provide for any accelerated vesting or benefit enhancements under the Nonqualified Plan, and no amounts related to such plan are included in the table or in the total amount. If any payment or benefit received by a named executive officer in connection with the Merger would be subject to excise taxes imposed under Section 4999 of the Code, the amount of such payments or benefits provided would be reduced, but only to the extent that such reduction results in a greater after-tax benefit to the named executive officer.
Litigation Related to the Merger
[•]
[U.S. Xpress cannot predict the outcome of or estimate the possible loss or range of loss, if any, from the aforementioned matters. Additional complaints may be filed in connection with the Merger, which could prevent or delay completion of the Merger and result in substantial costs to U.S. Xpress. If additional similar complaints or demands are filed or made, absent new or different allegations that are material, U.S. Xpress will not necessarily announce them.]
Regulatory Matters
As further described in the section of this proxy statement titled “The Merger Agreement — Consents, Approvals and Filings,” in the United States the Merger is subject to the expiration or termination of the applicable waiting period under the HSR Act. Notification under the HSR Act was filed on March 30, 2023.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a discussion of the material U.S. federal income tax consequences of the Merger to U.S. Holders (as defined below) of our U.S. Xpress stock whose shares are exchanged for cash pursuant to the Merger. This discussion does not address U.S. federal income tax consequences with respect to holders of U.S. Xpress stock other than U.S. Holders, nor does this discussion address any U.S. federal income tax consequences to any Rollover Stockholders. This discussion is based on the provisions of the Code, applicable U.S. Treasury regulations (which we refer to as “Treasury Regulations”), judicial authorities, and administrative interpretations, each as in effect as of the date of this proxy statement. These authorities are subject to change and differing interpretation, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of this discussion. We cannot assure you that the Internal Revenue Service (which we refer to as the “IRS”) will not challenge one or more of the tax consequences described in this discussion or that a court would not sustain such challenge.
This discussion applies only to U.S. Holders who hold their shares of U.S. Xpress stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of such U.S. Holders’ particular circumstances, or that may apply to U.S. Holders subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, holders that have a functional currency other than the U.S. dollar, persons who are required to recognize income or gain with respect to the Merger no later than such income or gain is required to be reported on an applicable financial statement, holders subject to any alternative minimum tax, tax-exempt organizations, retirement plans, individual retirement accounts or other tax-deferred or advantaged accounts (or persons holding U.S. Xpress stock through such plans or accounts), cooperatives, banks and other financial institutions, real estate investment trusts, regulated investment companies, certain former citizens or former long-term residents of the United States, expatriated entities, entities all of the interests in which are held by a “qualified foreign pension funds” (within the meaning of section 897(l)(2) of the Code), partnerships (including entities or arrangements classified as partnerships for U.S. federal income tax purposes), S corporations, or other pass-through entities or investors in partnerships (including entities or arrangements classified as partnerships for U.S. federal income tax purposes) or such other entities, holders who hold shares of U.S. Xpress stock as part of a hedge, straddle, constructive sale, conversion or other integrated or risk reduction transaction, holders who hold or who held at any time during the five-year period ending on the date of the Merger (directly, indirectly or constructively) more than 5% of the shares of U.S. Xpress stock, holders who acquired their shares of U.S. Xpress stock through the exercise of employee stock options or other compensation arrangements and holders of dissenting shares). Moreover, this discussion does not address the tax consequences of the Merger arising under any applicable state, local, or foreign tax laws or the application of other U.S. federal taxes, such as the federal estate tax, the federal gift tax, the “Medicare” tax on certain net investment income, the alternative minimum tax, or any withholding considerations under FATCA (defined for this purpose as sections 1471 through 1474 of the Code, the Treasury Regulations and administrative guidance thereunder and the intergovernmental agreements entered into, and laws and regulations promulgated, pursuant thereto or in connection therewith).
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of U.S. Xpress stock, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are a partner of a partnership holding shares of U.S. Xpress stock, you should consult your tax advisor.
For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of U.S. Xpress stock that is for U.S. federal income tax purposes:
•
a citizen or individual resident of the United States;

•
a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
a trust if (i) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source.

Holders of U.S. Xpress stock are urged to consult their own tax advisors regarding the application of the U.S. federal tax laws to their particular situation and the applicability and effect of state, local or foreign tax laws and tax treaties.
Consequences to U.S. Holders
The receipt of cash by a U.S. Holder in exchange for shares of U.S. Xpress stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder who receives cash in exchange for shares of U.S. Xpress stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in such shares of U.S. Xpress stock. A U.S. Holder’s adjusted tax basis will generally equal the price the U.S. Holder paid for such shares of U.S. Xpress stock.
Any such gain or loss recognized by a U.S. Holder upon the exchange of shares of U.S. Xpress stock pursuant to the Merger generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period in its shares of U.S. Xpress stock is more than one year on the closing date of the Merger. Long-term capital gains of non-corporate U.S. Holders generally are eligible for preferential U.S. federal income tax rates under current law. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of U.S. Xpress stock at different times and different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of U.S. Xpress stock.
Information Reporting and Backup Withholding
Payments made in exchange for shares of U.S. Xpress stock pursuant to the Merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number provided is correct, and such U.S. Holder is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
This discussion of the material U.S. federal income tax consequences of the Merger to U.S. Holders is for general information purposes only and is not tax advice. Holders of U.S. Xpress stock should consult their own tax advisors regarding the application of the U.S. federal tax laws to their particular situation and the applicability and effect of state, local or foreign tax laws and tax treaties.
Charter Amendment
Section 3.2(e) of the Charter currently provides the Class A common stock and Class B common stock will have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Section 3.2(e) further provides that, without limiting the generality of the foregoing, in the event of a merger, consolidation, or other business combination requiring the approval of the holders of U.S. Xpress’ capital stock entitled to vote thereon, the holders of the Class A common stock and Class B common stock will receive, or have the right to elect to receive, the same form and amount of consideration on a per share basis. Although each share of Class A common stock and Class B common stock (other than Excluded Shares and Rollover Shares) will be automatically cancelled upon the effective time of the Merger and converted into the right to receive the per share price, because the Rollover Stockholders have agreed to contribute a portion of their shares of U.S. Xpress stock, including both Class A common stock and Class B common stock, to Holdings in exchange for Holdings Units, U.S. Xpress will also ask you to approve the Charter Amendment at the Special Meeting.
The Charter Amendment provides that, to the extent that (i) the Merger Agreement or the Rollover Agreement, (ii) the transactions contemplated by the Merger Agreement or the Rollover Agreement or (iii) the consideration to be paid to the holders of Class A common stock or Class B common stock pursuant to those agreements are inconsistent with Section 3.2(e) of the Charter or any other provisions thereof, Section 3.2(e) or such other provisions will not be applicable. At the closing and prior to the effective time of the Merger, U.S. Xpress will cause the Company Charter Amendment Certificate (as defined in the Merger Agreement) to be duly executed and filed with the Nevada Secretary of State in accordance with the relevant provisions of the NRS.
Effective Time
The Charter Amendment will become effective upon the filing of the Company Charter Amendment Certificate with the Office of the Nevada Secretary of State, or at such later time to be agreed upon in writing by Knight-Swift and the Company and specified in the Company Charter Amendment Certificate in accordance with the NRS; provided, that in no event will the effective time of the Charter Amendment occur simultaneously with or after the effective time of the Merger. The Charter Amendment will be effective immediately at the effective time of the Charter Amendment, U.S. Xpress’ Charter as in effect immediately prior to the effective time of the Charter Amendment will be amended as set forth in the certificate attached as Exhibit A to Annex A, and, the Charter, as so amended by the Charter Amendment, will be the articles of incorporation of the Company until thereafter amended in accordance with the applicable provisions of this Agreement, the NRS and such articles of incorporation.
The foregoing summary of the Charter Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Charter Amendment, the form of which is attached as Exhibit A to the Merger Agreement, which is attached to this proxy statement as Annex A.
Support Agreement
The following summary describes certain relevant provisions of the Support Agreement. The descriptions of the Support Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Support Agreement, which is incorporated into this proxy statement by reference. We encourage you to read the Support Agreement carefully and in its entirety because this summary may not contain all the information about the Support Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Support Agreement and not by this summary or any other information contained in this proxy statement. A copy of the Support Agreement is attached to this proxy statement as Annex B.
Voting Provisions
Under the Support Agreement, each of the Rollover Stockholders, among other things and subject to the terms and conditions of the Support Agreement, granted an irrevocable proxy in favor of the members of the

Special Committee (acting by a majority) to, among other things, vote their shares of U.S. Xpress stock owned as of March 20, 2023, and any additional shares of U.S. Xpress stock of which such Rollover Stockholder acquired record or beneficial ownership following the date of the Support Agreement until the Support Termination Date (which we refer to as the “Covered Shares”), (i) in favor of (a) the approval of the Charter Amendment, (b) the approval of the Merger Agreement and the approval of the Merger, (c) the approval of any advisory proposal with respect to “golden parachute compensation,” (d) the approval of any proposal to adjourn or postpone the Special Meeting to a later date if U.S. Xpress proposes or requests such postponement or adjournment, and (e) the approval of any other proposal to be voted upon or consented to by U.S. Xpress’ stockholders at the Special Meeting or in respect of any proposed action by written consent, the approval of which is necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, but only to the extent that such Rollover Shares are entitled to be voted on or consent to such proposal, and (ii) against (a) any proposal, action, or agreement that could reasonably be expected to result in a breach of any covenant, representation, or warranty or other obligation or agreement of U.S. Xpress contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Support Termination Date, (b) any proposal to amend the articles of incorporation or bylaws of U.S. Xpress, other than the Charter Amendment, (c) any Acquisition Proposal, (d) any reorganization, dissolution, liquidation, winding up, or similar extraordinary transaction involving U.S. Xpress (except as contemplated by the Merger Agreement), and (e) any other proposal, action, or agreement that would reasonably be expected to prevent or materially impede or materially delay the approval of the Charter Amendment or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement.
Termination
The obligations and rights under the Support Agreement will automatically terminate upon the Support Termination Date.
Restrictions on Transfer
Pursuant to the Support Agreement, each of the Rollover Stockholders has agreed that until the Support Termination Date, it will not, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), except pursuant to the Rollover Agreement (to the extent applicable to such Rollover Stockholder) or as a Permitted Transfer (as defined below), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with the Support Agreement, or (iv) commit or agree to take any of the foregoing actions.
A “Permitted Transfer” means (A) a pledge, hypothecation, or collateral assignment of, or grant of a security interest in, Covered Shares or any interest or rights therein as security or collateral for a bona fide loan or other obligation (collectively, a “Pledge”), or (B) after notice to Knight-Swift, the transfer or conversion of ownership of Covered Shares or any interests or rights therein to a lender or other beneficiary of the Pledge pursuant to a foreclosure thereof following a default under the loan or other obligation secured by the Pledge.
Notwithstanding the foregoing, but subject to the terms of the Rollover Agreement (to the extent applicable to such Rollover Stockholder), a Rollover Stockholder may Transfer any or all of its Covered Shares to any of its affiliates; provided, that prior to and as a condition to the effectiveness of such Transfer, such affiliate must execute and deliver to U.S. Xpress a counterpart of the Support Agreement and agree to be bound by all of the terms and provisions of the Support Agreement.
No Solicitation
Pursuant to the Support Agreement, each of the Rollover Stockholders has agreed that from the date of the Support Agreement until the Support Termination Date, except as contemplated by the Support Agreement, such Rollover Stockholder will not, and will cause its representatives not to, directly or indirectly, (i) solicit or knowingly encourage, facilitate or assist any offer or proposal that constitutes or is reasonably expected to lead to an Acquisition Proposal, (ii) furnish any non-public information related to such Rollover Stockholder, its Covered Shares or U.S. Xpress or its subsidiaries or afford access to, among other things, U.S. Xpress’ business, properties, assets, books, records or personnel (other than Knight-Swift, its subsidiaries or any of their respective representatives) to any person in connection with any Acquisition Proposal or with the intent to induce the making of any offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (iii) participate or engage in negotiations with any person with respect to an Acquisition Proposal or with respect to any inquiries relating to any offer relating to an Acquisition Proposal, (iv) approve, endorse or recommend any offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (v) enter into any letter of intent or other agreement relating to an Acquisition Proposal or an Acquisition Transaction or (vi) authorize any of the foregoing. However, notwithstanding anything to the contrary in the foregoing, each of the Rollover Stockholders or their respective representatives may take any actions which U.S. Xpress is permitted to take in compliance with the Merger Agreement. Additionally, each Rollover Stockholder is obligated to provide prompt notice (and, in any event, within 36 hours from receipt thereof) to U.S. Xpress and Knight-Swift if an Acquisition Proposal is received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, such Rollover Stockholder or any of its representatives with respect to an Acquisition Proposal or potential Acquisition Proposal.
Rollover Agreement and LLC Agreement
The following summary describes certain relevant provisions of the Rollover Agreement and the LLC Agreement. The descriptions of the Rollover Agreement and the LLC Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Rollover Agreement, which is incorporated into this proxy statement by reference, and the LLC Agreement, which can be found as Exhibit 99.2 to Knight-Swift’s Current Report on Form 8-K filed on March 21, 2023. We encourage you to read each of the Rollover Agreement and the LLC Agreement carefully and in their entirety because this summary may not contain all the information about the Rollover Agreement or the LLC Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Rollover Agreement and the LLC Agreement, as applicable, and not by this summary or any other information contained in this proxy statement.
Rollover Agreement Transactions
Pursuant to the Rollover Agreement, the Rollover Stockholders will contribute the Rollover Shares to Holdings in exchange for a number of Holdings Units equal to the number of Rollover Shares contributed by such Rollover Stockholder at the time of the exchange. The Rollover Shares will not be converted into the right to receive the per share price. The Holdings Units are non-voting equity interests in Holdings representing, in the aggregate, an approximately 10% economic equity interest in Holdings, the entity that will hold the U.S. Xpress Unit.
Covenants Under the Rollover Agreement
Under the Rollover Agreement, the Rollover Stockholders have agreed, beginning on the date of the Rollover Agreement and ending on the Rollover Agreement Termination Date (as defined below), not to directly or indirectly (i) tender any shares of Class A common stock and/or Class B common stock into any tender or exchange offer, (ii) transfer or enter into any contract, option, agreement, understanding or other arrangement with respect to the transfer of, any shares of Class A common stock and/or Class B common stock or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), except pursuant to the Rollover Agreement or the Support Agreement, (iii) grant any proxies or powers of attorney, deposit any shares of Class A common stock and/or Class B common stock into a voting trust or enter into a voting agreement with respect to any shares of Class A common stock and/or Class B common stock that is inconsistent with the Rollover Agreement, (iv) take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by the Rollover Agreement or the Merger Agreement or (v) commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, the Rollover Stockholders may transfer any or all of the Rollover Shares (1) subject to the prior written consent of Knight-Swift (in its reasonable discretion) for estate planning purposes or (2) otherwise with the prior written consent of Knight-Swift (which may be granted or withheld by Knight-Swift in its sole discretion). Further, concurrently with the issuance of the Holdings Units immediately prior to the effective time of the Merger, Knight-Swift, Holdings and the Rollover Stockholders will enter into the LLC Agreement, pursuant to which the Rollover Stockholders will have certain limited consent rights and the Holdings Units issued to the Rollover Stockholders will be subject to certain optional and mandatory purchase provisions during the five-year period following the closing of the Merger as described below.
Under the Rollover Agreement, for five years following the closing of the Merger, each of Max. L. Fuller and William E. Fuller (each of whom we refer to as an “Individual Rollover Stockholder” for purposes of the section of this proxy statement titled “The Merger — Rollover Agreement and LLC Agreement”) agrees not to: (i) own, manage, control, operate, endorse, support, be employed by, perform services for, consult with, solicit business for, participate in, provide or facilitate any financing for, or in any other way engage in any activity requiring operating authority granted by the Federal Motor Carrier Safety Administration for carrier, broker or freight forwarder operations, (other than (a) involvement with Transcard Payments, LLC (including its FreightX platform), DriverTech LLC and Freightwaves, Inc. (so long as such entities and their affiliates do not engage in any activity that requires the operating authority granted by the Federal Motor Carrier Safety Administration described above) and (b) being employed by, providing services to, investing in, or otherwise being associated with any autonomous driving, electric powered or hydrogen powered heavy duty truck original equipment manufacturer) (which we refer to as the “Restricted Activities”), except that the Individual Rollover Stockholders are not prohibited from (1) making or maintaining passive investments of no more than 5% of the outstanding equity in any publicly-traded company, (2) owning the Holdings Units or exercising its rights or complying with its obligations under the LLC Agreement, (3) upon request by Knight-Swift, engaging in activities on behalf of Knight-Swift or any of its subsidiaries, and (4) with the written consent of Knight-Swift.
In addition, for five years following the closing of the Merger, each Individual Rollover Stockholder agrees not to: (i) solicit or communicate with any of U.S. Xpress’ or its subsidiaries’ current, former or prospective customers for any Restricted Activity; (ii) urge, induce or seek to urge or induce any current or former customer or any other person with whom U.S. Xpress or any of its subsidiaries has had a business relationship to terminate any business relationship with U.S. Xpress or any its subsidiaries or, to such Individual Rollover Stockholder’s knowledge, Knight-Swift or any of its subsidiaries, or to cancel, reduce, limit or interfere with the business relationship of U.S. Xpress or any of its subsidiaries with any such person or, to such Individual Rollover Stockholder’s knowledge, of Knight-Swift or any of its subsidiaries with any such person; (iii) solicit or hire any individual who is or was an officer or employee of U.S. Xpress, Knight-Swift, or any of their respective subsidiaries, or encourage, facilitate or assist any other person to solicit or hire any such officer or employee (subject to carve-outs for (1) individuals that have not been employed by U.S. Xpress, Knight-Swift or any of their respective subsidiaries for at least nine months, (2) individuals that were terminated by U.S. Xpress, Knight-Swift or any of their respective subsidiaries without “cause” for at least three months following the date of such individual’s termination of employment), and (3) the specific circumstances listed on Schedule C of the Rollover Agreement; or (iv) encourage, facilitate or assist any such individual in connection with the termination of his or her employment with U.S. Xpress, Knight-Swift, or any of their respective subsidiaries. Notwithstanding the restrictions set forth in clauses (iii) and (iv) of the preceding sentence, no Individual Rollover Stockholder is prohibited from (i) initiating searches for employees using general advertisement or through the engagement of firms to conduct searches that are not targeted or focused on the employees or officers of U.S. Xpress, Knight-Swift or any of their respective subsidiaries or (ii) offering employment to, or hiring the other Individual Rollover Stockholder.
Release Under the Rollover Agreement
Effective on the date of the closing of the Merger, each Rollover Stockholder will release all claims against U.S. Xpress and its subsidiaries and each other person who was, at the time of the Rollover Agreement, or who will have been at any time prior to the closing of the Merger, an officer, director, stockholder, general partner, member or manager of U.S. Xpress and any of its affiliates or any of their present or former subsidiaries or affiliates, and each person controlling any of the foregoing persons or entities, from all pre-closing matters except for any claims or rights of such Rollover Stockholder (i) as an officer or director of U.S. Xpress or any of its subsidiaries with respect to any claims or rights to indemnification, exculpation, reimbursement or advances of expenses under their respective organizational documents, each as amended as of the date of the Rollover Agreement, under any agreement to which such Rollover Stockholder is a party or under the Merger Agreement, (ii) for accrued and earned, but unpaid wages through the date of such Rollover Stockholder’s termination of employment with U.S. Xpress and its subsidiaries, (iii) for unpaid reimbursements for duly incurred business expenses through the date of such Rollover Stockholder’s termination of employment with U.S. Xpress and its subsidiaries in accordance with applicable policies of U.S. Xpress and its subsidiaries, (iv) to participate in continuation coverage under the medical plans of U.S. Xpress and its Subsidiaries pursuant to COBRA, or (v) that may not be waived under applicable law.
Additional Collaboration Matters Under the Rollover Agreement
Under the Rollover Agreement, if Max L. Fuller delivers to Knight-Swift, no later than 30 days after the date of the Rollover Agreement, a written notice of his desire to acquire (i) two insurance policies from U.S. Xpress for the net book value of such policies (as determined on the date of the closing of the Merger, but not to exceed an aggregate purchase price of $2,600,000) and (ii) substantially all of the assets, and assume the liabilities, of U.S. Xpress’ Choo Choo and Xpress Air businesses (including with respect to a hangar lease and the hiring of certain employees to be agreed) for an aggregate purchase price of $2,600,000, then Knight-Swift and Individual Rollover Stockholders will use commercially reasonable efforts prior to the date of the closing of the Merger to negotiate and enter into definitive agreements providing for such acquisitions, the consummation of which would not occur until a mutually agreed upon date following the closing of the Merger.
These agreements will also provide that, to the extent agreed by Knight-Swift, the restrictive covenants set forth in the Rollover Agreement will not apply with respect to these transactions. Knight-Swift’s obligation to use commercially reasonable efforts to negotiate, enter into and consummate these agreements is conditioned on none of U.S. Xpress or its subsidiaries making expenditures with respect to, or investments in, the Choo Choo and Xpress Air businesses prior to the closing of the Merger other than routine ordinary course operating expenses.
Termination of the Rollover Agreement
The Rollover Agreement terminates upon the earliest to occur of (i) the valid termination of the Merger Agreement in accordance with its terms or (ii) the mutual written consent of Knight-Swift and the Individual Rollover Stockholders (we refer to such date as the “Rollover Agreement Termination Date”).
LLC Agreement
Immediately following the consummation of the Merger, Knight-Swift will own all interests in Holdings other than the Holdings Units issued to the Rollover Stockholders, and may manage and control the business and operations of Holdings and its subsidiaries in its discretion, subject to the consent rights described below. The LLC Agreement also contains provisions regarding transfers, including “tag-along” and “drag-along” rights and certain other customary provisions, including but not limited to information rights and terms relating to a potential initial public offering of Holdings.
Holdings A Units
— Consent Rights
Until the earlier of the (i) the fifth anniversary of the Merger and (ii) the date on which Holdings A Units are no longer held by the Rollover Stockholders, without the prior written consent of Max L. Fuller (which consent will not be unreasonably withheld, delayed or conditioned), Knight-Swift will not permit the U.S. Xpress Unit to: (1) amend the Certificate of Formation of Holdings or the LLC Agreement in a manner that would adversely and disproportionately (compared to Knight-Swift) impact the Rollover Stockholders, (2) incur any indebtedness (other than certain permitted indebtedness and indebtedness amongst the members of the U.S. Xpress Unit), (3) lend money to any person or entity (other than loans amongst the U.S. Xpress Unit and, subject to certain conditions, loans to Knight-Swift and its subsidiaries (that are not part of the U.S. Xpress Unit)), (4) provide any payment guaranty of obligations of Knight-Swift or any of its subsidiaries or business units (excluding the U.S. Xpress Unit), except in the ordinary course of business or as customary for other subsidiaries and business units of Knight-Swift, (5) subject to certain exceptions, acquire any business, enter into any joint venture or make any investment in any person or entity, (6) subject to certain exceptions, pay or declare any dividend or make any distribution in respect of the Holdings A Units or Holdings B Units, (7) purchase or redeem any Holdings A Units or Holdings B Units, (8) other than for certain tax planning purposes, dissolve or liquidate Holdings, (9) adopt any employee compensation plan under which equity interests of Holdings would be issued, unless such issuance would not dilute the interests then owned by the Rollover Stockholders, (10) enter into any new line of business that does not involve freight transportation, logistics and related services, (11) subject to certain conditions, sell or license on an exclusive basis, any intellectual property of the units or companies that are part of the U.S. Xpress Unit, (12) issue any equity interests in Holdings (other than in a qualified IPO) unless such issuance would dilute the interests then owned by the Rollover Stockholders and (13) subject to certain exceptions, enter into any material transactions with Knight-Swift or any of its business units or subsidiaries that are not part of the U.S. Xpress Unit on terms materially less favorable in the aggregate to the U.S. Xpress Unit than those that would in the good faith judgment of Knight-Swift be obtained by the U.S. Xpress Unit on a stand-alone basis on an arm’s-length basis.
— Call Option
At any time prior to 5:30 p.m. Phoenix, AZ time on the fifteen-month anniversary of the closing of the Merger, Knight-Swift may elect to purchase all and not less than all of the Holdings A Units held by the Rollover Stockholders for an aggregate purchase price of approximately $140 million (the difference of $200 million and the proceeds to be received by the Rollover Stockholders pursuant to the Merger for their shares of U.S. Xpress stock other than the Rollover Shares).
— Put Option
If, at any time after the fifteen-month anniversary of the closing of the Merger (i) Knight-Swift has not elected to purchase such Holdings A Units as described above and (ii) the U.S. Xpress Unit generates operating income of at least $175 million over any four consecutive fiscal quarters beginning after the closing of the Merger and ending on or prior to the fifth anniversary of the closing of the Merger, the Rollover Stockholders may elect to require Knight-Swift to purchase all (but not less than all) of the Holdings A Units held by the Rollover Stockholders for a purchase price per Holdings A Unit equal to (i)  (x) the U.S. Xpress Unit net income over the last four completed fiscal quarters prior to the date of such election by the Rollover Stockholders, multiplied by (y) a multiple determined by dividing Knight-Swift’s volume weighted average trading price over the last completed fiscal quarter prior to the date of such election by the Rollover Stockholders by the total adjusted diluted earnings per share of Knight-Swift’s common stock over the last four completed fiscal quarters prior to the date of such election by the Rollover Stockholders, multiplied by (ii) the quotient obtained by dividing the aggregate number of Holdings A Units then outstanding by the aggregate number of units of Holdings then outstanding (but excluding any Holdings B Units), divided by (iii) the total number of Holdings A Units then outstanding.
— Mandatory Purchase
If any Holdings A Units are held by the Rollover Stockholders as of the fifth anniversary of the closing of the Merger, Knight-Swift is required to purchase such Holdings A Units from the Rollover Stockholders for a purchase price per Holdings A Unit equal to (i)  (x) the U.S. Xpress Unit net income over the last four completed fiscal quarters prior to the fifth anniversary of the closing of the Merger, multiplied by (y) a multiple determined by dividing Knight-Swift’s volume weighted average trading price over the last completed fiscal quarter prior to the fifth anniversary of the closing of the Merger by the total adjusted diluted earnings per share of Knight-Swift’s common stock over the last four completed fiscal quarters prior to the fifth anniversary of the closing of the Merger, multiplied by (ii) the quotient obtained by dividing the aggregate number of Holdings A Units then outstanding by the aggregate number of units of Holdings then outstanding (but excluding any Holdings B Units), divided by (iii) the total number of Holdings A Units then outstanding.
Holdings B Units
— Consent Rights
Until the earlier of the (i) the fifth anniversary of the closing of the Merger and (ii) the date on which Holdings B Units are no longer held by the Rollover Stockholders, without the prior written consent of Max L. Fuller

(which consent will not be unreasonably withheld, delayed or conditioned), Knight-Swift will not permit the U.S. Xpress Unit to: (1) amend the Certificate of Formation of Holdings or the LLC Agreement in a manner that would adversely and disproportionately (compared to Knight-Swift) impact the Rollover Stockholders, (2) subject to certain exceptions, acquire any business, enter into any joint venture or make any investment in any person or entity, (3) other than for certain tax planning purposes, dissolve or liquidate Holdings, (4) enter into any new line of business that does not involve freight transportation, logistics and related services, (5) subject to certain exceptions, sell or license on an exclusive basis, any intellectual property of the units or companies that are part of the U.S. Xpress Unit, and (6) subject to certain exceptions, enter into any material transactions with Knight-Swift or any of its business units or subsidiaries that are not part of the U.S. Xpress Unit on terms materially less favorable in the aggregate to the U.S. Xpress Unit than those that would in the good faith judgment of Knight-Swift be obtained by the U.S. Xpress Unit on a stand-alone basis on an arm’s-length basis.
— Mandatory Purchase
If the U.S. Xpress Unit generates operating income of at least $250 million over any four consecutive fiscal quarters beginning on the closing of the Merger and ending on or prior to the fifth anniversary of the closing of the Merger is equal to or greater than $250 million (the “Holdings B Operating Income Trigger”), then Knight-Swift will purchase all of the Holdings B Units held by the Rollover Stockholders for an aggregate purchase price of $40 million. If the Holdings B Units are held by the Rollover Stockholders as of the fifth anniversary of the closing of the Merger and the Holdings B Operating Income Trigger has not been achieved as of or prior to such date, each outstanding Holdings B Unit will be cancelled as of such date for no consideration.
Consideration Cap
The LLC Agreement provides that in no event will the Rollover Stockholders be entitled to collectively receive aggregate proceeds in connection with the Merger and pursuant to the terms of the LLC Agreement, greater than an amount equal to $320 million.
Operating Covenants
The LLC Agreement also provides that, subject to certain terms and exceptions, Knight-Swift will not, and will not permit any member of the U.S. Xpress Unit to, take actions that are primarily intended to (i) reduce the purchase price payable to the Rollover Stockholders in connection with the Rollover Stockholders’ put-option or (ii) prevent achievement of the Holdings B Operating Income Trigger. The LLC Agreement also provides that Knight-Swift will use commercially reasonable efforts to provide the U.S. Xpress Unit with access to the corporate purchasing economies, network and pricing data, and operating principles and personnel and financing terms available to Knight-Swift and its subsidiaries and to other opportunities for net synergies as reasonably practicable.
Transfer Rights; Tag Along Rights; Drag Along Rights
Until the earlier of (i) the fifth anniversary of the Merger and (ii) the date on which Holdings A Units are no longer held by the Rollover Stockholders, Knight-Swift will not transfer any of its units in Holdings other than to its affiliates or in compliance with the tag-along or drag-along provisions in the LLC Agreement. The Rollover Stockholders cannot transfer the Holdings Units other than in connection with the call-option, put-option or mandatory purchase rights and obligations described above, pursuant to the tag-along or drag-along provisions in the LLC Agreement, to another Rollover Stockholder or, subject to satisfaction of certain conditions, in connection with estate planning purposes.
For so long as Holdings A Units and Holdings B Units are held by any Rollover Stockholders, the LLC Agreement provides “tag-along” rights which permit the Rollover Stockholders to participate in any sale of units of Holdings by Knight-Swift to any person(s) or entity(ies) other than affiliates of Knight-Swift, at the same price per unit as Knight-Swift is receiving in such transaction. The LLC Agreement also provides that if Knight-Swift receives and accepts a bona fide offer from an unaffiliated third party to purchase all of the outstanding units of Holdings, then the Rollover Stockholders will be required to sell their Holdings Units to such third party at the same price per unit as Knight-Swift all of the units held by the Rollover Stockholders.

THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement
The summary of the material provisions of the Merger Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and incorporated into this proxy statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The Merger Agreement is described in this proxy statement and included as Annex A only to provide investors and security holders with information regarding its terms and conditions and is not intended to provide any factual information about U.S. Xpress, Merger Subsidiary or Knight-Swift or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone. Such information can be found elsewhere in this proxy statement or, in the case of U.S. Xpress, in the public filings that U.S. Xpress makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section of this proxy statement titled “Where Stockholders Can Find More Information.”
The representations, warranties, covenants and other agreements in the Merger Agreement and described below were made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. Such representations, warranties, covenants and other agreements were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger. Such representations, warranties, covenants and other agreements may have also been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not be accurate as of any specific date, may be subject to important limitations and qualifications (including exceptions thereto set forth in the disclosure letter agreed to by the contracting parties (which we refer to as the “Company Disclosure Letter”)) and may therefore not be complete. The representations, warranties, covenants and other agreements in the Merger Agreement may also be subject to a contractual standard of materiality applicable to the contracting parties that may differ from those applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by the Company Disclosure Letter, which such disclosures are not reflected in the text of the Merger Agreement. Investors should not rely on the representations, warranties, covenants and other agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement, and subsequent developments or new information qualifying a representation and warranty may not have been included in this proxy statement.
Structure of the Merger
At the effective time of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Subsidiary will merge with and into U.S. Xpress; (ii) the separate existence of Merger Subsidiary will cease; and (iii) U.S. Xpress will continue as the surviving corporation in the Merger and as a subsidiary of Knight-Swift. At the effective time of the Merger, the articles of incorporation and the U.S. Xpress bylaws will be amended and restated in their entirety to be in the forms set forth as exhibits to the Merger Agreement and will be the articles of incorporation and bylaws of the surviving corporation, in each case, until thereafter changed or amended as provided therein or by applicable law.
When the Merger Becomes Effective
The closing of the Merger will occur on (i) the date that is no later than the third business day after the satisfaction or waiver (to the extent permitted under the Merger Agreement) of all of the conditions to closing of the Merger, other than conditions that by their terms are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of each of such conditions; or (ii) or at such other time or on such other date as U.S. Xpress and Knight-Swift may mutually agree in writing.
On the closing date, U.S. Xpress, Knight-Swift and Merger Subsidiary will cause articles of merger relating to the Merger to be executed and filed with the Secretary of State of the State of Nevada as provided in Section 92A.240 of the NRS. The Merger will become effective at such time of the filing of the articles of merger, or at such later time that U.S. Xpress and Knight-Swift may agree and designate in the articles of merger in accordance with Nevada law.
Treatment of U.S. Xpress Stock
Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each share of U.S. Xpress stock issued and outstanding immediately prior to the effective time of the Merger (other than Excluded Shares, Rollover Shares and Company Restricted Shares) will be converted into the right to receive an amount in cash equal to the per share price, without interest and subject to any applicable withholding taxes.
At the effective time of the Merger, each Excluded Share and Rollover Share will be canceled and cease to exist without any conversion thereof or any consideration paid in exchange therefor. The Rollover Shares will, immediately prior to the closing of the Merger, be contributed to a subsidiary of Knight-Swift pursuant to the terms of the Rollover Agreement.
No Dissenter’s or Appraisal Rights
Pursuant to NRS 92A.390, no holder of any shares of U.S. Xpress stock will have or be entitled to assert dissenter’s rights or any other rights of appraisal, pursuant to the NRS or otherwise, as a result of or in connection with the transactions contemplated by the Merger Agreement, including the Merger. For more information, see the section of this proxy statement titled “No Dissenter’s or Appraisal Rights.”
Treatment of Merger Subsidiary Interests
At the effective time of the Merger, each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the effective time of the Merger will be converted into and become one validly issued, fully paid and non-assessable share of common stock, $0.01 per share, of the surviving corporation.
Treatment of U.S. Xpress Equity Awards and the ESPP
At the effective time of the Merger, each Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to (i) the total number of shares of U.S. Xpress stock subject to such Vested Company RSU immediately prior to the effective time of the Merger multiplied by (ii) the per share price, less applicable taxes required to be withheld with respect to such payment. Payment of the cash amount will be made by the surviving corporation as promptly as reasonably practicable following the closing of the Merger, but in no event later than the second regularly scheduled payroll date following the closing of the Merger.
At the effective time of the Merger, each award of Company RSUs (or portion thereof) that is not a Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be assumed by Knight-Swift and converted into a corresponding award of RSUs with respect to shares of Knight-Swift common stock. Each converted award will continue to have, and will be subject to, the same terms and conditions, including with respect to vesting, acceleration and forfeiture, as applied to the corresponding Company RSU immediately prior to the effective time of the Merger, except (i) that each such award will cover that number of shares of Knight-Swift common stock equal to the product of (rounded down to the nearest whole number) (A) the number of shares of U.S. Xpress stock subject to the unvested portion of the corresponding award of Company RSUs at the effective time of the Merger multiplied by (B) the Exchange Ratio and (ii) as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement, or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.

At the effective time of the Merger, each Company Restricted Share (or portion thereof) that is unvested immediately prior to the effective time of the Merger and that will not vest as a result of the consummation of transactions contemplated by the Merger Agreement will, automatically and without any required action on the part of the holder thereof, be assumed by Knight-Swift and converted into an award of restricted shares denominated in shares of Knight-Swift common stock. Each converted award will continue to have, and will be subject to, the same terms and conditions, including with respect to vesting, acceleration and forfeiture, as applied to the corresponding Company Restricted Share prior to the effective time of the Merger, except (i) that each such award will cover the number of shares of Knight-Swift common stock equal to the product (rounded down to the nearest whole number) of (A) the number of shares of U.S. Xpress stock subject to such award of Company Restricted Shares multiplied by (B) the Exchange Ratio and (ii) as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement, or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.
At the effective time of the Merger, each Vested Company PSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to (i) the number of shares of U.S. Xpress stock subject to such Vested Company PSU immediately prior to the effective time of the Merger multiplied by (ii) the per share price, less applicable taxes required to be withheld with respect to such payment. Payment of the cash amount will be made by the surviving corporation as promptly as reasonably practicable following the closing date of the Merger, but in no event later than the second regularly scheduled payroll date following the closing date of the Merger.
At the effective time of the Merger, each Company PSU that is not a Vested Company PSU will automatically and without any required action on the part of the holder thereof, be assumed by Knight-Swift and converted into a corresponding award of RSUs with respect to shares of Knight-Swift common stock. Each converted award will continue to have, and will be subject to, the same terms and conditions, including with respect to vesting, acceleration and forfeiture, as applied to the corresponding Company PSU immediately prior to the effective time of the Merger, except (i) that each such award will cover that number of shares of Knight-Swift common stock equal to the product of (rounded down to the nearest whole number) (A) the number of shares of U.S. Xpress stock subject to the unvested portion of the corresponding award of Company PSUs at the effective time of the Merger (with performance-based vesting conditions deemed satisfied at 100% of target level achievement) multiplied by (B) the Exchange Ratio and (ii) as to (x) terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including any performance-based vesting conditions), or (y) such other immaterial administrative or ministerial changes as Knight-Swift’s board of directors may determine in good faith are appropriate to effectuate the administration of the converted award.
All Company Options, other than any outstanding purchase rights under the ESPP, will be cancelled for no consideration or payment at the effective time of the Merger.
On or as soon as practicable following the date of the Merger Agreement, U.S. Xpress will take all actions that are reasonably necessary to: (i) provide that no new participants will commence participation in the ESPP after the date of the Merger Agreement; (ii) provide that no payroll contributions or separate non-payroll contributions may be made on or following the date of the Merger Agreement; (iii) provide that no new offering period or purchase period will commence or be extended pursuant to the ESPP, in each case, after the date of the Merger Agreement; (iv) cause any outstanding offering period or purchase period under the ESPP to be terminated prior to the next Purchase Date (as defined in the ESPP) occurring after the date of the Merger Agreement; (v) provide that no shares of U.S. Xpress stock will be issued under the ESPP following the date of the Merger Agreement; and (vi) cause all amounts then credited to participants’ accounts to be returned to the participants (without interest thereon) as soon as administratively practicable. Immediately prior to and effective as of the effective time of the Merger (but subject to the consummation of the Merger), U.S. Xpress will terminate its ESPP.
Payment for U.S. Xpress Stock
Prior to the closing of the Merger, Knight-Swift will select a bank or trust company reasonably acceptable to U.S. Xpress (the “payment agent”) to make payments of the merger consideration to each holder of shares of U.S. Xpress stock that have been converted into the right to receive the merger consideration. Promptly after the effective time of the Merger (but in no event later than three business days thereafter), Knight-Swift and the surviving corporation will cause the payment agent to mail to each holder of record (as of immediately prior to the effective time of the Merger) of certificates representing shares of U.S. Xpress stock (which we refer to as the “Certificates”, and the shares represented thereby, the “Certificated Shares”) a letter of transmittal (in a form reasonably acceptable to U.S. Xpress) and instructions (which will specify that the delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the payment agent (or affidavits of loss in lieu thereof)) for use in such exchange.
Each holder of Certificated Shares that have been converted into the right to receive the merger consideration will be entitled to receive, upon surrender to the payment agent of a Certificate (or affidavit of loss in lieu of a Certificate) for cancellation, together with a properly completed letter of transmittal, the merger consideration in respect of each share of U.S. Xpress stock represented by a Certificate. Any such Certificates that are surrendered will be canceled.
If any Certificate representing U.S. Xpress stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the surviving corporation, the posting by such person of a bond, in such reasonable amount as the surviving corporation or the payment agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the payment agent will issue, in exchange for such lost, stolen or destroyed Certificate, the merger consideration to be paid in respect of the shares of U.S. Xpress stock represented by such Certificate, as contemplated in the Merger Agreement. The amount of consideration paid to such U.S. Xpress stockholders will not include interest and may be reduced by any applicable withholding taxes.
Notwithstanding the foregoing, any holder of uncertificated shares of U.S. Xpress stock represented in book entry form (which we refer to as the “Uncertificated Shares”) will not be required to deliver a Certificate or an executed letter of transmittal to the payment agent to receive the merger consideration in respect of its Uncertificated Shares. In lieu thereof, each holder of Uncertificated Shares that immediately prior to the effective time of the Merger represented an outstanding share of U.S. Xpress stock whose shares of U.S. Xpress stock were converted into the right to receive the merger consideration payable in respect thereof will, upon receipt of an “agent’s message” in customary form (it being understood that the holders of Uncertificated Shares will be deemed to have surrendered such Uncertificated Shares upon receipt of an “agent’s message” or such other evidence, if any, as the payment agent may reasonably request) at the effective time of the Merger, be entitled to receive (and Knight-Swift will cause the payment agent to pay and deliver as promptly as practicable) the merger consideration in respect of each Uncertificated Share held by such holder. The amount of consideration paid to such U.S. Xpress stockholders will not include interest and may be reduced by any applicable withholding taxes.
At or prior to the closing of the Merger, Knight-Swift must deposit, or cause to be deposited, with the payment agent, for the benefit of the holders of U.S. Xpress stock, cash in an amount sufficient to pay the merger consideration (which we refer to as the “Payment Fund”). The Payment Fund will, pending its disbursement to the holders of U.S. Xpress stock, be invested by the payment agent as directed by Knight-Swift or, after the effective time of the Merger, the surviving corporation in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A 1 or P 1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10,000,000,000 (based on the most recent financial statements of such bank that are then publicly available); provided that no such investment or losses will affect the amounts payable to the holders of U.S. Xpress stock and Knight-Swift will promptly replace or cause to be replaced any lost funds so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the payment agent to pay the merger consideration. Earnings from investments will be paid to and will be the sole and exclusive property of Knight-Swift and the surviving corporation.
If any cash deposited with the payment agent is not claimed within nine months following the effective time of the Merger, such cash will be returned to Knight-Swift upon demand, and any U.S. Xpress stockholders as of immediately prior to the Merger who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to Knight-Swift for satisfaction of payment of the Merger consideration (subject to abandoned property law, escheat law or similar laws). None of the payment agent, Knight-Swift, the surviving corporation or any other party will be liable to any U.S. Xpress stockholder with respect to any cash amounts properly paid to a public official pursuant to any applicable abandoned property law, escheat law or similar laws.
Representations and Warranties
U.S. Xpress, on the one hand, and Knight-Swift and Merger Subsidiary, on the other hand, have each made representations and warranties in the Merger Agreement.
The representations and warranties contained in the Merger Agreement will not survive the effective time of the Merger.
Representations and Warranties of U.S. Xpress
U.S. Xpress has made customary representations and warranties to Knight-Swift and Merger Subsidiary in the Merger Agreement regarding aspects of U.S. Xpress’ business and various other matters pertinent to the Merger, which are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. Some of the representations and warranties in the Merger Agreement made by U.S. Xpress are qualified by “materiality” or “Company Material Adverse Effect” standards. For purposes of the Merger Agreement, “Company Material Adverse Effect” means any change, event, condition, development, effect, occurrence or circumstance (each, an “Effect”) that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (i) has had or would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of U.S. Xpress and its subsidiaries, taken as a whole or (ii) has had or would reasonably be expected to prevent or materially delay U.S. Xpress’ ability to consummate the Merger; provided that, in the case of clause (i) none of the following, and no Effects arising out of, relating to, or resulting from the following (in each case, by themselves or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):
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changes in general economic conditions in the United States or any region thereof, or changes in conditions in the global economy generally;

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changes in conditions in the financial markets, credit markets, equity markets, debt markets, currency markets or capital markets in the United States or any region thereof or globally, including (a) changes in interest rates or credit ratings in the United States or any other country; or (b) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States;

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changes in general conditions in the trucking industry or in any specific jurisdiction or geographical area in which U.S. Xpress and its subsidiaries conduct business;

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changes in law (including the interpretation thereof) or in regulatory, legislative or political conditions in the United States or any region thereof or globally;

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changes in any geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), sabotage, terrorism (including cyber-terrorism), military actions or acts of armed hostility (including, in each case, any escalation or worsening of any of the foregoing) anywhere in the world, including an outbreak or escalation of hostilities involving the United States or any other governmental authority or the declaration by the United States or any other governmental authority of a national emergency or war;

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires, volcanic eruptions, nuclear incidents or other natural or man-made disasters or weather conditions or other force majeure events anywhere in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of governmental authorities);

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pandemics (including the COVID-19 pandemic and the taking of any COVID-19 measures), epidemics, plagues, contagious disease outbreaks, public health emergencies or other comparable events;

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changes or proposed changes in GAAP or other accounting standards or law (or the official interpretation of any of the foregoing);

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the execution, announcement or performance of the Merger Agreement (including with respect to the identity of Knight-Swift, Merger Subsidiary or any of their respective affiliates) or the pendency or consummation of the Charter Amendment or the Merger, including the impact thereof on the relationships, contractual or otherwise, of the U.S. Xpress and its subsidiaries with employees, suppliers, customers, partners, lenders, lessors, vendors, governmental authorities or any other third person (provided that this exception will not apply to any representation or warranty contained in Section 3.5 or Section 3.6 of the Merger Agreement or any other representation or warranty of U.S. Xpress that speaks directly to the effect of the execution or delivery of the Merger Agreement, the performance of covenants or obligations under the Merger Agreement, and/or the consummation of the Charter Amendment or the Merger);

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any action taken or refrained from being taken by U.S. Xpress and any of its subsidiaries, in each case, at the express written direction, or with the prior written consent, of Knight-Swift or Merger Subsidiary (including by email) or as expressly required by the Merger Agreement;

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changes in the price or trading volume of the U.S. Xpress stock, in each case in and of itself (it being understood that the cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not otherwise excluded under this definition);

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any failure, in and of itself, by U.S. Xpress and its subsidiaries to meet (a) any estimates of U.S. Xpress’ revenue, earnings or other financial performance or results of operations for any period; or (b) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of any such failure in clause (a) or (b) may be deemed to constitute a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would be reasonably expected to occur to the extent not otherwise excluded under this definition); or

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any transaction litigation relating to the Merger Agreement in respect of which U.S. Xpress has complied in all material respects with Section 6.14 of the Merger Agreement.

To the extent that any change, event, condition, development, effect, occurrence or circumstance listed in the first eight bullet points above has had or would reasonably be expected to have a disproportionate adverse effect on U.S. Xpress and its subsidiaries relative to other asset-based truckload carriers operating in the United States, only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.
The topics covered by U.S. Xpress’ representations and warranties relate to, among other things, the following:
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the organization, qualification to do business and good standing of U.S. Xpress;

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U.S. Xpress’ authority to enter into and consummate the transactions contemplated by the Merger Agreement;

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the determination by the Special Committee to approve and declare advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, to approve the execution and delivery of the Rollover Agreement, Support Agreement and Charter Amendment (and the transactions contemplated by those agreements) and to recommend the approval of the Merger Agreement and Charter Amendment by U.S. Xpress’ stockholders;

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the governmental and regulatory approvals and permits required to consummate the transactions contemplated by the Merger Agreement;

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the absence of (i) conflicts with, or violations of, laws or organizational documents, (ii) the occurrence of any default or loss of any benefit under any permits or contracts or (iii) the creation of any lien (other than a permitted lien), in each case as a result of U.S. Xpress’ execution or delivery of the Merger Agreement or the performance by U.S. Xpress of its covenants under, or the consummation of the transactions contemplated by, the Merger Agreement;

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the capital structure, and the absence of restrictions and violations of organizational documents, laws and other rights with respect to the capital stock of U.S. Xpress;

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the outstanding equity awards of U.S. Xpress;

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U.S. Xpress’ subsidiaries, including, among other things, the organization, qualification to do business, good standing, capital structure and absence of restrictions with respect to the capital stock of such subsidiaries;

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U.S. Xpress’ SEC filings since January 1, 2021 and the financial statements contained in such filings;

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U.S. Xpress’ and its subsidiaries’ systems of internal control over financial reporting and disclosure controls and procedures;

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the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) on U.S. Xpress and certain other changes or events since January 1, 2022 through the date of the Merger Agreement;

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the absence of undisclosed material liabilities;

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U.S. Xpress’ and its subsidiaries’ permits and compliance with laws, including safety ratings from the Federal Motor Carrier Safety Commission, or its predecessor, the Federal Highway Administration;

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the absence of pending or threatened litigation and legal orders;

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U.S. Xpress’ and its subsidiaries’ owned and leased real property;

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U.S. Xpress’ and its subsidiaries’ intellectual property;

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data privacy, data protection and data security matters related to U.S. Xpress and its subsidiaries;

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U.S. Xpress’ and its subsidiaries’ indebtedness;

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tax matters related to U.S. Xpress and its subsidiaries;

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employee benefits matters related to U.S. Xpress and its subsidiaries;

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labor matters related to U.S. Xpress and its subsidiaries;

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the insurance policies and coverage of U.S. Xpress and its subsidiaries;

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environmental matters related to U.S. Xpress and its subsidiaries;

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the existence and enforceability of specified categories of material contracts, and the absence of any breach or default under the terms thereof or occurrence of an event that would constitute a default thereunder;

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U.S. Xpress’ and its subsidiaries’ compliance with data protection laws, practices and policies;

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the absence of financial advisor’s, investment banker’s, broker’s, finder’s, agent’s or other intermediary’s fees in connection with the transactions contemplated by the Merger Agreement, other than those payable to J.P. Morgan Securities LLC;

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the rendering by J.P. Morgan Securities LLC of its opinion to the Special Committee;

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the inapplicability of takeover provisions to the Merger Agreement, the Rollover Agreement, the Support Agreement, and the transactions contemplated thereby, including the Merger; and

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the absence of related party transactions and agreements.

Representations and Warranties of Knight-Swift and Merger Subsidiary
Knight-Swift and Merger Subsidiary have made customary representations and warranties to U.S. Xpress in the Merger Agreement regarding themselves and matters pertinent to the Merger, which are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. Some of the representations and warranties in the Merger Agreement made by Knight-Swift and Merger Subsidiary are qualified by “materiality” or “Knight-Swift Material Adverse Effect” standards. For purposes of the Merger

Agreement, “Knight-Swift Material Adverse Effect” means any Effect that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Knight-Swift Material Adverse Effect, has or would reasonably be expected to prevent or materially impair or materially delay Knight-Swift or Merger Subsidiary’s ability to consummate the Merger.
The topics covered by Knight-Swift’s and Merger Subsidiary’s representations and warranties include the following:
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the organization, qualification to do business and good standing of Knight-Swift and Merger Subsidiary;

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Knight-Swift’s and Merger Subsidiary’s authority to enter into and consummate the transactions contemplated by the Merger Agreement;

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the governmental and regulatory approvals and permits required to consummate the transactions contemplated by the Merger Agreement;

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the absence of (i) conflicts with, or violations of, laws or organizational documents, (ii) the occurrence of any default or loss of any benefit under any permits or contracts or (iii) the creation of any lien (other than a permitted lien), in each case as a result of Knight-Swift’s and Merger Subsidiary’s execution or delivery of the Merger Agreement or the performance by Knight-Swift and Merger Subsidiary of its covenants under, or the consummation by Knight-Swift and Merger Subsidiary of the transactions contemplated by, the Merger Agreement;

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the availability of financing to consummate the Merger and pay the merger consideration and other amounts payable pursuant to the Merger Agreement and other transaction documents;

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the solvency of Knight-Swift and Merger Subsidiary;

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other than the Rollover Agreement and the Support Agreement, the absence of (i) certain agreements or commitments to enter into agreements between Knight-Swift, Merger Subsidiary, or any of their affiliates, on the one hand, and any director, officer or employee of U.S. Xpress or any of its subsidiaries, on the other hand or (ii) any agreements pursuant to which any of U.S. Xpress’ stockholders would be entitled to receive different consideration than the merger consideration or agree to vote to approve the Merger Agreement, the Charter Amendment or the Merger or against any Superior Proposal;

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the absence of pending or threatened litigation or legal orders;

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the absence of ownership by Knight-Swift or its subsidiaries of U.S. Xpress stock or other securities of U.S. Xpress;

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the absence of any requirement that stockholders of Knight-Swift or the holders of any other securities of Knight-Swift vote in order for Knight-Swift to consummate the transactions contemplated by the Merger Agreement;

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the operations of Merger Subsidiary; and

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the absence of financial advisor’s investment banker’s, broker’s, finder’s, agent’s or other intermediary’s fees.

Covenants Regarding Conduct of Business by U.S. Xpress Pending the Merger
U.S. Xpress has agreed to certain covenants in the Merger Agreement restricting the conduct of its business between the date of the Merger Agreement and the effective time of the Merger or, if applicable, the date on which the Merger Agreement is terminated. In general, U.S. Xpress has agreed that, except for matters set forth in the Company Disclosure Letter, actions taken reasonably and in good faith to respond to any COVID-19 measures, as expressly contemplated by the Merger Agreement, as required by law or with the prior written consent of Knight-Swift (not to be unreasonably withheld, conditioned or delayed), from and after the date of the Merger Agreement until the earlier of the effective time of the Merger and the termination of the Merger Agreement, U.S. Xpress will, and will cause each of its subsidiaries, to conduct its business and operations in the ordinary course of business consistent with past practice and maintain its existence in good standing pursuant to applicable law and use reasonable best efforts to (i) preserve intact in all material respects its assets, properties, business organizations and ongoing business, (ii) keep available the services of its current officers and key employees, and (iii) preserve in all material respects its relationships with its customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors and other persons with whom U.S. Xpress or any of its subsidiaries has material business relations.
Without limiting the generality of the preceding paragraph, U.S. Xpress has agreed that, except for matters set forth in the Company Disclosure Letter, as expressly contemplated by the Merger Agreement, as required by law or with the prior written consent of Knight-Swift (not to be unreasonably withheld, conditioned or delayed), between the date of the Merger Agreement and the earlier of (i) the effective time of the Merger and (ii) the termination of the Merger Agreement, U.S. Xpress will not and will not permit any of its subsidiaries to:
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amend or modify the Charter, bylaws or similar organizational documents of U.S. Xpress or any of its subsidiaries;

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propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

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issue, sell, grant, pledge, encumber, transfer or deliver, or agree or commit to issue, sell, grant, pledge, encumber, transfer or deliver, any of equity securities of U.S. Xpress or any of its subsidiaries (whether through the issuance or granting of options, equity-based awards, warrants, commitments, subscriptions, rights to purchase or otherwise), except (i) for the issuance, delivery or sale of shares of Class A common stock or Class B common stock pursuant to U.S. Xpress equity-based awards outstanding as of the date of the Merger Agreement or pursuant to the ESPP, in each case in accordance with and as required by their terms; or (ii) in connection with a conversion of shares of Class B common stock into Class A common stock pursuant to the terms of the Charter;

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directly or indirectly acquire, repurchase or redeem any equity securities of U.S. Xpress or any of its subsidiaries, except, in each case, (i) as required pursuant to the terms and conditions of U.S. Xpress equity-based awards outstanding as of the date of the Merger Agreement in accordance with their terms; (ii) in connection with a conversion of shares of Class B common stock into Class A common stock pursuant to the terms of the Charter; or (iii) for transactions solely between or among U.S. Xpress and its wholly owned subsidiaries;

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adjust, split, subdivide, combine or reclassify any of its capital stock or other equity or voting interests;

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declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of its capital stock or other equity or voting interests, or make any other actual, constructive or deemed distribution in respect of its capital stock or other equity or voting interests, except for cash dividends made by any subsidiary of U.S. Xpress to U.S. Xpress or one of its other subsidiaries;

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pledge or encumber any of its capital stock or other equity or voting interests;

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modify the terms of any of its capital stock or other equity or voting interests;

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acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any assets, business, person that is an entity or any equity interest in such person, make any equity investment in any person that is an entity and not a wholly owned subsidiary of U.S. Xpress, enter into any joint venture, partnership, limited liability company or similar arrangement with any person (except for acquisitions of inventory, supplies and equipment in the ordinary course of business consistent with past practice and acquisitions of assets for consideration not in excess of $2,000,000 individually or $4,000,000 in the aggregate);

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sell, transfer, mortgage, lease, license, pledge, abandon, encumber or otherwise dispose of any of its tangible properties or tangible assets, other than (A) sales of tangible properties or tangible assets with a value not in excess of $2,000,000 individually or $4,000,000 in the aggregate, (B) non-exclusive licenses and other Incidental Licenses (as defined in the Merger Agreement) granted in the ordinary course of business, and (C) dispositions of assets that are obsolete, worn-out, surplus or no longer used and useful in the conduct of the business of U.S. Xpress and its subsidiaries;

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waive, cancel, forgive, release, settle or assign any material indebtedness owed to U.S. Xpress or any of its subsidiaries or any material claims held by U.S. Xpress or any of its subsidiaries against any person;

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incur or assume any indebtedness or issue any debt securities, except, in each case, for loans or advances between or among wholly owned subsidiaries of U.S. Xpress or between or among U.S. Xpress and its wholly owned subsidiaries or the incurrence of indebtedness in the ordinary course under finance and operating leases and/or the revolving credit facility under the Credit Agreement, provided that in no event will U.S. Xpress or its subsidiaries be permitted to incur additional indebtedness if such incurrence would increase Net Debt, as of the end of any calendar month following the date of the Merger Agreement until the effective time of the Merger, by more than $50,000,000 in excess of the amount of Net Debt (as defined in the Merger Agreement) as of the date of the Merger Agreement;

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assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any person, except with respect to obligations of wholly owned subsidiaries of U.S. Xpress;

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make any loans, advances or capital contributions to, or investments in, any person;

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mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create any lien thereon (other than permitted liens);

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except as required under the terms of any U.S. Xpress benefit plan as in effect on the date of the Merger Agreement, (i) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under, any U.S. Xpress benefit plan or any other benefit or compensation plan, agreement, contract, program, policy or arrangement that would be a U.S. Xpress benefit plan if in existence on the date of the Merger Agreement; (ii) grant to director or officer of U.S. Xpress or any service provider whose annual cash compensation exceeds $150,000, in the aggregate, any increase in cash or equity or equity-based incentive awards, compensation, bonus, severance, or material fringe or other material benefits, and, in the case of any service provider whose annual cash compensation is equal to or less than $150,000, in the aggregate, grant any such increase in cash or equity or equity-based incentive awards outside of the ordinary course of business consistent with past practice; (iii) grant to any service provider any increase in change in control, retention, severance or termination pay; (iv) hire or engage any service provider with an annual cash compensation in excess of $150,000, in the aggregate; (v) enter into or amend any employment, consulting, change in control, retention or severance agreement with, or (vi) terminate, furlough or temporarily lay off any service provider whose annual cash compensation would exceed $150,000, in the aggregate;

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negotiate, modify, extend, terminate, or enter into any Labor Agreement (as defined in the Merger Agreement);

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recognize or certify any union as the bargaining representative for any employees of U.S. Xpress or its subsidiaries;

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waive or release any noncompetition, non-solicitation, nondisclosure, noninterference, non-disparagement, or other restrictive covenant obligation of any service provider except where required by applicable law;

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settle, release, waive or compromise any pending or threatened legal proceeding, including any claim that provides for any injunctive or other non-monetary relief, except for the settlement of any legal proceedings (i) (1) regarding an automobile accident or incident, solely for monetary damages in an amount not to exceed $3,000,000 individually or $7,000,000 in the aggregate and without an admission of guilt and (2) with respect to any legal proceeding not covered by the foregoing clause (1), solely for monetary damages in an amount not in excess of $500,000 individually or $1,000,000 in the aggregate and without an admission of any guilt; or (ii) settled in compliance with Section 6.14 of the Merger Agreement, in the case of each of clauses (i)(2) and (ii), solely to the extent that prior written notice has been provided to Knight-Swift describing the material details of such settlement;

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except as required by applicable law or GAAP, make any change in any of its accounting principles or practices;

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except as expressly contemplated by the Merger Agreement, (i) make, change, or revoke any material tax election; (ii) settle or compromise any material tax claim or assessment; (iii) consent to any extension or waiver of any limitation period with respect to any material tax claim or assessment; (iv) amend any income or other material tax return; (v) surrender any right to claim a refund of a material amount of taxes; or (vi) enter into a closing agreement with any governmental authority regarding taxes;

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sell, assign, license, abandon, or otherwise dispose of, allow to lapse, terminate or expire, or maintain or protect, any of the material Company Owned Intellectual Property (as defined in the Merger Agreement), or any portion thereof, except in the ordinary course of business;

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modify in any material respect (i) any of its policies related to Data Privacy/Security Requirements (as defined in the Merger Agreement), or (ii) any administrative, technical or physical safeguards primarily related to privacy or data security, except, in each case of (i) and (ii), (A) to remediate any privacy or security issue, (B) to enhance data security or integrity, (C) to comply with Data Privacy/Security Requirements, or (D) as otherwise directed or required by a governmental authority;

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incur, authorize or commit to incur any capital expenditures other than (i) as set forth in Section 5.2(q) of the Company Disclosure Letter (provided, that, with respect to the months and categories set forth on Annex 5.2(q) of Section 5.2(q) of the Company Disclosure Letter, the capital expenditures incurred per category per month will not exceed the amount therefor set forth on such Annex 5.2(q)) or (ii) expenditures that do not exceed $3,000,000 in the aggregate;

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enter into any contract that would constitute a Material Contract (as defined in the Merger Agreement) under clauses (i), (iv), (v), (vi), (vii), (viii) or (ix) of the definition of “Material Contract” if it were in effect as of the date of the Merger Agreement or, outside the ordinary course of business consistent with past practice, enter into any other contract that would constitute a Material Contract if it were in effect as of the date of the Merger Agreement;

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amend, modify, renew, terminate, cancel or extend in any material adverse respect any Material Contract (other than terminations thereof upon the expiration of any such Material Contract in accordance with its terms and renewals of existing contracts on substantially similar terms);

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waive, release, assign or otherwise forego any material right or claim of U.S. Xpress or any of its subsidiaries under any Material Contract;

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maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice;

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engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of U.S. Xpress or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

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implement, announce or effectuate a “plant closing” or “mass layoff” (each as defined in the WARN Act) or other mass employee layoff event affecting in whole or in part any site of employment, facility or operating unit; or

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enter into, or agree or commit to enter into, a contract to take any of the foregoing actions.

No Solicitation of Acquisition Proposals; Changes in Special Committee Recommendation
From the date of the Merger Agreement and continuing until the effective time of the Merger (or the earlier termination of the Merger Agreement), except as expressly permitted by Section 5.4 of the Merger Agreement, U.S. Xpress has agreed that it, its subsidiaries and their respective directors and officers will not, and U.S. Xpress will not authorize or direct, and will use its reasonable best efforts to cause its and its subsidiaries’ other employees, consultants and other representatives not to, directly or indirectly:
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solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any offer, inquiry, indication of interest or proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal;

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furnish to any person or group (other than Knight-Swift, its subsidiaries or any of their respective representatives in their capacity as such) any non-public information relating to U.S. Xpress or any of its subsidiaries or afford to any person or group (other than Knight-Swift, its subsidiaries or any of their respective representatives in their capacity as such) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any offer, inquiry, indication of interest or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal;
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participate or engage in discussions or negotiations with any person or group with respect to an Acquisition Proposal or with respect to any inquiries from persons relating to any offer, indication of interest or proposal relating to an Acquisition Proposal, other than informing such persons of the provisions contained in Section 5.4 of the Merger Agreement;

•
approve, endorse or recommend any offer, inquiry, indication of interest or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

•
enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract (whether written, oral, binding or non-binding) relating to an Acquisition Proposal or Acquisition Transaction, other than, in each case, an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Proposal or Acquisition Transaction, an “Alternative Acquisition Agreement”); or

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authorize or commit to do any of the foregoing.

Notwithstanding the foregoing, from the date of the Merger Agreement until U.S. Xpress’ receipt of the required stockholder approval, U.S. Xpress and the Special Committee may, directly or indirectly through one or more of their respective representatives (including the Special Committee’s financial advisor), following the execution and delivery of an Acceptable Confidentiality Agreement (as defined in the Merger Agreement):
•
participate or engage in discussions or negotiations with such person or group or their respective representatives that has made, renewed or delivered such bona fide written Acquisition Proposal;

•
furnish any non-public information relating to the Company or any of its Subsidiaries to such person or group or their respective representatives that has made, renewed or delivered such bona fide written Acquisition Proposal; or

•
afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries to, in each case, any person or group or their respective representatives that has made, renewed or delivered to the Company a bona fide written Acquisition Proposal that did not result from a material breach of the foregoing covenants.

U.S. Xpress and the Special Committee may only take the actions contemplated by the preceding sentence if the Special Committee determines in good faith, after consultation with U.S. Xpress’ financial advisor and outside legal counsel, that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal.
U.S. Xpress has agreed to promptly (but in no event later than 36 hours following the disclosure thereof) make available to Knight-Swift and its representatives any such non-public information concerning U.S. Xpress and its subsidiaries that is provided to any such person or its representatives that was not previously made available to Knight-Swift.
U.S. Xpress has agreed to promptly (but in no event later than 36 hours from the receipt thereof) notify Knight-Swift in writing if an Acquisition Proposal is received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, U.S. Xpress or any of its representatives with respect to an Acquisition Proposal or potential Acquisition Proposal. Such notice must include (A) the identity of the person or group making such Acquisition Proposal, request or seeking of discussions or negotiations; and (B) a summary of the material terms, conditions or other aspects of such Acquisition Proposal, request or seeking of discussions or negotiations and, if in writing, a copy thereof and all written materials received in connection therewith. Thereafter, U.S. Xpress must keep Knight-Swift reasonably informed, on a reasonably prompt basis (and in any event within 24 hours), of the status and terms of, any developments regarding, any such Acquisition Proposal (including any amendments thereto) and the status of any such discussions or negotiations, including by providing copies of all written materials (other than non-substantive written communications) sent to or from U.S. Xpress or any of its representatives relating to such Acquisition Proposal.
For the purposes of this proxy statement and the Merger Agreement:
•
“Acquisition Proposal” means any inquiry, offer, proposal or indication of interest to U.S. Xpress or the Board (or any committee thereof, including the Special Committee) or publicly made to U.S. Xpress’ stockholders to engage in an Acquisition Transaction or otherwise relating to an Acquisition Transaction.

•
“Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving (i) any direct or indirect purchase or other acquisition by any person or group (other than Knight-Swift or Merger Subsidiary or any of their affiliates), whether from U.S. Xpress or any other person, of securities representing more than 15 percent of the total outstanding voting power or economic interest of the equity securities of U.S. Xpress after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or group that, if consummated in accordance with its terms, would result in such person or group beneficially owning more than 15 percent of the total outstanding voting power or economic interest of the equity securities of U.S. Xpress after giving effect to the consummation of such tender offer or exchange offer; (ii) any direct or indirect license (other than non-exclusive licenses entered into in the ordinary course of business), lease, purchase or other acquisition by any person or group (other than Knight-Swift or Merger Subsidiary or any of their affiliates) of assets (including equity securities of U.S. Xpress’ subsidiaries) constituting or accounting for more than 15 percent of the consolidated revenue, consolidated net income or consolidated assets of U.S. Xpress and its subsidiaries, taken as a whole; or (iii) any merger, consolidation, business combination, exchange recapitalization, reorganization, liquidation, dissolution, joint venture or other transaction involving U.S. Xpress or any of its subsidiaries after giving effect to which (A) any person or group (other than Knight-Swift or Merger Subsidiary or any of their affiliates) would (x) hold securities representing more than 15 percent of the total outstanding voting power or economic interest of the equity securities of U.S. Xpress (or the surviving company) outstanding after giving effect to the consummation of such transaction or (y) acquire assets (including equity securities of U.S. Xpress’ subsidiaries) constituting or accounting for more than 15 percent of the consolidated revenue, consolidated net income or consolidated assets of U.S. Xpress and its subsidiaries, taken as a whole or (B) U.S. Xpress’ stockholders immediately preceding such transaction hold less than 85 percent of the total outstanding equity securities (by vote or economic interests) in the surviving or resulting entity of such transaction.

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“Superior Proposal” means any bona fide written Acquisition Proposal on terms that the Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) would be more favorable to U.S. Xpress’ stockholders (in their capacity as such) from a financial point of view than the Merger (taking into account (i) any revisions to the Merger Agreement and the transaction documents contemplated thereby made or proposed in writing by Knight-Swift prior to the time of such determination; (ii) the availability of financing (to the extent applicable), likelihood of consummation in accordance with the terms of such Acquisition Proposal and regulatory considerations; and (iii) those other factors and matters deemed relevant in good faith by the Special Committee, which factors may include the (A) identity of the person making the proposal; and (B) legal, financial, timing and other aspects of such Acquisition Proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent” and all references to “85 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent.”

Except as expressly permitted by Section 5.4 of the Merger Agreement, at no time after the date of the Merger Agreement may the Special Committee:
•
withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Special Committee recommendation in a manner adverse to Knight-Swift;

•
adopt, approve, endorse, declare advisable, recommend or publicly propose to adopt, approve, endorse or recommend an Acquisition Proposal;

•
if an Acquisition Proposal has been publicly disclosed, fail to publicly reaffirm the Special Committee recommendation within seven (7) business days after Knight-Swift so reasonably requests in writing (provided, that if an Acquisition Proposal is a tender or exchange offer, the Special Committee will have ten (10) business days after the commencement thereof to reaffirm the Special Committee recommendation);

•
make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Special Committee to U.S. Xpress’ stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication);

•
fail to recommend against acceptance of any third party tender or exchange offer for the shares of U.S. Xpress stock within ten (10) business days after commencement of such offer pursuant to Rule 14d-2 of the Exchange Act;

•
fail to include the Special Committee recommendation in this proxy statement;

•
resolve or publicly propose to take any of the foregoing actions (we refer to each of the actions described in the foregoing bullet points as a “Company Recommendation Change”); or

•
cause or permit U.S. Xpress or any of its subsidiaries to enter into an Alternative Acquisition Agreement.

Notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the required stockholder approval, the Special Committee may effect a Company Recommendation Change in response to an Intervening Event (as defined below) if and only if:
•
the Special Committee determines in good faith, after consultation with U.S. Xpress’ financial advisor and outside legal counsel, that the failure to take such action would be inconsistent with the Special Committee’s fiduciary duties pursuant to applicable law;

•
U.S. Xpress has provided prior written notice to Knight-Swift at least four business days in advance to the effect that the Special Committee has (A) so determined and (B) resolved to effect a Company Recommendation Change pursuant to the Merger Agreement, which notice will describe the Intervening Event in reasonable detail; and

•
prior to effecting such Company Recommendation Change, U.S. Xpress and its representatives, until 5:00 p.m. at the end of such four business day period, have negotiated with Knight-Swift and its representatives in good faith (to the extent that Knight-Swift requests to negotiate) to make such adjustments to the terms and conditions of the Merger Agreement and the transaction documents contemplated thereby so that the failure to make a Company Recommendation Change in response to such Intervening Event would no longer be inconsistent with the Special Committee’s fiduciary duties pursuant to applicable law, as determined in good faith by the Special Committee (after consultation with its financial advisor and outside legal counsel), it being understood that at the end of such four business day period, the Special Committee must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable law.

For purposes of this proxy statement and the Merger Agreement, an “Intervening Event” means any change, event, condition, development, effect, occurrence or circumstance, or any material consequence of such change, event, condition, development, effect, occurrence or circumstance, occurring after the date of the Merger Agreement, that (i) was not known or reasonably foreseeable, in each case based on facts known to the Special Committee as of the date of this Agreement; and (ii) does not relate to (A) an Acquisition Proposal, (B) any change in the U.S. Xpress stock price, in and of itself (it being understood that the cause of such change may be taken into consideration unless otherwise excluded pursuant to this definition), or (C) the fact that U.S. Xpress’ performance exceeds (x) any public estimates of U.S. Xpress’ revenue, earnings or other financial performance or results of operations for any period; or (y) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of such performance may be taken into consideration with respect to clauses (x) and (y) unless otherwise excluded pursuant to this definition).

Notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the required stockholder approval, if U.S. Xpress has received a bona fide written Acquisition Proposal that the Special Committee has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Special Committee may (i) effect a Company Recommendation Change with respect to such Superior Proposal or (ii) authorize U.S. Xpress to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:
•
the Special Committee determines in good faith, after consultation with U.S. Xpress’ financial advisor and outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the Special Committee’s fiduciary duties pursuant to applicable law;

•
U.S. Xpress has complied in all material respects with its obligations pursuant to the Merger Agreement with respect to such Acquisition Proposal;

•
U.S. Xpress has provided prior written notice to Knight-Swift at least four business days in advance (the “Notice Period”) to the effect that the Special Committee has (A) received a bona fide written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Recommendation Change or to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal pursuant to the Merger Agreement, which notice will describe the basis for such Company Recommendation Change or termination (but which notice will not in and of itself constitute a Company Recommendation Change), including the identity of the person or group making such Acquisition Proposal and the material terms of such Acquisition Proposal and include copies of all documents relating to such Acquisition Proposal (including any financing commitments); and

•
prior to effecting such Company Recommendation Change or termination, U.S. Xpress and its representatives, until 5:00 p.m. on the last day of the Notice Period, have (A) negotiated with Knight-Swift and its representatives in good faith (to the extent that Knight-Swift requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the Transaction Documents so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (B) permitted Knight-Swift and its representatives to make a presentation to the Special Committee regarding this Agreement and any adjustments with respect thereto (to the extent that Knight-Swift requests to make such a presentation), it being understood that (a) in the event of any change to the form or amount of consideration or any other material revision, amendment, update or supplement to such Acquisition Proposal, U.S. Xpress will be required to deliver a new written notice to Knight-Swift and to comply with the requirements of the Merger Agreement with respect to such new written notice (with the Notice Period in respect of such new written notice being two business days); and (b) at the end of the Notice Period, the Special Committee must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such bona fide written Acquisition Proposal is a Superior Proposal.

So long as the Special Committee expressly reaffirms the Special Committee recommendation in such public disclosure (other than in a customary “stop, look and listen” communication to U.S. Xpress’ stockholders pursuant to Rule 14d-9 promulgated under the Exchange Act), subject to compliance with the Merger Agreement, nothing in the Merger Agreement will prohibit the Special Committee from (A) taking and disclosing to U.S. Xpress’ stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including making a “stop, look and listen” communication by the Special Committee to U.S. Xpress’ stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (C) making any disclosure to U.S. Xpress’ stockholders (including factually accurate disclosure regarding the business, financial condition or results of operations of U.S. Xpress) that the Special Committee, after consultation with its outside legal counsel, has determined in good faith is consistent with applicable law (it being understood that any such action or disclosure that constitutes a Company Recommendation Change will be made only in compliance with the applicable provisions of Section 5.4 of the Merger Agreement).

Stockholder Meeting
Unless the Special Committee has made a Company Recommendation Change in response to a Superior Proposal, U.S. Xpress has agreed that the Special Committee will make the Special Committee recommendation, include such recommendation in this proxy statement, and that U.S. Xpress will use its reasonable best efforts to solicit proxies to obtain the required stockholder approval. U.S. Xpress will cause the Special Meeting of the stockholders to be duly called, noticed, convened and held as soon as reasonably practicable following the date on which this proxy statement is cleared by the SEC.
Notwithstanding the foregoing, U.S. Xpress may adjourn or postpone the Special Meeting:
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if at the time for which the Special Meeting is scheduled as set forth in this proxy statement, there are insufficient shares of U.S. Xpress stock represented (in person or by proxy) to constitute a quorum at the Special Meeting;

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as otherwise required by applicable law, order or request from the SEC;

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to ensure that any required supplement or amendment to this proxy statement is provided to our stockholders within a reasonable amount of time in advance of the Special Meeting;

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Knight-Swift has so consented in writing; or

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to allow additional time for the solicitation of votes in order to obtain the required stockholder approval (provided that the Special Meeting will not be postponed or adjourned by more than 10 business days pursuant to this bullet point).

However, without the prior written consent of Knight-Swift (which will not be unreasonably withheld, conditioned or delayed), the Special Meeting will not be postponed or adjourned by more than 10 business days for each event giving rise to such a postponement or adjournment.
Consents, Approvals and Filings
General
Under the Merger Agreement, Knight-Swift and Merger Subsidiary, on the one hand, and U.S. Xpress, on the other hand, have agreed to use their respective reasonable best efforts to (i) take, or cause to be taken, all actions; (ii) do, or cause to be done, all things; and (iii) assist and cooperate with the other parties in doing, or causing to be done, all things, in each case as are necessary, proper or advisable under applicable law or otherwise to consummate and make effective, the Charter Amendment and Merger, including by using:
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reasonable best efforts to cause the closing conditions to the Merger to be satisfied;

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reasonable best efforts to (1) seek to obtain all consents, waivers, approvals, orders and authorizations from governmental authorities; and (2) make all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the Merger; and

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commercially reasonable best efforts to (1) seek to obtain all consents, waivers and approvals; and (2) deliver all notifications, in each case pursuant to any material contracts in connection with the Merger Agreement and the consummation of the Merger so as to seek to maintain and preserve the benefits to the surviving corporation of such material contracts as of and following the consummation of the Merger.

U.S. Antitrust Clearance
Under the HSR Act and related rules, the Merger may not be completed until HSR Act notification and report forms have been filed with the Antitrust Division of the United States Department of Justice and the Federal Trade Commission (which we refer to as the “FTC”) and the statutory waiting period (including any extension thereof) applicable to the Merger has expired or has been terminated.
To the extent necessary to obtain clearance of the Merger pursuant to the HSR Act, each of Knight-Swift and Merger Subsidiary will offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (i) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights or businesses of Knight-Swift, U.S. Xpress or any of their respective subsidiaries and (ii) any other restrictions on the activities of Knight-Swift, U.S. Xpress and their respective subsidiaries. However, neither Knight-Swift nor Merger Subsidiary have an obligation to offer, negotiate, commit to or effect any action (1) that is not conditioned upon the consummation of the Merger or (2) that, when taken together with all other actions, efforts or agreements set forth in the Merger Agreement would reasonably be expected to have a material adverse effect on the business, operations, financial condition or results of operations of Knight-Swift and its subsidiaries (including U.S. Xpress and its subsidiaries), taken as a whole (assuming for purposes of such analysis that Knight-Swift and its subsidiaries (including U.S. Xpress and its subsidiaries), taken as a whole, were the same size, with the same financial profile, as U.S. Xpress and its subsidiaries, taken as a whole). U.S. Xpress will not, prior to the effective time of the Merger, propose, negotiate, commit to, effect, or agree to any actions, efforts or agreement except at the request of Knight-Swift or with Knight-Swift’s prior written consent. Nothing in the Merger Agreement requires U.S. Xpress to commit to or effect any action, effort, or agreement that is not conditioned upon the consummation of the Merger.
At any time before the effective time of the Merger, notwithstanding the expiration or termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the Department of Justice, or any state could take such action under antitrust laws as it deems necessary or desirable in the public interest with respect to the Merger, including seeking to enjoin the completion of the Merger, to rescind the Merger or to conditionally approve the Merger upon the divestiture of assets, or to impose restrictions on the operations of U.S. Xpress or Knight-Swift following the completion of the Merger. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There can be no assurance that the Merger will not be challenged on antitrust grounds or, if such a challenge is made, that the challenge will not be successful.
Employee Benefits Matters
If the effective time of the Merger occurs in calendar year 2023, from the effective time of the Merger and through December 31, 2023, the surviving corporation and its subsidiaries will (and Knight-Swift will cause the surviving corporation and its subsidiaries to) provide employees employed by U.S. Xpress immediately prior to the effective time of the Merger who continue to be so employed as of immediately following the effective time of the Merger (each, a “Continuing Employee”) with (i) base salary or hourly wages which are no less favorable than the base salary or hourly wages provided by U.S. Xpress immediately prior to the closing of the Merger, (ii) target bonus opportunities which are no less favorable than the target bonus opportunities provided by U.S. Xpress immediately prior to the closing of the Merger, (iii) employee benefits (excluding employee stock purchase plans, equity or equity-based benefits, retention, change in control, nonqualified deferred compensation, incentive, bonus, transaction benefits, defined benefit pension, severance, termination pay, or post-employment health and welfare benefit plans or arrangements (collectively, the “Excluded Arrangements”)) that are no less favorable, in the aggregate, to those in effect at U.S. Xpress on the date of the Merger Agreement under U.S. Xpress’ benefit plans specified in the Company Disclosure Letter and (iv) severance benefits that are no less favorable than those in effect at U.S. Xpress on the date of the Merger Agreement under U.S. Xpress’ benefit plans specified in the Company Disclosure Letter.
From the later of the effective time of the Merger and January 1, 2024 through the date that is 12 months following the effective time of the Merger, the surviving corporation and its subsidiaries will (and Knight-Swift will cause the surviving corporation and its subsidiaries to) provide Continuing Employees with (i) base salary or hourly wages that are no less favorable than the base salary or hourly wages, as applicable, provided by either (as determined by Knight-Swift in its discretion) (A) U.S. Xpress to the Continuing Employee immediately prior to the closing of the merger or (B) Knight-Swift or its subsidiaries to similarly situated employees of Knight-Swift or its subsidiaries; (ii) employee benefits (excluding Excluded Arrangements) that are no less favorable than either (as determined by Knight-Swift in its discretion) the employee benefits (excluding Excluded Arrangements) (A) in effect at U.S. Xpress on the date of the Merger Agreement under U.S. Xpress’ benefit plans specified in the Company Disclosure Letter or (B) provided by Knight-Swift or its subsidiaries to similarly situated employees of Knight-Swift or its subsidiaries; and (iii) severance benefits that are no less favorable than either (as determined by Knight-Swift in its discretion) the severance benefits (A) in effect at U.S. Xpress on the date of the Merger Agreement under U.S. Xpress’ benefit plans specified in the Company Disclosure Letter or (B) provided by Knight-Swift to similarly situated employees of Knight-Swift or its subsidiaries.
Knight-Swift and the surviving corporation will use commercially reasonable efforts to cause (i) each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all employee benefit plans sponsored by Knight-Swift (other than the Company benefit plans) (we refer to such plans as the “New Plans”) to the extent that coverage pursuant to any New Plan replaces coverage pursuant to a comparable Company benefit plan in which such Continuing Employee participates immediately before the effective time of the Merger (we refer to such plans as the “Old Plans”) and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability or other welfare benefits to any Continuing Employee, all waiting periods, pre-existing conditions or limitations, physical examination requirements, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents (to the same extent such conditions, limitations or requirements were met or otherwise not applicable to such Continuing Employee under the Old Plans as of the effective time of the Merger), and any eligible expenses incurred by such Continuing Employee and his or her covered dependents under an Old Plan providing group health benefits during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee’s participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
Effective no later than the day immediately preceding the closing, U.S. Xpress will terminate, or cause to be terminated, any Company benefit plan that Knight-Swift has requested to be terminated by providing written notice to U.S. Xpress at least 15 days prior to the closing of the Merger. In the event that Knight-Swift requests termination of a Company benefit plan, U.S. Xpress, or its applicable subsidiary, will adopt written resolutions to terminate such Company benefit plan, and U.S. Xpress will take, or will cause to be taken, such other actions as are reasonably requested by Knight-Swift to effectuate such termination. No later than the day immediately preceding the closing of the Merger, U.S. Xpress will provide Knight-Swift with evidence that such Company benefit plans have been terminated.
Directors’ and Officers’ Indemnification and Insurance
Knight-Swift has agreed to cause the surviving corporation, and the surviving corporation has agreed to, provide certain indemnification and insurance to the Indemnified Persons (as such term is defined below), including the following:
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Knight-Swift will cause the surviving corporation and its subsidiaries to honor and fulfill, in all respects, the obligations of U.S. Xpress pursuant to (i) the articles of incorporation, bylaws and other similar organizational documents and (ii) any indemnification agreements or the indemnification provisions of any other contract containing indemnification provisions (including employment agreements) between U.S. Xpress, on the one hand, and any of its current or former directors or officers (and any person who becomes a director or officer of U.S. Xpress prior to the effective time of the Merger, collectively, the “Indemnified Persons”), on the other hand; provided that, in the case of foregoing clause (ii), only to the extent such indemnification agreement or other contract was in effect as of the date of the Merger Agreement;

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During the period commencing at the effective time of the Merger and ending on the sixth anniversary of the effective time of the Merger, Knight-Swift will cause the surviving corporation and its subsidiaries to provide that the articles of incorporation, bylaws and other similar organizational documents of the surviving corporation contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in U.S. Xpress’ articles of incorporation and bylaws in existence on March 20, 2023;

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During the period commencing at the effective time of the Merger and ending on the sixth anniversary of the effective time of the Merger, Knight-Swift will cause the surviving corporation to indemnify and hold harmless, to the fullest extent permitted by applicable law, each Indemnified Person (in their capacity as such) from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any threatened or actual claim, suit, action, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent that such claim, suit, action, proceeding or investigation is based on, arises from, or directly or indirectly, out of (i) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director or officer of U.S. Xpress (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the effective time of the Merger) and (ii) the fact that such Indemnified Person is or was a director (including in a capacity as a member of any board committee) or officer of U.S. Xpress; and
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During the period commencing at the effective time of the Merger and ending on the sixth anniversary of the effective time of the Merger, the surviving corporation will (and Knight-Swift will cause the surviving corporation to) maintain in effect U.S. Xpress’ current directors’ and officers’ liability insurance in effect as of the date of the Merger Agreement in respect of acts or omissions occurring at or prior to the effective time of the Merger (including claims with respect to the approval of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger and the Charter Amendment). Prior to the effective time of the Merger, and in lieu of maintaining such insurance pursuant to the foregoing sentence, U.S. Xpress may (and at Knight-Swift’s request, will) purchase a prepaid “tail” policy with respect to the directors’ and officers’ liability insurance. The surviving corporation will (and Knight-Swift will cause the surviving corporation to) maintain the tail policy in full force and effect and continue to honor its obligations thereunder for so long as the tail policy is in full force and effect.

Other Covenants and Agreements
The Merger Agreement contains certain other covenants and agreements, including, but not limited to, covenants relating to:
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U.S. Xpress providing reasonable access to information about U.S. Xpress and any of its subsidiaries to Knight-Swift and its representatives;

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Knight-Swift causing Merger Subsidiary to perform its obligations under the Merger Agreement;

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U.S. Xpress and Knight-Swift consulting with each other before issuance of any press release or other public statements;

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U.S. Xpress and Knight-Swift providing each other prompt notice of (i) the receipt of any written notice or other material communication from any person or entity alleging that the consent of such person or entity is required in connection with the transactions contemplated by the Merger Agreement, (ii) any written notice or other communication from any governmental authority in connection with the transactions contemplated by the Merger Agreement, (iii) any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of the respective party, threatened against such party, any of its subsidiaries, that relate to the consummation of the transactions contemplated by the Merger Agreement and (iv) any representation or warranty made in the Merger Agreement becoming untrue or inaccurate or any failure to comply with any covenant to be complied with under the Merger Agreement such that the conditions to closing would not be satisfied;

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Providing prompt notice of, and the control, defense and settlement of, any litigation brought by U.S. Xpress’ stockholders against U.S. Xpress or its directors and officers arising out of or relating to the transactions contemplated by the Merger Agreement;

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U.S. Xpress providing all reasonable cooperation in connection with the arrangement of any financing to be obtained by Knight-Swift and its subsidiaries in connection with the Merger;

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Knight-Swift, U.S. Xpress and the Special Committee to take all actions within their power to ensure that no “anti-takeover” statute (including, without limitation, NRS 78.378 to 78.3793, inclusive, and NRS 78.411 to 78.444, inclusive) or similar statute or regulation (or provision of U.S. Xpress’ articles of incorporation or bylaws or organizational documents of its subsidiaries) is or becomes applicable to the Merger Agreement or the transactions contemplated by the Merger Agreement;

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Repayment and discharge in full all amounts outstanding under the terms of the Credit Agreement; and

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U.S. Xpress cooperating with Knight-Swift and using its reasonable best efforts to take all actions and do all things reasonably necessary, proper or advisable to delist Class A common stock from the NYSE as promptly as practicable after the effective time of the Merger and cause the deregistration of our Class A common stock pursuant to the Exchange Act as promptly as practicable after such delisting.

Conditions to Completion of the Merger
The respective obligations of each of the parties to the Merger Agreement to effectuate the Charter Amendment and consummate the Merger is subject to the satisfaction or waiver (if permissible under applicable law) at or prior to the closing of the following conditions:
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the obtainment of the required stockholder approval;

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the expiration or termination of the applicable waiting periods (and any extension thereof) under the HSR Act; and

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the absence of (i) any temporary restraining order, preliminary or permanent injunction issued by any court of competent jurisdiction or other order, legal or regulatory restraint or prohibition preventing the consummation of the Charter Amendment or the Merger, (ii) any action will have been taken by any governmental authority of competent jurisdiction and (iii) any law enacted, entered, enforced, or deemed applicable to the Merger, that, in the case of each of the foregoing clauses (i), (ii) or (iii), prevents, materially restrains, materially impairs, or makes illegal the consummation of the Charter Amendment or the Merger, or would otherwise have such effect (collectively, the “Restraints”).

In addition, Knight-Swift’s and Merger Subsidiary’s obligations to effect the Merger are subject to the fulfillment (or waiver in writing by Knight-Swift, if permissible under applicable law) of the following additional conditions:
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U.S. Xpress having performed and complied with, in all material respects, all of its covenants, obligations, and agreements in the Merger Agreement required to be performed by it at or prior to the effective time of the Merger;

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subject to the standards and qualifications set forth in the Merger Agreement, the accuracy of the representations and warranties of the Company;

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Knight-Swift shall have received a certificate signed by an executive officer of the Company certifying that the conditions described in the preceding two bullet points have been satisfied; and

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since March 20, 2023, the non-occurrence of a Company Material Adverse Effect.

In addition, U.S. Xpress’ obligation to effect the Merger is subject to the fulfillment (or waiver in writing by U.S. Xpress, if permissible under applicable law) of the following additional conditions:
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each of Knight-Swift and Merger Subsidiary having performed and complied with, in all material respects, all of their respective covenants, obligations, and agreements in the Merger Agreement required to be performed by Knight-Swift or Merger Subsidiary at or prior to the effective time of the Merger;

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subject to the standards and qualifications set forth in the Merger Agreement, the accuracy of the representations and warranties of Knight-Swift and Merger Subsidiary; and

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the Company shall have received a certificate signed by an executive officer of Knight-Swift and Merger Subsidiary certifying that the conditions described in the preceding two bullet points have been satisfied.

The Merger is not subject to a financing condition.
Termination of the Merger Agreement
The Merger Agreement may be terminated, and the Merger may be abandoned at any time prior to the effective time of the Merger (notwithstanding any adoption and approval by the sole stockholder of Merger Subsidiary or receipt of the required stockholder approval other than (x) with respect to the Knight-Swift’s termination of the Merger Agreement because a Company Recommendation Change has occurred prior to obtaining the required stockholder approval or (y) with respect to U.S. Xpress’ termination of the Merger Agreement to enter into an Alternative Acquisition Agreement to effect a Superior Proposal) by either U.S. Xpress or Knight-Swift, if:
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U.S. Xpress and Knight-Swift mutually agree in writing to terminate the Merger Agreement;

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if any Restraint has become final and non-appealable, provided that the right to terminate the Merger Agreement pursuant to this bullet point will not be available to any party that has materially breached its obligations in the Merger Agreement and such breach has been the primary cause of or primarily resulted in the final non-appealable Restraint;

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the Merger has not been consummated on or before 11:59 p.m. on December 20, 2023 (which we refer to as the “Termination Date”); provided, that if at the Termination Date, all of the conditions to the closing of Merger have been satisfied (or in the case of conditions that by their nature are to be satisfied at or immediately prior to the closing, are then capable of being satisfied if the closing were to take place on such date) or irrevocably waived by Knight-Swift and Merger Subsidiary or U.S. Xpress, as applicable, other than (i) the expiration of the applicable waiting period under the HSR Act (the “Regulatory Approval”) or (ii) a Restraint that relates to the Regulatory Approval (which we refer to as the “Select Restraints” and together with the “Regulatory Approval,” collectively the “Termination Date Regulatory Approval”), then either U.S. Xpress or Knight-Swift may, in its respective sole discretion, elect to extend the Termination Date to March 20, 2024, and such date will become the Termination Date for purposes of the Merger Agreement, by delivering written notice to the other Party no later than the Termination Date; provided, further, that the right to terminate the Merger Agreement pursuant to this bullet point will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Merger Agreement) has been the primary cause of, or primarily resulted in the failure of the effective time of the Merger to have occurred prior to the then-scheduled Termination Date; or

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the required stockholder approval has not been obtained at the Special Meeting (including any adjournment or postponement thereof) after a vote has been taken on the approval of the Merger Agreement, the Merger or the Charter Amendment.

In addition, Knight-Swift may terminate the Merger Agreement if:
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prior to obtaining the required stockholder approval, a Company Recommendation Change has occurred (which we refer to as the “Change of Recommendation Termination Right”); or

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subject to a cure period, U.S. Xpress has breached any of its representations or warranties (or any such representation or warranty has ceased to be true) or failed to perform any covenant or agreement on the part of U.S. Xpress set forth in the Merger Agreement such that the closing conditions in the first three bullets to the obligations of Knight-Swift and Merger Subsidiary to effect the Merger would not be satisfied (as described in the section of this proxy statement titled “The Merger Agreement — Conditions to Completion of the Merger”), except that Knight-Swift may not terminate the Merger Agreement pursuant to this provision if Knight-Swift is then in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in the Merger Agreement such that U.S. Xpress would be entitled to terminate the Merger Agreement pursuant to its corresponding provision (disregarding for this purpose the completion of the cure period thereunder).

In addition, U.S. Xpress may terminate the Merger Agreement if:
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prior to obtaining the required stockholder approval, in accordance with, and subject to compliance with, its obligations under Section 5.4 of the Merger Agreement, which include the obligation to not solicit Acquisition Proposals from third parties, in order to enter into an Alternative Acquisition Agreement to effect the transaction contemplated by a Superior Proposal (with such Alternative Acquisition Agreement being entered into substantially concurrently with the termination of the Merger Agreement (but in no case prior to the termination of the Merger Agreement)); provided that, U.S. Xpress pays to Knight-Swift the termination fee described in the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination” substantially concurrently with such termination pursuant to the Merger Agreement (which we refer to as the “Superior Proposal Termination Right”); or
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subject to a cure period, Knight-Swift or Merger Subsidiary has breached any of its representations or warranties (or any such representation or warranty has ceased to be true) or failed to perform any covenant or agreement on the part of Knight-Swift or Merger Subsidiary set forth in the Merger Agreement such that the closing conditions in the three bullets to the obligations of U.S. Xpress to effect the Merger would not be satisfied (as described in the section of this proxy statement titled “The Merger Agreement — Conditions to Completion of the Merger”), except that U.S. Xpress may not terminate the Merger Agreement pursuant to this provision if U.S. Xpress is then in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in the Merger Agreement such that Knight-Swift would be entitled to terminate the Merger Agreement pursuant to its corresponding provision (disregarding for this purpose the completion of the cure period thereunder).

Termination Fee; Effect of Termination
Under the Merger Agreement, U.S. Xpress will be required to pay Knight-Swift a termination fee of $12.6 million if:
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Knight-Swift terminates the Merger Agreement pursuant to the Change of Recommendation Termination Right; or

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U.S. Xpress terminates the Merger Agreement pursuant to the Superior Proposal Termination Right.

The termination fee will also be payable by U.S. Xpress to Knight-Swift if:
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the Merger Agreement is terminated by (i) U.S. Xpress or Knight-Swift due to the Merger having not been consummated on or before the Termination Date, (ii) U.S. Xpress or Knight-Swift due to the failure to obtain the required stockholder approval at the Special Meeting (including any adjournment or postponement thereof) after a vote taken thereon or (iii) by Knight-Swift due to the breach of any representation or warranty or failure to perform any covenant or agreement by U.S. Xpress that would cause the conditions in the first three bullets to the obligations of Knight-Swift and Merger Subsidiary to effect the Merger not to be satisfied (as described in the section of this proxy statement titled “The Merger Agreement — Conditions to Completion of the Merger”);

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prior to such termination (but after the date of the Merger Agreement) a “bona fide” Acquisition Proposal is made to U.S. Xpress, the Board or the Special Committee or is publicly announced or publicly disclosed; and

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within 12 months after such termination, an Acquisition Transaction is consummated or U.S. Xpress enters into a definitive merger or purchase agreement providing for the consummation of an Acquisition Transaction (with all references to 15% and 85% in the definition of Acquisition Transaction deemed to be references to 50%) that is subsequently consummated.

Notwithstanding the foregoing, in the event that a termination fee is payable as a result of the termination of the Merger Agreement prior to the Reduced Termination Fee End Time (as defined below) by U.S. Xpress to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, then the termination fee will be $6.3 million. For purposes of the Merger Agreement, the “Reduced Termination Fee End Time” means the later of (i) May 4, 2023 and (ii) in the event that any Notice Period properly commenced pursuant to the Merger Agreement begins on or prior to May 4, 2023, the next business day following the expiration of such Notice Period (as it may be extended pursuant to the Merger Agreement).
If U.S. Xpress fails to promptly pay the termination fee when due and, in order to obtain such payment, Knight-Swift commences a claim, suit, action or proceeding that results in a judgment against U.S. Xpress for such termination fee or any portion thereof, then U.S. Xpress will pay or cause to be paid to Knight-Swift the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) of Knight-Swift in connection with such claim, suit, action or proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate (as published in The Wall

Street Journal or, if not published in The Wall Street Journal, another authoritative source, on the date that such payment or portion thereof was required to be made) through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable law.
Special Committee
U.S. Xpress has agreed that, prior to the effective time of the Merger, for all purposes under the Merger Agreement, U.S. Xpress will act, including with respect to the granting of any consent, permission or waiver or the making of any determination in connection with this Agreement, the Rollover Agreement, the Support Agreement and the transactions contemplated hereby and thereby only as directed by the Special Committee or its designees, and Board will not (a) eliminate, revoke or diminish the power or authority of the Special Committee or (b) without the approval of the Special Committee, remove or cause the removal of any director of Board that is a member of the Special Committee as a member of the Special Committee.
Fees and Expenses
All fees and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by the Merger Agreement are completed, with certain exceptions expressly set forth in the Merger Agreement. These exceptions include the termination fee, as further described in the section of this proxy statement titled “The Merger Agreement — Termination Fee; Effect of Termination.”
Specific Performance
The Merger Agreement generally provides that the parties will be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions contained in the Merger Agreement, including the consummation of the Merger and the payment of the merger consideration.
Amendments; Waivers
Any provision of the Merger Agreement may be amended or waived by the parties to the Merger Agreement at any time by execution of an instrument in writing signed on behalf of each of Knight-Swift, Merger Subsidiary and U.S. Xpress (pursuant to authorized action by the Special Committee). After the required stockholder approval has been obtained, no amendment or waiver may be made to the Merger Agreement that would require the further approval of the holders of U.S. Xpress stock pursuant to the NRS without such approval having first been obtained. U.S. Xpress may not take or authorize any such action without the prior approval of the Special Committee.
Governing Law and Venue; Waiver of Jury Trial
The Merger Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to the Merger Agreement or the actions of Knight-Swift, Merger Subsidiary or U.S. Xpress in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with the Merger Agreement or as an inducement to enter into the Merger Agreement), is governed by and construed in accordance with the laws of the State of Nevada including its statute of limitations without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause or permit the application of laws including any statute of limitations of any jurisdictions other than those of the State of Nevada. Each party to the Merger Agreement has irrevocably waived any and all right to trial by jury in any legal suit, action or proceeding arising out of or related to the Merger Agreement, the Merger, or the transactions contemplated by the Merger Agreement.

PROPOSAL 2: APPROVAL OF THE CHARTER AGREEMENT AMENDMENT
Charter Amendment Proposal
We are asking you to approve the Charter Amendment. For a summary of and detailed information regarding this proposal, see the information about the Charter Amendment throughout this proxy statement, including the information set forth in the section of this proxy statement titled “The Merger — Charter Amendment.” A copy of the Charter Amendment is attached to this proxy statement as Exhibit A to Annex A. You are urged to read the Charter Amendment carefully in its entirety.
We cannot adopt the Charter Amendment or complete the Merger without the receipt of the Charter Approval.
If you sign and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Board’s recommendation.
The Special Committee recommends that stockholders vote “FOR” the Charter Amendment Proposal to approve the Charter Amendment.

PROPOSAL 3: MAJORITY-OF-THE-MINORITY APPROVAL OF THE MERGER
Majority-of-the-Minority Approval Proposal
We are asking you, as the stockholders of U.S. Xpress other than the Excluded Stockholders, to separately approve the Merger, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose.
For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement and the Merger throughout this proxy statement, including the information set forth in the sections of this proxy statement titled “The Merger” and “The Merger Agreement.” A copy of the Merger Agreement is attached to this proxy statement as Annex A. You are urged to read the Merger Agreement carefully in its entirety.
We cannot complete the Merger without the approval of the Majority-of-the-Minority Approval Proposal. If you abstain from voting, fail to cast your vote, in person, online or by proxy, and fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote against the Majority-of-the-Minority Approval Proposal.
If you sign and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Special Committee’s recommendation.
The Special Committee of the Board unanimously recommends that U.S. Xpress stockholders vote “FOR” the Majority-of-the-Minority Approval Proposal.

PROPOSAL 4: ADVISORY VOTE TO APPROVE MERGER-RELATED COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Advisory Compensation Proposal
We are asking you to approve, by a non-binding, advisory vote, the compensation arrangements disclosed in this proxy statement that may be payable to U.S. Xpress’ named executive officers in connection with the completion of the Merger. This compensation is summarized in the sections of this proxy statement titled “The Merger — Interests of Certain Persons in the Merger” and “The Merger — Quantification of Potential Payments and Benefits to Our Named Executive Officers.” Our Board invites you to review carefully, the merger-related named executive officer compensation information contained herein.
The Special Committee recommends that stockholders vote “FOR” the following resolution:
“RESOLVED, that the compensation that will or may be paid or become payable to U.S. Xpress’ named executive officers in connection with the Merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in “The Merger — Quantification of Potential Payments and Benefits to Our Named Executive Officers” is hereby APPROVED.”
This proposal allows our stockholders to express their opinions regarding the compensation paid to our named executive officers. The vote on this proposal is a vote separate and apart from the vote to approve the Merger Proposal and the vote to approve the Majority-of-the-Minority Approval Proposal. Accordingly, you may vote not to approve the Advisory Compensation Proposal and vote to approve each of the Merger Proposal and the Majority-of-the-Minority Approval Proposal and vice versa. The vote to approve the Advisory Compensation Proposal is advisory in nature and, therefore, is not binding on U.S. Xpress, Knight-Swift, the Board and the board of directors of Knight-Swift, or their respective compensation committees, regardless of whether the Merger Proposal and the Majority-of-the-Minority Approval Proposal are approved. Approval of the Advisory Compensation Proposal is not a condition to completion of the Merger, and failure to approve this advisory matter will have no effect on the vote to approve the Merger Proposal or the vote to approve the Majority-of-the-Minority Approval Proposal. The merger-related named executive officer compensation to be paid in connection with the Merger is based on contractual arrangements with the named executive officers, and accordingly, the outcome of this advisory vote will not affect the obligation to make these payments.
If you sign and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Board’s recommendation.

PROPOSAL 5: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING
Adjournment Proposal
We are asking you to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies to vote in favor of the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve the Merger Proposal, the Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal, to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to U.S. Xpress’ stockholders within a reasonable amount of time prior to the Special Meeting or as otherwise required by applicable law or with the consent of the parties to the Merger Agreement.
In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting, and any adjournments or postponements thereof, to another time and place. If U.S. Xpress’ stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjournments or postponements thereof, including in any of the circumstances described above, to a later date and use the additional time to, among other things, solicit additional proxies in favor of the Merger Proposal, Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal, including the solicitation of proxies from holders of U.S. Xpress stock that have previously voted against the Merger Proposal, Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Proposal, Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal, we could adjourn the Special Meeting without a vote on the Merger Proposal, Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Proposal, Charter Amendment Proposal and/or the Majority-of-the-Minority Approval Proposal.
If the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. The Board believes that if the number of shares of U.S. Xpress stock present in person or represented at the Special Meeting and voting in favor of the Merger Proposal, Charter Amendment Proposal or the Majority-of-the-Minority Approval Proposal is not sufficient to approve the Merger Agreement or the Charter Amendment, it is in the best interests of the holders of U.S. Xpress stock to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Merger Agreement or the Charter Amendment.
If you sign and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Board’s recommendation.
The Special Committee recommends that stockholders vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of [April 20], 2023, the number of shares and percentage of outstanding shares of our Class A common stock and Class B common stock beneficially owned by:
•
each of our directors and named executive officers;

•
all of our executive officers and directors as a group; and

•
each person known to us to beneficially own 5% or more of any class of our Class A common stock or Class B common stock.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of [•], 2023, through the exercise of any stock option, warrants or other rights. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of [•], 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, we believe, based on information furnished to us, that the persons named in the table have sole voting and investment power with respect to all shares of common stock and common units held by that person. The information with respect to certain significant stockholders is based on filings by the beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) of the Exchange Act.
Applicable percentage ownership is based on [•] shares of our Class A common stock and [•] shares of Class B common stock outstanding as of [•], 2023. Unless otherwise indicated below, the address for each beneficial owner listed is c/o U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.

Beneficial Ownership in U.S. Xpress Enterprises, Inc.
	Class A Common Stock(1)		Class B Common Stock(2)
Name and Address of Beneficial Owners(3)	Amount and Nature of Beneficial Ownership	Percent of Class(4)	Amount and Nature of Beneficial Ownership	Percent of Class(4)	% of Total Voting Power(4)
Named Executive Officers
William E. Fuller(5)	929,816	2.3%	4,451,410	33.9%	21.8%
Eric Peterson(6)	692,226	1.7%	—	—	*
Max L. Fuller(7)	1,938,215	4.7%	8,661,754	66.1%	42.5%
Directors (Non-Officers)
Jon Beizer(8)	97,134	*	—	—	*
Edward “Ned” Braman(9)	80,134	*	—	—	*
Jennifer Buckner(10)	35,780	*	—	—	*
Michael Ducker(11)	45,461	*	—	—	*
Dennis Nash(12)	50,134	*	—	—	*
John Rickel(13)	157,634	*	—	—	*
All director and executive officers as a group (13 persons)(14)	4,556,250	11.1%	13,113,164	100.0%	65.8%
Holders of More than 5%
Parties subject to the Voting Agreement and Support Agreement(15) (16)	2,868,031	7.0%	13,113,164	100.0%	64.2%
Aristotle Capital Boston, LLC(17)	3,055,712	7.5%	—	—	2.9%
T. Rowe Price Investment Management, Inc.(18)	2,753,550	6.7%	—	—	2.6%
GAMCO Investors, Inc.(19)	2,125,425	5.2%			2.0%

*
Less than one percent (1%).

(1)
Class A common stock has one vote per share.

(2)
Class B common stock has five votes per share.

(3)
The business address of the directors, named executive officers, and the other executive officers is 4080 Jenkins Road, Chattanooga, TN 37421. The business address of Aristotle Capital Boston, LLC is One Federal Street, 36th Floor, Boston, MA 02110. The business address of T. Rowe Price Investment Management, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. is 101 E. Pratt Street, Baltimore, MD 21201. The business address of GAMCO Investors, Inc., Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company Investment Advisers, Inc., GGCP, Inc., GAMCO Investors, Inc., Associated Capital Group, Inc., and Mario J. Gabelli is One Corporate Center, Rye, NY 10580-1435.

(4)
Percentage ownership and percentage total voting power is based on 41,014,659 shares of Class A common stock and 13,113,164 shares of Class B common stock. The 41,014,659 shares of Class A common stock includes (i) 39,462,270 shares of Class A common stock outstanding as of [April 20], 2023, (ii) 1,136,489 shares of restricted Class A common stock subject to certain time vesting provisions, which carry voting rights, (iii) 100,002 shares of Class A common stock underlying Company RSUs that are held by persons in this table that are scheduled to vest within 60 days of [April 20], 2023 and do not carry voting rights, (iv) 315,898 shares of Class A common stock underlying options to purchase Class A common stock that are held by persons in this table. Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class.

(5)
Includes (i) 276,280 shares of Class A common stock held directly by William E. Fuller, (ii) 460,010 shares of restricted Class A common stock held directly by William E. Fuller, (iii) 193,526 options to purchase Class A common stock held directly by William E. Fuller, (iv) 848,528 shares of Class B common stock held directly by William E. Fuller, (v) 1,993,269 shares of Class B common stock held by the Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller, over which William E. Fuller and his mother, Janice Fuller, are the co-trustees and have shared dispositive power and William E. Fuller has sole voting power, and (vi) 1,609,613 shares of Class B common stock held by the Max Fuller Family Limited Partnership, over which William E. Fuller serves as the managing general partner and has sole voting and dispositive power. In association with a loan agreement, William E. Fuller has pledged as security 265,653 shares of Class A common stock. William E. Fuller, the Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller and the Max Fuller Family Limited Partnership are also party to a voting agreement described under footnote 15.
(6)
Includes (i) 485,020 shares of Class A common stock held directly by Eric Peterson, (ii) 143,479 shares of restricted Class A common stock held directly by Eric Peterson, and (iii) 63,727 options to purchase Class A common stock held directly by Eric Peterson.

(7)
Includes (i) 99,396 shares of Class A common stock held directly by Max L. Fuller, (ii) 121,692 shares of restricted Class A common stock held directly by Max L. Fuller, (iii) 58,645 options to purchase Class A common stock held directly by Max L. Fuller, (iv) 1,658,482 shares of Class A common stock held by Fuller Family Enterprises, LLC, over which Max L. Fuller and his wife, Janice Fuller, are the members and have shared dispositive power and Max L. Fuller has sole voting power, (v) 399,978 shares of Class B common stock held directly by Max L. Fuller, (vi) 2,753,926 shares of Class B common stock held by FSBSPE 1, LLC, (vii) 2,753,925 shares of Class B common stock held by FSBSPE 2, LLC, and (viii) 2,753,925 shares of Class B common stock held by FSBSPE 3, LLC. FSBSPE 1, LLC FSBSPE 2, LLC, and FSBSPE 3, LLC are wholly owned subsidiaries of Fuller Family Enterprises, LLC. In association with a loan agreement, Fuller Family Enterprises, LLC has pledged as security the equity interests in FSBSPE 1, FSBSPE 2, and FSBSPE 3. Max L. Fuller, Janice Fuller, and Fuller Family Enterprises, LLC are also party to a voting agreement described under footnote 15.

(8)
Represents 80,467 shares of Class A common stock held directly by Jon Beizer and 16,667 shares of Class A common stock underlying Company RSUs scheduled to vest within 60 days of [April 20], 2023.

(9)
Represents 63,467 shares of Class A common stock held directly by Edward “Ned” Braman and 16,667 shares of Class A common stock underlying Company RSUs scheduled to vest within 60 days of [April 20], 2023.

(10)
Represents 19,113 shares of Class A common stock held directly by Jennifer Buckner and 16,667 shares of Class A common stock underlying Company RSUs scheduled to vest within 60 days of [April 20], 2023.

(11)
Represents 28,794 shares of Class A common stock held directly by Michael Ducker and 16,667 shares of Class A common stock underlying Company RSUs scheduled to vest within 60 days of [April 20], 2023.

(12)
Represents 33,467 shares of Class A common stock held directly by Dennis Nash and 16,667 shares of Class A common stock underlying Company RSUs scheduled to vest within 60 days of [April 20], 2023.

(13)
Represents 140,967 shares of Class A common stock held directly by John Rickel and 16,667 shares of Class A common stock underlying Company RSUs scheduled to vest within 60 days of [April 20], 2023.

(14)
The other executive officers are Jason Grear, Justin Harness, Nathan Harwell, and Amanda Thompson. As of April 20, 2023, Jason Grear beneficially owned 101,884.857 shares of Class A common stock, comprised of 36,707 shares held directly, 18,033.857 shares held in an IRA, and 47,144 shares of restricted stock. Justin Harness beneficially owned 184,085 shares of Class A common stock, comprised of 68,680 shares held directly and 115,405 shares of restricted stock. Nathan Harwell beneficially owned 109,389 shares of Class A common stock, comprised of 17,291 shares held directly and 92,098 shares of restricted stock. Amanda Thompson beneficially owned 134,357 shares of Class A common stock, comprised of 48,991 shares held directly and 85,366 shares of restricted stock.

(15)
William E. Fuller, the Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller, the Max Fuller Family Limited Partnership, Max L. Fuller, Janice Fuller, Fuller Family Enterprises, LLC, Lisa M. Pate, the Anna Marie Quinn 2012 Irrevocable Trust FBO Lisa M. Pate (the “Lisa Pate Trust”), and Quinn Family Partners, L.P. (“Quinn Family Partners” and together with the Lisa Pate Trust, the “Pate Entities”) are parties to a voting agreement (the “Voting Agreement”). Under the Voting Agreement, each of William E. Fuller and Max L. Fuller and Lisa Pate and Janice Fuller have granted a successor the right to exercise all of the voting and consent rights of all Class B common stock beneficially owned by him or her upon his or her death or incapacity. William E. Fuller and Janice Fuller have each initially designated Max L. Fuller as his or her proxy and Max L. Fuller and Lisa Pate have each initially designated William E. Fuller as his or her proxy, in each case, if and for so long as such person remains qualified. To be qualified to serve as a successor, the potential successor must both (i) be active in the management of U.S. Xpress or serving on the Board at the time of and during the period of service as successor and (ii) own (or hold) shares of Class B common stock or be the beneficiary of a trust or other entity that holds Class B common stock on behalf of the potential successor at the time of and during the period of service as a successor. For each of William E. Fuller and Max L. Fuller and Lisa Pate and Janice Fuller, if no successor is qualified at the time of death or incapacity, then there will be no successor under the Voting Agreement. Additionally, during the term of the Voting Agreement, any voting control Janice Fuller would otherwise have with respect to shares of Class B common stock covered by the Voting Agreement will be exercised by Max L. Fuller until his death or incapacity, and then will pass in the order of succession under the Voting Agreement. The Voting Agreement will continue in effect until the earliest of the following: (i) June 13, 2033, (ii) none of William E. Fuller, Max L. Fuller, Lisa Pate and Janice Fuller holds Class B common stock, (iii) at such time as no individual named as a successor is qualified to be a successor, and (iv) the Voting Agreement is terminated by all parties to the Voting Agreement. On March 23, 2023, Lisa Pate and the Pate Entities voluntarily converted all shares of Class B common stock held by them to an equal number of shares of Class A common stock. As only shares of Class B common stock are subject to the Voting Agreement, Lisa Pate and the Pate Entities no longer have any obligations under the Voting Agreement. Accordingly, Lisa Pate and the Pate Entities are no longer members of a “group” under Section 13 of the Exchange Act in connection with the Voting Agreement. Accordingly, as of [April 20], 2023 the Voting Agreement includes (i) 848,528 shares of Class B common stock held directly by William E. Fuller, (ii) 1,993,269 shares of Class B common stock held by the Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller, (iii) 1,609,613 shares of Class B common stock held by the Max Fuller Family Limited Partnership, (iv) 399,978 shares of Class B common stock held directly by Max L. Fuller, (v) 2,753,926 shares of Class B common stock held by FSBSPE 1, LLC, (vi) 2,753,925 shares of Class B common stock held by FSBSPE 2, LLC, and (vii) 2,753,925 shares of Class B common stock held by FSBSPE 3, LLC. As a result of the Voting Agreement, William E. Fuller, the Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller, the Max Fuller Family Limited Partnership, Max L. Fuller, Janice Fuller, and Fuller Family Enterprises, LLC, may be deemed to be a “group” under Section 13 of the Exchange Act. Therefore, this item also includes (i) 276,280 shares of Class A common stock held directly by William E. Fuller, (ii) 460,010 shares of restricted Class A common stock held directly by William E. Fuller, (iii) 193,526 options to purchase Class A common stock held directly by William E. Fuller, (iv) 99,396 shares of Class A common stock held directly by Max L. Fuller, (v) 121,692 shares of restricted Class A common stock held directly by Max L. Fuller, (vi) 58,645 options to purchase Class A common stock held directly by Max L. Fuller, and (vii) 1,658,482 shares of Class A common stock held by Fuller Family Enterprises, LLC.
(16)
In connection with entering into the Merger Agreement, on March 20, 2023, U.S. Xpress, the members of the Special Committee and the Rollover Stockholders entered into the Support Agreement, pursuant to which, among other things, the Rollover Stockholders have granted an irrevocable proxy in favor of the Special Committee (acting as a majority) to vote the shares owned by the Rollover Stockholders: (i) in favor of (a) the approval of the Charter Amendment (as defined in the Merger Agreement), (b) the adoption of the Merger Agreement and the approval of the Merger, (c) the approval of any advisory proposal with respect to “golden parachute compensation,” (d) the approval of any proposal to adjourn or postpone any stockholder meeting relating to the Merger to a later date if U.S. Xpress proposes or requests such postponement or adjournment, and (e) the approval of any other proposal to be voted upon or consented to by U.S. Xpress’ stockholders at any stockholder meeting relating to the Merger or at other meeting of U.S. Xpress’ stockholders or in respect of any proposed action by written consent, the approval of which is necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, but only to the extent that such Rollover Shares are entitled to be voted on or consent to such proposal, and (ii) against (a) any proposal, action, or agreement that would reasonably be expected to result in a breach of any covenant, representation, or warranty or other obligation or agreement of U.S. Xpress contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (b) any proposal to amend the articles of incorporation or bylaws of the Company, other than the Charter Amendment, (c) any Acquisition Proposal, (d) any

reorganization, dissolution, liquidation, winding up, or similar extraordinary transaction involving U.S. Xpress (except as contemplated by the Merger Agreement), and (e) any other proposal, action, or agreement that would reasonably be expected to prevent or materially impede or materially delay the approval of the Charter Amendment or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement.
(17)
This information is based solely on a report on Schedule 13G/A filed with the SEC on February 14, 2023, by Aristotle Capital Boston, LLC. Aristotle Capital Boston, LLC has sole voting power with respect to 2,471,460 shares of Class A common stock, shared voting power with respect to no shares, sole dispositive power with respect to 3,055,712 shares of Class A common stock, and shared dispositive power with respect to no shares.

(18)
This information is based solely on a report on Schedule 13G filed with the SEC on February 14, 2023, jointly by T. Rowe Price Investment Management, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. T. Rowe Price Investment Management, Inc. has sole voting power with respect to 838,176 shares of Class A common stock, shared voting power with respect to no shares, sole dispositive power with respect to 2,753,550 shares of Class A common stock, and shared dispositive power with respect to no shares. T. Rowe Price Small-Cap Value Fund, Inc. has sole voting power with respect to 1,915,374 shares of Class A common stock, shared voting power with respect to no shares, sole dispositive power with respect to no shares of Class A common stock, and shared dispositive power with respect to no shares.

(19)
This information is based solely on a report on Schedule 13D filed with the SEC on April 10, 2023, jointly by GAMCO Investors, Inc., Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company Investment Advisers, Inc., GGCP, Inc., GAMCO Investors, Inc., Associated Capital Group, Inc., and Mario J. Gabelli. Gabelli Funds, LLC has sole voting power with respect to 1,194,468 shares of Class A common stock, shared voting power with respect to no shares, sole dispositive power with respect to 1,194,468 shares of Class A common stock, and shared dispositive power with respect to no shares. GAMCO Asset Management Inc. has sole voting power with respect to 73,412 shares of Class A common stock, shared voting power with respect to no shares, sole dispositive power with respect to 73,412 shares of Class A common stock, and shared dispositive power with respect to no shares. Gabelli & Company Investment Advisers, Inc. has sole voting power with respect to 857,545 shares of Class A common stock, shared voting power with respect to no shares, sole dispositive power with respect to 857,545 shares of Class A common stock, and shared dispositive power with respect to no shares.

NO DISSENTER’S OR APPRAISAL RIGHTS
Pursuant to NRS 92A.390, no holder of any shares of U.S. Xpress stock will have or be entitled to assert dissenter’s rights or any other rights of appraisal, pursuant to the NRS or otherwise, as a result of or in connection with the transactions contemplated by the Merger Agreement, including the Merger.

OTHER MATTERS
As of the date of this proxy statement the Board is not aware of any other matters to be presented for action at the Special Meeting. If any other matter should properly come before the Special Meeting, or any adjournment or postponement thereof, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.
No more than one copy of this proxy statement is being sent to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address. Stockholders may request a separate copy of this proxy statement by phone at (833) 879-7737 or writing to the following address: U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421, Attention: Investor Relations. Requests will be responded to promptly. Stockholders sharing an address who desire to receive multiple copies, or who wish to receive only a single copy, of this proxy statement may write to the above address or call the telephone number above to request a change.

STOCKHOLDER PROPOSALS
We held our last annual meeting of stockholders on May 25, 2022.
U.S. Xpress does not currently expect to hold an annual meeting of stockholders in 2023 (the “2023 Annual Meeting”) because, if the Merger is completed, we will cease to be an independent public company and will become a subsidiary of Knight-Swift, and you will no longer have an ownership interest in U.S. Xpress. U.S. Xpress will only hold the 2023 Annual Meeting if the Merger has not been completed and U.S. Xpress remains a public company. If the merger is not completed, you will continue to be entitled to attend and participate in stockholders’ meetings, including U.S. Xpress’ annual meetings of stockholders, and, if the Merger is not completed prior to the date thereof, we will provide notice of or otherwise publicly disclose the date on which the 2023 Annual Meeting will be held. If the 2023 Annual Meeting is held, stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for consideration at the 2023 Annual Meeting, in accordance with Rule 14a-8 under the Exchange Act and U.S. Xpress’ bylaws, as described below.
Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board for inclusion in our proxy statement for the 2023 Annual Meeting. Assuming a 2023 Annual Meeting held on [           ], 2023, any proposal of a stockholder intended to be included in our proxy statement and form of proxy or voting instruction form for the 2023 Annual Meeting pursuant to Rule 14a-8 of the SEC’s rules must have been received by us no later than December 15, 2022. If the date of the 2023 Annual Meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
Stockholders intending to present a proposal at the 2023 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, unless the 2023 Annual Meeting is not scheduled to be held within a period that commences thirty days before the anniversary date of our 2022 annual meeting of stockholders and ends seventy days after such anniversary date, in which case such written notice must be delivered not earlier than one hundred and twenty days prior to the 2023 Annual Meeting and not later than the later of (A) the tenth day following the day of the public announcement of the date of the 2023 Annual Meeting or (B) the date which is ninety (90) days prior to the date of the 2023 Annual Meeting. If necessary, we will publicly announce the deadline for submitting such proposal in a press release or in a document filed with the SEC. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than the close of business on [February 8, 2023] and no later than the close of business on [March 10, 2023]. The notice must contain the information required by the bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 70 days after [June 8, 2023], then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to the notice and information requirements contained in our bylaws, to comply with the universal proxy rules, stockholders who, in connection with our 2023 Annual Meeting, if held, intend to solicit proxies in support of director nominees other than U.S. Xpress’ nominees must provide notice that sets forth the information required by Rule 14a-19 no later than [April 9, 2023], unless the date of the 2023 Annual Meeting has changed by more than 30 calendar days from the anniversary date of our 2022 annual meeting of stockholders, in which case such notice must be provided by the later of 60 calendar days prior to the date of the 2023 annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by U.S. Xpress.
All proposals should be addressed to our Secretary at U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov.
Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, without charge, on or through our website, www.usxpress.com, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not part of this proxy statement.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement. Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.
The following filings with the SEC are incorporated by reference:
•
U.S. Xpress’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 28, 2023;

•
U.S. Xpress’ Definitive Proxy Statement on Schedule 14A for the 2022 annual meeting of stockholders, filed on April 14, 2022;

•
U.S. Xpress’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed on [•], 2023, and for the fiscal quarter ended September 30, 2022, filed on November 3, 2022;

•
U.S. Xpress’ Current Reports on Form 8-K filed on March 21, 2023, [•] and [•]; and

•
with respect to the LLC Agreement, Knight-Swift’s Current Report on Form 8-K filed on March 21, 2023.

We also incorporate by reference into this proxy statement additional documents filed by U.S. Xpress with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the date of this proxy statement until the earlier of the date of the Special Meeting or the termination of the Merger Agreement; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
If you would like to request documents from us, please do so as soon as possible to receive them before the Special Meeting. can be made by writing to Investor Relations at 4080 Jenkins Road, Chattanooga, Tennessee 37421 or by phone at (833) 879-7737. The documents may also be accessed on our website at investor.usxpress.com. Information contained on our website is not incorporated by reference into this proxy statement and you should not consider information contained on our website to be part of this proxy statement.

If you have any questions about this proxy statement, the Special Meeting or the Merger or need assistance with voting procedures, you should contact our proxy solicitor or us at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
USX@dfking.com
Call Collect: 212-269-5550
or
Toll-Free: 866-227-7300
U.S. Xpress has supplied all information relating to U.S. Xpress, and Knight-Swift has supplied all of the information relating to Knight-Swift and Merger Subsidiary contained in this proxy statement.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT, THE ANNEXES TO THIS PROXY STATEMENT AND THE DOCUMENTS THAT WE INCORPORATE BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [•], 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION.

ANNEX A: MERGER AGREEMENT
AGREEMENT AND PLAN OF MERGER
by and among
U.S. XPRESS ENTERPRISES, INC.
KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC.
and
LIBERTY MERGER SUB INC.
Dated as of March 20, 2023

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of March 20, 2023, by and among U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), Knight-Swift Transportation Holdings Inc., a Delaware corporation (“Parent”), and Liberty Merger Sub Inc., a Nevada corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Each of Parent, Merger Sub and the Company are sometimes referred to as a “Party” and collectively as the “Parties.” All capitalized terms that are used in this Agreement have the meanings given to them in Article I.
RECITALS
A.   The Company Board has established a special committee of the Company Board, comprised solely of independent and disinterested directors (the “Company Special Committee”), to, among other things, (i) review, evaluate and negotiate a strategic transaction in which one or more significant stockholders of the Company may have an interest that is in addition to, and/or different from, the interests of the Company’s stockholders as a whole, and (ii) determine what action should be taken by the Company, if any, with respect to such transactions.
B.   The Company Special Committee has unanimously (i) determined that this Agreement, the Support Agreement, and the other transactions contemplated by this Agreement, including the Charter Amendment and the merger of Merger Sub with and into the Company (all such transactions, collectively, the “Merger”), with the Company surviving the Merger as the surviving corporation (the “Surviving Corporation”), are advisable, fair to, and in the best interests of the Company and its stockholders (other than the Rollover Stockholders); (ii) adopted this Agreement pursuant to NRS 92A.120 and approved this Agreement, the Rollover Agreement, the Support Agreement and the transactions contemplated hereby and thereby, including the Charter Amendment and the Merger, and determined that this Agreement, the Rollover Agreement, the Support Agreement and the transactions contemplated hereby and thereby, including the Charter Amendment and the Merger, are advisable, fair to, and in the best interests of the Company and its stockholders (other than the Rollover Stockholders); (iii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement, and the consummation of the Charter Amendment and the Merger upon the terms and subject to the conditions set forth in this Agreement; and (iv) resolved, subject to Section 5.4, to submit this Agreement and the Merger to the stockholders of the Company for their approval at a meeting of the Company Stockholders and recommend that the stockholders of the Company vote in favor of the approval of this Agreement and the Merger and the approval of the Charter Amendment, in each case, in accordance with the NRS.
C.   Each of the board of directors of Parent and the board of directors of Merger Sub have (i) adopted this Agreement pursuant to NRS 92A.120 and approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger; (ii) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations under this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement; (iii) in the case of Merger Sub only, directed that this Agreement and the Merger be submitted to a vote of Merger Sub’s sole stockholder, which is an indirect Subsidiary of Parent; and (iv) in the case of Merger Sub only, recommended that Merger Sub’s sole stockholder vote in favor of the approval of this Agreement and the Merger in accordance with the NRS.
D.   Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, Parent, a Subsidiary of Parent and the Rollover Stockholders are entering into a Rollover Agreement (the “Rollover Agreement”), wherein immediately prior to the Effective Time, the Rollover Stockholders shall transfer and contribute, directly or indirectly, a portion of the shares of Company Common Stock (the “Rollover Shares”) held by them to such Subsidiary of Parent as specified in the Rollover Agreement.
E.   Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent, Merger Sub and the Company to enter into this Agreement, each of the Supporting Stockholders is granting to the members of the Company Special Committee (acting by a majority) (in their capacity as such, collectively, the “Proxy Holder”) an irrevocable proxy and entering into an agreement with the Proxy Holder and the Company (such proxy and agreement, collectively, the “Support

Agreement”), pursuant to which, subject to the terms and conditions therein, and among other things, the Supporting Stockholders irrevocably appoint the Proxy Holder as their proxy to vote all of the shares of Company Common Stock owned by them in favor of the approval and adoption of this Agreement and the Merger and the approval of the Charter Amendment.
AGREEMENT
The Parties therefore agree as follows:
ARTICLE I
DEFINITIONS & INTERPRETATIONS
Section 1.1 Certain Definitions. For all purposes of this Agreement, the following capitalized terms have the following respective meanings:
(a) “Acceptable Confidentiality Agreement” means a customary confidentiality agreement (whether in effect as of the execution of this Agreement or executed after the execution of this Agreement) (i) containing terms no less restrictive in any material respect to the counterparty than those contained in the Confidentiality Agreement, and (ii) that does not prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with Section 5.4, it being understood that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of, or amendment to, any Acquisition Proposal.
(b) “Acquisition Proposal” means any inquiry, offer, proposal or indication of interest to the Company or the Company Board (or any committee thereof, including the Company Special Committee) or publicly made to the stockholders of the Company with respect to, or otherwise relating to, an Acquisition Transaction or possible Acquisition Transaction.
(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving:
(i) any direct or indirect purchase or other acquisition by any Person or Group (other than Parent or Merger Sub or any of their Affiliates), whether from the Company or any other Person, of securities representing more than 15 percent of the total outstanding voting power or economic interest of the equity securities of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 15 percent of the total outstanding voting power or economic interest of the equity securities of the Company after giving effect to the consummation of such tender offer or exchange offer;
(ii) any direct or indirect license (other than non-exclusive licenses entered into in the ordinary course of business), lease, purchase or other acquisition by any Person or Group (other than Parent or Merger Sub or any of their Affiliates) of assets (including equity securities of the Company’s Subsidiaries) constituting or accounting for more than 15 percent of the consolidated revenue, consolidated net income or consolidated assets of the Company and its Subsidiaries, taken as a whole; or
(iii) any merger, consolidation, business combination, exchange, recapitalization, reorganization, liquidation, dissolution, joint venture or other transaction involving the Company or any of its Subsidiaries after giving effect to which (A) any Person or Group (other than Parent or Merger Sub or any of their Affiliates) would (x) hold securities representing more than 15 percent of the total outstanding voting power or economic interest of the equity securities of the Company (or the surviving company) outstanding after giving effect to the consummation of such transaction or (y) acquire assets (including equity securities of the Company’s Subsidiaries) constituting or accounting for more than 15 percent of the consolidated revenue, consolidated net income or consolidated assets of the Company and its Subsidiaries, taken as a whole or (B) the stockholders of the Company immediately preceding such transaction hold less than 85 percent of the total outstanding equity securities (by vote or economic interests) in the surviving or resulting entity of such transaction.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or economic interest, by contract or otherwise (provided that none of Parent or Merger Sub or any of their respective Subsidiaries shall be deemed to be Affiliates of (i) the Company or any of its Subsidiaries or (ii) any of the stockholder counterparties to the Support Agreement or the Rollover Agreement).
(e) “Antitrust Law” means, collectively, the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.
(f) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2022, set forth in the Company’s annual report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2022.
(g) “Business Day” means each day that is not a Saturday, Sunday or other day on which banks are required or authorized by Law to be closed in (i) New York, New York, (ii) Las Vegas, Nevada or (iii) Phoenix, Arizona.
(h) “Bylaws” means the Third Amended and Restated Bylaws of the Company in effect as of the date of this Agreement.
(i) “Capitalization Date” means 5:00 p.m. on March 17, 2023.
(j) “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020.
(k) “Charter” means the Third Amended and Restated Articles of Incorporation of the Company in effect as of the date of this Agreement.
(l) “Charter Amendment” means the amendment to the Charter in the form reflected in the Company Charter Amendment Certificate.
(m) “Chosen Courts” means the state courts of the State of Nevada sitting in Clark County, Nevada and any state appellate court therefrom within the State of Nevada (or, if such courts of the State of Nevada do not have subject matter jurisdiction, the United States District Court for the District of Nevada sitting in Clark County, Nevada).
(n) “Code” means the Internal Revenue Code of 1986, as amended.
(o) “Company Benefit Plan” means any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, bonus, stock option, stock purchase, restricted stock, restricted stock unit, stock appreciation, phantom equity, or other equity or equity-based award, performance award, incentive compensation, profit sharing, savings, retirement, disability, life insurance, health or medical benefits, employee assistance program, sick leave, vacation, deferred compensation, employment, consulting, severance, separation or termination pay, post-employment welfare, retirement, retention, commissions, stay bonuses, change of control or transaction or other similar compensation, fringe, welfare or any other employee benefit or remuneration of any kind, whether or not in writing, whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, in each case, that is maintained or contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has any liability, contingent or otherwise, including on account of an ERISA Affiliate.
(p) “Company Board” means the board of directors of the Company.
(q) “Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

(r) “Company Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company.
(s) “Company Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of the Company.
(t) “Company Common Stock” means the Company Class A Common Stock and the Company Class B Common Stock.
(u) “Company Equity Plans” means the compensatory equity plans of the Company or any of its Subsidiaries that provide for the issuance of any Company Equity-Based Awards.
(v) “Company Equity-Based Award” means the Company RSUs, Company Restricted Shares, Company PSUs and Company Options.
(w) “Company IT Assets” means all software, systems, servers, websites, computers, hardware, firmware, middleware, networks, data communications lines, routers, hubs, switches and all other information technology equipment owned, licensed, leased or used and controlled by the Company or any of its Subsidiaries and operated by in the business the Company and its Subsidiaries as currently conducted.
(x) “Company Material Adverse Effect” means any change, event, condition, development, effect, occurrence or circumstance (each, an “Effect”) that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (i) has had or would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (ii) has had or would reasonably be expected to prevent or materially delay the Company’s ability to consummate the Merger. With respect to clause (i) of the foregoing sentence, none of the following, and no Effects arising out of, relating to, or resulting from the following (in each case, by themselves or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):
(i) changes in general economic conditions in the United States or any region thereof, or changes in conditions in the global economy generally (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);
(ii) changes in conditions in the financial markets, credit markets, equity markets, debt markets, currency markets or capital markets in the United States or any region thereof or globally, including (a) changes in interest rates or credit ratings in the United States or any other country; or (b) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States (except, in each case, to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);
(iii) changes in general conditions in the trucking industry or in any specific jurisdiction or geographical area in which the Company and its Subsidiaries conduct business (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);
(iv) changes in Law (including the interpretation thereof) or in regulatory, legislative or political conditions in the United States or any region thereof or globally (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);
(v) changes in any geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), sabotage, terrorism (including cyber-terrorism), military actions or acts of armed hostility (including, in each case, any escalation or worsening of any of the foregoing) anywhere in the world, including an outbreak or escalation of hostilities involving the United States or any other Governmental Authority or the declaration by the United States or any other Governmental Authority of a national emergency or war (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);
(vi) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires, volcanic eruptions, nuclear incidents or other natural or man-made disasters or weather conditions or other force majeure events anywhere in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities) (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);
(vii) pandemics (including the COVID-19 pandemic and the taking of any COVID-19 Measures), epidemics, plagues, contagious disease outbreaks, public health emergencies or other comparable events (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);
(viii) the execution, announcement or performance of this Agreement (including with respect to the identity of Parent, Merger Sub or any of their respective Affiliates) or the pendency or consummation of the Charter Amendment or the Merger, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, suppliers, customers, partners, lenders, lessors, vendors, Governmental Authorities or any other third Person (provided that the exception in this clause (viii) shall not apply to any representation or warranty contained in Section 3.5, Section 3.6 or any other representation or warranty of the Company that speaks directly to the effect of the execution or delivery of this Agreement, the performance of covenants or obligations under this Agreement, and/or the consummation of the Charter Amendment or the Merger);
(ix) any action taken or refrained from being taken by the Company or any of its Subsidiaries, in each case, at the express written direction, or with the prior written consent, of Parent or Merger Sub (including by email) or as expressly required by this Agreement;
(x) changes or proposed changes in GAAP or other accounting standards or Law (or the official interpretation of any of the foregoing) (except to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries relative to other asset-based truckload carriers operating in the United States, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(xi) changes in the price or trading volume of the Company Class A Common Stock, in each case in and of itself (it being understood that the cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not otherwise excluded under this definition);

(xii) any failure, in and of itself, by the Company and its Subsidiaries to meet (a) any estimates of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (b) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of any such failure in clause (a) or (b) may be deemed to constitute a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would be reasonably expected to occur to the extent not otherwise excluded under this definition); or
(xiii) any Transaction Litigation in respect of which the Company has complied in all material respects with Section 6.14.
(y) “Company Options” means any options to purchase shares of Company Common Stock outstanding pursuant to any of the Company Equity Plans, other than the ESPP.
(z) “Company Owned Intellectual Property” means any Intellectual Property that is owned, or purported to be owned, by the Company or any of its Subsidiaries.
(aa) “Company Owned Real Property Leases” means all leases, licenses or other agreements (written or oral) pursuant to which the Company or any of its Subsidiaries conveys or grants to any Person a leasehold estate in, or the right to use or occupy, any Company Owned Real Property or portion thereof, including the right to all security deposits and other amounts and instruments deposited with or on behalf of the Company or any of its Subsidiaries thereunder.
(bb) “Company Preferred Stock” means the Preferred Stock, par value $0.01 per share, of the Company.
(cc) “Company Real Property” means the Company Owned Real Property and the Company Leased Real Property.
(dd) “Company Registered Intellectual Property” means all of the Company Owned Intellectual Property that is Registered Intellectual Property.
(ee) “Company Related Parties” means, collectively, (i) the Company and its Subsidiaries; and (ii) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates.
(ff) “Company Restricted Shares” means shares of Company Common Stock granted under a Company Equity Plan, or issued upon “early exercise” of an option granted under a Company Equity Plan, that remain subject to one or more unsatisfied vesting or vesting-equivalent forfeiture or repurchase conditions.
(gg) “Company Special Committee Financial Advisor” means J.P. Morgan Securities LLC.
(hh) “Company Stockholders” means the holders of shares of Company Common Stock.
(ii) “Company Termination Fee” means an amount in cash equal to $12,600,000; provided, however, that in the event the Company Termination Fee becomes payable as a result of the termination of this Agreement prior to the Reduced Termination Fee End Time by the Company pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, then the “Company Termination Fee” means an amount in cash equal to $6,300,000.
(jj) “Confidentiality Agreement” has the meaning set forth on Section 1.1(jj) of the Company Disclosure Letter.
(kk) “Consent” means any consent, approval, clearance, waiver, Permit or order.
(ll) “Continuing Employees” means employees employed by the Company or its Subsidiaries immediately prior to the Effective Time who continue to be so employed as of immediately following the Effective Time.
(mm) “Contract” means any binding contract, lease, license, indenture, note, bond, agreement or other binding instrument.

(nn) “COVID-19” means SARS-CoV-2 or COVID-19, and any variants, evolutions or mutations thereof, or any related or associated epidemics, pandemics or disease outbreaks, or any escalation or worsening of any of the foregoing (including any subsequent waves).
(oo) “COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” social distancing, sequester, safety or similar Law, directive, guideline, response or recommendation of or promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, including, in each case, any changes in any such Law, directive, guidance, response or recommendation and any actions taken, or not taken, by the Company or any of its Subsidiaries to extent that such action (or non-action) is reasonably necessary to ensure compliance by the Company and its Subsidiaries and its and their respective directors, officers and employees with any such Laws, directives, guidelines, responses or recommendations.
(pp) “Credit Agreement” means the Credit Agreement, dated as of January 28, 2020, by and among the Company and certain Subsidiaries of the Company, as borrowers, certain other of the Company’s direct and indirect wholly owned subsidiaries as guarantors, and Bank of America, N.A., as administrative agent, swingline lender, and L/C issuer.
(qq) “D&O Insurance” means the Company’s current directors’ and officers’ liability insurance as of the date hereof in the form made available by the Company to Parent prior to the date hereof.
(rr) “Deferred Payroll Taxes” means (i) any “applicable employment taxes” the payment of which has been deferred pursuant to Section 2302 of the CARES Act and (ii) any payroll Tax liability deferred from a taxable period (or portion thereof) prior to the Closing and payable following the Closing.
(ss) “DGCL” means the General Corporation Law of the State of Delaware.
(tt) “DOJ” means the United States Department of Justice.
(uu) “Environmental Law” means all applicable foreign, federal, national, state, provincial or local Laws relating to pollution, public health and safety (with respect to exposure to Hazardous Substances) or worker health and safety (including with respect to exposure to Hazardous Substances), and protection of the environment or natural resources (including ambient or indoor air, surface water, groundwater, land surface or subsurface strata).
(vv) “ERISA” means the Employee Retirement Income Security Act of 1974.
(ww) “ERISA Affiliate” means any Person under common control with the Company or any Subsidiary or that, together with the Company, could be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or within the meaning of Section 414(b), (c), (m) or (o) of the Code.
(xx) “ESPP” means the Company’s Employee Stock Purchase Plan, as amended.
(yy) “Exchange Act” means the Securities Exchange Act of 1934.
(zz) “Exchange Ratio” means a fraction (i) the numerator of which is the Per Share Price and (ii) the denominator of which is the Parent Stock Price, rounded to four decimal places (with amounts 0.00005 and above rounded up).
(aaa) “FCPA” means the United States Foreign Corrupt Practices Act of 1977.
(bbb) “FTC” means the United States Federal Trade Commission.
(ccc) “GAAP” means generally accepted accounting principles in the United States.
(ddd) “Government Contract” means any Contract that is between the Company or any of its Subsidiaries on the one hand and a Governmental Authority on the other or entered into by the Company or any of its Subsidiaries as a subcontractor at any tier in connection with a Contract between another Person and a Governmental Authority.
(eee) “Governmental Authority” means (i) any federal, national, state, provincial or local, whether domestic or foreign, government, authority, or other political subdivision thereof, or (ii) any governmental or quasi-governmental body, agency, authority (including any central bank, Tax authority or trans-governmental or supranational entity or authority), minister or instrumentality exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any court of competent jurisdiction, arbitrator or arbitral body (public or private), stock exchange, administrative agency or commission of any governmental authority or other governmental authority or instrumentality, whether domestic, foreign or supranational, including in each case, any political subdivision thereof.
(fff) “Group” means a “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons.
(ggg) “Hazardous Substance” means any substance, material or waste for which liability or standards of conduct may be imposed under, or that is otherwise characterized or regulated by a Governmental Authority pursuant to, any Environmental Law as “hazardous,” a “pollutant,” a “contaminant,” “toxic” or “radioactive,” including petroleum and petroleum products, polychlorinated biphenyls, per- and polyfluoroalkyl substances and friable asbestos.
(hhh) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(iii) “Incidental License” means any (i) permitted use right to confidential information in a non-disclosure agreement; (ii) Contract for commercially-available software that is generally licensed under standard license or subscription terms; or (iii) non-exclusive license that is not material to the business of the Company and its Subsidiaries as currently conducted by the Company and its Subsidiaries and merely incidental to the transaction contemplated in the Contract, the commercial purpose of which is primarily for something other than such license, such as any: (A) Contract for the sale of advertising; (B) sales or marketing or similar Contract that includes a license to use the trademarks and copyrights of the Company or any of its Subsidiaries for the purposes of promoting products or services; and (C) vendor Contract that includes permission for the vendor to identify the Company or any of its Subsidiaries as a customer of the vendor.
(jjj) “Indebtedness” means, with respect to any Person, at a particular time of determination, without duplication, (i) all obligations of such Person for borrowed money (including any principal, premium, accrued and unpaid interest, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection with such borrowed money), or with respect to deposits or advances of any kind to such Person; (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (iii) all capitalized finance and operating lease obligations of such Person required to be reflected on such Person’s balance sheet in accordance with GAAP and all obligations of such Person to pay the deferred and unpaid purchase price of property, equipment and software (other than ordinary course trade payables); (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements; (v) all liabilities and obligations for unfunded defined benefit pension or similar plans or arrangements; (vi) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person of a type descried in clauses (i) through (v); (vii) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); or (viii) reimbursement obligations with respect to letters of credit, bank guarantees, and other similar contractual obligations, to the extent drawn, entered into by or on behalf of such Person.
(kkk) “Intellectual Property” means all intellectual property and proprietary rights anywhere in the world, including: (i) patents and applications therefor, inventions (whether or not reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, and reexaminations in connection therewith (“Patents”); (ii) copyrights, copyright registrations and applications therefor and all other corresponding rights in work of authorship (“Copyrights”); (iii) trademarks, trade names, corporate names, logos, and service marks, and trademark and service mark registrations and applications therefor and corresponding rights in indicia of origin together with the goodwill associated therewith (“Marks”); (iv) trade secrets rights and corresponding rights in confidential information and know-how (“Trade Secrets”); (v) moral rights; (vi) rights in software; and (vii) any similar, corresponding or equivalent rights to any of the foregoing.
(lll) “International Employee Plan” means each Company Benefit Plan that is maintained primarily for the benefit of any Service Provider whose primary work location is based outside of the United States.
(mmm) “Intervening Event” means any Effect, or any material consequence of such Effect, occurring after the date of this Agreement, that (i) was not known or reasonably foreseeable, in each case based on facts known to the Company Special Committee as of the date of this Agreement; and (ii) does not relate to (A) an Acquisition Proposal, (B) any change in the Company Common Stock price, in and of itself (it being understood that the cause of such change may be taken into consideration unless otherwise excluded pursuant to this definition), or (C) the fact that the Company’s performance exceeds (x) any public estimates of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (y) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of such performance may be taken into consideration with respect to clauses (x) and (y) unless otherwise excluded pursuant to this definition).
(nnn) “IRS” means the United States Internal Revenue Service.
(ooo) “Knowledge” means, with respect to the Company, the actual knowledge of the individuals set forth on Section 1.1(ooo) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have knowledge of the matter in question.
(ppp) “Landlord Leases” means the Leased Real Property Subleases and the Company Owned Real Property Leases.
(qqq) “Law” means any statute, act, code, law (including common law), ordinance, rule, regulation, order, judgment, decree, injunction, ruling, award, writ, ordinance or stock exchange rule or listing requirement of any Governmental Authority.
(rrr) “Leased Real Property Subleases” means all subleases, licenses or other agreements (together with all amendments and modifications thereto) pursuant to which the Company or any of its Subsidiaries conveys or grants to any Person a subleasehold estate in, or the right to use or occupy, any Company Leased Real Property or material portion thereof.
(sss) “Legal Proceeding” means any claim, action, charge, lawsuit, complaint, investigation, audit, prosecution, suit, inquiry, litigation or other similarly formal enforcement, regulatory, administrative or other legal proceeding brought or initiated by or pending before any Governmental Authority, arbitrator or other tribunal.
(ttt) “Lookback Date” means January 1, 2021.
(uuu) “Material Contract” means any of the following Contracts:
(i)  any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries;
(ii) any material Contract with any of the top 20 customers of the Company or its Subsidiaries, taken as a whole, measured by the annual revenue of the Company and its Subsidiaries for the 12 months ending December 31, 2022, attributable to any such customer;
(iii)  any material Contract with any of the top 15 suppliers to the Company and its Subsidiaries, taken as a whole, determined on the basis of expenditures by the Company and its Subsidiaries, taken as a whole, for the 12 months ending December 31, 2022;
(iv) any Contract containing any covenant or other provision (A) prohibiting or materially limiting (or purporting to prohibit or limit) the right of the Company or any of its Subsidiaries to engage in or to compete with any Person, in any line of business, or in any geographic area, (B) granting the other party or any other Person, or would require (or purports to require) the Company or any of its Subsidiaries to grant to the other party or any other Person “most favored nation” status, (C) containing (or purporting to contain) any “exclusivity provision”, right of first refusal, right of first negotiation or offer, or similar material covenants, or (D) materially restricting (or purporting to restrict) the right of the Company or any of its Subsidiaries to sell to or purchase from any Person or to hire or engage any Person in a manner that materially affects the business of Company, other than, in each case, any such Contracts that may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less;
(v) any Contract (A) relating to the disposition or acquisition, directly or indirectly (by merger or otherwise), of assets or capital stock or other equity interests by the Company or any of its Subsidiaries

(in one or a series of transactions) (x) with a value greater than $5,000,000 after the date of this Agreement other than dispositions or acquisitions of inventory, supplies and equipment in the ordinary course of business or (y) pursuant to which the Company has any outstanding indemnification, earn-out or other similar material liabilities or obligations; or (B) pursuant to which the Company or any of its Subsidiaries is required to, or has the right to, acquire any ownership interest in, or make any material loans, advances or capital contributions to, any Person (other than any Subsidiary of the Company) after the date of this Agreement;
(vi) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the incurrence of Indebtedness or extension of credit, in one or a series of transactions, in each case in excess of $5,000,000 other than (A) accounts receivables and payables in the ordinary course of business; (B) pursuant to the Credit Agreement in the ordinary course of business; and (C) loans to wholly-owned Subsidiaries of the Company in the ordinary course of business;
(vii) any Landlord Lease or Leased Real Property Lease;
(viii) any joint venture, legal partnership or similar material Contract that includes the sharing of profits and losses with another Person (other than solely between or among the Company and any of its wholly owned Subsidiaries);
(ix) any Contract with respect to any material Intellectual Property rights pursuant to which the Company or any of its Subsidiaries is a licensee or licensor (other than Incidental Licenses); and
(x) any Contract that is an agreement in settlement of a dispute that imposes material obligations on the Company or any of its Subsidiaries after the date of this Agreement.
(vvv) “NRS” means the Nevada Revised Statutes.
(www) “NYSE” means the New York Stock Exchange.
(xxx) “Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority.
(yyy) “Parent Common Stock” means the common stock, par value $0.01 per share, of Parent.
(zzz) “Parent Material Adverse Effect” means any Effect that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Parent Material Adverse Effect, has or would reasonably be expected to prevent or materially impair or materially delay Parent or Merger Sub’s ability to consummate the Merger.
(aaaa) “Parent Related Parties” means, collectively, (i) Parent or Merger Sub; and (ii) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates (other than Parent or Merger Sub), members, managers, general or limited partners, stockholders and assignees of each of Parent and Merger Sub.
(bbbb) “Parent Stock Price” means an amount equal to the volume weighted average price per share rounded to four decimal places (with amounts 0.00005 and above rounded up) of Parent Common Stock on NYSE (as reported by Bloomberg L.P. or another authoritative source mutually selected by Parent and the Company) for the ten consecutive trading days ending with the last trading day ending immediately prior to the Closing Date.
(cccc) “Permit” means any permits, licenses, registrations, certificates, variances, clearances, consents, commissions, franchises, exemptions, orders and approvals from Governmental Authorities.
(dddd) “Permitted Lien” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent, or that may thereafter be paid without interest or penalty, or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar liens or security interests incurred in the ordinary course of business that are not yet delinquent or that are being contested in good faith and by appropriate proceedings; (iii) third Person leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions)

entered into in the ordinary course of business under which there exists no material default; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure public or statutory obligations entered into in the ordinary course of business; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) conditions, defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (vii) zoning, building and other similar codes or restrictions that are not violated in any material respect by the Company’s or its Subsidiaries’ current use or occupancy of the real property subject thereto; (viii) liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company SEC Reports; (ix) non-exclusive licenses to Company Intellectual Property in the ordinary course of business; (x) statutory, common law or contractual liens of landlords under real property leases; (xi) liens against the fee interests of the landlord or owner of any Company properties unless caused by the Company or any of its Subsidiaries; (xii) liens or encumbrances imposed on the underlying fee interest in real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries; (xiii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (xii); and (xiv) liens (other than liens securing Indebtedness for borrowed money), defects or irregularities in title that would not reasonably be expected to, individually or in the aggregate, materially impair the continued use and operation of the assets to which they relate in the business of the Company and its Subsidiaries.
(eeee) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.
(ffff) “Personal Information” means any data or information that is defined as “personal information,” “personally identifiable information,” “personal data,” or any equivalent term under applicable Privacy Laws, including any such information that identifies or is reasonably capable of being associated with, directly or indirectly, with a particular individual or household.
(gggg) “Pre-Closing Period” means the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (i) termination of this Agreement pursuant to, and in accordance with, Article VIII and (ii) Effective Time.
(hhhh) “Privacy Laws” means all applicable Laws, governmental orders, and regulations issued by any Governmental Authority concerning the privacy, security, or Processing of Personal Information.
(iiii) “Process” means the access, creation, collection, use, storage, maintenance, processing, recording, sharing, distribution, transfer, transmission, receipt, import, export, protection, safeguarding, access, disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).
(jjjj) “Reduced Termination Fee End Time” means 11:59 p.m. on the later of (i) May 4, 2023 and (ii) in the event that any Notice Period properly commenced pursuant to Section 5.4(d)(ii)(3) begins on or prior to May 4, 2023, the next Business Day following the expiration of such Notice Period (as it may be extended pursuant to Section 5.4(d)(ii)(4)).
(kkkk) “Registered Intellectual Property” means all (i) issued Patents and published applications therefor; (ii) registered Marks; and (iii) registered Copyrights.
(llll) “Representatives” means the Affiliates, directors, officers, employees, consultants, agents, attorneys, representatives and advisors of a Party.
(mmmm) “Requisite Stockholder Approval” means, collectively, the Statutory Stockholder Approvals and the Additional Approval Condition.
(nnnn) “Rollover Stockholders” means, collectively, Max L. Fuller; FSBSPE 1, LLC; FSBSPE 2, LLC; FSBSPE 3, LLC; Fuller Family Enterprises, LLC; William E. Fuller; Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller; and Max Fuller Family Limited Partnership.

(oooo) “Sanctioned Country” means any country or region or government thereof that is, or has been in the last five years, the subject or target of a comprehensive embargo under Sanctions (including Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, and the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine).
(pppp) “Sanctioned Person” means any Person that is the subject or target of Sanctions, including: (i) any Person listed on any U.S. or non-U.S. sanctions list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, or any other sanctions-related list maintained by OFAC or the U.S. Department of State; (ii) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by any Person or Persons described in clause (i); or (iii) any Person located, organized, or resident in a Sanctioned Country.
(qqqq) “Sanctions” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC, BIS, or the U.S. Department of State), His Majesty’s Treasury of the United Kingdom, the European Union, and the United Nations Security Council.
(rrrr) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
(ssss) “SEC” means the United States Securities and Exchange Commission.
(tttt) “Securities Act” means the Securities Act of 1933.
(uuuu) “Service Provider” means any current or former employee, officer, consultant, independent contractor, or member of the board of directors of the Company or any of its Subsidiaries.
(vvvv) “Subsidiary” of any Person means (i) a corporation more than 50 percent of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; and (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract).
(wwww) “Superior Proposal” means any bona fide written Acquisition Proposal on terms that the Company Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) would be more favorable to the Company Stockholders (in their capacity as such) from a financial point of view than the Merger (taking into account (i) any revisions to this Agreement and the Transaction Documents made or proposed in writing by Parent prior to the time of such determination; (ii) the availability of financing (to the extent applicable), likelihood of consummation in accordance with the terms of such Acquisition Proposal and regulatory considerations; and (iii) those other factors and matters deemed relevant in good faith by the Company Special Committee, which factors may include the (A) identity of the Person making the proposal; and (B) legal, financial, timing and other aspects of such Acquisition Proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent” and all references to “85 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent.”
(xxxx) “Supporting Stockholders” means the Rollover Stockholders.
(yyyy) “Tax” means all federal, state, local or non-U.S. income, alternative or add-on minimum, gross income, gross receipts, property, sales, use, transfer, gains, license, excise, employment, payroll, withholding or minimum taxes, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority, whether disputed or not.
(zzzz) “Tax Returns” means all Tax returns, declarations, statements, reports, schedules, forms and information returns, or similar filings, including any attachments thereto and amendments thereof, filed or required to be filed with any Governmental Authority relating to Taxes.
(aaaaa) “Transaction Documents” means, collectively, this Agreement, the Support Agreement, the Rollover Agreement, the Confidentiality Agreement, and any other document contemplated by those agreements, or any document or instrument delivered in connection with this Agreement or those agreements.
(bbbbb) “Transaction Litigation” means any Legal Proceeding (including any class action or derivative litigation) asserted, commenced or threatened by, on behalf of or in the name of, against or otherwise involving the Company or any of its Subsidiaries, Affiliates, directors or employees, in each case in connection with, arising from or otherwise relating, directly or indirectly, to the Merger, including any Legal Proceeding based on allegations or assertions (x) that the Company’s entry into this Agreement or the terms and conditions of this Agreement or any related transaction constituted a breach of the fiduciary duties of any member of the Company Board, any member of the Company Special Committee, any member of the board of directors of any of the Company’s Subsidiaries or any officer of the Company or any of its Subsidiaries or (y) any misrepresentation or omission in the Proxy Statement or any other communications to the Company Stockholders, in each case other than any Legal Proceedings solely among the Parties or their respective Affiliates with respect to the Transaction Documents and the Merger.
(ccccc) “WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988 or any similar Laws.
(ddddd) “Willful Breach” means, with respect to any covenant, representation, warranty or other agreement set forth in this Agreement, a material breach that is a consequence of an act or failure to act undertaken or omitted to be taken by the breaching Party with the actual knowledge that the taking of such act or failure to take such act would cause, or constitute, a breach of the relevant covenant, representation, warranty or other agreement.
Section 1.2 Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:
Term	Section Reference
Additional Approval Condition	3.4(b)
Agreement	Preamble
Alternative Acquisition Agreement	5.4(a)
Anti-Bribery Laws	3.22(c)
Articles of Merger	2.4(a)
Certificates	2.9(c)(i)
Charter Amendment Effective Time	2.3
Closing	2.5
Closing Date	2.5
Company	Preamble
Company Charter Amendment Certificate	2.1
Company Disclosure Letter	1.4
Company Intellectual Property	3.17(b)
Company Leased Real Property	3.15(b)
Company Option	2.8(c)(i)
Company Owned Real Property	3.15(a)
Company PSU	2.10(c)(i)

Term	Section Reference
Company Recommendation	3.3(a)
Company Recommendation Change	5.4(c)(i)
Company RSU	2.10(a)(i)
Company SEC Reports	3.8(d)
Company Securities	3.7(b)
Company Special Committee	Recitals
Company Stockholder Meeting	6.4(a)
Converted PSU Award	2.10(c)(ii)
Converted Restricted Share Award	2.10(b)
Converted RSU Award	2.10(a)(ii)
Copyrights	1.1(kkk)
Covenant Exceptions	5.1(a)
Data Privacy/Security Requirements	3.17(g)
Effect	1.1(x)
Effective Time	2.4(b)
Electronic Delivery	9.13
Enforcement Expenses	8.3(d)
Ex-Im Laws	3.22(c)
Exchange Fund	2.9(b)
Excluded Arrangements	6.10(a)
FHWA	3.21(b)
Financing	6.5(a)
FMCSA	3.21(b)
Indemnified Party Proceeding	6.9(b)
Indemnified Persons	6.9(a)
Labor Agreements	3.20(a)
Leased Real Property Leases	3.15(b)
Marks	1.1(kkk)
Maximum Premium	6.9(b)
Merger	Recitals
Merger Sub	Preamble
Merger Sub Stockholder Approval	6.16
Net Debt	5.2(h)(i)
New Plans	6.9(a)
Notice Period	5.4(d)(ii)(3)
Old Plans	6.9(a)
Owned Company Shares	2.9(a)(ii)
Parent	Preamble
Party or Parties	Preamble
Patents	1.1(kkk)
Payment Agent	2.9(a)
Per Share Price	2.9(a)(iii)

Term	Section Reference
Proxy Holder	Recitals
Proxy Statement	6.3(a)
Required Permits	3.20(c)
Restraint	7.1(b)
Rollover Agreement	Recitals
Rollover Shares	Recitals
Statutory Charter Amendment Stockholder Approvals	3.4(a)
Statutory Merger Stockholder Approval	3.4(a)
Statutory Stockholder Approvals	3.4(a)
Support Agreement	Recitals
Surviving Corporation	Recitals
Tail Policy	6.9(b)
Termination Date	8.1(b)
Trade Secrets	1.1(kkk)
Transaction Matters	9.11(a)
Uncertificated Shares	2.9(c)(ii)
Union	3.20(a)
Vested Company PSU	2.10(c)(i)
Vested Company RSU	2.10(a)(i)
Section 1.3 Certain Interpretations.
(a) References to this Agreement. Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. References to this Agreement (in this Agreement or any Transaction Document) mean this Agreement as amended, supplemented or otherwise modified from time to time in accordance with Section 9.3.
(b) Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the phrase “the date hereof” means “the date of this Agreement;” and (iii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”
(c) Neither, etc. Not Exclusive. Unless the context of this Agreement otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.
(d) Extent. The phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”
(e) Dollars. When used in this Agreement, references to “$” or “Dollars” are references to United States dollars. All amounts in this Agreement will be paid in Dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than Dollars, to the extent applicable, the Dollar equivalent for such costs, fees and expenses will be determined by converting such other currency to Dollars at the foreign exchange rates published by Bloomberg or, if not reported thereby, another authoritative source reasonably determined by the Company, in effect at the time that such amount, cost, fee or expense is incurred. If the resulting conversion yields a number that extends beyond two decimal points, it will be rounded to the nearest penny.
(f) Meaning of Terms. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document. References to the “United States” or abbreviations thereof mean the United States of America and its states, territories and possessions.
(g) References to Persons. References to any Person (including any Party) include references to such Person’s predecessors and successors and permitted assigns, and, in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.
(h) References to Subsidiaries. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.
(i) Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.
(j) Legislation; Contracts. A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations, and statutory instruments and applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority) as of such date. References to any agreement or Contract are to that agreement or Contract, and any amendments, modifications, supplements, exhibits, schedules, annexes, statements of work, riders and other documents attached thereto, provided that with respect to the agreements and Contracts scheduled in the Company Disclosure Letter, solely to the extent made available to Parent prior to the date hereof.
(k) Accounting Matters. Except as otherwise provided in this Agreement, all accounting terms used in this Agreement will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP. An item arising with respect to a specific representation or warranty will be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements, to the extent that any such phrase appears in such representation or warranty, if there is a specific reserve, accrual or other similar item underlying a number on such balance sheet or financial statements and it is apparent from the face of such balance sheet or financial statement (including the notes thereto) that the reserve, accrual or similar item is specifically related to the subject matter of such representation or warranty.
(l) Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.
(m) Applicable Time. Unless otherwise indicated, all references to a specific time are to the then-applicable local time in Phoenix, Arizona.
(n) Calculation of Time Periods. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) if any action must be taken on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day; (iii) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (iv) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.
(o) Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(p) Joint Drafting. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, the Parties irrevocably waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
(q) No Admission. The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained in this Agreement or in the Company Disclosure Letter will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or is required to be referred to or disclosed under this Agreement. Disclosure of any information or document in the Company Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Company Disclosure Letter. Nothing in the Company Disclosure Letter constitutes an admission against the Company’s interest or represents the Company’s legal position or legal rights on the matter so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable, or materiality.
(r) Nature of Information Disclosed. It is understood and agreed that (i) the specification of any dollar amount in the representations and warranties contained in this Agreement is not intended to imply that such amounts (or higher or lower amounts) are or are not material; and (ii) the inclusion of any specific item in the Company Disclosure Letter is not intended to imply that such items are or are not material or are within or outside of the ordinary course of business.
(s) No Reliance by Others on Representations. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.4 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of facts or circumstances as of the date of this Agreement or as of any other date.
(t) Made Available. The phrases “furnished,” “provided,” “delivered” or “made available” or words of similar import when used with respect to documents or other information means that such documents or information have been physically or electronically delivered to the relevant Party prior to the date of this Agreement by being (i) posted to the virtual data room managed by the Company in connection with the Merger, (ii) filed with or furnished to the SEC and available in its Electronic Data Gathering, Analysis and Retrieval (EDGAR) database or (iii) as electronically delivered via email by the Company’s outside counsel to Parent’s outside counsel, in each case, solely to the extent made available by 3:00 p.m. on the date hereof.
(u) Covenants. References to covenants in this Agreement are not limited to the matters included in Article V and Article VI, but also include all other covenants of the Parties in this Agreement.
Section 1.4 Company Disclosure Letter. The information set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Letter”) is disclosed under separate Section and subsection references that correspond to the Sections and subsections of this Agreement to which such information relates. The information set forth in each Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations, warranties or covenants of the Company or Parent and Merger Sub, as applicable, that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations, warranties or covenants of the Company or Parent and Merger Sub, as applicable, that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations, warranties or covenants is reasonably apparent on the face of such disclosure.
ARTICLE II
THE MERGER
Section 2.1 The Charter Amendment. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the NRS, at the Charter Amendment Effective Time, the Charter as in

effect immediately prior to the Charter Amendment Effective Time will be amended as set forth in the certificate attached as Exhibit A hereto (the “Company Charter Amendment Certificate”), and, the Charter, as so amended, will be the articles of incorporation of the Company until thereafter amended in accordance with the applicable provisions of this Agreement, the NRS and such articles of incorporation, subject to the provisions of Section 6.9(a).
Section 2.2 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the NRS, at the Effective Time, (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will cease; and (c) the Company will continue as the Surviving Corporation of the Merger and an indirect Subsidiary of Parent.
Section 2.3 The Charter Amendment Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company shall cause the Company Charter Amendment Certificate to be duly executed and filed with the Nevada Secretary of State in accordance with the relevant provisions of the NRS. The Charter Amendment shall become effective upon the filing of the Company Charter Amendment Certificate with the Office of the Nevada Secretary of State of the State, or at such later time as shall be agreed upon in writing by Parent and the Company and specified in the Company Charter Amendment Certificate in accordance with the NRS (the effective time of the Charter Amendment is referred to as the “Charter Amendment Effective Time”); provided that in no event shall the Charter Amendment Effective Time occur simultaneously with or after the Effective Time.
Section 2.4 The Effective Time.
(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Parent, Merger Sub and the Company shall cause articles of merger with respect to the Merger prepared and executed in accordance with the relevant provisions of the NRS (the “Articles of Merger”) to be executed and filed with the Office of the Nevada Secretary of State.
(b) The Merger shall become effective upon the filing of the Articles of Merger with the Office of the Nevada Secretary of State, or at such later time as shall be agreed upon in writing by Parent and the Company and specified in the Articles of Merger in accordance with the NRS (such date and time being hereinafter referred to as the “Effective Time”).
Section 2.5 The Closing. Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger shall take place at a closing (the “Closing”) (a) via the remote electronic exchange of electronic copies of documents and signatures (including by Electronic Delivery), on a date to be agreed upon by Parent and the Company that is no later than the third Business Day after the satisfaction or waiver (to the extent permitted under this Agreement) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted under this Agreement) of such conditions at the Closing); or (b) such other time, location and date as Parent and the Company mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”
Section 2.6 Effect of the Merger. From and after the Effective Time, the Merger shall have the effects set forth in this Agreement and the applicable provisions of the NRS. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of each of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities obligations, restrictions, disabilities and duties of each of Merger Sub and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation, all as provided under the NRS. This Agreement (excluding the Company Disclosure Letter) constitutes a “plan of merger” as contemplated by NRS 92A.100.
Section 2.7 Articles of Incorporation and Bylaws of the Surviving Corporation.
(a) Articles of Incorporation. At the Effective Time, subject to the provisions of Section 6.9(a), the Charter as amended by the Charter Amendment will be amended and restated in its entirety to read as set forth in Exhibit B hereto, and, as so amended and restated, will be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the NRS and such articles of incorporation.

(b) Bylaws. At the Effective Time, subject to the provisions of Section 6.9(a), the bylaws of the Company as in effect immediately prior to the Effective Time will be amended and restated in their entirety to read as set forth in Exhibit C hereto, and, as so amended and restated, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the NRS, the articles of incorporation of the Surviving Corporation and such bylaws.
Section 2.8 Directors and Officers of the Surviving Corporation.
(a) Directors. At the Effective Time, the only directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
(b) Officers. At the Effective Time, the only officers of the Surviving Corporation will be officers of the Company as of immediately prior to the Effective Time (other than such officers of the Company in respect of which Parent provides written notice to the Company prior to Closing that such Person shall not be an officer of the Surviving Corporation at the Effective Time), each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal.
Section 2.9  Effect on Capital Stock.
(a) Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the securities of Parent, Merger Sub or the Company:
(i) each share of common stock, par value $0.01 per share, of Merger Sub that is outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation;
(ii) each share of Company Common Stock that is (A) held by the Company as treasury stock; (B) owned by Parent or Merger Sub; or (C) owned by any direct or indirect wholly owned Subsidiary of Parent or Merger Sub (including the Rollover Shares), in each case, as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”) will automatically be cancelled and will cease to exist without any conversion thereof or consideration paid in exchange therefor; and
(iii) each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Company Restricted Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $6.15, without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.13).
(b) Rollover Shares. The Rollover Shares shall not be entitled to receive the Per Share Price and shall, immediately prior to the Closing, be contributed to a Subsidiary of Parent pursuant to the terms of the Rollover Agreement and treated in accordance with Section 2.9(a)(ii).
(c) Adjustment to the Per Share Price. The Per Share Price will be adjusted appropriately to fully reflect the effect of any stock split, reverse stock split, stock distribution or stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time.
(d) No Dissenter’s Rights. Pursuant to NRS 92A.390, no holder of any shares of Company Capital Stock will have or be entitled to assert dissenter’s rights or any other rights of appraisal, pursuant to the NRS or otherwise, as a result of or in connection with the transactions contemplated by this Agreement, including the Merger.

Section 2.10 Equity Awards / ESPP.
(a) Company RSUs.
(i) Vested Company RSUs. At the Effective Time, each outstanding restricted stock unit granted pursuant to a Company Equity Plan that is subject to time-based vesting only (a “Company RSU”) and that is vested immediately prior to the Effective Time (but not yet settled) or that vests solely as a result of the consummation of transactions contemplated by this Agreement (each, a “Vested Company RSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to (x) the total number of shares of Company Common Stock subject to such Vested Company RSU immediately prior to the Effective Time multiplied by (y) the Per Share Price, less applicable Taxes required to be withheld with respect to such payment.
(ii) Unvested Company RSUs. At the Effective Time, each award of Company RSUs (or portion thereof) that is not a Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be assumed by Parent and converted into an award of restricted stock units denominated in shares of Parent Common Stock (a “Converted RSU Award”). Except as otherwise agreed by the holder and Parent, each Converted RSU Award assumed and converted pursuant to this Section 2.10 will continue to have, and will be subject to, the same terms and conditions (including vesting, acceleration and forfeiture provisions) as applied to the corresponding award of Company RSUs immediately prior to the Effective Time, except (A) such award shall cover that number of shares of Parent Common Stock equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to the unvested portion of the corresponding award of Company RSUs at the Effective Time multiplied by (y) the Exchange Ratio and (B) as to terms (x) rendered inoperative by reason of the transactions contemplated by this Agreement, or (y) such other immaterial administrative or ministerial changes as Parent’s board of directors may determine in good faith are appropriate to effectuate the administration of the Converted RSU Award.
(b) Company Restricted Shares. At the Effective Time, each outstanding award of Company Restricted Shares (or portion thereof) that is unvested immediately prior to the Effective Time and that will not vest as a result of the consummation of transactions contemplated by this Agreement will, automatically and without any required action on the part of the holder thereof, be assumed by Parent and converted into an award of restricted shares denominated in shares of Parent Common Stock (a “Converted Restricted Share Award”). Except as otherwise agreed by the holder and Parent, each Converted Restricted Share Award assumed and converted pursuant to this Section 2.10 will continue to have, and will be subject to, the same terms and conditions (including vesting, acceleration and forfeiture provisions) as applied to the corresponding award of Company Restricted Shares immediately prior to the Effective Time, except (A) each Converted Restricted Share Award shall cover that number of shares of Parent Common Stock equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to such award of Company Restricted Shares multiplied by (y) the Exchange Ratio and (B) as to terms (x) rendered inoperative by reason of the transactions contemplated by this Agreement, or (y) such other immaterial administrative or ministerial changes as Parent’s board of directors may determine in good faith are appropriate to effectuate the administration of the Converted Restricted Share Award.
(c) Company PSUs.
(i) Vested Company PSUs. At the Effective Time, each outstanding restricted stock unit granted pursuant to a Company Equity Plan that is subject to outstanding performance-based vesting (a “Company PSU”) and that is vested (but not yet settled) at the Effective Time or that vests solely as a result of the consummation of transactions contemplated by this Agreement (each, a “Vested Company PSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to (x) the total number of shares of Company Common Stock subject to such Vested Company PSU immediately prior to the Effective Time (as determined in accordance with the terms of the applicable award agreement) multiplied by (y) the Per Share Price, less applicable Taxes required to be withheld with respect to such payment.
(ii) Unvested Company PSUs. At the Effective Time, each outstanding award of Company PSUs (or portion thereof) that is not a Vested Company PSU will, automatically and without any required action on the part of the holder thereof, be assumed by Parent and converted into an award of restricted stock units denominated in shares of Parent Common Stock (a “Converted PSU Award”). Except as otherwise agreed by the holder and Parent, each Converted PSU Award assumed and converted pursuant to this Section 2.10 will continue to have, and will be subject to, the same terms and conditions (including time-based vesting, acceleration and forfeiture provisions) as applied to the corresponding award of Company PSUs immediately prior to the Effective Time, except (A) such award shall cover that number of shares of Parent Common Stock equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to the unvested portion of the corresponding award of Company PSUs at the Effective Time (with, for the avoidance of doubt, the performance-based vesting conditions deemed satisfied at 100% of target level of achievement) multiplied by (y) the Exchange Ratio and (B) as to terms (x) rendered inoperative by reason of the transactions contemplated by this Agreement (including any performance-based vesting conditions), or (y) such other immaterial administrative or ministerial changes as Parent’s board of directors may determine in good faith are appropriate to effectuate the administration of the Converted PSU Award.
(d) Company Options. All Company Options will be cancelled at the Effective Time for no consideration or payment.
(e) Payment Timing. As promptly as reasonably practicable following the Closing Date, but in no event later than the second regularly scheduled payroll date following the Closing Date, the applicable former holders of Vested Company RSUs and Vested Company PSUs will receive a payment from the Surviving Corporation. Notwithstanding anything herein to the contrary, with respect to any Company Equity-Based Award, Converted RSU Award or Converted PSU Award that constitutes a nonqualified deferred compensation plan subject to Section 409A of the Code, payments will be made at the time(s) permitted under the applicable award agreement that will not trigger a Tax or penalty under Section 409A of the Code.
(f) Necessary Further Actions. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) will take all action reasonably necessary to give effect to this Section 2.10 (including the satisfaction of the requirements of Rule 16b-3(e) promulgated under the Exchange Act). Promptly after the Effective Time (but in no event later than 15 Business Days following the Effective Time), if available for use by Parent, Parent shall prepare and file with the SEC a registration statement on Form S-8 (or other appropriate form) relating the shares of Parent Common Stock issuable with respect to assumed Company Equity-Based Awards under this Section 2.10.
(g) Treatment of ESPP. On or as soon as practicable following the date of this Agreement, the Company will take all actions that are reasonably necessary to (i) provide that no new participants will commence participation in the ESPP after the date of this Agreement; (ii) provide that no payroll contributions or separate non-payroll contributions may be made on or following the date of this Agreement; (iii) provide that no new offering period or purchase period will commence or be extended pursuant to the ESPP, in each case, after the date of this Agreement; (iv) cause any outstanding offering period or purchase period under the ESPP to be terminated prior to the next Purchase Date (as defined in the ESPP) occurring after the date of this Agreement; (v) provide that no shares of Company Common Stock will be issued under the ESPP following the date of this Agreement; and (vi) cause all amounts then credited to participants’ accounts to be returned to the participants (without interest thereon) as soon as administratively practicable. Immediately prior to and effective as of the Effective Time (but subject to the consummation of the Merger), the Company will terminate the ESPP.
Section 2.11 Exchange of Certificates.
(a) Payment Agent. Prior to the Closing, Parent will (i) select a bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.
(b) Exchange Fund. At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock pursuant to Section 2.9, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock become entitled pursuant to Section 2.9. Until disbursed in accordance with the terms and conditions of this Agreement, such cash will be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A 1 or P 1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Exchange Fund”). To the extent that (A) there are any losses with respect to any investments of the Exchange Fund; (B) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the aggregate cash amounts contemplated by Section 2.9; or (C) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the aggregate cash amounts contemplated by Section 2.9 for any reason, then Parent will, or will cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.9. Any interest or other income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.
(c) Exchange and Payment Procedures.
(i) Certificated Shares. Promptly following the Effective Time (and in any event within three Business Days), Parent and the Surviving Corporation will cause the Payment Agent to mail to each holder of record (as of immediately prior to the Effective Time) of a certificate (the “Certificates”) that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than Owned Company Shares) whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.9, (A) a letter of transmittal in customary form and reasonably acceptable to the Company (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent (or affidavits of loss in lieu thereof as provided in Section 2.13)); and (B) instructions for use in effecting the surrender of the Certificates in exchange for the consideration payable in respect thereof pursuant to Section 2.9. Upon surrender to the Payment Agent of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 2.13) for cancellation, together with such letter of transmittal, duly completed and validly executed, in accordance with the terms of such materials and instructions, the holder of such Certificate will be entitled to receive in exchange for the number of shares represented by such Certificate (and Parent will cause the Payment Agent to pay and deliver in exchange therefor as promptly as practicable) an amount in cash (less any applicable withholding Taxes payable in respect thereof) equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such Certificate by (2) the Per Share Price. The Certificate so surrendered will be cancelled. The Payment Agent will accept Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Certificates on the amount payable upon the surrender of such Certificates pursuant to this Section 2.11(c)(i). Until so surrendered, the Certificates will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.9.
(ii) Uncertificated Shares. Notwithstanding anything to the contrary in this Agreement, any holder of shares of Company Common Stock held in book-entry form (the “Uncertificated Shares”) will not be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.9. In lieu thereof, each holder of record (as of immediately prior to the Effective Time) of an Uncertificated Share that immediately prior to the Effective Time represented an outstanding share of Company Common Stock (other than Owned Company Shares) whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.9 will, upon receipt of an “agent’s message” in customary form (it being understood that the holders of Uncertificated Shares will be deemed to have surrendered such Uncertificated Shares upon receipt of an “agent’s message” or such other evidence, if any, as the Payment Agent may reasonably request) at the Effective Time, be entitled to receive (and

Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash (less any applicable withholding Taxes payable in respect thereof) equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares by (B) the Per Share Price. The Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Uncertificated Shares on the amount payable upon the surrender of such Uncertificated Shares pursuant to this Section 2.11(c)(ii). Until so surrendered, Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.9.
(d) Transfers of Ownership. If a transfer of ownership of shares of Company Common Stock is not registered in the stock transfer books or ledger of the Company, or if the consideration payable is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the aggregate consideration payable pursuant to Section 2.9 may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any transfer Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable. Payment of the consideration payable with respect to Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered.
(e) Escheat. Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a Company Stockholder for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Uncertificated Shares have not been surrendered immediately prior to the date on which any cash in respect of such Certificate or Uncertificated Share would otherwise escheat to or become the property of any Governmental Authority, then any such cash in respect of such Certificate or Uncertificated Share will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(f) Distribution of Exchange Fund to Parent. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is nine months after the Effective Time will be delivered to Parent upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock for exchange pursuant to Section 2.11(c) will thereafter look for payment of the Per Share Price payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.9.
Section 2.12 No Further Ownership Rights in Company Common Stock. From and after the Effective Time, (a) all shares of Company Common Stock will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder of a Certificate or Uncertificated Shares previously representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.9. The consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Common Stock will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or

Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.11(c)) be cancelled and exchanged as provided in this Article II.
Section 2.13 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit in customary form of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.9. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.
Section 2.14 Required Withholding. Each of the Payment Agent, Parent, the Company and the Surviving Corporation, and any Subsidiary of Parent, the Company or the Surviving Corporation, will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom. To the extent that such amounts are so deducted or withheld, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. If the Payment Agent, Parent, the Company, or the Surviving Corporation determines that any amounts are required to be deducted or withheld (other than any deduction or withholding with respect to any payments constituting compensation for services), the Payment Agent, Parent, the Company, or the Surviving Corporation, as the case may be, will consider in good faith any forms or documentation timely provided to obtain exemptions from, or reductions of, any Taxes required to be withheld from amounts payable pursuant to this Agreement.
Section 2.15 Necessary Further Actions. If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to vest the Surviving Corporation with the full right, title and possession of and to all rights and property of Merger Sub and the Company, then the officers and directors of the Surviving Corporation and Parent will be fully authorized (in the name of Merger Sub, in the name of the Company, and otherwise) to take such action.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
With respect to any Section of this Article III, except (a) as disclosed in the Company SEC Reports filed publicly no later than one Business Day prior to the date of this Agreement (other than (i) with respect to Section 3.2, Section 3.3, Section 3.4 or Section 3.7, or (ii) any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature); or (b) subject to the terms of Section 1.3(t), as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Merger Sub as follows:
Section 3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company (a) has the requisite corporate power and authority to own, lease or operate its properties and assets and to conduct its business as it is presently being conducted, and (b) is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to have such power and authority or the failure to be so qualified or in good standing would not, individually or the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Charter and the Bylaws, each as amended to date. The Company is not in violation of the Charter or the Bylaws.
Section 3.2 Corporate Power; Enforceability. The Company has the requisite corporate power and authority to (i) execute and deliver this Agreement and the Support Agreement; (ii) perform its covenants and obligations under this Agreement and the Support Agreement; and (iii) subject to receiving the Requisite Stockholder Approval, effectuate the Charter Amendment and consummate the Merger. The effectuation of the Charter Amendment and the consummation of the Merger has been duly authorized by all necessary corporate action on the part of the Company, subject to receiving the Requisite Stockholder Approval. The execution and delivery of this Agreement and the Support Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement and the Support Agreement, and, subject to receiving the Requisite Stockholder Approval, the effectuation of the Charter Amendment and the consummation of the Merger and each of the other transactions contemplated by this Agreement have been duly authorized and approved by all necessary corporate action on the part of the Company and no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement or the Support Agreement by the Company; (ii) the performance by the Company of its covenants and obligations under this Agreement and the Support Agreement; or (iii) subject to the receipt of the Requisite Stockholder Approval, the effectuation of the Charter Amendment and the consummation of the Merger. This Agreement and the Support Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Sub and the Support Agreement by the applicable Supporting Stockholder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.
Section 3.3 Company Special Committee Approval; Fairness Opinion; Anti-Takeover Laws.
(a) Company Special Committee Approval. The Company Board has duly established the Company Special Committee and has granted and vested in it the power and authority of the Company Board to review, evaluate, negotiate, approve and adopt a transaction, including taking the actions set forth in the next sentence. The Company Special Committee has (i) determined that this Agreement, the Rollover Agreement, Support Agreement and the transactions contemplated hereby and thereby, including the Charter Amendment and the Merger, are advisable, fair to and in the best interests of the Company and its stockholders (other than the Rollover Stockholders); (ii) adopted this Agreement and approved and declared advisable this Agreement, the Rollover Agreement, the Support Agreement and the transactions contemplated by this Agreement, including the Charter Amendment and the Merger; (iii) approved the execution and delivery of this Agreement and the Support Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement and the Support Agreement, the effectuation of the Charter Amendment and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement; (iv) resolved, subject to Section 5.4, to submit this Agreement and the Merger and the Charter Amendment to a vote of the Company Stockholders at a meeting of the Company Stockholders; (v) resolved, subject to Section 5.4, to recommend that the Company Stockholders vote in favor of the approval of this Agreement and the Merger and the approval of the Charter Amendment in accordance with the NRS (clause (v), the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof; and (vi) resolved to exercise the proxy granted pursuant to the Support Agreement at any such meeting of the Company Stockholders in accordance with the terms and conditions of the Support Agreement.
(b) Fairness Opinion. The Company Special Committee received the written opinion (or an oral opinion to be confirmed in writing) of the Company Special Committee Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the various matters, limitations, conditions, qualifications and assumptions set forth therein, the Per Share Price to be received by the holders of shares of the Company Common Stock (other than the holders of the Rollover Shares with respect to such shares) in the Merger pursuant to this Agreement is fair, from a financial point of view, to such holders of shares of the Company Common Stock. The Company shall, promptly following the execution and delivery of this Agreement, furnish a true, correct and complete written copy of such opinion to Parent on a non-reliance basis and solely for informational purposes.
(c) Anti-Takeover Laws. The Company Special Committee has taken all necessary actions so that the restrictions on business combinations set forth in the Charter and any other applicable “anti-takeover” Law (including, without limitation, NRS 78.378 to 78.3793, inclusive, and NRS 78.411 to 78.444, inclusive) will not be applicable to this Agreement, the Rollover Agreement, the Support Agreement, the transactions contemplated hereby and thereby, including the Merger.
Section 3.4 Requisite Stockholder Approval.

(a) Statutory Stockholder Approvals. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Company Common Stock (voting together as a single class, with the holders of Company Common Stock entitled to one vote for each share of Company Class A Common Stock and five votes for each share of Company Class B Common Stock, held by them) entitled to vote on this Agreement and the Merger and the affirmative vote of the holders of a majority of the outstanding shares of Company Class B Common Stock (voting as a single class) entitled to vote on this Agreement and the Merger (collectively, the “Statutory Merger Stockholder Approvals”) are the only votes of the holders of any class or series of Company Capital Stock that is required pursuant to applicable Law, the Charter or the Bylaws to consummate the Merger. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Company Common Stock (voting together as a single class, with the holders of Company Common Stock entitled to one vote for each share of Company Class A Common Stock, and five votes for each share of Company Class B Common Stock, held by them) entitled to vote on the Charter Amendment, the affirmative vote of the holders of a majority of the outstanding shares of Company Class A Common Stock (voting as a single class) entitled to vote on the Charter Amendment and the affirmative vote of the holders of a majority of the outstanding shares of Company Class B Common Stock (voting as a single class) entitled to vote on the Charter Amendment (collectively, the “Statutory Charter Amendment Stockholder Approvals,” and together with the Statutory Merger Stockholder Approvals, the “Statutory Stockholder Approvals”) are the only votes of the holders of any class or series of Company Capital Stock that are required pursuant to applicable Law, the Charter or the Bylaws to consummate the Charter Amendment.
(b) Additional Approval Condition. In addition, the Merger shall be subject to the consent of the holders of a majority of the outstanding shares of Company Common Stock (excluding shares of Company Common Stock held by the Rollover Stockholders, any Family Member, Permitted Entity or Permitted Trust (each as defined in the Charter) of Max L. Fuller or William Eric Fuller, Parent and their respective Affiliates and the directors and executive officers of the Company), with each holder of Company Common Stock entitled for this purpose to cast a number of consents equal to the number of shares of Company Class A Common Stock and/or Company Class B Common Stock held by such holder, for purposes of the granting of this approval (the “Additional Approval Condition”).
Section 3.5 Non-Contravention. The execution and delivery of this Agreement and the Support Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement and the Support Agreement, and the effectuation of the Charter Amendment and the consummation of the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents will not (a) violate or conflict with any provision of the Charter or the Bylaws or the equivalent organizational or governing documents of any Subsidiary of the Company; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, require any consent by any Person under, result in the termination of, accelerate the performance required by, result in the loss of a benefit under, or result in a right of termination or acceleration pursuant to any Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the effectuation of the Charter Amendment and the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, consents, terminations, accelerations, loss of benefits or liens that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.6 Requisite Governmental Approvals. No Consent, authorization of, filing or registration with, or notification to any Governmental Authority is required on the part of the Company in connection with the (a) execution and delivery of this Agreement or the Support Agreement by the Company; (b) performance by the Company of its covenants and obligations pursuant to this Agreement or the Support Agreement; or (c) effectuation of the Charter Amendment and consummation of the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents, except (i) the filing of the Articles of Merger and the Amended Company Charter Certificate with the Office of the Nevada Secretary of State; (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, the NRS and the applicable rules and regulations of the SEC and the NYSE; (iii) compliance with any applicable requirements of the HSR Act; and (iv) such other Consents the failure of which to obtain would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.7 Company Capitalization.
(a) Capital Stock and Related Matters.
(i) Authorized Capital Stock and Stock Reservation. The authorized capital stock of the Company consists of (A) 140,000,000 shares of Company Class A Common Stock; (B) 35,000,000 shares of Company Class B Common Stock; and (C) 9,333,333 shares of Company Preferred Stock. As of the Capitalization Date, the Company has reserved 7,984,327 shares of Company Class A Common Stock for issuance pursuant to the Company Equity Plans.
(ii) Current Capitalization. As of the Capitalization Date, (A) 36,678,357 shares of Company Class A Common Stock were issued and outstanding, of which no shares constituted Company Restricted Shares; (B) 15,897,077 shares of Company Class B Common Stock were issued and outstanding; (C) no shares of Company Preferred Stock were issued and outstanding; (D) no shares of Company Class A Common Stock were held by the Company as treasury shares; (E) no shares of Company Class B Common Stock were held by the Company as treasury shares; (F) Company Equity-Based Awards (other than Company Options) representing the right to receive up to 3,789,149 shares of Company Class A Common Stock were outstanding; (G) there are no Company Options to acquire shares of Company Common Stock with an exercise price per share less than the Per Share Price outstanding; and (H) 2,300,000 shares of Company Class A Common Stock were reserved for issuance pursuant to the ESPP.
(iii) Company Equity-Based Awards. Section 3.7(a)(iii) of the Company Disclosure Letter sets forth a complete and accurate list as of the Capitalization Date of all Company Equity-Based Awards granted under any Company Equity Plan or otherwise, indicating, with respect to each Company Equity-Based Award the following (as applicable): the holder’s name, the holder’s jurisdiction of residence, the type of award granted, the number of shares of Company Common Stock subject to such award (with the target and maximum number of shares of Company Common Stock subject to such award of Company PSUs), the Company Equity Plan under which such award was granted, the exercise or purchase price, date of grant, date of modification, vesting commencement date, vesting schedule, vested and unvested status, single- or double-trigger vesting provisions, whether such award is a nonqualified deferred compensation plan subject to Section 409A of the Code, and whether such award is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code.
(iv) Validity; No Other Issuances. All outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of any preemptive rights. Since the close of business on the Capitalization Date until the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting, or settlement of Company Equity-Based Awards granted prior to the date of this Agreement, or the conversion of shares of Company Class B Common Stock into shares of Company Class A Common Stock pursuant to the terms of the Charter.
(b) No Other Company Securities. As of the Capitalization Date there were (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any capital stock of, or other equity or voting interest (including any voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (iv) no obligations of the Company or any of its Subsidiaries to grant, extend or enter into any subscription, warrant, right, convertible, exchangeable or exercisable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest (including any voting debt) in, the Company to which the Company or any of its Subsidiaries is a party or by which it is bound; and (viii) no other obligations by the Company or any of its Subsidiaries to make any cash settlements or payments based on the price or value of any Company Securities. Subject to the terms of the Charter, neither the Company nor any of its Subsidiaries is a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Capital Stock. The Company does not have a stockholder rights plan in effect.
(c) No Other Rights. Neither the Company nor any of its Subsidiaries is a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.
Section 3.8 Subsidiaries.
(a) Subsidiaries. Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization or formation of each Subsidiary of the Company and any joint ventures, partnerships, portfolio companies or similar arrangements in which the Company or its Subsidiaries has a limited liability, partnership or other equity interest (and the amount and percentage of any such interest). Each Subsidiary of the Company has the requisite corporate or entity power and authority to own, lease or operate its respective properties and assets and to carry on its respective business as it is presently being conducted. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each Subsidiary of the Company, each as amended to date. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations that would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b) Capital Stock of Subsidiaries. All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable (to the extent such concepts are applicable and recognized); and (ii) except as set forth on Section 3.8(b) of the Company Disclosure Letter, is owned, directly or indirectly, by the Company, free and clear of all liens (other than Permitted Liens) and any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity interest (including any voting debt) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted as on the date of this Agreement.
(c) No Other Interests in Subsidiaries. There are no outstanding (i) securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company or any of its Subsidiaries to acquire or redeem from any Subsidiary of the Company, or that obligate the Company or any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest (including any voting debt) in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company; or (iii) obligations of the Company or any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company to any Person other than the Company or one of its wholly owned Subsidiaries.

(d) Other Investments. Other than equity securities held in the ordinary course of business for cash management purposes or in Subsidiaries of the Company, neither the Company nor any of its Subsidiaries owns or holds the right to acquire any equity securities, ownership interest or voting interests of, or securities exchangeable or exercisable therefor, or investments in, any other Person that is not a wholly owned Subsidiary of the Company.
Section 3.9 Company SEC Reports. The Company has filed with or furnished to the SEC all forms, reports and documents that have been required to be filed by it pursuant to applicable Laws since the Lookback Date and prior to the date of this Agreement (such forms, reports and documents, the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Reports. As of the date hereof, none of the Company SEC Reports (other than confidential treatment requests) is, to the Company’s Knowledge, the subject of ongoing SEC review.
Section 3.10 Company Financial Statements; Internal Controls; Indebtedness.
(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company and its Subsidiaries filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q or other rules and regulations of the SEC); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (except, with respect to unaudited quarterly financial statements, subject to normal year-end audit adjustments, which adjustments would not be material, individually or in the aggregate). Except as have been described in the Company SEC Reports, there are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.
(b) Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to provide reasonable assurance that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2022, and such assessment concluded that such system was effective. The Company’s independent registered public accounting firm has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2022. Since the Lookback Date, and through the date of this Agreement, to the Knowledge of the Company, no events have occurred such that management would not be able to complete its assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2022, and conclude, after such assessment, that such system was effective. Each of the principal executive officer and principal financial officer of the Company has made all certifications required by the Sarbanes-Oxley Act to be made by him or her. Neither the Company nor its principal executive officer or principal financial officer has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness (each as defined in Rule 13a-15(f) of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.
(d) Indebtedness. Section 3.10(d) of the Company Disclosure Letter contains a true, correct and complete list of all Indebtedness of the Company and its Subsidiaries as of March 17, 2023.
Section 3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet (or the notes thereto) prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Merger; (c) incurred in the ordinary course of business on or after January 1, 2022 (none of which is a material Legal Proceeding or material obligation or liability which results from or was caused by any breach of Contract); or (d) that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.12 Absence of Certain Changes.
(a) No Company Material Adverse Effect. Since January 1, 2022 through the date of this Agreement, there has not occurred a Company Material Adverse Effect.
(b) Business Operations. Since January 1, 2022, through the date of this Agreement, (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business; and (ii) the Company has not taken any action that, if taken or proposed to be taken after the date of this Agreement, would be prohibited by Section 5.2(a), Section 5.2(b), Section 5.2(d), Section 5.2(e), Section 5.2(f), Section 5.2(g), Section 5.2(h), Section 5.2(j), Section 5.2(l), Section 5.2(m), Section 5.2(n) and Section 5.2(o).
Section 3.13 Material Contracts.
(a) Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts to or by which the Company or any of its Subsidiaries is a party or is bound as of the date hereof and the Company has made available to Parent a true, correct and complete copy of each such Material Contract.
(b) Validity. Each Material Contract is valid and binding on the Company or each such Subsidiary of the Company party thereto and, to the Company’s Knowledge, each other party thereto and is in full force and effect and to the Company’s Knowledge is enforceable against each party thereto, except for such failures to be in full force and effect that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. None of the Company, any of its Subsidiaries party thereto nor, to the Knowledge of the Company, any other party thereto, is in breach of or default pursuant to any Material Contract, and neither the Company nor, to the Knowledge of the Company, any other Person that is a party to a Material Contract has taken or failed to take any action that with or without notice, lapse of time or both would reasonably be expected to constitute a material breach of or default under any Material Contract or give rise to a right to terminate or modify in any material respect any Material Contract, except in any such event as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Since December 31, 2021 to of the date of this Agreement, the Company has not waived in writing any rights under any Material Contract, the waiver of which would have, individually or in the aggregate, a Company Material Adverse Effect. Since December 31, 2021 to of the date of this Agreement, the Company has not received any written notice alleging any material violation or breach or default by the Company or its applicable Subsidiary under any Material Contract that has not since been resolved or cured. To the Knowledge of the Company, since December 31, 2021 to the date hereof, the Company has not received any notice in writing from or on behalf of any party to a Material Contract indicating that such party intends to terminate, or not renew, any such Material Contract.
Section 3.14 Government Contracts. Since the Lookback Date, neither the Company nor its Subsidiaries have (a) materially breached any Government Contract; (b) been suspended or debarred from bidding on government contracts by a Governmental Authority; (c) been audited or investigated by any Governmental Authority with respect to any Government Contract; (d) conducted or initiated any internal investigation or made any material disclosure with respect to any alleged or potential irregularity, misstatement or omission arising under or relating to a Government Contract; (e) received from any Governmental Authority or any other Person any written notice of breach, cure, show cause or default with respect to any Government Contract; or (f) had any Government Contract terminated by any Governmental Authority or any other Person for default or failure to perform. The Company and its Subsidiaries have established and maintain reasonably adequate internal controls for compliance with their respective Government Contracts. There are no material outstanding claims or disputes in connection with any of the Company’s or any of its Subsidiaries’ Government Contracts. To the Knowledge of the Company, there are no outstanding or unsettled allegations of fraud, false claims or overpayments nor any investigations or audits by any Governmental Authority with regard to any of the Company’s or its Subsidiaries’ Government Contracts.
Section 3.15 Real Property.
(a) Owned Real Property. Section 3.15(a) of the Company Disclosure Letter sets forth a true and complete list of all real property owned in fee by the Company or any of its Subsidiaries as of the date hereof (collectively, the “Company Owned Real Property”) and the address for each parcel of Company Owned Real Property. The Company or any of its Subsidiaries, as the case may be, holds good and valid fee simple title to the Company Owned Real Property, free and clear of all liens, except for Permitted Liens.
(b) Leased Real Property. Section 3.15(b) of the Company Disclosure Letter sets forth (i) a true and complete list of all real property leased, subleased or otherwise occupied pursuant to a similar agreement (expressly excluding easements, rights of way and similar agreements) by the Company or any of its Subsidiaries as of the date hereof (collectively, the “Company Leased Real Property”), and (ii) the address for each parcel of Company Leased Real Property. Each lease, sublease, or other occupancy agreement with respect to the Company Leased Real Property, including all amendments thereto (collectively the “Leased Real Property Leases”) is in full force and effect, and the Company Leased Real Property is not subject to any liens, other than Permitted Liens. The Company or any of its Subsidiaries, as the case may be, holds a good and valid leasehold estate in all Company Leased Real Property pursuant to the Leased Real Property Leases, and the Company Leased Real Property is not subject to any liens, other than Permitted Liens. As of the date hereof, the Company has delivered to or made available to Parent a true and complete copy of each Leased Real Property Lease.
(c) Landlord Leases. Section 3.15(c) of the Company Disclosure Letter contains a complete and accurate list of each Landlord Lease to which the Company or any of its Subsidiaries is a party as of the date hereof, the Company or Subsidiary that is party thereto, and the portion of the Company Real Property that is leased or subleased pursuant thereto.
(d) Compliance. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each parcel of Company Real Property is in compliance with all existing Laws applicable to such Company Real Property, (ii) neither the Company nor any of its Subsidiaries has received written notice of any Legal Proceedings in eminent domain, condemnation or other similar Legal Proceedings that are pending, (iii) to the Knowledge of the Company, there are no such Legal Proceedings threatened affecting any portion of the Company Real Property, and (iv) no casualty event has occurred with respect to all or any portion of the Company Real Property that has not been fully remedied in all material respects. No Person has been granted the right to lease or sublease all or any portion of the Company Real Property, except pursuant to Landlord Leases.
(e) Title. The Company or a Subsidiary of the Company has good and marketable title to, or a valid and binding leasehold or other interest in, all tangible personal property necessary for the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, free and clear of all liens (except for Permitted Liens) except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.16 Environmental Matters. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries (a) has failed to comply with any Environmental Law; (b) has received any written notice, report or other information alleging that the Company or any Subsidiary has violated, or has any liability under, any applicable Environmental Law; (c) has transported, distributed, produced, processed, manufactured, generated, used, treated, handled, stored, released, disposed or arranged for the disposal of any Hazardous Substances in violation of, or as has given or would reasonably be expected to give rise to liability under, any applicable Environmental Law; (d) has exposed any employee or other Person to Hazardous Substances or otherwise owned, leased or operated any real property (including any structures thereon) from which there has been a release of Hazardous Substances, in each case, in violation of, or as has given or would reasonably be expected to give rise to liability under, any applicable Environmental Law; (e) is a party to or is the subject of any pending or, to the Knowledge of the Company, threatened Legal Proceeding that is (i) alleging the noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to, or liability under, any Environmental Law; (f) except for customary indemnification provisions in Material Contracts, has assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, the liability of any other Person under any Environmental Law; or (g) is aware of any environmental site assessments or any other material documents or correspondence in the possession, custody or control of the Company or any of its Subsidiaries relating to Environmental Law with respect to compliance with Environmental Law by the Company or its Subsidiaries (or any of their respective predecessors) or the environmental condition of any real property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries (or any of their respective predecessors) that have not been provided or made available to Parent.
Section 3.17 Intellectual Property; Privacy.
(a) Registered Intellectual Property; Proceedings. Section 3.17(a) of the Company Disclosure Letter sets forth a true, correct and complete list as of the date of this Agreement of all Company Registered Intellectual Property and material Internet domain name registrations registered by or in the name of the Company or any of its Subsidiaries. Except as has not been and would not be material to the Company and its Subsidiaries, taken as a whole, all material Company Registered Intellectual Property is valid, subsisting, and enforceable.
(b) Ownership. The Company and its Subsidiaries solely and exclusively own all right, title, and interest, free and clear of all encumbrances other than Permitted Liens, in and to the Company Owned Intellectual Property and have a valid and enforceable license or other legal right to use all other material Intellectual Property that is used in or necessary for the operation of the business of the Company and its Subsidiaries as currently conducted by the Company and its Subsidiaries (together with the Company Owned Intellectual Property, the “Company Intellectual Property”), except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c) No Order. No material Company Owned Intellectual Property is subject to any (i) pending or, to the Knowledge of the Company, threatened Legal Proceeding against the Company challenging the legality, validity, enforceability, or registrations thereof, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, or (ii) outstanding order against the Company, in effect as of the date of this Agreement, prohibiting or materially restricting the Company from using, enforcing, exploiting, disposing of, transferring, or licensing such material Company Owned Intellectual Property, except for any such prohibitions or restrictions that would not reasonably be likely to, individually or in the aggregate, have a Company Material Adverse Effect.
(d) No Infringement. The operation of the business as presently conducted is not infringing (i) any present Intellectual Property rights (excluding patent rights) of any third party and (ii) to the Knowledge of the Company, any present patent rights of any third party, except, where such infringement has not been and would not be material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, no third party is infringing, diluting, violating, or misappropriating the Company Owned Intellectual Property, except, in each case, where such infringement, dilution, violation, or misappropriation, has not been and would not be material to the Company and its Subsidiaries, taken as a whole. Except as has not been and would not be material to the Company and its Subsidiaries, taken as a whole, no employee of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any outside contractor of the

Company or any of its Subsidiaries have in the 12-month period prior to the date of this Agreement misappropriated any Trade Secrets or other confidential information of any other Person in the course of the performance of his or her duties as an employee or outside contractor of the Company or any of its Subsidiaries.
(e) IP Protection. Except as has not been and would not be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries take commercially reasonable steps designed to maintain and protect the material Company Owned Intellectual Property, including the secrecy, value, and confidentiality of all Trade Secrets included in the material Company Owned Intellectual Property.
(f) Information Technology. Except as has not been and would not be material to the Company and its Subsidiaries, taken as a whole, the Company IT Assets (i) are adequate for, and operate and perform in all material respects in connection with, the Company’s and its Subsidiaries’ business as it is currently conducted, (ii) to the Knowledge of the Company, are free from material bugs, errors or other defects, (iii) have not materially malfunctioned, crashed, failed or experienced continued substandard performance since the Lookback Date, and (iv) to the Knowledge of the Company, do not contain any virus, malware, ransomware, Trojan horse, worm, back door, time bomb, drop dead device, spyware or adware, or similar devices. The Company and each of its Subsidiaries have implemented data backup, information technology security, business continuity, and disaster recovery measures a consistent with commercially reasonable practices, except, in each case, where a failure to implement such measures has not been and would not be material to the Company and its Subsidiaries, taken as a whole.
(g) Privacy, Data Protection and Data Security. The Company and its Subsidiaries comply with, and have since the Lookback Date complied, in all material respects with: (i) its internal and external privacy and data security policies, (ii) applicable industry standards concerning the Processing of Personal Information and codes of conduct, including the Payment Card Industry Data Security Standard (PCI DSS), (iii) all applicable Privacy Laws, and (v) all material contractual obligations of the Company and its Subsidiaries concerning information security and data privacy (collectively, the “Data Privacy/Security Requirements”), except, in each case, where any non-compliance, has not been, and would not be material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, all vendors, processors, subcontractors and other Persons acting for or on behalf of the Company and its Subsidiaries in connection with the Processing of Personal Information or that otherwise have been authorized to have access to the Company IT Assets or the Personal Information in the possession or control of the Company and its Subsidiaries comply with, and have since the Lookback Date complied, with the Data Privacy/Security Requirements. To the Knowledge of the Company, neither the negotiation nor consummation of the transactions contemplated by this Agreement, nor any disclosure or transfer of Personal Information in connection therewith, will breach or otherwise cause any violation of any Data Privacy/Security Requirement or require the consent, waiver or authorization of, or declaration, filing or notification to, any Person under any such Data Privacy/Security Requirement. Except as has not been and would not be material to the Company and its Subsidiaries, taken as a whole, there are no, and have not been since the Lookback Date, any Legal Proceedings pending by or threatened in writing against the Company or any of its Subsidiaries concerning any Data Privacy/Security Requirement or compliance therewith or violation thereof.
(h) Security Breaches. Except as has not been and would not be material to the Company and its Subsidiaries, taken as a whole, since the Lookback Date, to the Knowledge of the Company: (i) there has been no loss, damage, misuse or unauthorized use, access, modification, destruction, or disclosure, or other breach of security of the Personal Information maintained by or on behalf of the Company or any of its Subsidiaries (including, but not limited to, any event that would give rise to a breach or incident for which notification by the Company or any of its Subsidiaries to individuals and/or Governmental Authorities is required under Data Privacy/Security Requirements); and (ii) there have been no material breaches or unauthorized access or use by any third-party of the Personal Information Processed by any Company IT Asset used and controlled by the Company or any of its Subsidiaries.
Section 3.18 Tax Matters.
(a) Tax Returns, Payments and Reserves. The Company and each of its Subsidiaries have (i) timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by any of them and all such Tax Returns were, at the time of filing, and remain true and complete in all material respects;

and (ii) paid, or have reserved in accordance with GAAP for the payment of, all income and other material Taxes that are required to be paid. The most recent financial statements contained in the Company SEC Reports reflect a reserve in accordance with GAAP for all material Taxes accrued but not then payable by the Company and its Subsidiaries through the date of such financial statements.
(b) No Waivers. Neither the Company nor any of its Subsidiaries has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax, in each case that has not since expired. There is no agreement with any Governmental Authority to any extension of time for filing any Tax Return of the Company or any of its Subsidiaries which has not been filed, other than automatic extensions of time to file such Tax Returns obtained in the ordinary course of business.
(c) Withholding Taxes. The Company and each of its Subsidiaries have (i) withheld all material Taxes required to be withheld; and (ii) timely paid over any amounts so withheld to the appropriate Tax authority.
(d) No Audits. No deficiencies, claims, investigations, proceedings, audits or other examinations with respect to material Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing. Since the Lookback Date, no written claim has been made by a Governmental Authority in a jurisdiction in which the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to tax in that jurisdiction.
(e) No Spin-offs. During the two years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has constituted (i) either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code or (ii) distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 361 of the Code.
(f) No Listed Transactions. Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(g) No Tax Agreements. Neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation (A) entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes or (B) solely by and among any of the Company and its Subsidiaries; (ii) has been a member of a consolidated, combined, unitary or aggregate group of which the Company was not the common parent; (iii) is a party to or bound by any “closing agreement” described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law); or (iv) has any material liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or as a transferee or successor.
(h) COVID Relief. Neither the Company nor any of its Subsidiaries has (i) any Deferred Payroll Taxes, (ii) received any credits under Sections 7001 through 7005 of the Families First Coronavirus Response Act or Section 2301 of the CARES Act, or (iii) otherwise availed itself of any COVID-19 relief measures that would reasonably be expected to impact the Tax payment and/or reporting obligations of the Company or any of its Subsidiaries after the Closing.
(i) Liens. There are no liens for Taxes on any assets of the Company or any of its Subsidiaries, other than liens for Taxes not yet delinquent.
(j) Post-Closing Tax Periods. Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) required as a result of a change in method of accounting made prior to the Closing, (ii) ”closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) executed prior to the Closing, (iii) installment sale or open transaction disposition made prior to the Closing, (iv) prepaid or deposit amount received, or deferred revenue accrued, prior to the Closing, (v) any “intercompany transaction” effected prior to the Closing or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or non-U.S. Law) or (vi) the application of Section 1400Z-2 or Section 965 of the Code.
(k) Transfer Pricing. The Company and each of its Subsidiaries are in compliance in all material respects with all applicable transfer pricing Laws and regulations (including, for the avoidance of doubt, Section 482 of the Code and the Treasury Regulations promulgated thereunder (and any corresponding provision of state, local or non-U.S. Law, as applicable)).
(l) Permanent Establishments. Neither the Company nor any of its Subsidiaries has a permanent establishment, fixed place of business or other nexus in a jurisdiction other than the jurisdiction in which it is tax resident.
Section 3.19 Employee Plans.
(a) Company Benefit Plans. Section 3.19(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, complete and correct list of each material Company Benefit Plan. With respect to each material Company Benefit Plan, to the extent applicable, the Company has made available to Parent true, correct and complete copies of (i) the most recent annual report on Form 5500 required to have been filed with the IRS for each Company Benefit Plan; (ii) the most recent determination letter, if any, from the IRS for any Company Benefit Plan that is intended to qualify pursuant to Section 401(a) of the Code; (iii) the current plan documents (including all amendments thereto) and summary plan descriptions; (iv) any related trust agreements; and (v) any notices or non-routine correspondence to or from the IRS, the United States Department of Labor or any Governmental Authority relating to any Company Benefit Plan dated within the past three years.
(b) Absence of Certain Plans. Neither the Company nor any of its ERISA Affiliates has previously maintained, sponsored or contributed to (or been required to contribute to) or currently maintains, sponsors or participates in, or contributes to (or is required to contribute to), (i) a “multiemployer plan” (as defined in Section 3(37) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA); (iii) a defined benefit pension plan (whether or not subject to ERISA) or any plan subject to Section 302 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA; or (iv) an International Employee Plan.
(c) Compliance. Each Company Benefit Plan has been maintained, funded, operated and administered in all material respects in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority. Neither the Company nor any Subsidiary has incurred (whether or not assessed) any penalty or Tax under Sections 4980B, 4980D, 4980H, 6721 or 6722 of the Code and to the Knowledge of the Company, no circumstances exist or events have occurred that could result in the imposition of any such penalties or Taxes. All contributions, premiums or other payments that are due have been paid on a timely basis with respect to each Company Benefit Plan or, to the extent not yet due, accrued in accordance with GAAP. Each Company Benefit Plan that is intended to meet the requirements of a “qualified plan” under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that such Company Benefit Plan meets the requirements of Section 401(a) of the Code and to the Knowledge of the Company, no event has occurred and no condition exists with respect to the form or operation of such Company Benefit Plan which would reasonably be expected to cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.
(d) Company Benefit Plan Legal Proceedings. Except as would not result in material liability to the Company and its Subsidiaries, taken as a whole, there are no claims, disputes or Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of or against any Company Benefit Plan, the assets of any trust pursuant to any Company Benefit Plan, or the plan sponsor, plan administrator or any fiduciary or any Company Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure.
(e) No Prohibited Transactions. Except as could not result in a material liability to the Company and its Subsidiaries, taken as a whole, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Company Benefit Plan, engaged in or been a party to any non-exempt “prohibited transaction” (as defined in

Section 4975 of the Code or Section 406 of ERISA) that could reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code, in each case applicable to the Company, any of its Subsidiaries or any Company Benefit Plan, or for which the Company or any of its Subsidiaries has any indemnification obligation.
(f) No Post-Employment or Retiree Welfare Benefits. No Company Benefit Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA) provides, nor does the Company or any Subsidiary have any current or potential obligation to provide post-employment or retiree life, health or other welfare benefits to any person, except as may be required by Section 4980B of the Code or any similar Law for which the covered individuals pay the full premium cost of coverage.
(g) Section 280G. No payment or benefit that could be, or has been, made to any Service Provider as a result of the execution of this Agreement or the transactions contemplated hereby (either alone or in combination with any other event) could be characterized as a parachute payment within the meaning of Section 280G(b)(2) of the Code.
(h) Gross-Ups. There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is bound to provide a gross-up or otherwise reimburse any Service Provider or other person for Taxes paid by such Service Provider or other person.
(i) Section 409A. Each Company Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and administered in compliance with Section 409A of the Code.
(j) Consummation of the Transaction. Except as set forth on Section 3.19(j) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby or by the other Transaction Documents, either alone or in conjunction with any other event, could (i) result in any payment (whether a payment of cash or payment of property) or benefit becoming due to any Service Provider, (ii) increase any compensation or benefits otherwise payable under any Company Benefit Plan or otherwise, (iii) accelerate the timing of vesting, funding, delivery of, or payment, or increase the amount or value, of any payment or benefits to any Service Provider, or (iv) require a contribution by the Company or any of its Subsidiaries to any Company Benefit Plan.
Section 3.20 Labor Matters.
(a) Union Activities. Neither the Company nor any of its Subsidiaries is party to, bound by, or negotiating any collective bargaining agreement or other Contract (“Labor Agreements”) with any labor or trade union, works council, or other labor organization (collectively, “Union”), and, to the Knowledge of the Company, no Union represents or purports to represent any employee of the Company or its Subsidiaries. To the Knowledge of the Company, and for the past five years, no Union or group of employees is seeking, or has sought, to organize employees for the purpose of collective bargaining with the Company or any of its Subsidiaries. There are, and for the past five years have been, no pending or, to the Knowledge of the Company, threatened material labor disputes or disruptions directed at the Company or any of its Subsidiaries. With respect to the transactions contemplated by this Agreement, the Company and its Subsidiaries have no duty to notify or bargain with any Union.
(b) Employment Law Compliance. The Company and its Subsidiaries are in compliance in all material respects with applicable Laws and Orders regarding labor relations, employment, and employment practices (including applicable Laws and Orders regarding terms and conditions of employment, wages and hours of work, minimum wage and overtime compensation, meal and break periods, employee and independent contractor classification, immigration and employment authorization, hiring, equal employment opportunity, discrimination, harassment, retaliation, employee health and safety, collective bargaining, whistleblowing, disability rights or benefits, layoffs (including the WARN Act), employee trainings and notices, workers’ compensation, leaves of absence, COVID-19, affirmative action and unemployment insurance).
(c) Service Provider Payments. Except as would not result in material liability for the Company and its Subsidiaries, taken as a whole, (i) the Company and each of its Subsidiaries have fully and timely paid, as applicable, all wages, salaries, overtime, wage premiums, commissions, bonuses, severance and termination payments, fees, and other compensation that have come due and payable to their Service Providers under applicable Laws and Orders, Contract or Company policy for services performed on or before the date hereof; and (ii) since the Lookback Date, each Person classified and treated by the Company or any of its Subsidiaries as an independent contractor, consultant or other contingent worker has been properly treated as such under applicable Laws and Orders.
(d) Sexual and Other Harassment. There are, and since the Lookback Date have been, no Legal Proceedings pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries regarding any allegations of sexual harassment, sexual misconduct, or other illegal harassment by any current or former director, officer, employee, or independent contractor of the Company or any of its Subsidiaries. Since the Lookback Date, neither the Company nor any of its Subsidiaries have entered into any settlement agreements related to allegations of sexual harassment, sexual misconduct, or other illegal harassment by any current or former director, officer, employee, or independent contractor of the Company or any of its Subsidiaries.
Section 3.21 Permits; Safety Rating.
(a) Except as would not have a Company Material Adverse Effect, as of the date of this Agreement, the Company and its Subsidiaries hold, to the extent legally required, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted (such Permits, the “Required Permits”). Except as would not have a Company Material Adverse Effect, as of the date of this Agreement, (a) the Company and its Subsidiaries are in compliance with the terms of the Required Permits; and (b) no suspension or cancellation of any of the Required Permits is pending or, to the Knowledge of the Company, threatened.
(b) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole: (i) the tractors and trailers operated by the Company or its Subsidiaries are properly licensed and registered with applicable authorities in accordance with applicable Laws, and such licenses and registrations are current; and (ii) since the Lookback Date, none of the Company or its Subsidiaries has received, in writing (and there is no proceeding pending or, to the Company’s Knowledge, threatened that would reasonably be expected to result in), an unsatisfactory or conditional safety and fitness rating from the Federal Motor Carrier Safety Commission (the “FMCSA”), or its predecessor, the Federal Highway Administration (the “FHWA”), as a result of a compliance review for any of the factors that are considered by the FMCSA or FHWA.
Section 3.22 Compliance with Laws.
(a) General Compliance. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each of its Subsidiaries is, and since the Lookback Date, has been in compliance with all Laws that are applicable to the Company or its Subsidiaries or to the conduct of the business or operations of the Company or its Subsidiaries.
(b) Sanctions. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or employees, nor, to the Knowledge of the Company, any agent or other third party representative acting on behalf of the Company or any Subsidiary is currently, or has been in the last five years (i) a Sanctioned Person; or (ii) engaging in any dealings or transactions on behalf of the Company or any Subsidiary with, on behalf of, or for the benefit of any Sanctioned Person or in any Sanctioned Country during the period in which it was subject to Sanctions.
(c) Export and Import Laws. Neither the Company, nor any Subsidiary, is currently, or in the last five years has been, in violation of Laws related to the export or import of goods and services or of the U.S. anti-boycott Laws (“Ex-Im Laws”) in any material respect.
(d) Anti-Bribery Laws. In the last five years, the Company and each of its Subsidiaries, including each of their respective directors, officers or employees, and, to the Knowledge of the Company, each agent or other third party representative acting on behalf of the Company and each of its Subsidiaries, (i) have materially complied with all applicable U.S. and non-U.S. Laws relating to the prevention of bribery and corruption and money laundering, including the FCPA (collectively, “Anti-Bribery Laws”); and (ii) have not made, offered, promised, authorized, or received any payment or gift of any money or anything of value to any “foreign official” (as defined by the FCPA), foreign political party or official thereof, political campaign, or public international organization to unlawfully obtain business, direct business to any person, or secure an improper advantage, or otherwise in violation of any Anti-Bribery Laws.
(e) No Allegations, Investigations, or Claims. In the last five years, the Company has not, in connection with or relating to the business of the Company or any Subsidiary, received from any Governmental Authority any written notice, or to the Company’s Knowledge, oral inquiry or allegation, and neither the Company nor any Subsidiary has made any voluntary or involuntary disclosure to a Governmental Authority, or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Sanctions, Ex-Im Laws or Anti-Bribery Laws. There are no pending or, to the Company’s Knowledge, threatened claims against the Company or any Subsidiary with respect to Sanctions, Ex-Im Laws or Anti-Bribery Laws.
Section 3.23 Legal Proceedings; Orders.
(a) No Legal Proceedings. As of the date hereof, there are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or against any present or former officer, executive or director of the Company or any of its Subsidiaries in such individual’s capacity as such.
(b) No Orders. Neither the Company nor any of its Subsidiaries is subject to any Order of any kind or nature, except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.24  Insurance.
(a) Policies. Section 3.24 of the Company Disclosure Letter sets forth a correct and complete list of all material insurance policies and self-insurance arrangements held by or for the benefit of the Company and any of its Subsidiaries. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries maintain insurance coverage in such amounts and covering such risks as are in accordance in all material respects with normal industry practice or as is required by Law, and all premiums due and payable thereon have been paid. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, each of the insurance policies and arrangements relating to the business, assets and operations of the Company and its Subsidiaries is in full force and effect.
(b) No Cancellation. As of the date of this Agreement, except as would not reasonably be expected to, individually or the in the aggregate, have a Company Material Adverse Effect, since the Lookback Date, neither the Company nor any of its Subsidiaries have received any written notice regarding any cancellation, invalidation or material modification of any such insurance policy other than in connection with ordinary renewals, and there is no existing material default by any insured thereunder and there is no material claim pending under any of the Company’s insurance policies as to which coverage has been questioned, denied or disrupted by the underwriters of such policies.
Section 3.25 Related Person Transactions. Except for indemnification, compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director or officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.
Section 3.26 Brokers. Except for the Company Special Committee Financial Advisor, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Merger. The Company has made available to Parent a true, correct and complete copy of the engagement letter with the Company Special Committee Financial Advisor.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub represent and warrant to the Company as follows:
Section 4.1 Organization; Good Standing.
(a) Parent. Parent (i) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.
(b) Merger Sub. Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Merger Sub has been formed solely for the purpose of engaging in the Merger and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no material liabilities or obligations other than as contemplated by the Transaction Documents. Parent is the sole record and beneficial stockholder of Merger Sub.
Section 4.2 Power; Enforceability. Each of Parent and Merger Sub has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) subject to receiving the Merger Sub Stockholder Approval, consummate the Merger. The consummation of the Merger has been duly authorized by all necessary corporate or other action on the part of each of Parent and Merger Sub. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (ii) is subject to general principles of equity.
Section 4.3 Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations under this Agreement, and the consummation of the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents will not (a) violate or conflict with any provision of the certificate of incorporation, bylaws or other similar organizational documents of Parent or Merger Sub; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, result in the loss of a benefit under, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained and, in the case of the consummation of the Merger, subject to obtaining the Merger Sub Stockholder Approval, violate or conflict with any Law applicable to Parent or Merger Sub or by which any of their properties or assets are bound; or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations, loss of benefits or liens that would not, individually or in the aggregate, have a Parent Material Adverse Effect.
Section 4.4  Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of Parent, Merger Sub or any of their Affiliates in connection with the (a) execution and delivery of this Agreement by each of Parent and Merger Sub; (b) performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, except (i) the filing of the Articles of Merger with the Office of the Nevada Secretary of State; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, the DGCL, the NRS and the applicable rules and regulations of the SEC and the NYSE; (iii) compliance with any applicable requirements of the HSR Act; and (iv) such other Consents the failure of which to obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 4.5 Legal Proceedings; Orders.
(a) No Legal Proceedings. As of the date hereof, there are no Legal Proceedings pending or, to the knowledge of Parent or any of its Affiliates, threatened against Parent or Merger Sub, except as would not, individually or in the aggregate, have a Parent Material Adverse Effect.
(b) No Orders. Neither Parent nor Merger Sub is subject to any order of any kind or nature, except as would not, individually or in the aggregate, have a Parent Material Adverse Effect.
Section 4.6 Ownership of Company Capital Stock. None of Parent, Merger Sub or any of their respective Subsidiaries or the “affiliates” or “associates” of any such Person is, and at no time during the last two years has been, an “interested stockholder” of the Company (in each case, as such terms are defined in NRS Chapter 78). Neither Parent nor Merger Sub is a “stockholder of record” or “beneficial owner” (in each case, as such terms are defined in NRS Chapter 78) of any shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of, the Company other than as a result of this Agreement.
Section 4.7 Brokers. No financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Merger for which the Company or any of its Subsidiaries or stockholders would be liable.
Section 4.8 No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Merger.
Section 4.9 Available Funds; Solvency. As of the date hereof, Parent has available unrestricted cash and/or available borrowing under its existing revolving credit facility and at the Effective Time, Parent and Merger Sub will have available, all of the funds necessary in U.S. dollars to consummate the Merger, to pay all fees and expenses in connection therewith, to make payments pursuant to Section 2.10 and to perform their respective obligations under this Agreement. Parent and Merger Sub expressly acknowledge and agree that their obligations under this Agreement, including their obligations to consummate the Merger, and any other transactions contemplated by this Agreement, are not subject to, or conditioned on, the receipt or availability of any funds or financing. Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any of the Subsidiaries of the Company. Each of Parent and Merger Sub are solvent as of the date hereof, and assuming the Company’s representations and warranties in this Agreement are true and correct, each of Parent and the Surviving Corporation and its Subsidiaries (on a consolidated basis) will, after giving effect to the Merger and the other transactions contemplated hereby, and payment of all fees and expenses, be solvent immediately following the Closing.
Section 4.10 Certain Arrangements. Other than the Rollover Agreement and the Support Agreement, there are no Contracts or commitments to enter into Contracts (a) between Parent or Merger Sub, or any of their respective Affiliates, on the one hand, and any director, officer or employee of the Company or any of its Subsidiaries, on the other hand, or (b) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than as provided by this Agreement or pursuant to which any stockholder of the Company agrees to vote or approve this Agreement, the Charter Amendment or the Merger or vote against any Superior Proposal.
Section 4.11 Exclusivity of Representations and Warranties; Non-Reliance.
(a) No Other Representations and Warranties. Each of Parent and Merger Sub, on behalf of itself and its respective Affiliates and Subsidiaries, acknowledges and agrees that, except for the representations and warranties of the Company expressly made to Parent and Merger Sub and set forth in Article III of this Agreement:
(i) neither the Company nor any of its Subsidiaries or Affiliates (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;

(ii) no Person has been authorized by the Company, any of its Subsidiaries or Affiliates or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger; and
(iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, and the Company and its Subsidiaries and Affiliates disclaim any other representations or warranties, whether express or implied, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or projections, forecasts, estimates, budgets or other forward-looking statements or prospective information).
(b) Parent and Merger Sub, on behalf of itself and its respective Affiliates and Subsidiaries, hereby acknowledge and agree that (i) they are not entitled to rely on, and expressly confirm that they are not relying on, representations and warranties of the Company other than those expressly made to Parent and Merger Sub and set forth in Article III of this Agreement; and (ii) they have had the satisfactory opportunity to meet with management of the Company and to discuss the business, assets and liabilities of the Company and its Subsidiaries, and have been afforded the satisfactory opportunity to ask questions of and receive answers from the officers of the Company, and have completed their own independent investigation of the Company and its Subsidiaries, and their respective businesses, assets and liabilities and the transactions contemplated by this Agreement.
ARTICLE V
INTERIM OPERATIONS OF THE COMPANY
Section 5.1 Affirmative Obligations.
(a) Ordinary Course Operation. During the Pre-Closing Period, the Company will, and will cause each of its Subsidiaries to, conduct its business and operations in the ordinary course of business consistent with past practice and maintain its existence in good standing pursuant to applicable Law. The obligations of the Company and its Subsidiaries pursuant to the previous sentence are subject to the following exceptions: (i) as expressly contemplated by this Agreement; (ii) as set forth in Section 5.1 of the Company Disclosure Letter or Section 5.2 of the Company Disclosure Letter; (iii) as required by applicable Law; (iv) as approved by Parent in writing (which approval will not be unreasonably withheld, conditioned or delayed) (all such exceptions in clauses (i) through (iv), the “Covenant Exceptions”); or (v) for any actions taken reasonably and in good faith to respond to any COVID-19 Measures (it being understood that prior to taking any material actions in reliance on this clause (v), the Company will use its reasonable best efforts to provide reasonable advance notice to, and consult, with Parent (if reasonably practicable and legally permissible) prior to taking such actions).
(b) Additional Affirmative Obligations. During the Pre-Closing Period, the Company will, and will cause each of its Subsidiaries to, subject to Covenant Exceptions, use its reasonable best efforts to (i) preserve intact in all material respects its assets, properties, business organizations and ongoing business; (ii) keep available the services of its current officers and key employees; and (iii) preserve in all material respects its relationships with its customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors and other Persons with whom the Company or any of its Subsidiaries has material business relations.
Section 5.2 Forbearance Covenants. During the Pre-Closing Period and in each case subject to the Covenant Exceptions (including, for the avoidance of doubt, the items set forth in Section 5.2 of the Company Disclosure Letter), the Company will not, and will cause its Subsidiaries not to:
(a) amend or otherwise change the Charter, the Bylaws or any other similar organizational document or governing documents;
(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(c) issue, sell, grant, pledge, encumber, transfer or deliver, or agree or commit to issue, sell, grant, pledge, encumber, transfer or deliver, any of equity securities of the Company or any of its Subsidiaries (whether through the issuance or granting of options, equity-based awards, warrants, commitments, subscriptions, rights to purchase or otherwise), except (i) for the issuance, delivery or sale of shares of Company Class A Common Stock or Company Class B Common Stock pursuant to Company Equity-Based Awards outstanding as of the date of this Agreement or pursuant to the ESPP, in each case in accordance with and as required by their terms; or (ii) in connection with a conversion of shares of Company Class B Common Stock into Company Class A Common Stock pursuant to the terms of the Charter;
(d) directly or indirectly acquire, repurchase or redeem any equity securities of the Company or any of its Subsidiaries, except, in each case, (i) as required pursuant to the terms and conditions of Company Equity-Based Awards outstanding as of the date of this Agreement in accordance with their terms; (ii) in connection with a conversion of shares of Company Class B Common Stock into Company Class A Common Stock pursuant to the terms of the Charter; or (iii) for transactions solely between or among the Company and its wholly owned Subsidiaries;
(e) (i) adjust, split, subdivide, combine or reclassify any of its capital stock or other equity or voting interests; (ii) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of its capital stock or other equity or voting interests, or make any other actual, constructive or deemed distribution in respect of its capital stock or other equity or voting interests, except for cash dividends made by any Subsidiary of the Company to the Company or one of its other Subsidiaries; (iii) pledge or encumber any of its capital stock or other equity or voting interests; or (iv) modify the terms of any of its capital stock or other equity or voting interests;
(f) acquire (by merger, consolidation or acquisition of stock or assets or otherwise) any assets, business, Person that is an entity or any equity interest in such Person, make any equity investment in any Person that is an entity and not a wholly owned Subsidiary of the Company, enter into any joint venture, partnership, limited liability company or similar arrangement with any Person (except for acquisitions of inventory, supplies and equipment in the ordinary course of business consistent with past practice and acquisitions of assets for consideration not in excess of $2,000,000 individually or $4,000,000 in the aggregate);
(g) (i) sell, transfer, mortgage, lease, license, pledge, abandon, encumber or otherwise dispose of any of its tangible properties or tangible assets, other than (A) sales of tangible properties or tangible assets with a value not in excess of $2,000,000 individually or $4,000,000 in the aggregate, (B) non-exclusive licenses and other Incidental Licenses granted in the ordinary course of business, and (C) dispositions of assets that are obsolete, worn-out, surplus or no longer used and useful in the conduct of the business of the Company and its Subsidiaries or (ii) waive, cancel, forgive, release, settle or assign any material Indebtedness owed to the Company or any of its Subsidiaries or any material claims held by the Company or any of its Subsidiaries against any Person;
(h) (i) incur or assume any Indebtedness or issue any debt securities, except, in each case, for loans or advances between or among wholly owned Subsidiaries of the Company or between or among the Company and its wholly owned Subsidiaries or the incurrence of Indebtedness in the ordinary course under finance and operating leases and/or the revolving credit facility under the Credit Agreement, provided that in no event will the Company or its Subsidiaries be permitted to incur additional Indebtedness if such incurrence would increase Net Debt, as of the end of any calendar month following the date hereof until the Effective Time, by more than $50,000,000 in excess of the amount of Net Debt as of the date of this Agreement; provided, further that, for purposes of this Section 5.2(h)(i), “Net Debt” means, for the Company and its Subsidiaries, the sum of (A) Indebtedness outstanding under the Credit Agreement, plus (B) all additional finance and operating leases required to be reflected on the Company’s consolidated balance sheet in accordance with GAAP, if any, less (C) all cash and marketable securities held by the Company and its Subsidiaries; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any Person, except with respect to obligations of wholly owned Subsidiaries of the Company; (iii) make any loans, advances or capital contributions to, or investments in, any Person; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create any lien thereon (other than Permitted Liens);

(i) except as required under the terms of any Company Benefit Plan as in effect on the date hereof, (i) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under, any Company Benefit Plan or any other benefit or compensation plan, agreement, contract, program, policy or arrangement that would be a Company Benefit Plan if in existence on the date of this Agreement; (ii) grant to director or officer of the Company or any Service Provider whose annual cash compensation exceeds $150,000, in the aggregate, any increase in cash or equity or equity-based incentive awards, compensation, bonus, severance, or material fringe or other material benefits, and, in the case of any Service Provider whose annual cash compensation is equal to or less than $150,000, in the aggregate, grant any such increase in cash or equity or equity-based incentive awards outside of the ordinary course of business consistent with past practice; (iii) grant to any Service Provider any increase in change in control, retention, severance or termination pay; (iv) hire or engage any Service Provider with an annual cash compensation in excess of $150,000, in the aggregate; (v) enter into or amend any employment, consulting, change in control, retention or severance agreement with, or (vi) terminate, furlough or temporarily lay off any Service Provider whose annual cash compensation would exceed $150,000, in the aggregate;
(j) (i) negotiate, modify, extend, terminate, or enter into any Labor Agreement or (ii) recognize or certify any Union as the bargaining representative for any employees of the Company or its Subsidiaries;
(k) waive or release any noncompetition, non-solicitation, nondisclosure, noninterference, non-disparagement, or other restrictive covenant obligation of any Service Provider except where required by applicable Law or Order;
(l) settle, release, waive or compromise any pending or threatened Legal Proceeding, including any claim that provides for any injunctive or other non-monetary relief, except for the settlement of any Legal Proceedings (i) (1) regarding an automobile accident or incident, solely for monetary damages in an amount not to exceed $3,000,000 individually or $7,000,000 in the aggregate and without an admission of guilt and (2) with respect to any Legal Proceeding not covered by the foregoing clause (1), solely for monetary damages in an amount not in excess of $500,000 individually or $1,000,000 in the aggregate and without an admission of any guilt; or (ii) settled in compliance with Section 6.14, in the case of each of clauses (i)(2) and (ii), solely to the extent that prior written notice has been provided to Parent describing the material details of such settlement;
(m) except as required by applicable Law or GAAP, make any change in any of its accounting principles or practices;
(n) except as expressly contemplated by this Agreement, (i) make, change, or revoke any material Tax election; (ii) settle or compromise any material Tax claim or assessment; (iii) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment; (iv) amend any income or other material Tax Return; (v) surrender any right to claim a refund of a material amount of Taxes; or (vi) enter into a closing agreement with any Governmental Authority regarding Taxes;
(o) sell, assign, license, abandon, or otherwise dispose of, allow to lapse, terminate or expire, or maintain or protect, any of the material Company Owned Intellectual Property, or any portion thereof, except in the ordinary course of business;
(p) modify in any material respect (i) any of its policies related to Data Privacy/Security Requirements, or (ii) any administrative, technical or physical safeguards primarily related to privacy or data security, except, in each case of (i) and (ii), (A) to remediate any privacy or security issue, (B) to enhance data security or integrity, (C) to comply with Data Privacy/Security Requirements, or (D) as otherwise directed or required by a Governmental Authority;
(q) incur, authorize or commit to incur any capital expenditures other than (i) as set forth in Section 5.2(q) of the Company Disclosure Letter (provided, that, with respect to the months and categories set forth on Annex 5.2(q) of Section 5.2(q) of the Company Disclosure Letter, the capital expenditures incurred per category per month shall not exceed the amount therefor set forth on such Annex 5.2(q)) or (ii) expenditures that do not exceed $3,000,000 in the aggregate;
(r) (i) enter into any Contract that would constitute a Material Contract under clauses (i), (iv), (v), (vi), (vii), (viii) or (ix) of the definition of “Material Contract” if it were in effect as of the date of this Agreement or, outside the ordinary course of business consistent with past practice, enter into any other Contract that would constitute a Material Contract if it were in effect as of the date of this Agreement, (ii) amend, modify, renew, terminate, cancel or extend in any material adverse respect any Material Contract (other than terminations thereof upon the expiration of any such Material Contract in accordance with its terms and renewals of existing Contracts on substantially similar terms), or (iii) waive, release, assign or otherwise forego any material right or claim of the Company or any of its Subsidiaries under any Material Contract;
(s) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice;
(t) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(u) implement, announce or effectuate a “plant closing” or “mass layoff” (each as defined in the WARN Act) or other mass employee layoff event affecting in whole or in part any site of employment, facility or operating unit; or
(v) enter into, or agree or commit to enter into, a Contract to take any of the actions prohibited by this Section 5.2.
Section 5.3 Consents for Covenant Forbearance; No Control. Parent shall respond with reasonable promptness to any requests for consent pursuant to Section 5.2 (provided that if Parent has not responded to any such written request for consent within five Business Days from the date of such receipt, Parent will be deemed to have given its consent for purposes of Section 5.2). The Parties acknowledge and agree that the obligations and restrictions set forth in Sections 5.1 and 5.2 of this Agreement are not intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the business or operations of the Company or any of its Subsidiaries at any time prior to the Effective Time. Prior to the Effective Time, the Company and its Subsidiaries will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.
Section 5.4 No Solicitation of Acquisition Proposals.
(a) No Solicitation. Subject to Section 5.4(b), immediately following execution of this Agreement and throughout the remainder of the Pre-Closing Period, the Company will cease and cause to be terminated any discussions or negotiations with, and terminate any data room access (or other access to diligence) of, any Person and its Representatives relating to an Acquisition Transaction or Acquisition Proposal that would otherwise be prohibited by this Section 5.4(a). Unless the Company has already so requested, promptly following the date of this Agreement, the Company will request that each Person (other than Parent and its Representatives) that has executed a confidentiality agreement with the Company or any of its Subsidiaries in connection with its consideration of an Acquisition Transaction or Acquisition Proposal promptly return or destroy, in accordance with the terms of such confidentiality agreement, all non-public information furnished to such Person by or on behalf of the Company or its Subsidiaries prior to the date of this Agreement. Subject to this Section 5.4(a) and Section 5.4(b), during the Pre-Closing Period, the Company and its Subsidiaries, and their respective directors and officers, will not, and the Company will not authorize or direct, and will use its reasonable best efforts to cause its and its Subsidiaries’ other employees, consultants and other Representatives not to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any offer, inquiry, indication of interest or proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (ii) furnish to any Person or Group (other than Parent, its Subsidiaries or any of their respective Representatives in their capacity as such) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person or Group (other than Parent, its Subsidiaries or any of their respective Representatives in their capacity as such) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any offer, inquiry, indication of interest or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person or Group with respect to an Acquisition Proposal or with respect to any inquiries from Persons relating to any offer, indication of interest or proposal relating to an

Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.4); (iv) approve, endorse or recommend any offer, inquiry, indication of interest or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract (whether written, oral, binding or non-binding) relating to an Acquisition Proposal or Acquisition Transaction, other than, in each case, an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Proposal or Acquisition Transaction, an “Alternative Acquisition Agreement”); or (vi) authorize or commit to do any of the foregoing.
(b) Permitted Conduct Related to Certain Proposals. Notwithstanding anything to the contrary in this Section 5.4, from the date of this Agreement until the Company’s receipt of the Requisite Stockholder Approval, the Company and the Company Special Committee may, directly or indirectly through one or more of their respective Representatives (including the Company Special Committee Financial Advisor), following the execution and delivery of an Acceptable Confidentiality Agreement, (i) participate or engage in discussions or negotiations with; or (ii) (1) furnish any non-public information relating to the Company or any of its Subsidiaries to or (2) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries to, in each case, any Person or Group or their respective Representatives that has made, renewed or delivered to the Company a bona fide written Acquisition Proposal after the date of this Agreement that did not result from a material breach of Section 5.4(a). The Company and the Company Special Committee may only take the actions contemplated by the preceding sentence if the Company Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal. During the Pre-Closing Period, the Company will promptly (and, in any event, within 36 hours following the disclosure thereof) make available to Parent and its Representatives any such non-public information concerning the Company and its Subsidiaries that is provided to any such Person or its Representatives that was not previously made available to Parent.
(c) No Company Recommendation Change or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.4(d), at no time after the date of this Agreement may the Company Special Committee:
(i) (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Recommendation in a manner adverse to Parent; (B) adopt, approve, endorse, declare advisable, recommend or publicly propose to adopt, approve, endorse or recommend an Acquisition Proposal; (C) if an Acquisition Proposal has been publicly disclosed, fail to publicly reaffirm the Company Recommendation within seven (7) Business Days after Parent so reasonably requests in writing (provided, that if an Acquisition Proposal is a tender or exchange offer, the Company Special Committee will have ten (10) Business Days after the commencement thereof to reaffirm the Company Recommendation); (D) make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Company Special Committee to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (E) fail to recommend against acceptance of any third party tender or exchange offer for the shares of Company Common Stock within 10 Business Days after commencement of such offer pursuant to Rule 14d-2 of the Exchange Act; (F) fail to include the Company Recommendation in the Proxy Statement; or (G) resolve or publicly propose to take any action described in the foregoing clauses (A) through (F) (any action described in clauses (A) through (G), a “Company Recommendation Change”), it being understood that none of (1) the determination in and of itself by the Company Special Committee that an Acquisition Proposal constitutes, or is reasonably expected to lead to, a Superior Proposal; (2) the delivery, in and of itself, by the Company to Parent and its Representatives of any notice contemplated by Section 5.4(d); or (3) the public disclosure, in and of itself, of the items in clauses (1) and (2) if required by applicable Law, will constitute a Company Recommendation Change or violate this Section 5.4; or
(ii) cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(d) Permissible Company Recommendation Change and Entry into Alternative Acquisition Agreement.
(i) Intervening Events. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, other than in connection with an Acquisition Proposal, the Company Special Committee may effect a Company Recommendation Change of the type described in clauses (A), (C), (F) and (G) (but clause (G) solely with respect to clauses (A), (C) and (F)) thereof, in response to an Intervening Event if and only if:
(1) the Company Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable Law;
(2) the Company has provided prior written notice to Parent at least four Business Days in advance to the effect that the Company Special Committee has (A) so determined and (B) resolved to effect a Company Recommendation Change pursuant to this Section 5.4(d)(i), which notice will describe the Intervening Event in reasonable detail; and
(3) prior to effecting such Company Recommendation Change, the Company and its Representatives, until 5:00 p.m. at the end of such four Business Day period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the Transaction Documents so that the failure to make a Company Recommendation Change in response to such Intervening Event would no longer be inconsistent with the Company Special Committee’s fiduciary duties pursuant to applicable Law, as determined in good faith by the Company Special Committee (after consultation with its financial advisor and outside legal counsel), it being understood that at the end of such four Business Day period, the Company Special Committee must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable Law.
(ii) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, if the Company has received a bona fide written Acquisition Proposal that the Company Special Committee has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Company Special Committee may (A) effect a Company Recommendation Change with respect to such Superior Proposal or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:
(1) the Company Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable Law;
(2) the Company has complied in all material respects with its obligations pursuant to this Section 5.4 with respect to such Acquisition Proposal;
(3) the Company has provided prior written notice to Parent at least four Business Days in advance (the “Notice Period”) to the effect that the Company Special Committee has (A) received a bona fide written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Recommendation Change or to terminate this Agreement pursuant to Section 8.1(h), which notice will describe the basis for such Company Recommendation Change or termination (but which notice will not in and of itself constitute a Company Recommendation Change), including the identity of the Person or Group making such Acquisition Proposal and the material terms of such Acquisition Proposal and include copies of all documents relating to such Acquisition Proposal (including any financing commitments); and
(4) prior to effecting such Company Recommendation Change or termination, the Company and its Representatives, until 5:00 p.m. on the last day of the Notice Period, have (A) negotiated with

Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the Transaction Documents so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (B) permitted Parent and its Representatives to make a presentation to the Company Special Committee regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation), it being understood that (a) in the event of any change to the form or amount of consideration or any other material revision, amendment, update or supplement to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.4(d)(ii)(4) with respect to such new written notice (with the “Notice Period” in respect of such new written notice being two Business Days); and (b) at the end of the Notice Period, the Company Special Committee must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such bona fide written Acquisition Proposal is a Superior Proposal.
(e) Notice to Parent of Acquisition Proposals. During the Pre-Closing Period, the Company will promptly (and, in any event, within 36 hours from the receipt thereof) notify Parent in writing if an Acquisition Proposal is received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company, any of its Subsidiaries or any of their Representatives with respect to an Acquisition Proposal or potential Acquisition Proposal. Such notice must include (A) the identity of the Person or Group making such Acquisition Proposal, request or seeking of discussions or negotiations; and (B) a summary of the material terms, conditions or other aspects of such Acquisition Proposal, request or seeking of discussions or negotiations and, if in writing, a copy thereof and all written materials received in connection therewith. Thereafter, the Company must keep Parent reasonably informed, on a reasonably prompt basis (and in any event within 24 hours), of the status and terms of, any developments regarding, any such Acquisition Proposal (including any amendments thereto) and the status of any such discussions or negotiations, including by providing copies of all written materials (other than non-substantive written communications) sent to or from the Company or any of its Representatives relating to such Acquisition Proposal.
(f) Permitted Disclosures by the Company and the Company Special Committee. So long as the Company Special Committee expressly reaffirms the Company Recommendation in such public disclosure (other than in a customary “stop, look and listen” communication to the Company Stockholders pursuant to Rule 14d-9 promulgated under the Exchange Act), subject to compliance with Section 6.13, nothing in this Agreement will prohibit the Company Special Committee from (A) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including making a “stop, look and listen” communication by the Company Special Committee to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (C) making any disclosure to the Company Stockholders (including factually accurate disclosure regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Special Committee, after consultation with its outside legal counsel, has determined in good faith is consistent with applicable Law (it being understood that any such action or disclosure that constitutes a Company Recommendation Change shall be made only in compliance with the applicable provisions of this Section 5.4).
(g) Breach of No-Solicitation Obligations by Representatives of the Company. The Company agrees that it (i) will not authorize, direct or permit any director, officer employee or other Representative of the Company or any of its Subsidiaries to breach this Section 5.4 and (ii) upon becoming aware of any breach or threatened breach of this Section 5.4 by any director, officer, employee or other Representative of the Company or any of its Subsidiaries, shall use its reasonable best efforts promptly to stop such breach or threatened breach.
ARTICLE VI
ADDITIONAL COVENANTS
Section 6.1 Efforts; Required Action and Forbearance.
(a) Reasonable Best Efforts. Subject to Section 6.2, upon the terms and subject to the conditions set forth in this Agreement, Parent and Merger Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, the Charter Amendment and the Merger, including by using:
(i) reasonable best efforts to cause the conditions set forth in Article VII to be satisfied;
(ii) reasonable best efforts to (1) seek to obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger; and
(iii) commercially reasonable efforts to (1) seek to obtain all consents, waivers and approvals and (2) deliver all notifications, in each case pursuant to any Material Contracts in connection with this Agreement and the consummation of the Merger so as to seek to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts as of and following the consummation of the Merger.
(b) No Failure to Take Necessary Action. Subject to the terms and conditions of this Agreement, Parent or Merger Sub, on the one hand, and the Company and its Subsidiaries, on the other hand, shall not, from the date of this Agreement to the Effective Time, take any action (or fail to take any action) that would reasonably be expected to prevent, materially delay or materially impair the ability of such Party to consummate the Merger. For the avoidance of doubt, (x) no action by either Party taken (or failed to be taken) in compliance with this Agreement will be considered a violation of this Section 6.1, (y) nothing in this Section 6.1(b) shall limit the rights of the Parties under any other provision of this Agreement (including Article VIII) and (z) this Section 6.1(b) shall not require any Party to take any action with respect to any filing with respect to Antitrust Laws that is not expressly required by Section 6.2.
(c) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, the Company and its Subsidiaries shall not agree to the payment of a consent fee, payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty) in connection with obtaining any consent pursuant to any Contract or Indebtedness, except to the extent reasonably requested by Parent, in which case, to the extent reasonably requested by Parent, the Company shall, and shall cause its Subsidiaries to, use their respective reasonable best efforts to obtain any such consent (and any such fee, payment or other consideration, or the provision of additional security, shall only be payable in connection with the consummation of the Merger).
Section 6.2 Antitrust Filings.
(a) Filings Under the HSR Act and Other Applicable Antitrust Laws. Each of Parent and Merger Sub (and their respective Affiliates, if applicable), on the one hand, and the Company and its Subsidiaries, on the other hand, will use (and will cause its respective Affiliates, if applicable, to use) their respective reasonable best efforts to (i) file a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act with the FTC and the Antitrust Division of the DOJ as promptly as reasonably practicable (and, in any event within 10 Business Days following the date of this Agreement); and (ii) to the extent necessary, promptly file comparable pre-merger or post-merger notification filings, forms and submissions with any Governmental Authority pursuant to other applicable Antitrust Laws in connection with the Merger. Each of Parent and the Company will (and will cause each of its respective Representatives, as applicable, to) (A) reasonably cooperate and coordinate with the other in the making of such filings; (B) use its respective reasonable best efforts to supply the other (or cause the other to be supplied) any information that may be required in order to make such filings; (C) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in connection with such filings; and (D) use its respective reasonable best efforts to, as soon as reasonably practicable, (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws applicable to the Merger; and (2) obtain any required consents pursuant to any Antitrust Laws applicable to the Merger. If any Party receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, then such Party will make (or cause to be made, if applicable), as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request.
(b) Divestitures. Without limiting the foregoing, to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act, each of Parent and Merger Sub shall offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (i) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights or businesses of Parent, the Company or any of their respective Subsidiaries and (ii) any other restrictions on the activities of Parent, the Company and their respective Subsidiaries.
(c) Limitations. Notwithstanding anything in this Agreement to the contrary, neither Parent nor Merger Sub shall have an obligation to offer, negotiate, commit to or effect any action (1) that is not conditioned upon the consummation of the Merger or (2) that, when taken together with all other actions, efforts or agreements set forth under Section 6.1 and this Section 6.2 would reasonably be expected to have a material adverse effect on the business, operations, financial condition or results of operations of Parent and its Subsidiaries (including the Company and its Subsidiaries), taken as a whole (assuming for purposes of such analysis that Parent and its Subsidiaries (including the Company and its Subsidiaries), taken as a whole, were the same size, with the same financial profile, as the Company and its Subsidiaries, taken as a whole). The Company and its Subsidiaries shall not, prior to the Effective Time, propose, negotiate, commit to, effect, or agree to any actions, efforts or agreements pursuant to Section 6.1 or Section 6.2, except at the request of Parent or with Parent’s prior written consent. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require the Company or any of its Subsidiaries to commit to or effect any action, effort, or agreement that is not conditioned upon the consummation of the Merger.
(d) Cooperation. In furtherance and not in limitation of Section 6.2(a) and Section 6.2(b), the Company will (and will cause its Subsidiaries to), and Parent and Merger Sub will, in each case, subject to any restrictions under applicable Law, (i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Merger and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings, submissions or other written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Merger to a Governmental Authority; (ii) keep the other Parties reasonably informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Merger and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Merger; and (iii) not independently participate in any meeting, hearing, proceeding or discussions with or before any Governmental Authority in respect of the Merger without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion, and, unless prohibited by such Governmental Authority or applicable Law, the opportunity to attend or participate. However, each of the Company, Parent and Merger Sub may designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information will not be shared with the Representatives of the other Party (other than its outside counsel) without approval of the Party providing the non-public information. Each of the Company, Parent and Merger Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel” only basis. Notwithstanding anything to the contrary herein, Parent shall determine the strategy to be pursued for obtaining and lead the effort to obtain all necessary waiting period expirations or terminations, actions or nonactions, or consents from Governmental Authorities in connection with the Merger and the other transactions contemplated by this Agreement and the Company shall take all reasonable actions to support Parent in connection therewith.

Section 6.3 Proxy Statement.
(a) Preparation. Promptly after the execution of this Agreement, the Company will prepare (with Parent’s reasonable cooperation) and will file with the SEC a preliminary proxy statement to be sent to the Company Stockholders in connection with the Company Stockholder Meeting (the proxy statement, including any amendments or supplements thereto, the “Proxy Statement”). The Company will not file the Proxy Statement with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give good faith consideration to all reasonable additions, deletions or changes suggested by Parent or its counsel. Subject to Section 5.4 and unless there has been a Company Recommendation Change, the Company will (i) include the Company Recommendation in the Proxy Statement; and (ii) subject to applicable Law, use reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval and take all action reasonably necessary or advisable to secure the vote of the holders of shares of Company Common Stock required by applicable Law to effect the Charter Amendment and the Merger. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company Stockholders as promptly as reasonably practicable following confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to have occurred if the SEC has not affirmatively notified the Company by 11:59 p.m. on the tenth calendar day following such filing with the SEC that the SEC will or will not be reviewing the Proxy Statement.
(b) Mutual Assistance. Each of the Company, Parent and Merger Sub will furnish all information concerning such Person and its Affiliates to the other, and provide such other assistance, as may be reasonably requested by such other party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to either received from the SEC.
(c) SEC Correspondence. The Parties will notify each other as promptly as reasonably practicable upon the receipt of any comments, whether written or oral, from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement, or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to such filings. The Parties will use their respective reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after the receipt thereof.
(d) No Amendments to Proxy Statement. Except in connection with a Company Recommendation Change or, subject to compliance with the other provisions of this Section 6.3, to address SEC comments or as necessary to ensure that the Proxy Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, no amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval will not be unreasonably withheld, conditioned or delayed.
(e) Accuracy; Supplied Information.
(i) By the Company. On the date of filing with the SEC, the date of mailing to the Company Stockholders (if applicable) of the Proxy Statement, and at the time of the Company Stockholder Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement. The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will not, at the time that the Proxy Statement is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(ii) By Parent. The information supplied by Parent, Merger Sub and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement will not, at the time that the Proxy

Statement is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 6.4 Company Stockholder Meeting.
(a) Call of Company Stockholder Meeting. The Company will take all action necessary in accordance with applicable Law, the Charter and the Bylaws to establish a record date for (including conducting, as promptly as practicable and in consultation with Parent, one or more “broker searches” in accordance with Rule 14a-13 of the Exchange Act to enable such record date to be so set), duly call, give notice of, convene and hold a meeting of the Company Stockholders (including any adjournment, postponement or other delay thereof, the “Company Stockholder Meeting”) as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders (provided that the Company will not be required to hold the Company Stockholder Meeting at any time prior to the 15th Business Day following the mailing of the Proxy Statement to the Company Stockholders) for the purpose of, among other things, (i) seeking the Requisite Stockholder Approval; and (ii) in accordance with Regulation 14A under the Exchange Act, seeking advisory approval of a proposal in connection with a non-binding, advisory vote to approve certain compensation that may become payable to the Company’s named executive officers in connection with the consummation of the Merger and a customary proposal regarding the adjournment of the Company Stockholder Meeting. Unless this Agreement shall have been terminated in accordance with its terms or the Company Special Committee has made a Company Recommendation Change in accordance with the terms of Section 5.4(d)(ii), the Company will (A) submit this Agreement, the Merger and the Charter Amendment for approval by votes of the Company Stockholders at the Company Stockholder Meeting necessary to obtain the Requisite Stockholder Approval; and (B) use reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.
(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, the Company will be permitted to postpone or adjourn the Company Stockholder Meeting if (i) there are holders of insufficient shares of any class or series of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (ii) the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law, order or a request from the SEC; (iii) to ensure that any supplement or amendment to the Proxy Statement required by applicable Law is provided to the holders of shares of Company Common Stock with a reasonable amount of time in advance of the Company Stockholder Meeting; (iv) Parent has so consented in writing; or (v) to allow additional time for the solicitation of votes in order to obtain the Requisite Stockholder Approval (provided that the Company Stockholder Meeting shall not be postponed or adjourned by more than 10 Business Days pursuant to this clause (v)). If requested by Parent in order to allow additional time for the solicitation of votes in order to obtain the Requisite Stockholder Approval, the Company shall postpone or adjourn the meeting for up to 10 Business Days. Without the prior written consent of Parent (which will not be unreasonably withheld, conditioned or delayed), the Company Stockholder Meeting will not be postponed or adjourned by more than 10 Business Days for each event giving rise to such a postponement or adjournment. In no event will the record date of the Company Stockholder Meeting be changed without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), unless required by applicable Law.
(c) Support Agreement. At the Company Stockholder Meeting and at every other meeting of Company Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, the Company shall cause the Proxy Holder to (i) appear at each such meeting or otherwise cause all of the shares of Company Common Stock subject to the Support Agreement to be counted as present thereat for purposes of establishing a quorum and (ii) vote or consent in respect of, or cause to be voted or consents to be executed in respect of, all such shares of Company Common Stock in accordance with the terms and conditions of the Support Agreement. The Company shall enforce the terms and conditions of, and without the prior written consent of Parent (which may be granted or withheld in Parent’s sole discretion), shall not amend or modify, waive, or terminate any provision of, the Support Agreement.

Section 6.5 Financing Cooperation.
(a) Cooperation by the Company with the Financing. Prior to the Effective Time, the Company will use reasonable best efforts, and will cause each of its Subsidiaries and their respective Representatives to use their reasonable best efforts, to reasonably cooperate as may be customary and reasonably requested by Parent, and at the sole expense of Parent, in connection with the arrangement of any financing to be obtained by Parent and its Subsidiaries in connection with the Merger (the “Financing”); provided that the Company and its Subsidiaries shall not be required to: (i) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses for which it has not received prior reimbursement from Parent; (ii) enter into any definitive agreement to be effective prior to the Closing; (iii) provide access to or disclose information which would result in waiving any attorney-client privilege or work-product privilege; or (iv) pay any commitment or other similar fee or incur any other cost or liability in connection with the Financing prior to the Closing (unless Parent agrees to reimburse the Company therefor), except for any liabilities that are conditioned on the Closing having occurred.
(b) Parent shall promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses incurred by the Company or its Subsidiaries, in connection with such cooperation. Parent shall defend, indemnify and hold harmless the Company, its Subsidiaries, and their Affiliates, for and against any and all losses suffered or incurred by them in connection with the arrangement of Financing and any information utilized in connection therewith (other than information provided by the Company expressly for use in connection therewith).
(c) All nonpublic or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement shall be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Sub will be permitted to disclose such information to any financing sources or prospective financing sources and other financial institutions and investors that are or may become parties to the Financing and to any underwriters, initial purchasers or placement agents in connection with the Financing (and, in each case, to their respective counsel and auditors), so long as such Persons agree in writing to be bound by the Confidentiality Agreement as if parties thereto in advance of any such information being shared with such Persons.
(d) The Company and its counsel shall be given a reasonable opportunity to review and comment on any materials that are to be presented during any road shows or bank presentations conducted in connection with the Financing that contain confidential information about the Company or any of its Subsidiaries, and Parent shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the Company and its counsel.
(e) No Financing Condition. Parent and Merger Sub each acknowledge and agree that obtaining the Financing is not a condition to the Closing. If the Financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Merger. Notwithstanding anything herein to the contrary, none of Parent, its Subsidiaries, or their respective Affiliates shall enter into exclusive arrangements with potential financing sources that would by their terms or otherwise materially impair, delay or prevent any Person from financing any Acquisition Proposal contemplated by Section 5.4(a).
Section 6.6 Anti-Takeover Laws. Neither Parent nor the Company will take any action that would cause any restrictions on business combinations set forth in the Charter or any “takeover” Law to become applicable to this Agreement, the Support Agreement, the transactions contemplated hereby or thereby or the Merger. Each of Parent, the Company and the Company Special Committee will, subject to applicable Law, (a) take all actions within their power to ensure that any restrictions on business combinations set forth in the Charter or any “anti-takeover” Law (including, without limitation, NRS 78.378 to 78.3793, inclusive, and NRS 78.411 to 78.444, inclusive) are not or do not become applicable to this Agreement, the Rollover Agreement, the Support Agreement, the transactions contemplated hereby or thereby, or the Merger; and (b) if any restriction on business combinations set forth in the Charter or applicable “anti-takeover” Law is or becomes applicable to this Agreement, the Support Agreement, the transactions contemplated hereby or thereby, or the Merger, take all action within their power to ensure that this Agreement, the Support Agreement, the transactions contemplated hereby or thereby, and the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such restriction or Law on this Agreement, the Support Agreement, the transactions contemplated hereby or thereby, and the Merger.
Section 6.7 Information Access During the Pre-Closing Period. During the Pre-Closing Period, the Company will, and will cause its Subsidiaries to, for purposes of consummating the Merger and the other transactions contemplated hereby or planning with respect to post-closing integration or operations, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance written notice, to the properties, books and records, and personnel of the Company and its Subsidiaries as reasonably requested by Parent or its Representatives and reasonably promptly provide Parent and its Representatives with all reasonably requested information regarding the business of the Company and its Subsidiaries and such additional information regarding the Company and its Subsidiaries as Parent may reasonably request. Notwithstanding the prior sentence, the Company may restrict or otherwise prohibit access to any documents or information (including by redacting any such documents or information) to the extent that (a) any applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) such documents or information are subject to a confidentiality Contract or arrangement to which the Company or any of its Subsidiaries entered into prior to the date hereof; or (d) reasonably pertinent to any Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand, provided, however, that in such instances (other than with respect to clause (d)), the Company shall inform Parent of the general nature of the information being withheld and, upon Parent’s request, reasonably cooperate with Parent to provide such information, in whole or in part, in a manner that would not result in any of the outcomes described in the foregoing clauses (a) through (c). Any investigation conducted pursuant to the access contemplated by this Section 6.7 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties or personnel of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures, health and safety measures, and insurance requirements, and will not include the right to perform any “invasive” testing or soil, air or groundwater sampling, including any Phase II environmental assessments without the prior written consent of the Company. Notwithstanding anything to the contrary contained herein, the Company may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided under this Section 6.7 as “Outside Counsel Only Material.” Outside Counsel Only Material and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, directors or other Representatives of the recipient unless express written permission is obtained in advance from the Company or its outside legal counsel. Parent and Merger Sub will hold, and will cause their Affiliates and direct their Representatives to hold, any nonpublic information, including any information exchanged pursuant to this Section 6.7, in confidence to the extent required by and in accordance with, and will otherwise comply with the terms of, the Confidentiality Agreement.
Section 6.8 Section 16(b) Exemption. Prior to the Effective Time, the Company will take all actions reasonably necessary to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.
Section 6.9 Directors’ and Officers’ Exculpation, Indemnification and Insurance.
(a) Indemnified Persons. The Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to (i) the articles of incorporation, bylaws and other similar organizational documents and (ii) any indemnification agreements or the indemnification provisions of any other Contract containing indemnification provisions (including employment agreements) between the Company and any of its Subsidiaries, on the one hand, and any of their respective current or former directors or officers (and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time, collectively, the “Indemnified Persons”), on the other hand, provided that, in the case of foregoing clause (ii), only to the extent such indemnification agreement or other Contract is in effect as of the date of this Agreement. In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause the articles of incorporation, bylaws and other similar organizational documents of the Surviving Corporation to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter and the Bylaws as of the date of this Agreement. During such six-year period or such period in which an Indemnified Person is asserting a claim for indemnification pursuant to Section 6.9(b), whichever is longer, such provisions may not be repealed, amended or otherwise modified in any manner that would adversely affect any right to indemnification, exculpation or advancement of expenses thereunder of any such Indemnified Person except as required by applicable Law.
(b) Indemnification Obligation. Without limiting the generality of Section 6.9(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law, each Indemnified Person (in their capacity as such) from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding is based on, arises from, or directly or indirectly, out of (i) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director or officer of the Company or any of its Subsidiaries (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time) and (ii) the fact that such Indemnified Person is or was a director (including in a capacity as a member of any board committee) or officer of the Company, and of its Subsidiaries or any of their respective predecessors (any such Legal Proceeding, an “Indemnified Party Proceeding”). Notwithstanding the foregoing, if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.9(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In connection with an Indemnified Party Proceeding, (A) the Surviving Corporation will have the right to control the defense thereof after the Effective Time; (B) upon receipt of an undertaking by or on behalf of such Indemnified Person to repay any amount if it is ultimately determined by a court of competent jurisdiction in a final, non-appealable order or judgment that such Indemnified Person is not entitled to indemnification, the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Indemnified Party Proceeding, whether or not the Surviving Corporation elects to control the defense of any such Indemnified Party Proceeding; and (C) no Indemnified Person will be liable for any settlement, compromise or arrangement regarding such Legal Proceeding effected without his or her prior written consent (not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle, compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of such Indemnified Party Proceeding with no admission of liability with respect to such Indemnified Person or such Indemnified Person approves in writing of such settlement, compromise or consent (such approval not to be unreasonably withheld, conditioned or delayed). No Indemnified Person shall compromise, settle or consent to an arrangement regarding, or agree to compromise, settle or consent to an arrangement regarding, any Indemnified Party Proceeding for which indemnification is or will be sought under this Section 6.9(b) unless Parent has consented thereto in writing and Parent and the Surviving Corporation shall not have any liability for any such compromise, settlement or arrangement effected without Parent’s prior written consent. Notwithstanding the foregoing, the provisions of this Section 6.9(b) shall not modify, amend, remove or otherwise alter, but shall be in addition to, any obligations of the Surviving Corporation and its Subsidiaries pursuant to the articles of incorporation, bylaws and other similar organizational documents or any indemnification agreements or the indemnification provisions of other Contracts containing indemnification provisions (including employee agreements) between the Company and any of its Subsidiaries, on the one hand, and an Indemnified Person, on the other hand.

(c) D&O Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the D&O Insurance in respect of acts or omissions occurring at or prior to the Effective Time (including claims with respect to the adoption of this Agreement and the consummation of the transactions contemplated hereby, including the Merger and the Charter Amendment). In satisfying its obligations pursuant to this Section 6.9(c), the Surviving Corporation will not be obligated to pay aggregate premiums in excess of 300 percent of the amount paid by the Company for coverage for its last full fiscal year (such 300 percent amount, the “Maximum Premium”). If the aggregate premiums of such insurance coverage exceed the Maximum Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. Prior to the Effective Time, and in lieu of maintaining the D&O Insurance pursuant to this Section 6.9(c), the Company may (and, at Parent’s request, shall) purchase a prepaid “tail” policy (the “Tail Policy”) with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier so long as the aggregate cost for the Tail Policy does not exceed the Maximum Premium, it being understood that if the aggregate cost would exceed that limit, the Company may (and, at Parent’s request, shall) purchase as much coverage as reasonably practicable up to such limit. If the Company does not purchase a Tail Policy prior to the Closing, Parent shall have the right, in lieu of maintaining the D&O Insurance pursuant to this Section 6.9(c), to purchase a Tail Policy with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. If the Company purchases the Tail Policy prior to the Effective Time, then the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain the Tail Policy in full force and effect and continue to honor its obligations thereunder for so long as the Tail Policy is in full force and effect.
(d) Successors and Assigns. Proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.9 (including this Section 6.9(d)) if Parent, the Surviving Corporation or any of their respective successors or assigns either (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person.
(e) No Impairment; Third-Party Beneficiary Rights. The obligations set forth in this Section 6.9 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person without the prior written consent of such affected Indemnified Person. Each of the Indemnified Persons are third-party beneficiaries of this Section 6.9, with full rights of enforcement. The rights of the Indemnified Persons pursuant to this Section 6.9 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws; (ii) the similar organizational documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements or the indemnification provisions of other Contracts containing indemnification provisions (including employment agreements) entered into with the Company or any of its Subsidiaries; or (iv) applicable Law.
(f) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.9 is not prior to or in substitution for, but in addition to, any such claims pursuant to such policies or agreements.
Section 6.10 Employee Matters.
(a) Benefits.
(i) If the Effective Time occurs in calendar year 2023, from the Effective Time and through December 31, 2023, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) provide Continuing Employees with (i) base salary or hourly wages which are no less than the base salary or hourly wages provided by the Company or its Subsidiaries immediately prior to the Closing Date, (ii) target bonus opportunities which are no less favorable than the target bonus opportunities provided by the Company or its Subsidiaries immediately prior to the Closing Date, (iii) employee benefits (excluding employee stock purchase plans, equity or equity-based benefits, retention, change in control, nonqualified deferred compensation, incentive, bonus, transaction benefits, defined benefit pension, severance, termination pay, or post-employment health and welfare benefit plans or arrangements (collectively, the “Excluded Arrangements”)) that are no less favorable, in the aggregate, to those in effect at the Company or its Subsidiaries on the date of this Agreement under the Company Benefit Plans set forth under Section 3.19(a) of the Company Disclosure Letter and (iv) severance benefits that are no less favorable than those in effect at the Company or its Subsidiaries on the date of this Agreement under the Company Benefit Plans set forth under Section 3.19(a) of the Company Disclosure Letter.
(ii) From the later of the Effective Time and January 1, 2024 through the date that is 12 months following the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) provide Continuing Employees with (A) base salary or hourly wages that are no less favorable than the base salary or hourly wages, as applicable, provided by either (as determined by Parent in its discretion) (1) the Company or its Subsidiaries to the Continuing Employee immediately prior to the Closing Date or (2) Parent or its Subsidiaries to similarly situated employees of Parent or its Subsidiaries; (B) employee benefits (excluding Excluded Arrangements) that are no less favorable than either (as determined by Parent in its discretion) the employee benefits (excluding Excluded Arrangements) (1) in effect at the Company or its Subsidiaries on the date of this Agreement under the Company Benefit Plans set forth under Section 3.19(a) of the Company Disclosure Letter or (2) provided by Parent or its Subsidiaries to similarly situated employees of Parent or its Subsidiaries; and (C) severance benefits that are no less favorable than either (as determined by Parent in its discretion) the severance benefits (1) in effect at the Company or its Subsidiaries on the date of this Agreement under the Company Benefit Plans set forth under Section 3.19(a) of the Company Disclosure Letter or (2) provided by Parent or its Subsidiaries to similarly situated employees of Parent or its Subsidiaries.
(b) New Plans. Parent and the Surviving Corporation will use commercially reasonable efforts to cause (i) each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all employee benefit plans sponsored by Parent and its Subsidiaries (other than the Company Benefit Plans) (such plans, the “New Plans”) to the extent that coverage pursuant to any New Plan replaces coverage pursuant to a comparable Company Benefit Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, the “Old Plans”) and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability or other welfare benefits to any Continuing Employee, all waiting periods, pre-existing conditions or limitations, physical examination requirements, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents (to the same extent such conditions, limitations or requirements were met or otherwise not applicable to such Continuing Employee under the Old Plans as of the Effective Time), and any eligible expenses incurred by such Continuing Employee and his or her covered dependents under an Old Plan providing group health benefits during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee’s participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
(c) Termination of Company Benefit Plans. Effective no later than the day immediately preceding the Closing Date, the Company shall terminate, or cause to be terminated, any Company Benefit Plan that Parent has requested to be terminated by providing written notice to the Company at least 15 days prior to the Closing Date. In the event that Parent requests termination of a Company Benefit Plan, the Company, or its applicable Subsidiary, shall adopt written resolutions, the form and substance of which shall be satisfactory to Parent, to terminate such Company Benefit Plan, and the Company shall take, or shall cause to be taken, such other actions as are reasonably requested by Parent to effectuate such termination. No later than the day immediately preceding the Closing Date, the Company shall provide Parent with evidence that such Company Benefit Plans have been terminated.

(d) No Third Person Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, neither this Section 6.10 nor any provisions of this Agreement relating to Company Benefit Plans or Continuing Employees will be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate any Continuing Employee for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Subsidiaries to maintain or continue any Company Benefit Plan or prevent the amendment, modification, suspension or termination thereof or under any other compensation or benefit plan or arrangement after the Effective Time; (iii) create any third party beneficiary rights in any Person; or (iv) be treated as establishment of or an amendment of, or undertaking to amend, any Company Benefit Plan or other compensation or benefit plan or arrangement.
(e) Employee Communications and Consultations. From and after the date hereof until the Closing, the Company shall give Parent the reasonable opportunity to review and comment on any broad-based communications to be distributed to or shared with Service Providers relating to the transactions contemplated by this Agreement or terms of employment (and shall consider and incorporate in good faith any comments so provided by Parent).
Section 6.11 Obligations. Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. The Company will take all action necessary to cause its Subsidiaries to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement.
Section 6.12 Notification of Certain Matters.
(a) Notification by the Company. During the Pre-Closing Period, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, in each case if and only to the extent that such untruth or inaccuracy would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Merger set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of the Company that is set forth in this Agreement or the conditions to the obligations of Parent and Merger Sub to consummate the Merger or the remedies available to the Parties under this Agreement.
(b) Notification by Parent. During the Pre-Closing Period, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Sub in this Agreement has become untrue or inaccurate in any material respect, in each case if and only to the extent that such untruth or inaccuracy would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Sub that is set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement.
Section 6.13 Public Statements and Disclosure. The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Parent and will be issued promptly following the execution and delivery of this Agreement. Thereafter, unless the Company Special Committee has made a Company Recommendation Change, the Company and its Representatives, on the one hand, and Parent and Merger Sub and their respective Representatives, on the other hand, will consult with the other Parties before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in each case to the extent relating to this Agreement or the Merger and neither party shall issue any press release or make any public announcement or statement without the consent of the other party, which shall not be unreasonably withheld, conditioned or delayed; provided, that to the extent such release or announcement is required by applicable Law or any listing agreement with or rule of any national securities exchange or association upon which the securities of the Company are listed, the party required to make the release, announcement or statement shall use reasonable best efforts to consult with the other Party about, and allow the other Party reasonable time (taking into account the circumstances) to comment on, such release, announcement or statement in advance of such issuance. Notwithstanding the foregoing, neither Parent nor the Company will be obligated to engage in such consultation with respect to communications that are (i) principally directed to its employees, drivers, suppliers, customers, partners or vendors so long as such communications are consistent with prior communications previously agreed to by Parent and the Company and do not add additional material information not included in such previous communication (in which case such communications may be made consistent with such plan); (ii) related to a Superior Proposal or Company Recommendation Change or, in each case, any action taken pursuant thereto; (iii) with respect to any dispute or Legal Proceeding solely among the Parties or their respective Affiliates related to this Agreement or the Transaction Documents; or (iv) substantively consistent with previous public disclosures made by the Parties in compliance with this Section 6.13 and which do not add additional material information not included in such previous disclosure. Parent will not be obligated to engage in such consultation with respect to communications that are principally directed to its existing or prospective equity holders and investors of Parent or its Affiliates, so long as such communications are consistent with prior communications previously agreed to by Parent and the Company and do not add additional material information not included in such previous communication.
Section 6.14 Transaction Litigation.
(a) Notice. During the Pre-Closing Period, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof.
(b) Cooperation. The Company will control the defense of any Transaction Litigation. The Company (i) will (A) give Parent the reasonable opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; (B) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation; and (C) consider in good faith Parent’s advice with respect to any Transaction Litigation; and (ii) may not compromise or settle, or agree to compromise or settle, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.14(b), “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company, and Parent may offer comments or suggestions with respect to such Transaction Litigation, which the Company shall consider in good faith.
Section 6.15 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Class A Common Stock from the NYSE as promptly as practicable after (and not prior to) the Effective Time; and (b) the deregistration of the Company Class A Common Stock pursuant to the Exchange Act as promptly as practicable after (and not prior to) such delisting.
Section 6.16 Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action.
Section 6.17 Payoff of Credit Agreement. At or prior to the Effective Time, Parent will provide (or cause to be provided) to the Company funds in an amount equal to the amount necessary for the Company to repay and discharge in full all amounts outstanding under the terms of the Credit Agreement. Promptly following the Effective Time, the Company will repay and discharge such indebtedness (other than any contingent obligations for which no claim has been asserted) in a manner reasonably acceptable to the parties to the Credit Agreement and Parent.
Section 6.18 Merger Sub Stockholder Consent. Promptly following the execution and delivery of this Agreement (but in any event within 24 hours of the date of this Agreement), the sole stockholder of Merger Sub, will execute and deliver to Merger Sub (with a copy also sent simultaneously to the Company) a written consent approving this Agreement and the Merger in accordance with the NRS and the organizational documents of Merger Sub (such adoption and approval, the “Merger Sub Stockholder Approval”).
Section 6.19 FIRPTA Certificate. Prior to the Closing, the Company will deliver to Parent (a) a certificate duly executed by an authorized officer of the Company satisfying the requirements of Treasury

Regulations Section 1.1445-2(c)(3) and certifying that the Company was not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the five-year period ending on the Closing Date and (b) a notice to the IRS in accordance with Treasury Regulations Section 1.897-2(h)(2) to be delivered to the IRS by the Surviving Corporation after the Closing Date.
ARTICLE VII
CONDITIONS TO THE MERGER
Section 7.1 Conditions to Each Party’s Obligations to Effect the Charter Amendment and the Merger. The respective obligations of Parent, Merger Sub and the Company to effectuate the Charter Amendment and consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law and except with respect to Section 7.1(a), which will not be waivable) at or prior to the Closing of each of the following conditions:
(a) Requisite Stockholder Approval. The Requisite Stockholder Approval will have been obtained at the Company Stockholder Meeting.
(b) Antitrust Laws. The waiting periods (and any extensions thereof), if any, applicable to the Merger pursuant to the HSR Act will have expired or otherwise been terminated.
(c) No Prohibitive Injunctions or Laws. No (i) temporary restraining order, preliminary or permanent injunction issued by any court of competent jurisdiction or other Order, legal or regulatory restraint or prohibition preventing the consummation of the Charter Amendment or the Merger will be in effect, (ii) action will have been taken by any Governmental Authority of competent jurisdiction and (iii) Law will have been enacted, entered, enforced, or deemed applicable to the Merger, that, in the case of each of the foregoing clauses (i), (ii) or (iii), prevents, materially restrains, materially impairs, or makes illegal the consummation of the Charter Amendment or the Merger, or would otherwise have such effect (any such Order, injunction, restraint, prohibition, action or Law, a “Restraint”).
Section 7.2 Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:
(a) Representations and Warranties.
(i) In General. Other than the representations and warranties listed in Section 7.2(a)(ii) and Section 7.2(a)(iii), the representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not have a Company Material Adverse Effect.
(ii) Specified Representations and Warranties. The representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3(a), Section 3.3(c), Section 3.4, Section 3.7(c), Section 3.8(c), Section 3.12(a) and Section 3.26 that (A) are not qualified by a Company Material Adverse Effect qualification will be true and correct in all material respects as of the Closing Date, as if made at and as of the Closing Date (without giving effect to any materiality qualification set forth therein) (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date) and (B) that are qualified by a Company Material Adverse Effect qualification will be true and correct in all respects (without disregarding such Company Material Adverse Effect qualifications) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date).

(iii) Capitalization. The representations and warranties set forth in Section 3.7(a) and Section 3.7(b) will be true and correct as of the date hereof and as of the Closing Date as if made at and as of the Closing Date, subject only to de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).
(b) Performance of Covenants and Obligations. The Company will have performed and complied in all material respects with all covenants and obligations in this Agreement required to be performed and complied with by it at or prior to the Closing.
(c) Officer’s Certificate. Parent and Merger Sub will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) have been satisfied.
(d) Company Material Adverse Effect. No Company Material Adverse Effect shall have occurred after the date of this Agreement.
Section 7.3 Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:
(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in Section 4.1 and Section 4.2 will be true and correct in all material respects as of the Closing Date as if made at and as of the Closing Date and all other representations and warranties in this Agreement will be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualifications set forth therein) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not have a Parent Material Adverse Effect.
(b) Performance of Covenants and Obligations of Parent and Merger Sub. Parent and Merger Sub will have performed and complied in all material respects with all covenants and obligations in this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing.
(c) Officer’s Certificate. The Company will have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
ARTICLE VIII
TERMINATION
Section 8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the receipt of the Requisite Stockholder Approval (except as provided in this Agreement), as follows:
(a) by mutual written agreement of Parent and the Company;
(b) by either Parent or the Company if any Restraint has become final and non-appealable, except that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party that has materially breached its obligations in this Agreement and such breach has been the primary cause of or primarily resulted in the final non-appealable Restraint;
(c) by either Parent or the Company if the Effective Time has not occurred by 11:59 p.m. on December 20, 2023, (the “Termination Date”); provided, that in the event that at the Termination Date, all of the conditions in Article VII other than Section 7.1(b) or Section 7.1(c) (to the extent that the failure of such condition arises from or relates to Antitrust Laws) have been satisfied (except for those conditions that by their nature are to be satisfied at the Closing) or have been irrevocably waived by Parent and Merger Sub or the Company, as applicable, then either the Company or Parent may, in its respective sole discretion, elect to extend the Termination Date to March 20, 2024, and such date shall become the Termination Date for purposes of this

Agreement, by delivering written notice to the other Party no later than the Termination Date; it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in the failure of the Effective Time to have occurred prior to the then-scheduled Termination Date;
(d) by either Parent or the Company if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (including any adjournments and postponements thereof) at which a vote is taken on the adoption and approval of this Agreement and the Merger or on the approval of the Charter Amendment;
(e) by Parent if any of the representations or warranties of the Company contained in this Agreement shall have been inaccurate when made or shall have become inaccurate thereafter or the Company has breached or failed to perform any of its obligations or covenants contained in this Agreement, which inaccuracy or breach or failure to perform would result in the failure of a condition set forth in Section 7.2(a) or Section 7.2(b), except that (i) if such breach or failure to perform is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the earlier of (A) 30 days after delivery by Parent to the Company of written notice of such breach or failure to perform, or (B) the Termination Date, it being understood that Parent will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to termination; and (ii) Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) if any of the representations or warranties of the Parent contained in this Agreement shall then be inaccurate or Parent is then in breach in any material respect of any of its covenants or other agreements contained in this Agreement such that the Company would be entitled to terminate pursuant to Section 8.1(g) (disregarding for this purpose whether any applicable cure period required by Section 8.1(g) has been completed);
(f) by Parent if, prior to the Company obtaining the Requisite Stockholder Approval, the Company Special Committee or the Company Board has effected a Company Recommendation Change;
(g) by the Company if any of the representations or warranties of Parent or Merger Sub contained in this Agreement shall have been inaccurate when made or shall have become inaccurate thereafter or Parent or Merger Sub has breached or failed to perform any of its respective obligations or covenants contained in this Agreement, which inaccuracy, breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b), except that (i) if such breach or failure to perform is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the earlier of (A) 30 days after delivery by the Company to Parent of written notice of such breach or failure to perform, or (B) the Termination Date, it being understood that the Company will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to termination; and (ii) the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) if any of the representations or warranties of the Company contained in this Agreement shall then be inaccurate or the Company is then in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in this Agreement such that Parent would be entitled to terminate pursuant to Section 8.1(e) (disregarding for this purpose whether any applicable cure period required by Section 8.1(e) has been completed); or
(h) by the Company (at any time prior to receiving the Requisite Stockholder Approval) if (i) the Company has received a Superior Proposal; (ii) the Company Special Committee has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal; (iii) the Company has complied in all material respects with Section 5.4 with respect to such Superior Proposal; and (iv) the Company pays, or causes to be paid, to Parent or its designee the Company Termination Fee pursuant to and in accordance with Section 8.3(b)(iii).
Section 8.2 Manner and Notice of Termination; Effect of Termination.
(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and reasonably detailed facts and circumstances forming the basis for such termination.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Parent and the Company or the delivery of written notice by the terminating Party to the other Parties, as applicable. Following the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, agent or other Representative of such Party) to the other Parties, as applicable, except that Section 6.5(b), Section 8.3, Article IX and this Section 8.2 (and the definitions of all defined terms appearing in such sections) will each survive the termination of this Agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, but subject to Section 8.3(e), nothing in this Agreement will relieve any Party from any liability for any fraud or Willful Breach of this Agreement prior to the termination of this Agreement. No termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with its terms.
Section 8.3 Fees and Expenses.
(a) General. Except as set forth in Section 6.5(b) and this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated.
(b) Company Payments.
(i) Future Transactions. If (A) this Agreement is validly terminated pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e); (B) following the execution and delivery of this Agreement and prior to the termination of this Agreement pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e), a “bona fide” Acquisition Proposal shall have been made to the Company, the Company Board or the Company Special Committee or shall have been publicly announced or publicly disclosed; and (C) within one year of the termination of this Agreement pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e), as applicable, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction that is subsequently consummated, then the Company shall, concurrently with the earlier of the consummation of such Acquisition Transaction or the entry into a definitive agreement with respect to such Acquisition Transaction, pay or cause to be paid to Parent or its designee an amount equal to the Company Termination Fee by wire transfer of immediately available funds to an account designated by Parent. For purposes of this Section 8.3(b)(i) (other than with respect to clause (B) all references to “15 percent” and “85 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent”).
(ii) Company Recommendation Change. If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company shall, within three Business Days following such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to an account designated by Parent.
(iii) Superior Proposal. If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company shall, concurrently with such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to an account designated by Parent.
(c) Single Payment Only; Liquidated Damages. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Company Termination Fee if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate Parent and Merger Sub in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger.
(d) Payments; Default. The Parties acknowledge and agree that the agreements contained in this Section 8.3 are an integral part of this Agreement and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay any amount due pursuant to Section 8.3(b) and, in order to obtain such payment, Parent commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof, then the Company will pay or cause to be paid to Parent the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) of Parent in connection with such Legal Proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate (as published in The Wall Street Journal or, if not published in The Wall Street Journal, another authoritative source, on the date that such payment or portion thereof was required to be made) through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law (collectively, “Enforcement Expenses”).
(e) Sole and Exclusive Remedy. If this Agreement is validly terminated pursuant to Section 8.1 in a situation in which the Company Termination Fee is payable pursuant to Section 8.3(b) and the Company Termination Fee is paid, Parent’s receipt of the Company Termination Fee and any Enforcement Expenses to the extent owed will be the sole and exclusive remedies of the Parent Related Parties against the Company Related Parties in respect of this Agreement, the Transaction Documents, the transactions contemplated by this Agreement or the Transaction Documents, the termination of this Agreement, any matters forming the basis of such termination, or the failure to consummate the Merger. Following the valid termination of this Agreement pursuant to Section 8.1, including upon payment of the Company Termination Fee and any Enforcement Expenses in a situation in which the Company Termination Fee is payable and is paid, none of the Company Related Parties will have any further liability or obligation to any of the Parent Related Parties relating to or arising out of this Agreement, the Transaction Documents and the Confidentiality Agreement or the transactions contemplated by this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising therefrom. Notwithstanding the foregoing, this Section 8.3(e) will not relieve the Company from any liability for any fraud or Willful Breach of this Agreement or pursuant to Section 8.3(a), as applicable.
ARTICLE IX
GENERAL PROVISIONS
Section 9.1 Survival of Representations, Warranties and Covenants and Obligations. The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement will terminate at the Effective Time, except that any covenants or obligations that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.
Section 9.2 Notices.
(a) Addresses for Notice. All notices and other communications under this Agreement must be in writing and, subject to Section 9.2(b), will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) on the date sent by email (except that notice given by email will not be effective unless the receiving Party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 9.2 (excluding “out of office” or other automated replies)). In each case, the intended recipient is set forth below:

if to Parent, Merger Sub or the Surviving Corporation to:
Knight-Swift Transportation Holdings Inc.
2002 West Wahalla Lane
Phoenix, Arizona 85027
Attention: Todd F. Carlson, General Counsel and Secretary
Email:
with copies (which will not constitute notice) to:
Scudder Law Firm, P.C., L.L.O.
411 South 13th Street, Second Floor
Lincoln, NE 68508
Attention: Mark A. Scudder
Email:
and
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, NY 10004
Attention: Philip Richter
Email:
if to the Company (prior to the Effective Time) to:
U.S. Xpress Enterprises, Inc.
4080 Jenkins Road
Chattanooga, TN 37421
Attention: Nathan Harwell, EVP, Chief Legal Officer and Corporate Secretary
Email:
with a copy (which will not constitute notice) to:
King & Spalding LLP
1180 Peachtree Street, NE
Suite 1600
Atlanta, GA 30309
Attention: Erik Belenky; Keith Townsend
Email:
(b) Additional Procedures Related to Notices. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 9.2 as of the date of rejection, refusal or inability to deliver. Any notice received by the addressee on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 9.2 through a notice given in accordance with this Section 9.2, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice or (ii) the Business Day after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.
Section 9.3 Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Special Committee), except that if the Company has received the Requisite Stockholder Approval, then no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the NRS without receiving such approval. The Company may not take or authorize any such action without the prior approval of the Company Special Committee.

Section 9.4 Extension; Waiver. At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right. The Company may not take any of the actions contemplated by this Section 9.4 without the prior approval of the Company Special Committee.
Section 9.5 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Effective Time (a) in connection with a merger or consolidation involving Parent or Merger Sub or other disposition of all or substantially all of the assets of Parent, Merger Sub or the Surviving Corporation or (b) to any of their respective Affiliates. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement. The Company may not take any of the actions contemplated by this Section 9.5 without the prior approval of the Company Special Committee.
Section 9.6 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to in this Agreement, including the Confidentiality Agreement, the Rollover Agreement, the Support Agreement and the Company Disclosure Letter, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the (i) Effective Time and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated in accordance with its terms.
Section 9.7 No Third-Party Rights. Except as set forth in Section 6.9 and this Section 9.7, the Parties agree that their respective representations, warranties and covenants and obligations set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies under this Agreement, except (a) as set forth in or contemplated by Section 6.9 and this Section 9.7; and (b) from and after the Effective Time, the rights of the holders of shares of Company Common Stock to receive the merger consideration set forth in Article II.
Section 9.8 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
Section 9.9 Remedies.
(a) Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b) Specific Performance.
(i) Irreparable Damage. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions that are required of it by this Agreement in order to consummate the Merger) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree unless and until this Agreement is validly terminated in accordance with Section 8.1, that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms of this Agreement, (B) the Parties will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (C) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement. Each of the Parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other of such parties has an adequate remedy at law or that any such injunction or award of specific performance or other equitable relief is not an appropriate remedy.
(ii) No Objections; Cooperation. Subject in all respects to Section 9.9(b)(i), the Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it will use its reasonable best efforts to cooperate with the other Parties in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance.
Section 9.10 Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), is governed by and construed in accordance with the Laws of the State of Nevada including its statute of limitations without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause or permit the application of laws including any statute of limitations of any jurisdictions other than those of the State of Nevada.
Section 9.11 Consent to Jurisdiction.
(a) General Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding arising out of or relating to this Agreement, the other Transaction Documents, the Merger and the other transactions contemplated by this Agreement or the actions of any Party in the negotiation, administration, performance and enforcement hereof and thereof (the “Transaction Matters”), for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.11 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of or relates to the Transaction Matters; (iii) irrevocably and unconditionally agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising out of or relating to the Transaction Matters will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding arising out of or relating to the Transaction Matters in any court other than the Chosen Courts.

Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.
Section 9.12 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE TRANSACTION MATTERS. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.
Section 9.13 Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.
Section 9.14 Non-recourse. In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award against any party or file or assert any claim with respect to this Agreement or the transactions contemplated hereby and thereby (including any breach by Parent or Merger Sub), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Law arising out of or relating to any such breach, termination or failure, other than from Parent or Merger Sub to the extent expressly provided for in this Agreement.
Section 9.15 Company Special Committee Matters. Prior to the Effective Time, for all purposes hereunder, the Company shall act, including with respect to the granting of any consent, permission or waiver or the making of any determination in connection with this Agreement, the Rollover Agreement, the Support Agreement and the transactions contemplated hereby and thereby only as directed by the Company Special Committee or its designees, and the Company Board shall not (a) eliminate, revoke or diminish the power or authority of the Company Special Committee or (b) without the approval of the Company Special Committee, remove or cause the removal of any director of the Company Board that is a member of the Company Special Committee as a member of the Company Special Committee.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC.
By:
/s/ David A. Jackson

Name:
David A. Jackson

Title:
President and Chief Executive Officer

LIBERTY MERGER SUB INC.
By:
/s/ David A. Jackson

Name:
David A. Jackson

Title:
President

U.S. XPRESS ENTERPRISES, INC.
By:
/s/ Eric Fuller

Name:
Eric Fuller

Title:
President and CEO

[Signature Page to Agreement and Plan of Merger]

Exhibit A
Company Charter Amendment Certificate
Attached.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

U.S. XPRESS ENTERPRISES, INC.

Entity or Nevada Business Identification Number (NVID): C218-1989

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: More than XX%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ______

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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Revised: 12/15/2022

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Article III is amended as set forth on Annex A attached hereto. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______ Signature of Officer or Authorized Signer ______ Title X ______ Signature of Officer or Authorized Signer ______ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article III of the Corporation's Third Amended and Restated Articles of Incorporation is hereby amended as set forth on Annex A attached hereto, which is incorporated herein by this reference.

[See attached page.]

This form must be accompanied by appropriate fees.

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Revised: 12/15/2022

U.S. XPRESS ENTERPRISES, INC.
CERTIFICATE OF AMENDMENT
Annex A
Article III of the Corporation’s Third Amended and Restated Articles of Incorporation is hereby amended by adding the following new Section 3.2(i) thereto:
“(i) Proposed Transactions. Notwithstanding anything to the contrary in Section 3.2(e) or elsewhere in these Third Amended and Restated Articles of Incorporation or otherwise, to the extent that (x) the Agreement and Plan of Merger, by and among the Corporation, Knight-Swift Transportation Holdings Inc. and Liberty Merger Sub Inc., dated as of March 20, 2023 (the “Merger Agreement”) or the Rollover Agreement, by and among Knight-Swift Transportation Holdings Inc., Liberty Holdings Topco LLC and the other parties thereto, dated as of March 20, 2023 (the “Rollover Agreement”) entered into in connection with the Merger Agreement, or (y) any of the transactions contemplated by the Merger Agreement or the Rollover Agreement (collectively, the “Contemplated Transactions”) or (z) the consideration to be paid to the holders of Class A Common Stock or Class B Common Stock pursuant to the Merger Agreement or the Rollover Agreement (collectively, the “Contemplated Consideration”), are inconsistent with Section 3.2(e) or any provisions thereof, Section 3.2(e) or such provisions thereof, as applicable, shall not apply to the Merger Agreement, the Rollover Agreement, the Contemplated Transactions or the Contemplated Consideration.”
* * * *

Exhibit B
Surviving Corporation Articles of Incorporation
Attached.

FOURTH AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
U.S. XPRESS ENTERPRISES, INC.
ARTICLE I
NAME
The name of the corporation is U.S. Xpress Enterprises, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE
The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
ARTICLE III
AUTHORIZED CAPITAL STOCK
The total authorized capital stock of the Corporation shall consist of one thousand (1,000) shares of common stock, $0.01 par value.
ARTICLE IV
DIRECTORS
The members of the governing board of the Corporation are styled as directors. The Board of Directors shall be elected in such manner as shall be provided in the Fourth Amended and Restated Bylaws of the Corporation (the “Bylaws”). The number of directors may be changed from time to time in such manner as shall be provided in the Bylaws of the Corporation.
ARTICLE V
LIMITATION OF LIABILITY
To the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as may be amended from time to time, a director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary or other damages for breach of fiduciary duties as a director or officer. No repeal, amendment, or modification of this Article V, nor the adoption of any provision of these Fourth Amended and Restated Articles of Incorporation inconsistent with this Article V, shall directly or indirectly eliminate or reduce the effect of this Article V with respect to any act or omission of a director or officer of the Corporation occurring prior to such repeal, amendment, modification, or adoption of an inconsistent provision.
ARTICLE VI
INDEMNIFICATION
Section 6.1. In General. Subject to the case by case determination required to be made under Section 6.3 hereof, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (except an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer, of its subsidiaries, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with such action, suit, or proceeding if such person: (a) is not liable for a breach of fiduciary duties that involved intentional misconduct, fraud, or a knowing violation of law; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that the termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person is liable for a breach of fiduciary duties or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.
Section 6.2 Derivative Actions. Subject to the case by case determination required to be made under Section 6.3 hereof, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of its subsidiaries, against expenses (including amounts paid in settlement and attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of the action or suit if such person: (i) is not liable for a breach of fiduciary duties that involved intentional misconduct, fraud or a knowing violation of law or (ii) acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, that such indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.
Section 6.3. Case-by-Case Determination. Any indemnification under Sections 6.1 and 6.2 hereof, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.1 or 6.2. Such determination shall be made: (a) the stockholders; (b) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to such act, suit, or proceeding; (c) if such a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; or (d) if such a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion.
Section 6.4. Mandatory Indemnification. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 6.1 or 6.2, or in defense of any claim, issue, or matter therein, he or she shall be indemnified by the Corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with such defense.
Section 6.5. Advancement of Expenses. Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI.
Section 6.6 Other Rights. The indemnification provided by this Article VI does not exclude any other rights to which any director or officer seeking indemnification may be entitled under any law, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. The indemnification provided by this Article VI shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of the heirs, executors, and administrators of such person. No amendment to repeal of this Article VI shall apply to or have any effect on, the rights of any director or officer under this Article VI which rights come into existence by virtue of acts or omissions of such director or officer occurring prior to such amendment or repeal.
Section 6.7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of its subsidiaries against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.
Section 6.8. Definition of Corporation. For the purposes of this Article VI, references to “the Corporation” include, in addition to the resulting corporation, all constituent corporations (including any constituent of a constituent) absorbed in consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officer so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of a subsidiary of such constituent corporation, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.
Section 6.9. Definition of Subsidiary. For the purposes of this Article VI, references to a “subsidiary” of a person shall mean (i) a corporation more than 50 percent of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such person or by one or more other subsidiaries of such person or by such person and one or more other subsidiaries of such person; (ii) a partnership of which such person or one or more other subsidiaries of such person or such person and one or more other subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such person or one or more other subsidiaries of such person or such person and one or more other subsidiaries of such person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; and (iv) any other person (other than a corporation, partnership or limited liability company) in which such person or one or more other subsidiaries of such person or such person and one or more other subsidiaries of such person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract).
Section 6.10. Other Definitions. For purposes of this Article VI, references to “other enterprise” shall include employee benefit plans; references to “fine” shall include any excise tax assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VI.
ARTICLE VII
AMENDMENT
The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Fourth Amended and Restated Articles of Incorporation in the manner now or hereafter prescribed by statute, or by these Fourth Amended and Restated Articles of Incorporation.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed these Fourth Amended and Restated Articles of Incorporation, certifying that the facts herein stated are true, this [•] day of [•], 2023.
U.S. Xpress Enterprises, Inc.
By:

Name:
Title:
[Signature Page to Fourth Amended and Restated Articles of Incorporation]

Exhibit C
Surviving Corporation Bylaws
Attached.

FOURTH AMENDED AND RESTATED
BYLAWS
OF
U.S. XPRESS ENTERPRISES, INC.
ARTICLE I
OFFICES
Section 1.01 Offices. The registered office of U.S. Xpress Enterprises, Inc. (the “Corporation”) shall be National Registered Agents, Inc., 701 South Carson Street, Suite 200, Carson City, Nevada 89701, USA. The name of its registered agent at such address is National Registered Agents, Inc. The Corporation may have other offices, both within and without the State of Nevada, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.
Section 1.02 Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method.
ARTICLE II
MEETINGS OF THE STOCKHOLDERS
Section 2.01 Place of Meetings. Except as otherwise provided in these Fourth Amended and Restated Bylaws (the “Bylaws”), all meetings of the stockholders shall be held on such dates and at such times and places, within or without the State of Nevada, as shall be determined by the Board of Directors and as shall be stated in the notice of the meeting or in waivers of notice thereof. If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of Nevada.
Section 2.02 Annual Meeting. The annual meeting of stockholders for the election of directors and the transaction of such other proper business as may be brought before the meeting shall be held on such date after the close of the Corporation’s fiscal year, and at such time, as the Board of Directors may from time to time determine.
Section 2.03 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, may be called by the Board of Directors and shall be called by the president or the secretary upon the written request of a majority of the directors. The request shall state the date, time, place and purpose or purposes of the proposed meeting.
Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.
Section 2.05 Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.
Section 2.06 List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.
Section 2.07 Quorum. Unless otherwise required by law, the Corporation’s Articles of Incorporation (the “Articles of Incorporation”) or these Bylaws, at each meeting of the stockholders, a majority of the outstanding shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.
Section 2.08 Conduct of Meetings. At each meeting of the stockholders, the president or, in his or her absence, any one of the vice presidents, in order of their seniority, shall act as chairman of the meeting. The secretary or, in his or her absence, any person appointed by the chairman of the meeting shall act as secretary of the meeting and shall keep the minutes thereof. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.
Section 2.09 Voting; Proxies. Unless otherwise required by law or the Articles of Incorporation, the election of directors shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Articles of Incorporation or these Bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.
Section 2.10 Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Articles of Incorporation of the Corporation, any action required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy and shall be delivered to the Corporation as required by law. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
Section 2.11 Fixing the Record Date.
(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.
(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
ARTICLE III
BOARD OF DIRECTORS
Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Articles of Incorporation, these Bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.
Section 3.02 Number; Term of Office. Except as otherwise provided by the Articles of Incorporation of the Corporation, until such time as the Board of Directors determines otherwise, the number of directors shall be no less than one (1). Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

Section 3.03 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, maybe filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.
Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.
Section 3.05 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairman. Notice of regular meetings need not be given, except as otherwise required by law.
Section 3.06 Special Meetings. Special meetings of the Board of Directors, for any purpose or purposes, may be called by the president and shall be called by the president or the secretary upon the written request of a majority of the directors. The request shall state the date, time, place and purpose or purposes of the proposed meeting.
Section 3.07 Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section shall constitute presence in person at such meeting.
Section 3.08 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.09 hereof other than by mail, or at least three days notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.
Section 3.09 Notices. Subject to Section 3.06, Section 3.08 and Section 3.10 hereof, whenever notice is required to be given to any director by applicable law, the Articles of Incorporation or these Bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.
Section 3.10 Waiver of Notice. Whenever the giving of any notice to directors is required by applicable law, the Articles of Incorporation or these Bylaws, a waiver thereof, given by the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.
Section 3.11 Organization. At each meeting of the Board of Directors, the chairman or, in his or her absence, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.
Section 3.12 Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.13 Action By Majority Vote. Except as otherwise expressly required by these Bylaws, the Articles of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 3.14 Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all of the directors or members of such committee, except to the extent that the consent of a director or committee member is not required by Nevada law, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.
Section 3.15 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.
ARTICLE IV
OFFICERS
Section 4.01 Positions and Election. The officers of the Corporation shall be elected by the Board of Directors and shall include a president, a treasurer and a secretary. The Board of Directors, in its discretion, may also elect a chairman (who must be a director), one or more vice chairmen (who must be directors) and one or more vice presidents, assistant treasurers, assistant secretaries and other officers. Any individual may be elected to, and may hold, more than one office of the Corporation.
Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.
Section 4.03 The President. The president shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.
Section 4.04 Vice Presidents. Each vice president shall have such powers and perform such duties as may be assigned to him or her from time to time by the chairman of the Board of Directors or the president.

Section 4.05 The Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.
Section 4.06 The Treasurer. The treasurer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.
Section 4.07 Duties of Officers May be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.
ARTICLE V
STOCK CERTIFICATES AND THEIR TRANSFER
Section 5.01 Certificates Representing Shares. The shares of the Corporation shall not be represented by certificates; provided, that the Board of Directors may provide by resolution or resolutions after the date hereof that some or all of any or all classes or series of stock shall be represented by certificates. Certificates for the Corporation’s capital stock, if any, shall be in such form as required by law and as approved by the Board of Directors. Each certificate, if any, shall be signed in the name of the Corporation by the president or any vice president and by the secretary, the treasurer, any assistant secretary or any assistant treasurer. Any or all of the signatures on a certificate may be a facsimile or other electronic format (e.g., PDF). In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature shall have been placed on any certificate shall have ceased to be such officer, transfer agent or registrar before the certificate shall be issued, the certificate may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
Section 5.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.
Section 5.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.
Section 5.04 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS AND OFFICERS
The Corporation shall indemnify its directors and officers to the maximum extent permitted by the Chapter 78 of the Nevada Revised Statutes, as may be amended from time to time. Indemnification shall be provided unless it is ultimately determined by a court of competent jurisdiction that (i) the indemnified party did not act in a manner he or she believed in good faith to be in, or not opposed to, the best interests of the Corporation and, (ii) with respect to any criminal action or proceeding, the indemnified party had no reasonable cause to believe his or her conduct was lawful. Expenses shall be advanced to an indemnified party upon written confirmation that he or she has not acted in a manner that would preclude indemnification above and an undertaking to return any advances if it is ultimately determined by a court of competent jurisdiction that the party is not entitled to indemnification under the standard set forth herein.
ARTICLE VII
GENERAL PROVISIONS
Section 7.01 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.
Section 7.02 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.
Section 7.03 Voting Shares in Other Corporations. Unless otherwise directed by the Board of Directors, shares in other corporations which are held by the Corporation shall be represented and voted only by the president or by a proxy or proxies appointed by him or her.
Section 7.04 Dividends. Subject to applicable law and the Articles of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock, unless otherwise provided by applicable law or the Articles of Incorporation.
Section 7.05 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court in and for the County of Clark, State of Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of the corporation to the corporation or the corporation’s stockholders, including, without limitation, a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim arising pursuant to any provision of the NRS, the Articles of Incorporation or these Bylaws (as each may be amended from time to time) or as to which the NRS confers jurisdiction on the Eighth Judicial District Court in and for the County of Clark, State of Nevada or (d) any action asserting a claim governed by the internal affairs doctrine or other “internal action” as defined in Section 78.046 of the NRS. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 7.05.
Section 7.06 Interpretation. Unless the context of a Section of these Bylaws otherwise requires, the terms used in these Bylaws shall have the meanings provided in, and these Bylaws shall be construed in accordance with, the Nevada statutes relating to private corporations, as found in Chapter 78 of the NRS or any subsequent statute.
Section 7.07 Provisions contrary to Provisions of Law. Any article, section, subsections, subdivision, sentence, clause, or phrase of these Bylaws which is contrary or inconsistent with any applicable provisions of law, will not apply so long as such provisions of law remain in effect, but such result will not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses, or phrase is or are illegal.

ARTICLE VIII
AMENDMENTS
Section 8.01 Stockholder Amendments. These Bylaws may be adopted, amended or repealed by the affirmative vote of not less than a majority of the outstanding shares of the Corporation entitled to vote.
Section 8.02 Amendments by Board of Directors. Subject to the right of the stockholders as provided in Section 8.01 of this Article VIII, Bylaws may be adopted, amended or repealed by the Board of Directors.

ANNEX B: SUPPORT AGREEMENT
IRREVOCABLE PROXY AND AGREEMENT
This Irrevocable Proxy and Agreement (this “Proxy and Agreement”), granted and entered into as of March 20, 2023, by each of the Persons set forth on Schedule A (each, a “Stockholder” and, collectively, the “Stockholders”) to and with each of the committee members (each a “Proxy Holder”), each a director of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), and a member of the Special Committee of the Board of Directors (the “Special Committee”) of the Company, and the Company. Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Proxy and Agreement, (i) the Company, (ii) Knight-Swift Transportation Holdings Inc., a Delaware corporation (“Acquiror”) and (iii) Liberty Merger Sub Inc., a Nevada corporation and indirect wholly owned subsidiary of Acquiror (“Merger Sub”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Acquiror;
WHEREAS, as of the date hereof, each Stockholder is the record owner of the number of shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Company Class A Common Stock”) and the number of shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Company Class B Common Stock”) (the Company Class A Common Stock and Company Class B Common Stock, collectively, the “Company Common Stock”) set forth opposite such Stockholder’s name on Schedule A hereto under the heading “Owned Shares” (the “Owned Shares”). The total set forth opposite each Stockholder’s name being all of the shares of Company Common Stock owned of record by such Stockholder, and the aggregate of the shares set forth in Schedule A being all of the shares of Company Common Stock for which the any Stockholder is a “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act); and
WHEREAS, as a condition to the willingness of the Company and Acquiror to enter into the Merger Agreement and as an inducement and in consideration therefor, the Special Committee has requested that each Stockholder agree, and each Stockholder has agreed, to grant the irrevocable proxy set forth herein and to agree to the other matters set forth in this Proxy and Agreement.
NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, each of the Stockholders hereby grants the irrevocable proxy set forth below and the Stockholders, the Proxy Holders and the Company otherwise agrees as follows:
1.   Irrevocable Proxy.   Each Stockholder hereby irrevocably appoints the Proxy Holders, or any of them, with full power of substitution and resubstitution and power to act alone, as such Stockholder’s proxy and attorney-in-fact, to vote all of the Owned Shares of such Stockholder and any additional shares of Company Common Stock acquired by such Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with such Stockholder’s Owned Shares, such Stockholder’s “Covered Shares”) at the Company Stockholder Meeting and at every other meeting of Company Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, and to execute consents with respect all of such Stockholder’s Covered Shares as follows: (a) in favor of (i) the approval of the Charter Amendment, (ii) the adoption of the Merger Agreement and the approval of the Merger, (iii) the approval of any advisory proposal with respect to “golden parachute compensation,” (iv) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if the Company proposes or requests such postponement or adjournment, and (v) the approval of any other proposal to be voted upon or consented to by the Company Stockholders at any Company Stockholder Meeting or other meeting of stockholders or in respect of any proposed action by written consent, the approval of which is necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, but only to the extent that such Covered Shares are entitled to be voted on or consent to such proposal, and (b) against (i) any proposal, action, or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any proposal to amend the Charter or Bylaws of the Company, other than the Charter Amendment, (iii) any Acquisition Proposal, (iv) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (v) any other proposal, action or agreement that would reasonably be expected to prevent or materially impede or materially delay the approval of the Charter Amendment or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, (clauses (a) and (b) collectively, the “Supported Matters”); provided that, such Stockholder shall retain at all times the right to vote such Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in such Stockholder’s sole discretion on matters other than Supported Matters.
Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1 is given in connection with the Company’s execution of the Merger Agreement, and further affirms that the irrevocable proxy is coupled with an interest, is intended to be irrevocable in accordance with the provisions of Section 78.355 of the NRS, and may under no circumstances be revoked. The irrevocable proxy granted by each Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy or incapacity of such Stockholder. Notwithstanding the foregoing, the proxy and appointment granted hereby shall be automatically revoked, without any action by any Stockholder, upon any termination of this Proxy and Agreement pursuant to Section 2.
No Stockholder shall take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Proxy and Agreement, and from and after the date hereof until the Termination Date, no Stockholder shall, without the prior written consent of the Company and the Acquiror, take any action that would reasonably be expected to result in the conversion of any Covered Shares of such Stockholder that, as of the date hereof are shares of Company Class B Common Stock, into shares of Company Class A Common Stock.
Each of the Proxy Holders agrees that he or she shall vote or consent in respect of, or cause to be voted or consents to be in executed in respect of, all of the Covered Shares of each of the Stockholders at the Company Stockholder Meeting and at every other meeting of Company Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, and to execute consents with respect all of such Stockholder’s Covered Shares, in favor of the Supported Matters set forth in clause (a) of the first paragraph of this Section 1 and against the Supported Matters set forth in clause (b) of the first paragraph of this Section 1. The Company shall ensure that the Proxy Holders comply with the foregoing sentence. Without limiting the obligations of each Proxy Holder hereunder, the parties acknowledge and agree that obligations of the Proxy Holders hereunder shall be exercised by the consent of a majority of all Proxy Holders.
2.   Termination.   This Proxy and Agreement shall be revoked and terminated automatically and without further action upon the earliest to occur (such date, the “Termination Date”) of: (i) the valid termination of the Merger Agreement in accordance with its terms or (ii) the Effective Time; provided that the provisions set forth in Sections 9 through 24 shall survive the revocation and termination of this Proxy and Agreement; and provided further that, the revocation and termination of this Proxy and Agreement shall not prevent any party hereto or the Acquiror from seeking any remedies (at law or in equity) against any party hereto for that party’s Willful Breach of this Proxy and Agreement that may have occurred on or before such termination. For the purpose hereof, “Willful Breach” means a breach of any covenant or agreement in this of this Proxy and Agreement that is a consequence of an act or failure to act undertaken or omitted to be taken by or on behalf of the breaching party with the actual knowledge that the taking of such act or failure to take such act would cause or constitute a breach of the relevant covenant or agreement in this Proxy and Agreement.
3.   Certain Covenants of the Stockholders.
3.1   Transfers.   Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, except as expressly permitted by this Proxy and Agreement, (a) such Stockholder shall not, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), except pursuant to the Rollover Agreement (to the extent applicable to such Stockholder) or as a Permitted Transfer, (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Proxy and Agreement, or (iv) commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, but subject to the terms of the Rollover Agreement (to the extent applicable to such Stockholder), this Proxy and Agreement shall not restrict Transfers by a Stockholder of any or all of its Covered Shares to any of its Affiliates provided, that prior to and as a condition to the effectiveness of such Transfer, such Affiliate shall have executed and delivered to the Company a counterpart of this Proxy and Agreement pursuant to which such Affiliate shall be bound by all of the terms and provisions of this Proxy and Agreement. Any Transfer in violation of this Section 3.1 shall be void ab initio. “Permitted Transfer” shall mean (A) a pledge, hypothecation, or collateral assignment of, or grant of a security interest in, Covered Shares or any interest or rights therein as security or collateral for a bona fide loan or other obligation (collectively, a “Pledge”), or (B) after notice to the Acquiror, the transfer or conversion of ownership of Covered Shares or any interests or rights therein to a lender or other beneficiary of the Pledge pursuant to a foreclosure thereof following a default under the loan or other obligation secured by the Pledge.
3.2   Documentation and Information.   Each Stockholder shall permit and hereby consents to and authorizes the Company and Acquiror to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company or Acquiror reasonably determines to be necessary in connection with the Merger Agreement and any of the transactions contemplated by the Merger Agreement, including a copy of this Proxy and Agreement, the identity of each Stockholder and their respective ownership of Covered Shares and the nature of the Stockholders’ commitments and obligations under this Proxy and Agreement.
3.3   No Solicitation.
(a)   Each Stockholder hereby covenants and agrees that, from and after the date hereof until the Termination Date, except as expressly contemplated by this Proxy and Agreement, such Stockholder shall not, and shall cause its Representatives not to, directly or indirectly: (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any offer, inquiry, indication of interest or proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (ii) furnish to any Person or Group (other than Acquiror, its Subsidiaries or any of their respective Representatives in their capacity as such) any non-public information relating to such Stockholder, its Covered Shares or the Company or any of its Subsidiaries or afford to any Person or Group (other than Acquiror, its Subsidiaries or any of their respective Representatives in their capacity as such) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any offer, inquiry, indication of interest or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person or Group with respect to an Acquisition Proposal or with respect to any inquiries from Persons relating to any offer, indication of interest or proposal relating to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 3.3); (iv) approve, endorse or recommend any offer, inquiry, indication of interest or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract (whether written, oral, binding or non-binding) relating to an Acquisition Proposal or Acquisition Transaction; or (vi) authorize or commit to do any of the foregoing; provided, that, notwithstanding anything to the contrary in the foregoing, nothing shall prohibit any Stockholder or its Representatives from taking any action which the Company is permitted to take in compliance with Section 5.4 of the Merger Agreement, including, from the date of the Merger Agreement until the Company’s receipt of Requisite Stockholder Approval and following the execution and delivery of an Acceptable Confidentiality Agreement, (x) participating or engaging in discussions or negotiations with; or (y) (1) furnishing any non-public information relating to the Company or any of its Subsidiaries to, or (2) affording access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries to, in each case, any Person or Group or their respective Representatives that has made, renewed or delivered to the

Company a bona fide written Acquisition Proposal after the date of the Merger Agreement that did not result from a material breach of Section 5.4(a) of the Merger Agreement, in each case, if the Company and the Company Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) that an Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal. Each Stockholder hereby represents and warrants that such Stockholder has read Section 5.4 of the Merger Agreement and agrees not to facilitate or participate in any actions prohibited thereby.
(b)   Each Stockholder will promptly (and, in any event, within 36 hours from the receipt thereof) notify the Company and Acquiror in writing if an Acquisition Proposal is received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, such Stockholder or any of its Representatives with respect to an Acquisition Proposal or potential Acquisition Proposal. Such notice must include (A) the identity of the Person or Group making such Acquisition Proposal, request or seeking of discussions or negotiations; and (B) a summary of the material terms, conditions or other aspects of such Acquisition Proposal, request or seeking of discussions or negotiations and, if in writing, a copy thereof and all written materials received in connection therewith. Thereafter, each Stockholder must keep the Company and Acquiror reasonably informed, on a prompt basis (and in any event within 24 hours), of the status and terms of, any developments regarding, any such Acquisition Proposal (including any amendments thereto) and the status of any such discussions or negotiations, including by providing copies of all written materials sent to or from such Stockholder or any of its Representatives relating to such Acquisition Proposal. The parties acknowledge that notice provided by each Stockholder to the Special Committee satisfies that Stockholder’s obligation to provide notice to the Company under this subsection.
4.   Representations and Warranties of the Stockholders.   Each Stockholder hereby represents and warrants as follows:
4.1   Due Authority.   Such Stockholder, if not a natural person, is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Such Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to grant the irrevocable proxy, and execute, deliver, comply with and perform its obligations, under this Proxy and Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the grant of the irrevocable proxy, and the execution and delivery of, compliance with and performance, by such Stockholder under and of this Proxy and Agreement. This Proxy and Agreement has been duly executed and delivered by the Stockholder and, assuming the due execution and delivery of this Proxy and Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally.
4.2   No Conflict.   The grant of the irrevocable proxy, and the execution and delivery of, compliance with and performance, by such Stockholder under and of this Proxy and Agreement do not and will not (i) if not a natural person, conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, consent, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the approval and filing of the Charter Amendment, the consummation of the Merger and the other transactions contemplated by the Merger Agreement or the grant of the irrevocable proxy by such Stockholder, or performance by such Stockholder of its obligations, under this Proxy and Agreement.

4.3   Consents.   To the Stockholder’s knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to such Stockholder in connection with the grant of the irrevocable proxy by such Stockholder or the execution and delivery of this Proxy and Agreement or except as disclosed on Schedule B, the consummation by such Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the approval and filing of the Charter Amendment, the consummation of the Merger and the other transactions contemplated by the Merger Agreement or the grant of the irrevocable proxy by such Stockholder, or performance by such Stockholder of its obligations, under this Proxy and Agreement.
4.4   Ownership of the Owned Shares.   Each Stockholder is the record owner of the shares of Company Common Stock (broken out by class) set forth opposite its name on Schedule A, representing all beneficially owned shares of Company Stock held by the Stockholders, all of which are free and clear of any liens, other than as set forth on Schedule B or in the Schedule 13D filed by Max L. Fuller and the other filers with the SEC on July 26, 2018 (as amended through the date hereof, the “Schedule 13D”) and those arising under applicable securities laws or created by (a) this Proxy and Agreement, (b) the Voting Agreement, dated June 13, 2018, by and among the Company Stockholders party thereto (the “Voting Agreement”), (c) the Registration Rights Agreement, dated June 13, 2018, by and among the Company and the Company Stockholders party thereto (the “Registration Rights Agreement”), and (d) the Stockholders’ Agreement, dated June 13, 2018, by and among the Company and the Company Stockholders party thereto, as amended by the Amendment to Stockholders’ Agreement, dated May 24, 2019, as further amended by the Second Amendment to Stockholders’ Agreement, dated March 20, 2023 (collectively, the “Stockholders’ Agreement”). Except as set forth in the Schedule 13D, no Stockholder owns, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case, other than the Owned Shares or as set forth on Schedule A. Such Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Proxy and Agreement, the Voting Agreement, the Registration Rights Agreement, the Stockholders’ Agreement, as set forth on Schedule B and in the Schedule 13D. As of the date hereof, other than as set forth on Schedule B and in the Schedule 13D, such Stockholder has not entered into any agreement to transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by such Stockholder.
4.5   Absence of Litigation.   There is no legal action pending against, or, to the knowledge of such Stockholder, threatened against such Stockholder that would reasonably be expected to prevent, or materially impair the grant of the irrevocable proxy by such Stockholder, or the ability of such Stockholder to perform its obligations, under this Proxy and Agreement.
5.   Representations and Warranties of the Company.   The Company hereby represents and warrants as follows:
5.1   Due Authority.   The Company is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver and perform its obligations under this Proxy and Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Proxy and Agreement. This Proxy and Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Proxy and Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally.
5.2   No Conflict.   The execution, delivery and performance by the Company of this Proxy and Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, consent, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Proxy and Agreement.
6.   Non-Survival of Representations, Warranties and Covenants.   Other than the covenants and agreements in Section 16 and Section 17, which shall survive, the representations, warranties and covenants contained herein shall not survive the Effective Time.
7.   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
8.   Further Assurances.   The Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Proxy Holders, the Company or the Acquiror may reasonably request to the extent necessary to effect the grant of the irrevocable proxy and the transactions contemplated by this Proxy and Agreement.
9.   Notices.   All notices and other communications under this Proxy and Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand or by fax; or (iv) on the date sent by email. In each case, the intended recipient is set forth below:
if to the Proxy Holders or the Company to:
U.S. Xpress Enterprises, Inc.
4080 Jenkins Road
Chattanooga, TN 37421
Attention:   Nathan Harwell, EVP, Chief Legal Officer and Corporate Secretary
Email:
with a copy (which will not constitute notice) to:
King & Spalding LLP
1180 Peachtree Street, NE
Suite 1600
Atlanta, GA 30309
Attention:   Erik Belenky; Keith Townsend
Email:
And with a copy to Acquiror:
Knight-Swift Transportation Holdings Inc.
2002 West Wahalla Lane
Phoenix, Arizona 85027
Attention:   Todd F. Carlson, General Counsel and Secretary
Email:

if to the Stockholders, to the address, email or fax set forth on Schedule A for each Stockholder, with a copy (which will not constitute notice) to:
Holland & Hart LLP
9555 Hillwood Drive, 2nd Floor
Las Vegas, NV 89134
Attention:   Gian Brown
Email:
And with a copy to Acquiror:
Knight-Swift Transportation Holdings Inc.
2002 West Wahalla Lane
Phoenix, Arizona 85027
Attention:   Todd F. Carlson, General Counsel and Secretary
Email:
10.   Interpretation.   Where a reference in this Proxy and Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Proxy and Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Proxy and Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Proxy and Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Proxy and Agreement shall refer to this Proxy and Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a “law” shall include any rules and regulations promulgated thereunder, and any reference to “any law” in this Proxy and Agreement shall mean such law as from time to time amended, modified or supplemented. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee).
11.   Entire Agreement.   This Proxy and Agreement (along with the documents referenced herein) and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
12.   No Third-Party Beneficiaries.   This Proxy and Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Proxy and Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Proxy and Agreement; provided, however, that Acquiror is an express third party beneficiary of this Proxy and Agreement and shall be entitled to enforce this Proxy and Agreement against the parties hereto.
13.   Governing Law; Waiver of Jury Trial.   This Proxy and Agreement is governed by and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause or permit the application of laws of any jurisdictions other than those of the State of Nevada. Each of the parties (i) hereby irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding arising out of or relating to this Proxy and Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 9 or in such other manner as may be permitted by applicable law, but nothing in this Section 13 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of or relates to this Proxy and Agreement; (iii) irrevocably and unconditionally agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising out of or relating to this Proxy and Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding arising out of or relating to this Proxy and Agreement in any court other than the Chosen Courts. Each of the parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS PROXY AND AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROXY AND AGREEMENT, AND THE IRREOVABLE PROXY UNDER, AND THE TRANSACTIONS CONTEMPLATED BY, THIS PROXY AND AGREEMENT. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO GRANT OR ENTER INTO THIS PROXY AND AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.
14.   Assignment; Successors.   Other than as provided herein, neither this Proxy and Agreement nor any of the rights, interests or obligations under this Proxy and Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto and the Acquiror, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Proxy and Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
15.   Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Proxy and Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Proxy and Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto and the Acquiror will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Proxy and Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company or the Stockholders would have entered into this Proxy and Agreement, and none of the Company, Acquiror or Merger Sub would not have entered into the Merger Agreement.
16.   Waiver of Appraisal and Dissenters’ Rights and Certain Other Actions.   Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent in connection with the Merger that such Stockholder may have by virtue of ownership of shares of Company Common Stock. In addition, each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any Legal Proceeding, derivative or otherwise, against Acquiror, the Company, or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Proxy and Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Effective Time); or (b) alleging a breach of any duty of the Company Board (or any committee thereof), Company

Stockholder or Acquiror in connection with the Merger Agreement, this Proxy and Agreement, or the irrevocable proxy hereunder or transactions contemplated thereby or hereby.
17.   Termination of Related Party Agreements.   Each Stockholder (to the extent applicable to such Stockholder) acknowledges and agrees that each of (i) the Voting Agreement, (ii) the Registration Rights Agreement and (iii) the Stockholders’ Agreement will be automatically terminated, without any further rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto (or, for those Contracts that cannot be terminated, acknowledges and agrees to waive all rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto that are a party to this Proxy and Agreement), effective as of, and conditioned upon the occurrence of the Effective Time.
18.   Severability.   In the event that any provision of this Proxy and Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Proxy and Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Proxy and Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
19.   Counterparts.   This Proxy and Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
20.   Amendment; Waiver.   This Proxy and Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto and the Acquiror, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance and the Acquiror. No failure or delay on the part of a party or Acquiror in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
21.   No Presumption Against Drafting Party.   The Company and the Stockholders acknowledge that each party to this Proxy and Agreement has been represented by counsel in connection with this Proxy and Agreement and the transactions contemplated by this Proxy and Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Proxy and Agreement against the drafting party has no application and is expressly waived.
22.   No Agreement Until Executed.   Irrespective of negotiations among the parties or the exchanging of drafts of this Proxy and Agreement, this Proxy and Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Special Committee has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Charter or the Bylaws, the Merger Agreement, this Proxy and Agreement and the irrevocable proxy and the transactions contemplated by the Merger Agreement and this Proxy and Agreement, including the Merger; (b) the Merger Agreement is executed by all parties thereto; and (c) this Proxy and Agreement is executed by all parties hereto.
23.   No Ownership Interest.   Nothing contained in this Proxy and Agreement shall be deemed to vest in the Proxy Holders, the Company or the Acquiror any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered

Shares shall remain vested in and belong to the Stockholders, and the Proxy Holders, the Company or the Acquiror shall have no authority to direct the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
24.   Action in Stockholder Capacity Only.   The parties acknowledge that this Proxy and Agreement is granted and entered into by each Stockholder solely in its capacity as a direct or indirect owner of the Covered Shares, and each provision of this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a holder of Covered Shares and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or as a trustee or fiduciary of any employee benefit plan or employee benefit plan trust. For the avoidance of doubt, this Agreement shall not apply to any partner, officer, employee or Affiliate of such Stockholder in its capacity as a director, officer or employee of the Company or any of its Subsidiaries or as a trustee or fiduciary of any employee benefit plan or employee benefit plan trust. Nothing in this Proxy and Agreement shall (or shall require any Stockholder or any partner, officer, employee or Affiliate of Stockholder to attempt to) in any way restrict or limit the ability of such Stockholder or any Affiliate or employee of such Stockholder who is a director or officer of the Company from taking any action or refraining from taking any action in his or her capacity as a director or officer of the Company or its Subsidiaries or in his or her capacity as trustee or fiduciary of any employee benefit plan or employee benefit plan trust, including the exercise of fiduciary duties to the Company, the Company Stockholders or the Company’s Subsidiaries or their respective equityholders. Nothing herein shall be construed to create any obligation on the part of any director and/or officer of the Company or any of its Subsidiaries or any trustee or fiduciary of any employee benefit plan or employee benefit plan trust, to take or refrain from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Proxy and Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
COMPANY
U.S. XPRESS ENTERPRISES, INC.
By:
/s/ Eric Fuller

Name:
Eric Fuller

Title:
President and CEO

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
MAX L. FULLER
By:
/s/ Max L. Fuller

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
FSBSPE 1, LLC
By:
/s/ Max L. Fuller

Name:
Max L. Fuller

Title:
Manager

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
FSBSPE 2, LLC
By:
/s/ Max L. Fuller

Name:
Max L. Fuller

Title:
Manager

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
FSBSPE 3, LLC
By:
/s/ Max L. Fuller

Name:
Max L. Fuller

Title:
Manager

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
FULLER FAMILY ENTERPRISES, LLC
By:
/s/ Janice B. Fuller

Name:
Janice B. Fuller

Title:
Managing Member

By:
/s/ Max L. Fuller

Name:
Max L. Fuller

Title:
Managing Member

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
WILLIAM E. FULLER
By:
/s/ William E. Fuller

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
MAX L. FULLER FAMILY LIMITED PARTNERSHIP
By:
/s/ William E. Fuller

Name:
William E. Fuller

Title:
Managing General Partner

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS
MAX L. FULLER 2008 IRREVOCABLE TRUST FBO WILLIAM E. FULLER
By:
/s/ William E. Fuller

Name:
William E. Fuller

Title:
Trustee

[Signature Page to Irrevocable Proxy And Agreement]

IN WITNESS WHEREOF, the parties have caused this Proxy and Agreement to be duly executed and delivered on the date and year first above written.
PROXY HOLDERS
/s/ John C. Rickel

Name:
John C. Rickel

/s/ Edward Braman

Name:
Edward Braman

/s/ Jon Beizer

Name:
Jon Beizer

/s/ Michael Ducker

Name:
Michael Ducker

/s/ Jennifer G. Buckner

Name:
Jennifer G. Buckner

/s/ Dennis Nash

Name:
Dennis Nash

[Signature Page to Irrevocable Proxy And Agreement]

ANNEX C: OPINION OF U.S. XPRESS’ FINANCIAL ADVISOR
March 20, 2023
Special Committee of the Board of Directors
U.S. Xpress Enterprises, Inc.
4080 Jenkins Road
Chattanooga, Tennessee 37421
Members of the Special Committee of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of Class A Common Stock, par value $0.01 per share (the “Company Class A Common Stock”) (other than the Rollover Stockholders (as defined in the Agreement (as defined below)) of U.S. Xpress Enterprises, Inc. (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with an indirect wholly-owned subsidiary of Knight-Swift Transportation Holdings Inc. (the “Acquiror”). Pursuant to the Agreement and Plan of Merger, dated as of March 20, 2023 (the “Agreement”), among the Company, the Acquiror and its subsidiary, Liberty Merger Sub Inc. (“Merger Sub”), the Company will become an indirect subsidiary of the Acquiror, and each outstanding share of Company Class A Common Stock and Class B Common Stock, par value $0.01 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”), other than (i) shares of Company Common Stock held in treasury or owned by the Acquiror, Merger Sub or any direct or indirect wholly owned subsidiary of the Acquior or Merger Sub (including the Rollover Shares (as defined in the Agreement)) and (ii) Company Restricted Shares (as defined in the Agreement), will be converted into the right to receive $6.15 per share in cash without interest (the “Consideration”).
In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Class A Common Stock and certain publicly traded securities of such other companies; (iv) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (v) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company, the Acquiror or Merger Sub under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company, the Acquiror and Merger Sub in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Class A Common Stock (other than the Rollover Stockholders) in the proposed Transaction and we express no opinion as to (i) the fairness of the Transaction to, or any consideration to be paid in connection with the Transaction to, the holders of any other class of securities, the Rollover Stockholders, creditors or other constituencies of the Company, (ii) the allocation of the aggregate Consideration to be paid to all holders of Company Common Stock between the holders of Class A Common Stock and Class B Common Stock, or (iii) the underlying decision by the Company to engage in the Transaction. We also do not express any opinion as to the Rollover Agreements (as defined in the Agreement) or any voting, governance or other rights of the Rollover Stockholders or the other Supporting Stockholders (as defined in the Agreement), whether pursuant thereto, pursuant to the other documentation to be entered into in connection with the Transaction, or otherwise (and have not taken any such rights into account in our analysis). Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.
We note that we were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction.
We have acted as financial advisor to the Special Committee of the Board of Directors of the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Company or the Acquiror. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and the Acquiror. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Class A Company Common Stock (other than the Rollover Stockholders) in the proposed Transaction is fair, from a financial point of view, to such holders.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Special Committee of the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,
J.P. MORGAN SECURITIES LLC

J.P. Morgan Securities LLC

U.S. XPRESS ENTERPRISES, INC. 4080 Jenkins Road, Chattanooga, Tennessee 37421 VOTE BY INTERNET - [website address] Use the Internet to transmit your proxy up until 11:59 p.m. Eastern Time on [•], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic proxy. VOTE BY PHONE - [phone number] Use any touch-tone telephone to transmit your proxy up until 11:59 p.m. Eastern Time on [•], 2023. Have your proxy card in hand when you call, as you will need the control number shown on the proxy card, and then follow the recorded instructions. VOTE BY MAIL Mark and sign your proxy card and return it in the postage-paid envelope we have provided or return it to [address for Inspector of Election]. THIS PROXY CARD SHOULD BE SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONL .S. XPRESS ENTERPRISES, INC. PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION 1. To approve the Agreement and Plan of Merger, dated as of March 20, 2023, by and among U.S. Xpress Enterprises, Inc., Knight-Swift Transportation Holdings Inc. and Liberty Merger Sub Inc., as it may be amended from time to time, and the Merger of Liberty Merger Sub Inc. with and into U.S. Xpress Enterprises, Inc. For Against Abstain 2. To approve an amendment to U.S. Xpress’ Third Amended and Restated Articles of Incorporation. 3. To separately approve the Merger, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of U.S. Xpress stock (voting together as a single class) held by the holders of U.S. Xpress stock other than the Rollover Stockholders and the other Excluded Stockholders, with each share of U.S. Xpress stock counted equally with one vote per share for this purpose. 4. To approve, on a non-binding, advisory basis, certain compensation arrangements that will or may become payable to U.S. Xpress’ named executive officers in connection with the Merger. 5. To approve the adjournment of the Special Meeting, from time to time, if necessary or appropriate (as determined by the Board of Directors or the chairperson of the meeting, in each case, acting at the direction of the Special Committee), including to solicit additional proxies if there are not sufficient votes to approve the proposals described above in Proposals 1-3. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If any other matters properly come before the meeting the proxyholder(s) will vote in their discretion. For address changes and/or comments, please check this box 0 and write them on the back where indicated. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer or person. Please indicate if you plan to attend this meeting. 0 0 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•]: The Notice and Proxy Statement are available at www.proxyvote.com. U.S. XPRESS ENTERPRISES, INC. Special Meeting of Stockholders [•], 2023, at [•] Eastern Time This proxy is solicited by a Special Committee of our Board of Directors. The undersigned, revoking all prior proxies heretofore given by the undersigned, hereby appoints [•] and [•], or either of them individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of U.S. Xpress Enterprises, Inc. that the undersigned is entitled to vote at, and to act for the undersigned at, the Special Meeting of Stockholders to be held at [•], Eastern Time on [•], 2023, at the Company’s offices located at 4080 Jenkins Road, Chattanooga, Tennessee 37421 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors), and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the accompanying Proxy Statement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIAL COMMITTEE’S RECOMMENDATIONS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE IN ACCORDANCE WITH THEIR JUDGMENT ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE SPECIAL COMMITTEE RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION CONTINUED AND TO BE SIGNED ON REVERSE SIDE